UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:

811-22175

ALPS ETF TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Erin D. Nelson, Esq.

ALPS ETF Trust

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: (303) 623-2577

Date of fiscal year end: November 30

Date of reporting period: December 1, 2013 – November 30, 2014

Item 1.	Reports to Stockholders.

November 30, 2014

annual REPORT

AMLP | Alerian MLP ETF

ENFR | Alerian Energy Infrastructure ETF

An ALPS Advisors Solution

Alerian

table of

www.alpsfunds.com

Alerian MLP ETF
Performance Overview	November 30, 2014 (Unaudited)

INVESTMENT OBJECTIVE

The Alerian MLP ETF (the “Fund”) seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian MLP Infrastructure Index (the “Index”). The Shares of the Fund are listed and trade on the New York Stock Exchange (“NYSE”) Arca under the ticker symbol AMLP. The Fund generally will invest in all of the securities that comprise the Index in proportion to their weightings in the Index.

The Index is a rules based, modified capitalization weighted, float-adjusted index intended to give investors a means of tracking the overall performance of the United States energy infrastructure Master Limited Partnership (“MLP”) asset class. The Index is comprised of 25 energy infrastructure MLPs that earn a majority of their cash flow from the transportation, storage, and processing of energy commodities.

PERFORMANCE OVERVIEW

During the twelve month period of December 1, 2013 to November 30, 2014, the Alerian MLP ETF (AMLP) delivered a total return of 8.8% (8.8% NAV). This compares to the Fund’s index, the Alerian MLP Infrastructure Index (“AMZI Index”), which gained 7.8% on a price-return and 13.8% on a total return basis. The difference in the performance between the Index and AMLP is primarily attributable to the Fund’s operating expenses and the tax impact of the Fund’s C-corporation(1) structure.

During the period, the fund paid four distributions:

•	$0.278 on February 13, 2014
•	$0.279 on May 13, 2014
•	$0.284 on August 13, 2014
•	$0.289 on November 14, 2014

These distributions represent 1.5%, 0.4%, 1.8%, and 1.8% increases from their previous quarters. On an annual basis, the Fund has increased its distribution by 5.5% when comparing the November 14, 2014 distribution versus the November 15, 2013 distribution of $0.274.

Top performers in the Index during the period include TC PipeLines (TCP) and Magellan Midstream Partners (MMP), both gaining more than 30% on a price-return basis. Underperforms during the period include ONEOK Partners (OKS) and Genesis Energy (GEL). During the period, Crestwood Midstream Partners (CMLP), EnLink Midstream Partners (ENLK), EQT Midstream Partners (EQM), and NGL Energy Partners (NGL) were added to the Index. Boardwalk Pipeline Partners (BWP), PVR Partners, Kinder Morgan Energy Partners, and El Paso Pipeline Partners were removed from the Index.

In mid-March, the Interstate Natural Gas Association of America (INGAA) updated and expanded its capital spending report, estimating the need for $641 billion of natural gas, crude, and natural gas liquid infrastructure spending through 2035. For perspective, the total market capitalization of the 25 names in the Index at November 30, 2014 was $310 billion. The new spending estimate is $390 billion higher than the organization’s 2011 estimate. Several companies have noted that “North America is undergoing a major repiping” in describing the construction of new and repurposing of existing midstream assets to accommodate new and growing supply areas. In 2014, many pipeline reversal and/or conversion projects were announced, and the industry even saw a revival in natural gas pipeline projects. Overlaid with increased international demand for cheaper energy resources, the stage is set for more natural gas and ethane export projects.

During the latter half of the period, master limited partnership equity prices told a different story. Starting in June and lasting even beyond November, crude prices plummeted. From its June 13 high of $107.49, West Texas Intermediate (WTI) oil prices had fallen nearly 40% to $65.94 by the end of November. However, MLP unit prices were relatively unaffected by the pullback until October. While the majority of MLPs operate toll-road business models that rarely take title to the underlying commodity, MLPs have not been immune to the headline risk. In the span of two months, the Index fell 7.1%. Investors that feared catching a falling knife took the opportunity to do some early tax loss harvesting, while longer-term investors used the selloffs to add to positions in defensive names, which tend to be larger, investment grade, and with less direct sensitivity to commodity prices. Over the long run, MLPs have exhibited a weak correlation to commodity prices, whether they are crude oil, natural gas, or natural gas liquids.

Despite the volatility, the amount of announced organic projects from master limited partnerships seemingly has not slowed down. Regardless of commodity prices, the MLP-owned energy infrastructure assets, including pipelines, storage facilities, and processing plants, are and will be the bridge by which the reserves and production in supply basins make their way to demand centers. With toll-road business models anchored by inflation-indexed tariff increases and billions of dollars of infrastructure opportunities over the next few decades, we believe that MLPs continue to represent a compelling potential investment opportunity for investors seeking after-tax yield.

1  |  November 30, 2014

Alerian MLP ETF
Performance Overview	November 30, 2014 (Unaudited)

(1)

Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs. The Fund is classified for federal income tax purposes as a taxable regular corporation or so-called Subchapter “C” corporation. Whereas the NAV of Fund Shares is reduced by the accrual of any deferred tax liabilities, the Alerian MLP Infrastructure Index is calculated without any tax deductions.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. ALPS Advisors, Inc. and Alerian do not accept any liability for losses either direct or consequential caused by the use of this information.

Performance (as of November 30, 2014)

	1 Year	3 Year	Since Inception^
Alerian MLP ETF – NAV	8.82%	10.82%	11.09%
Alerian MLP ETF – Market Price*	8.82%	10.85%	11.09%
Alerian MLP Infrastructure Index	13.79%	17.38%	17.96%
S&P 500® Total Return Index	16.86%	20.93%	19.67%

Total Expense Ratio (per the current prospectus) 8.56%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For most current month-end performance data please visit www.alpsfunds.com. The Fund accrues deferred income taxes for future tax liabilities associated with the portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains as well as capital appreciation of its investment. This deferred tax liability is reflected in the daily NAV and as a result the MLP fund’s after-tax performance could differ significantly from the underlying assets even if the pre-tax performance is closely tracked.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on August 24, 2010 with an Inception Date, the first day of trading on the Exchange, of August 25, 2010.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The Alerian MLP Infrastructure Index is comprised of 25 midstream energy Master Limited Partnerships and provides investors with an unbiased benchmark for the infrastructure component of this emerging asset class.

S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

One cannot invest directly in an index. Index performance does not reflect fund performance.

The Alerian MLP ETF is not suitable for all investors. Subject to investment risks, including possible loss of the principal amount invested.

2  |  November 30, 2014

Alerian MLP ETF
Performance Overview	November 30, 2014 (Unaudited)

Top 10 Holdings* (as of November 30, 2014)

Enterprise Products Partners LP	10.32%
Energy Transfer Partners LP	7.53%
Plains All American Pipeline LP	7.48%
MarkWest Energy Partners LP	7.45%
Magellan Midstream Partners LP	7.38%
Buckeye Partners LP	5.90%
Williams Partners LP	4.86%
Enbridge Energy Partners LP	4.80%
Regency Energy Partners LP	4.68%
ONEOK Partners LP	4.28%
Total % of Top 10 Holdings	64.68%

*	% of Total Investments

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2014)

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3  |  November 30, 2014

Alerian Energy Infrastructure ETF
Performance Overview	November 30, 2014 (Unaudited)

INVESTMENT OBJECTIVE

The Alerian Energy Infrastructure ETF (the “Fund”) seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Energy Infrastructure Index (AMEI) (the “Index”).

The Index is intended to give investors a means of tracking the overall performance of the North American energy infrastructure sector. The Index is comprised of 30 equity securities of issuers headquartered or incorporated in the United States and Canada that engage in the transportation, storage, and processing of energy commodities. The following five categories of issuers are included in the Index: master limited partnerships (“MLPs”) and limited liability companies taxed as partnerships known as “Midstream MLPs” (25% total index weight), U.S. MLP affiliates (30% total index weight) taxed as corporations, Canadian MLP affiliates (10% total index weight) taxed as corporations, U.S. energy infrastructure and power companies (15% total index weight) taxed as corporations and Canadian energy infrastructure companies (20% total index weight) taxed as corporations.

PERFORMANCE OVERVIEW

During the period of December 1, 2013 to November 30, 2014, the Alerian Energy Infrastructure ETF (ENFR) delivered a total return of 17.3% (17.1% NAV) This compares to the Fund’s index, the Alerian Energy Infrastructure Index (“AMEI Index” or “Index”), which gained 14.0% on a price-return and 18.3% on a total return basis.

During the period, the fund paid four distributions:

•	$0.066079 on January 3, 2014
•	$0.153455 on April 2, 2014
•	$0.180812 on July 2, 2014
•	$0.161968 on October 1, 2014

Top performers in the Index during the period include Targa Resources Corp (TRGP) and Williams Companies (WMB), both gaining more than 40% on a price-return basis, largely due to positive restructuring and merger and acquisition (M&A) activity. Underperformers in the Index included ONEOK Inc. (OKE) and CenterPoint Energy (CNP).

During the period, Buckeye Partners (BPL), Plains GP Holdings (PAGP), DTE Energy (DTE), EnLink Midstream LLC (ENLC), and EQT Midstream Partners (EQM) were added to the Index. Plains All American Pipeline (PAA), Crosstex Energy Inc (XTXI), Boardwalk Pipeline Partners (BWP), New Jersey Resources (NJR), and SemGroup (SEMG) were removed from the Index.

Energy infrastructure companies continue to benefit from the increase in natural gas, crude oil, and natural gas liquids production (NGL) known as the energy renaissance. In mid-March, the Interstate Natural Gas Association of America (INGAA) updated and expanded its capital spending report, estimating the need for $641 billion of natural gas, crude, and natural gas liquid (NGL) infrastructure spending through 2035. For perspective, the total market capitalization of the 30 names in the Index at November 30, 2014 was $505 billion. The new spending estimate is $390 billion higher than the organization’s 2011 estimate.

Several companies have noted that “North America is undergoing a major repiping” in describing the construction of new and repurposing of existing midstream assets to accommodate new and growing supply areas. In 2014, many U.S. pipeline reversal and/or conversion projects were announced, and the industry even saw a revival in natural gas pipeline projects. Overlaid with increased international demand for cheaper energy resources, the stage is set for more natural gas and ethane export projects.

Across the border in Canada, as heavy crude, condensate, and natural gas liquid production increased in 2014, midstream companies were busy announcing additional pipeline and terminal projects to and from major product hubs such as Edmonton and Hardisty. In addition, Canadian energy infrastructure companies saw an uptick in demand for their crude-by-rail businesses, which offer flexibility and an interim solution until adequate infrastructure is put in place.

Despite some equity price volatility towards the latter few months of the period from declining oil prices, there is still a vast opportunity for the constituents in the Index to participate in the energy infrastructure build-out of North America. With billions of dollars of infrastructure opportunities over the next few decades, we continue to believe that energy infrastructure companies represent a compelling potential investment opportunity for investors seeking total return.

4  |  November 30, 2014

Alerian Energy Infrastructure ETF
Performance Overview	November 30, 2014 (Unaudited)

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. ALPS Advisors, Inc. and Alerian do not accept any liability for losses either direct or consequential caused by the use of this information.

Performance (as of November 30, 2014)

	1 Year	Since Inception^
Alerian Energy Infrastructure ETF - NAV	17.12%	15.13%
Alerian Energy Infrastructure ETF - Market Price*	17.26%	15.43%
Alerian Energy Infrastructure Index	18.31%	16.40%
S&P 500® Total Return Index	16.86%	18.73%

Total Expense Ratio (per the current prospectus) 0.65%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For most current month-end performance data please visit www.alpsfunds.com.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on November 1, 2013.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The Alerian Energy Infrastructure Index is comprised of 30 equity securities of issuers headquartered or incorporated in the United States and Canada that engage in the transportation, storage, and processing of energy commodities.

One cannot invest directly in an index. Index performance does not reflect fund performance.

The Alerian Energy Infrastructure ETF is not suitable for all investors. Subject to investment risks, including possible loss of the principal amount invested.

Top 10 Holdings* (as of November 30, 2014)

Enbridge, Inc.	5.08%
Kinder Morgan, Inc.	5.06%
TransCanada Corp.	4.82%
Spectra Energy Corp.	4.32%
Energy Transfer Partners LP	4.22%
The Williams Cos., Inc.	4.21%
EnLink Midstream LLC	4.18%
Plains GP Holdings LP, Class A	4.02%
Targa Resources Corp.	3.88%
Magellan Midstream Partners LP	3.72%
Total % of Top 10 Holdings	43.51%

*	% of Total Investments

Future holdings are subject to change.

5  |  November 30, 2014

Alerian Energy Infrastructure ETF
Performance Overview	November 30, 2014 (Unaudited)

Growth of  $10,000 (as of November 30, 2014)

Comparison of change in value of a $10,000 investment in the Fund and the Index

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6  |  November 30, 2014

Alerian Exchange Traded Funds
Disclosure of Fund Expenses	November 30, 2014 (Unaudited)

Shareholder Expense Example: As a shareholder of the Funds, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held though November 30, 2014.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you deter- mine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/14	Ending Account Value 11/30/14	Expense Ratio(a)	Expenses Paid During Period 6/1/14 - 11/30/14(b)
Alerian MLP ETF
Actual	$1,000.00	$1,023.20	0.85%	$4.31
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31

Alerian Energy Infrastructure ETF
Actual	$1,000.00	$1,016.70	0.65%	$3.29
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	0.65%	$3.29

(a)	Annualized, based on the Fund’s most recent fiscal half-year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

7  |  November 30, 2014

Alerian Exchange Traded Funds
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Alerian MLP ETF and Alerian Energy Infrastructure ETF, two of the portfolios constituting the ALPS ETF Trust (the “Trust”) as of November 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented for the Alerian MLP ETF, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period November 1, 2013 (commencement of operations) to November 30, 2013 for the Alerian Energy Infrastructure ETF. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alerian MLP ETF and Alerian Energy Infrastructure ETF of the ALPS ETF Trust as of November 30, 2014, the results of their operations for the year then ended, and the changes in their net assets and the financials highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. .

DELOITTE & TOUCHE LLP

Denver, Colorado

January 29, 2015

8  |  November 30, 2014

Alerian MLP ETF
Schedule of Investments	November 30, 2014

Security Description		Shares	Value
Master Limited Partnerships (110.91%)
Gathering & Processing (38.93%)
Access Midstream Partners LP		6,582,078	$412,564,649
Atlas Pipeline Partners LP		4,933,023	162,000,475
Crestwood Midstream Partners LP		9,693,570	194,646,885
DCP Midstream Partners LP		5,567,338	266,731,164
EnLink Midstream Partners LP		5,978,369	166,736,711
MarkWest Energy Partners LP		10,888,894	773,764,808
Regency Energy Partners LP		17,083,390	486,705,781
Targa Resources Partners LP		6,555,578	359,442,342
Western Gas Partners LP		4,397,444	311,910,703
Williams Partners LP		9,765,177	505,250,258

Total Gathering & Processing			3,639,753,776

Natural Gas Transportation (31.06%)
Energy Transfer Partners LP		12,011,910	782,816,175
Enterprise Products Partners LP		28,705,103	1,071,848,546
EQT Midstream Partners LP		2,538,569	212,325,911
ONEOK Partners LP		10,084,028	444,503,954
Spectra Energy Partners LP		3,259,252	175,901,830
TC PipeLines LP		3,003,103	216,193,385

Total Natural Gas Transportation			2,903,589,801

Petroleum Transportation (39.38%)
Buckeye Partners LP		7,974,056	612,965,685
Enbridge Energy Partners LP		13,295,482	498,580,575
Genesis Energy LP		4,730,930	208,302,848
Magellan Midstream Partners LP		9,244,901	766,309,844
NuStar Energy LP		4,210,250	235,774,000
Plains All American Pipeline LP		15,105,107	777,157,755
Sunoco Logistics Partners LP		9,225,637	444,122,165
Tesoro Logistics LP		2,428,051	139,054,481

Total Petroleum Transportation			3,682,267,353

Propane (1.54%)
NGL Energy Partners LP		4,128,704	144,091,770

Total Master Limited Partnerships (Cost $7,821,842,485)			10,369,702,700

	7 Day Yield	Shares	Value
Short Term Investments (0.22%)
Dreyfus Treasury Prime Cash Management Fund, Institutional Shares	0.000%(a)	20,246,805	20,246,805

Total Short Term Investments
(Cost $20,246,805)			20,246,805

Total Investments (111.13%)
(Cost $7,842,089,290)			$10,389,949,505

Net Liabilities Less Other Assets (-11.13%)			(1,040,948,155)

Net Assets (100.00%)			$9,349,001,350

9  |  November 30, 2014

Alerian MLP ETF
Schedule of Investments	November 30, 2014

(a)	Less than 0.0005%.

Common Abbreviations:

LP - Limited Partnership.

See Notes to Financial Statements.

10 | November 30, 2014

Alerian MLP ETF
Statement of Assets and Liabilities	November 30, 2014

ASSETS:
Investments, at value	$10,389,949,505
Receivable for securities sold	18,562,357
Receivable for shares sold	86,845
Income tax receivable	5,547,683
Total Assets	10,414,146,390

LIABILITIES:
Payable to custodian for overdraft	10,107
Franchise tax payable	571,206
Deferred tax liability	1,039,371,378
Payable for shares redeemed	18,577,200
Payable to adviser	6,615,149
Total Liabilities	1,065,145,040
NET ASSETS	$9,349,001,350

NET ASSETS CONSIST OF:
Paid-in capital	$7,907,097,124
Accumulated net investment loss, net of deferred income taxes	(103,488,439)
Accumulated net realized loss on investments, net of deferred income taxes	(68,156,796)
Net unrealized appreciation on investments, net of deferred income taxes	1,613,549,461
NET ASSETS	$9,349,001,350

INVESTMENTS, AT COST	$7,842,089,290

PRICING OF SHARES
Net Assets	$9,349,001,350
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	516,512,100
Net Asset Value, offering and redemption price per share	$18.10

See Notes to Financial Statements.

11 | November 30, 2014

Alerian MLP ETF
Statement of Operations	For the Year Ended November 30, 2014

INVESTMENT INCOME:
Distributions from master limited partnerships	$508,572,769
Less return of capital distributions	(508,572,769)
Total Investment Income	–

EXPENSES:
Franchise tax expense	730,005
Investment adviser fee	72,402,447
Total Expenses	73,132,452
NET INVESTMENT LOSS, BEFORE INCOME TAXES	(73,132,452)
Deferred income tax benefit	26,414,177
NET INVESTMENT LOSS	(46,718,275)

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on investments, before income taxes	421,995,992
Deferred income tax expense	(154,612,911)
Net realized gain	267,383,081
Net change in unrealized appreciation on investments, before income taxes	735,432,882
Deferred income tax expense	(261,584,094)
Net change in unrealized appreciation	473,848,788
NET REALIZED AND UNREALIZED GAIN	741,231,869
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$694,513,594

See Notes to Financial Statements.

12 | November 30, 2014

Alerian MLP ETF
Statements of Changes in Net Assets

	For the Year Ended November 30, 2014	For the Year Ended November 30, 2013
OPERATIONS:
Net investment loss	$(46,718,275)	$(33,135,067)
Net realized gain/(loss) on investments	267,383,081	(13,345,439)
Net change in unrealized appreciation on investments	473,848,788	841,731,398
Net increase in net assets resulting from operations	694,513,594	795,250,892

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains	(343,269,132)	–
From tax return of capital	(191,041,392)	(383,931,834)
Total distributions	(534,310,524)	(383,931,834)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	2,282,699,118	2,828,412,621
Issued to shareholders in reinvestment distributions	4,571,254	2,121,281
Cost of shares redeemed	(483,156,705)	(323,983,737)
Net increase from share transactions	1,804,113,667	2,506,550,165

Net increase in net assets	1,964,316,737	2,917,869,223

NET ASSETS:
Beginning of year	7,384,684,613	4,466,815,390
End of year *	$9,349,001,350	$7,384,684,613

*Including accumulated net investment loss, net of deferred income taxes of:	$(103,488,439)	$(56,770,164)

OTHER INFORMATION:
SHARE TRANSACTIONS:
Beginning shares	417,561,799	273,740,266
Shares sold	125,050,000	162,250,000
Distributions reinvested	250,301	121,533
Shares redeemed	(26,350,000)	(18,550,000)
Shares outstanding, end of year	516,512,100	417,561,799

See Notes to Financial Statements.

13 | November 30, 2014

Alerian MLP ETF
Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2014	For the Year Ended November 30, 2013	For the Year Ended November 30, 2012		For the Period January 1, 2011 to November 30, 2011 (a)		For the Period August 25, 2010 (Inception) to December 31, 2010
NET ASSET VALUE, BEGINNING OF PERIOD	$17.69	$16.32	$15.97		$16.05		$15.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.16)	(0.09)	(0.09)		(0.08)		(0.03)
Net realized and unrealized gain on investments	1.70	2.53	1.44		1.00		1.33
Total from investment operations	1.54	2.44	1.35		0.92		1.30

DISTRIBUTIONS:
From net realized gains	(0.73)	–	(0.00)	(b)(c)	(0.14)	(b)	–
From tax return of capital	(0.40)	(1.07)	(1.00)		(0.86)		(0.25)
Total distributions	(1.13)	(1.07)	(1.00)		(1.00)		(0.25)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.41	1.37	0.35		(0.08)		1.05
NET ASSET VALUE, END OF PERIOD	$18.10	$17.69	$16.32		$15.97		$16.05

TOTAL RETURN(d)	8.82%	15.16%	8.62%		5.93%		8.66%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$9,349,001	$7,384,685	$4,466,815		$1,713,387		$611,467

RATIO TO AVERAGE NET ASSETS:
Expenses (excluding net current and deferred tax expenses/benefits and franchise tax expense)	0.85%	0.85%	0.85%		0.85	%(e)	0.85	%(e)
Expenses (including net current and deferred tax expenses/benefits)(f)	5.43%	8.56%	4.85%		4.86	%(e)	13.56	%(e)
Expenses (including current and deferred tax expenses/ benefits)(g)	0.55%	0.55%	0.54%		0.53	%(e)	0.52	%(e)
Net investment loss (excluding deferred tax expenses/benefits and franchise tax expense)	(0.85)%	(0.85)%	(0.85)%		(0.85)	%(e)	(0.85)	%(e)
Net investment loss (including deferred tax expenses/benefits)	(0.55)%	(0.55)%	(0.54)%		(0.53)	%(e)	(0.52)	%(e)
PORTFOLIO TURNOVER RATE(h)	29%	12%	12%		10%		12%

(a)	Effective March 7, 2011, the Board approved changing the fiscal year-end of the Fund from December 31 to November 30.
(b)	Based on average shares outstanding during the period.
(c)	Less than ($0.005) per share.
(d)

Total return is calculated assuming an initial investment made at the net assets value at the beginning of the period and redemption at the net asset value on the last day of the period, and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(e)	Annualized.
(f)	Includes amount of current and deferred taxes/benefits for all components of the Statement of Operations.
(g)	Includes amount of current and deferred tax benefit associated with net investment loss.
(h)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

14 | November 30, 2014

Alerian Energy Infrastructure ETF
Schedule of Investments	November 30, 2014

Security Description	Shares	Value
Canadian Infrastructure (18.79%)
Energy (12.61%)
AltaGas, Ltd.	11,465	$424,912
Gibson Energy, Inc.	16,062	382,763
Inter Pipeline, Ltd.	15,994	456,252
Pembina Pipeline Corp.	11,490	391,474
Veresen, Inc.	32,262	504,737

Total Energy		2,160,138

Utilities (6.18%)
Emera, Inc.	17,631	607,487
Keyera Corp.	6,069	451,075

Total Utilities		1,058,562

Total Canadian Infrastructure (Cost $3,359,193)		3,218,700

Canadian Master Limited Partnership Affiliates (9.88%)
Energy (9.88%)
Enbridge, Inc.	18,919	868,603
TransCanada Corp.	17,300	823,774

Total Energy		1,692,377

Total Canadian Master Limited Partnership Affiliates (Cost $1,696,567)		1,692,377

Master Limited Partnerships (28.88%)
Energy (28.88%)
Buckeye Partners LP	7,953	611,347
Energy Transfer Partners LP	11,074	721,693
Enterprise Products Partners LP	15,702	586,313
EQT Midstream Partners LP	6,650	556,206
Magellan Midstream Partners LP	7,659	634,854
MarkWest Energy Partners LP	7,949	564,856
Plains GP Holdings LP, Class A	26,445	687,041
Western Gas Partners LP	8,240	584,463

Total Energy		4,946,773

Total Master Limited Partnerships (Cost $4,901,221)		4,946,773

U.S. Infrastructure (16.92%)
Utilities (16.92%)
Atmos Energy Corp.	8,011	430,191
CenterPoint Energy, Inc.	16,428	393,286
Dominion Resources, Inc.	5,765	418,251
DTE Energy Co.	5,214	424,732
NiSource, Inc.	10,171	425,555
OGE Energy Corp.	10,906	389,235
Questar Corp.	17,401	417,450

Total Utilities		2,898,700

Total U.S. Infrastructure (Cost $2,776,547)		2,898,700

15  |  November 30, 2014

Alerian Energy Infrastructure ETF
Schedule of Investments	November 30, 2014

Security Description	Shares	Value
U.S. Master Limited Partnership Affiliates (25.26%)
Energy (25.26%)
EnLink Midstream LLC	19,754	$714,502
Kinder Morgan, Inc.	20,909	864,587
ONEOK, Inc.	11,587	627,552
Spectra Energy Corp.	19,499	738,622
Targa Resources Corp.	5,806	662,697
The Williams Cos., Inc.	13,900	719,325

Total Energy		4,327,285

Total U.S. Master Limited Partnership Affiliates (Cost $4,391,526)		4,327,285

Total Investments (99.73%) (Cost $17,125,054)		$17,083,835

Net Other Assets and Liabilities (0.27%)		47,008

Net Assets (100.00%)		$17,130,843

Common Abbreviations:

LLC - Limited Liability Company.

LP - Limited Partnership.

Ltd. - Limited.

See Notes to Financial Statements.

16 | November 30, 2014

Alerian Energy Infrastructure ETF
Statement of Assets and Liabilities	November 30, 2014

ASSETS:
Investments, at value	$17,083,835
Foreign currency, at value (Cost $11,100)	10,957
Receivable for investments sold	270,487
Dividends receivable	32,543
Total Assets	17,397,822

LIABILITIES:
Payable for investments purchased	175,991
Payable to adviser	9,376
Payable to custodian for overdraft	81,612
Total Liabilities	266,979
NET ASSETS	$17,130,843

NET ASSETS CONSIST OF:
Paid-in capital	$17,081,254
Accumulated net investment income	35,972
Accumulated net realized gain on investments and foreign currency transactions	55,000
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(41,383)
NET ASSETS	$17,130,843

INVESTMENTS, AT COST	$17,125,054

PRICING OF SHARES
Net Assets	$17,130,843
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	600,002
Net Asset Value, offering and redemption price per share	$28.55

See Notes to Financial Statements.

17 | November 30, 2014

Alerian Energy Infrastructure ETF
Statement of Operations	For the Year Ended November 30, 2014

INVESTMENT INCOME:
Dividends	$371,149
Foreign taxes withheld	(17,575)
Total Investment Income	353,574

EXPENSES:
Investment adviser fees	63,341
Total Expenses	63,341
NET INVESTMENT INCOME	290,233

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on investments	323,420
Net realized loss on foreign currency transactions	(2,828)
Net realized gain	320,592
Net change in unrealized depreciation on investments	(19,447)
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(129)
Net change in unrealized depreciation	(19,576)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	301,016
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$591,249

See Notes to Financial Statements.

18 | November 30, 2014

Alerian Energy Infrastructure ETF
Statements of Changes in Net Assets

	For the Year Ended November 30, 2014	For the Period November 1, 2013 (Commencement of Operations) to November 30, 2013

OPERATIONS:
Net investment income	$290,233	$8,118
Net realized gain on investments and foreign currency transactions	320,592	–
Net change in unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(19,576)	(21,807)

Net increase/(decrease) in net assets resulting from operations	591,249	(13,689)

DISTRIBUTIONS:
From net investment income	(191,603)	–

Total distributions	(191,603)	–

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	18,346,104	3,743,019
Cost of shares redeemed	(5,344,237)	–

Net increase from share transactions	13,001,867	3,743,019

Net increase in net assets	13,401,513	3,729,330

NET ASSETS:
Beginning of period	3,729,330	–

End of period *	$17,130,843	$3,729,330

*Including accumulated net investment income of:	$35,972	$4,749

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	150,002	–
Shares sold	650,000	–
Shares redeemed	(200,000)	150,002

Shares outstanding, end of period	600,002	150,002

See Notes to Financial Statements.

19 | November 30, 2014

Alerian Energy Infrastructure ETF
Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2014	For the Period November 1, 2013 (Commencement of Operations) to November 30, 2013

NET ASSET VALUE, BEGINNING OF PERIOD	$24.86	$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.85	0.06
Net realized and unrealized gain/(loss)	3.40	(0.20)

Total from investment operations	4.25	(0.14)

DISTRIBUTIONS:
From net investment income	(0.56)	–

Total distributions	(0.56)	–

NET INCREASE/(DECREASE) IN NET ASSET VALUE	3.69	(0.14)

NET ASSET VALUE, END OF PERIOD	$28.55	$24.86

TOTAL RETURN(b)	17.12%	(0.56)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$17,131	$3,729

Ratio of expenses to average net assets	0.65%	0.65%(c)
Ratio of net investment income to average net assets	2.98%	3.21%(c)
Portfolio turnover rate(d)	27%	0%

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net assets value at the beginning of the period and redemption at the net asset value on the last day of the period, and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

20 | November 30, 2014

Alerian Exchange Traded Funds
Notes to Financial Statements	November 30, 2014

1. ORGANIZATION

The ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2014, the Trust consisted of sixteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the Alerian MLP ETF and the Alerian Energy Infrastructure ETF (each a “Fund” and collectively, the “Funds”).

The investment objective of the Alerian MLP ETF is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian MLP Infrastructure Index. The investment objective of the Alerian Energy Infrastructure ETF is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Energy Infrastructure Index. The investment advisor uses a “passive” or index approach to try to achieve each Fund’s investment objective. Each Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Each Fund’s Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. Each Fund issues and redeems Shares at Net Asset Value (“NAV”), in blocks of 50,000 Shares, each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the closing bid prices.

The Funds’ investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Funds’ NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general

21  |  November 30, 2014

Alerian Exchange Traded Funds
Notes to Financial Statements	November 30, 2014

principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the closing sale prices on the applicable exchange and fair value prices may not reflect the actual value of a security. A variety of factors may be considered in determining the fair value of such securities.

B. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value each Fund’s investments at November 30, 2014:

Alerian MLP ETF

Investments in Securities at Value*	Level 1- Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Master Limited Partnerships	$10,369,702,700	$–	$–	$10,369,702,700
Short Term Investments	20,246,805	–	–	20,246,805
TOTAL	$10,389,949,505	$–	$–	$10,389,949,505

22  |  November 30, 2014

Alerian Exchange Traded Funds
Notes to Financial Statements	November 30, 2014

Alerian Energy Infrastructure ETF

Investments in Securities at Value*	Level 1- Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Canadian Infrastructure	$3,218,700	$–	$–	$3,218,700
Canadian Master Limited Partnership Affiliates	1,692,377	–	–	1,692,377
Master Limited Partnerships	4,946,773	–	–	4,946,773
U.S. Infrastructure	2,898,700	–	–	2,898,700
U.S. Master Limited Partnership Affiliates	4,327,285	–	–	4,327,285
TOTAL	$17,083,835	$–	$–	$17,083,835

*	For a detailed breakdown of sectors, see the accompanying Schedule of Investments.

Each Fund recognizes transfers between levels as of the end of the period. For the year ended November 30, 2014, the Funds did not have any transfers between Level 1 and Level 2 securities. The Funds did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

C. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

D. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the last in, first out (“LIFO”) cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date, net of any foreign taxes withheld. Interest income, if any, is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

E. Dividends and Distributions to Shareholders

Each Fund intends to declare and make quarterly distributions, or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Alerian Energy Infrastructure ETF, if any, are distributed at least annually. Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

The Alerian MLP ETF also expects a portion of the distributions it receives from MLPs to be treated as a tax deferred return of capital, thus reducing the Alerian MLP ETF’s current tax liability. Return of capital distributions are not taxable income to the shareholder, but reduce the investor’s tax basis in the investor’s Fund Shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund Shares. Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Funds when, in fact, they are not. Shareholders should not assume that the source of the distributions is from the net profits of the Funds.

Distributions received from each Fund’s investments in Master Limited Partnerships (“MLPs”) may be comprised of both income and return of capital. Each Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the year ended November 30, 2014, the Alerian MLP ETF distributed $534,310,524 of which 35% is anticipated to be characterized as return of capital from MLP distributions received.

23  |  November 30, 2014

Alerian Exchange Traded Funds
Notes to Financial Statements	November 30, 2014

F. Federal Income Taxation and Tax Basis Information

Alerian MLP ETF

The Alerian MLP ETF is taxed as a regular C-corporation for federal income tax purposes. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent. The Fund may be subject to a 20 percent federal alternative minimum tax on its federal alternative taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. As a result, the Fund will be obligated to pay applicable federal and state corporate income taxes on its taxable income as opposed to most other investment companies which are not so obligated. The Fund expects that a portion of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes currently paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce your return from an investment in the Fund.

Cash distributions from MLPs to the Fund that exceed such Fund’s allocable share of such MLP’s net taxable income are considered a tax-deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in such Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the NAV. From time to time, ALPS Advisors, Inc. will modify the estimates or assumptions related to the Fund’s deferred tax liability as new information becomes available. The Fund will generally compute deferred income taxes based on the marginal regular federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

The Fund recognizes interest and penalties related to unrecognized tax benefits within the income tax expense line in the accompanying statement of operations. Accrued interest and penalties are included within the related tax liability line in the balance sheet.

Since the Fund will be subject to taxation on its taxable income, the NAV of Fund shares will also be reduced by the accrual of any deferred tax liabilities. The Index however is calculated without any adjustments for taxes. As a result, the Fund’s after tax performance could differ significantly from the Index even if the pretax performance of the Fund and the performance of the Index are closely correlated.

The Fund’s income tax expense/(benefit) consists of the following:

Alerian MLP ETF		Year ended November 30, 2014
	Current	Deferred	Total
Federal	$–	$378,193,686	$378,193,686
State	–	11,589,142	11,589,142
Total tax expense	$–	$389,782,828	$389,782,828

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes.

Components of the Fund’s deferred tax assets and liabilities are as follows:

Alerian MLP ETF			As of November 30, 2014
Deferred tax assets:
Accrued franchise taxes			$201,812
Charitable contribution carryforward			180,987
Income recognized from MLP investments			103,261,310
Credit for prior year minimum tax			331,761
Federal net operating loss carryforward			174,838,187
Less Deferred tax liabilities:
Net unrealized loss on investment securities			(1,268,231,136)
State taxes, net of federal benefit			(49,954,299)
Net Deferred tax liability			$(1,039,371,378)

24  |  November 30, 2014

Alerian Exchange Traded Funds
Notes to Financial Statements	November 30, 2014

The net operating loss carryforward is available to offset future taxable income. The net operating loss can be carried forward for 20 years and, accordingly, would begin to expire as of November 30, 2032. The Fund has net operating loss carryforwards for federal income tax purposes as follows:

Alerian MLP ETF	Period-Ended	Amount	Expiration
Federal	11/30/2012	$92,112,756	11/30/2032
Federal	11/30/2013	349,770,934	11/30/2033
Federal	11/30/2014	57,653,987	11/30/2034
Total		$499,537,677

The Fund also has state tax net operating loss carryforwards of various amounts per state. The Deferred Tax Assets associated with these state tax net operating losses are as follows:
Alerian MLP ETF	Period-Ended	Amount	Expiration
State	11/30/2012	$2,950,477	Varies by State (5-20 years)
State	11/30/2013	10,853,441	Varies by State (5-20 years)
State	11/30/2014	1,108,430	Varies by State (5-20 years)
Total		$14,912,348

Although the Fund currently has a net deferred tax liability, it reviews the recoverability of its deferred tax assets based upon the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight was given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Currently, any capital losses that may be generated by the Fund in the future are eligible to be carried back up to three years and can be carried forward for five years to offset capital gains recognized by the fund in those years. For Federal Tax purposes, net operating losses that may be generated by the Fund in the future are eligible to be carried back up to two years and can be carried forward for 20 years to offset income generated by the Fund in those years.

Based upon the Fund’s assessment, it has determined that it is more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Fund’s deferred tax assets. The Fund will continue to assess the need for a valuation allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Fund’s assessment of the recoverability of these assets and may result in the recording of a valuation allowance against all or a portion of the Fund’s gross deferred tax assets.

As of November 30, 2014 the Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment and realized and unrealized gain/(losses) on investment before taxes as follows:

Alerian MLP ETF	As of November 30, 2014
Income tax expense at statutory rate	$379,503,748
State income taxes (net of federal benefit)	20,846,207
Permanent differences, net	(1,662,209)
Change in estimated state referral rate	(4,813,538)
Other	(4,091,380)
Net income tax expense	$389,782,828

The following is a tabular reconciliation of the total amounts of unrecognized tax benefits:

Alerian MLP ETF	Inception to November 30, 2014
Unrecognized tax benefit - Beginning	$–
Gross increases - tax positions in prior period	–
Gross decreases - tax positions in prior period	–
Gross increases - tax positions in current period	–
Settlement	–
Lapse of statute of limitations	–
Net income tax expense	$–

25  |  November 30, 2014

Alerian Exchange Traded Funds
Notes to Financial Statements	November 30, 2014

The Fund recognizes interest accrued related to unrecognized tax benefits and penalties as income tax expense. For the period from inception to November 30, 2014, the Fund had no accrued penalties or interest.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the fund. Currently, the tax period ending November 30, 2011 is under examination by the Internal Revenue Service. The tax period ended November 30, 2014 remains subject to examination by tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Alerian Energy Infrastructure ETF

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

No provision for income taxes is included in the accompanying financial statements, as the Alerian Energy Infrastructure ETF intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Alerian Energy Infrastructure ETF evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2014, the Alerian Energy Infrastructure ETF did not have a liability for any unrecognized tax benefits. The Alerian Energy Infrastructure ETF files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

For the year ended November 30, 2014, permanent book and tax differences resulting primarily from differing treatment of investments in partnerships were identified and reclassified among components of the Fund’s net assets as follows:

Fund	Accumulated Net Investment Income	Accumulated Net Realized Gain on Investments and Foreign Currency Transactions	Paid-in Capital
Alerian Energy Infrastructure ETF	$(67,407)	$(268,961)	$336,368

Net investment income and net realized (loss), as disclosed on the Statement of Operations and net assets were not affected by this reclassification.

At November 30, 2014, the Fund had available for tax purposes unused capital loss carryforwards as follows:

	Short-Term	Long-Term
Alerian Energy Infrastructure ETF	$41,326	$–

Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

The tax character of the distributions paid was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2014
Alerian Energy Infrastructure ETF	$191,603	$–	$–

26 | November 30, 2014

Alerian Exchange Traded Funds
Notes to Financial Statements	November 30, 2014

As of November 30, 2014, the components of distributable earnings on a tax basis were as follows:

Alerian Energy
Infrastructure ETF
Undistributed net investment income	$35,972
Accumulated net realized loss on investments	(41,326)
Net unrealized appreciation on investments	54,943
Total	$49,589

As of November 30, 2014, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

		Alerian Energy
	Alerian MLP ETF	Infrastructure ETF
Cost of investments for income tax purposes	$7,053,621,442	$17,028,728

Gross appreciation (excess of value over tax cost)	$3,585,206,601	$598,807
Gross depreciation (excess of tax cost over value)	(248,878,538)	(543,700)
Net depreciation of foreign currency and derivatives	–	(164)
Net unrealized appreciation (depreciation)	$3,336,328,063	$54,943

The difference between cost amounts for financial statement purposes is due primarily to the recognition of pass-through income from a Fund’s investments in master limited partnerships.

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) acts as each Fund’s investment adviser pursuant to advisory agreements with the Trust on behalf of each Fund (the “Advisory Agreements”). Pursuant to the Advisory Agreements, each Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets as set out below.

Fund	Advisory Fee
Alerian MLP ETF	0.85%*
Alerian Energy Infrastructure ETF	0.65%

*

Effective June 9, 2014, the Alerian MLP ETF’s unitary advisory fee as a percentage of net assets is subject to the following breakpoints: (i) 85 basis points (0.85%) for average net assets up to and including $10 billion, (ii) 80 basis points (0.80%) for average net assets greater than $10 billion up to and including $15 billion, (iii) 75.5 basis points (0.755%) for average net assets greater than $15 billion up to and including $20 billion, and (iv) 71.5 basis points (0.715%) for average net assets greater than $20 billion.

Out of the unitary management fees, the Adviser pays substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for taxes, interest expenses, distribution fees or expenses, brokerage expenses, and extraordinary expenses such as litigation, and other expenses not incurred in the ordinary course of the each Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all the Funds’ expenses and to compensate the Adviser for providing services for each Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Funds.

Each Trustee who is not an officer or employee of the Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee or $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings.

27  |  November 30, 2014

Alerian Exchange Traded Funds
Notes to Financial Statements	November 30, 2014

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2014, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
Alerian MLP ETF	$2,785,181,875	$3,378,798,625
Alerian Energy Infrastructure ETF	2,641,138	2,795,844

For the year ended November 30, 2014, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
Alerian MLP ETF	$2,280,790,200	$–
Alerian Energy Infrastructure ETF	17,085,979	3,859,942

Gains on in-kind transactions are not considered taxable for federal income tax purposes.

5. MASTER LIMITED PARTNERSHIPS

MLPs are publicly traded partnerships engaged in, among other things, the transportation, storage and processing of minerals and natural resources, and are treated as partnerships for U.S. federal income tax purposes. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. Of the roughly ninety MLPs in existence, fifty are eligible for inclusion in the Index, approximately two-thirds trade on the NYSE and the rest trade on the NASDAQ. To qualify as a MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include natural resource based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is paid to both common and subordinated units and is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

6. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the net asset value per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

28  |  November 30, 2014

Alerian Exchange Traded Funds
Additional Information	November 30, 2014 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

The Trust is required to disclose annually each Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for each Fund also will be available at no charge upon request by calling 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203. Each Fund’s Form N-PX also is available on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-Q. The Trust will also disclose a complete schedule of each Fund’s portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters. Form N-Q and Form N-CSR for each Fund will be available on the SEC’s website at http://www.sec.gov. Each Fund’s Form N-Q and Form N-CSR may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850. Each Fund’s Form N-Q and Form N-CSR will be available without charge, upon request, by calling 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

TAX INFORMATION

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2013:

	Qualified Dividend Income	Dividend Received Deduction
Alerian Energy Infrastructure ETF	100.00%	64.86%

In early 2014, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2013 via Form 1099. The Fund will notify shareholders in early 2015 of amounts paid to them by the Funds, if any, during the calendar year 2014.

LICENSING AGREEMENTS

Alerian MLP ETF

Alerian (the “Licensor”) has entered into an index licensing agreement with ALPS Advisors Inc. (the “Adviser”) to allow the Adviser’s use of the underlying index of the Alerian MLP ETF (the “Product”). The following disclosure relates to the Licensor:

The Product is not issued, sponsored, endorsed, sold or promoted by Licensor or its affiliates. Licensor makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the Alerian MLP Infrastructure Index (“Index”) to track general market performance. Licensor’s only relationship to the Licensee is the licensing of the Index which is determined, composed and calculated by Licensor without regard to the Licensee or the Product. Licensor has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Product to be issued or in the determination or calculation of the equation by which the Product is to be converted into cash. Licensor has no obligation or liability in connection with the issuance, administration, marketing or trading of the Product. Alerian MLP Infrastructure Index and AMZI are trademarks of GKD Index Partners, LLC and their general use is granted under a license from GKD Index Partners, LLC.

LICENSOR DOES NOT GUARANTEE THE QUALITY, ACCUARCY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABLITY FOR ERRORS OR OMMISSIONS OF ANY KIND RELATED TO THE INDEX OR DATA. LICENSOR MAKES NOT WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO LICENSEE OR FOR ANY OTHER USE. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILTY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBLITY OF SUCH DAMAGES.

29  |  November 30, 2014

Alerian Exchange Traded Funds
Additional Information	November 30, 2014 (Unaudited)

Alerian Energy Infrastructure ETF

Alerian (the “Licensor”) has entered into an index licensing agreement with ALPS Advisors Inc. (the “Adviser”) to allow the Adviser’s use of the underlying index of the Alerian Energy Infrastructure ETF (the “Product”). The following disclosure relates to the Licensor:

The Product is not issues, sponsored, endorsed, sold or promoted by Licensor or its affiliates. Licensor makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the Alerian Energy Infrastructure Index (“Index”) to track general market performance. Licensor’s only relationship to the Licensee is the licensing of the Index which is determined, composed and calculated by Licensor without regard to the Licensee or the Product. Licensor has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Product to be issued or in the determination or calculation of the equation by which the Product is to be converted into cash. Licensor has no obligation or liability in connection with the issuance, administration, marketing or trading of the Product. Alerian Energy Infrastructure Index is a trademark of Alerian and its general use is granted under a license from Alerian.

LICENSOR DOES NOT GUARANTEE THE QUALITY, ACCUARCY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABLITY FOR ERRORS OR OMMISSIONS OF ANY KIND RELATED TO THE INDEX OR DATA. LICENSOR MAKES NOT WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO LICENSEE OR FOR ANY OTHER USE. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILTY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBLITY OF SUCH DAMAGES.

30  |  November 30, 2014

Alerian MLP ETF
Board Considerations Regarding Approval of Investment Advisory Agreement	November 30, 2014 (Unaudited)

At an in-person meeting held on June 9, 2014, the Board of Trustees of the Trust (the “Board”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser”) with respect to the Alerian MLP ETF (“AMLP”). The Independent Trustees also met separately to consider the Advisory Agreement.

In evaluating whether to approve the Advisory Agreement for AMLP, the Board considered numerous factors including (i) the nature, extent and quality of the services to be provided by the Adviser with respect to AMLP under the Advisory Agreement; (ii) the advisory fees and other expenses to be paid by AMLP compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to AMLP by the Adviser and the profits realized by the Adviser and its affiliates from its relationship to AMLP; (iv) the extent to which economies of scale would be realized if and as AMLP assets increase and whether the fee level in the Advisory Agreement reflects these economies of scale; and (v) any additional benefits and other considerations, as further described below.

With respect to the nature, extent and quality of the services provided by the Adviser under the Advisory Agreement, representatives from the Adviser presented the Adviser’s materials regarding consideration of renewal of the Advisory Agreement. The Independent Trustees noted that included in the Board materials were responses by the Adviser to a questionnaire drafted by legal counsel to the Trust to assist the Board in evaluating whether to renew the Advisory Agreement (the “15(c) Materials”). The Independent Trustees considered and reviewed information concerning the services to be provided under the Advisory Agreement, the investment parameters of the index of AMLP, financial information regarding the Adviser and its parent company, information describing the Adviser’s current organization and the background and experience of the persons responsible for the day-to-day management of AMLP.

The Independent Trustees reviewed information on the performance of AMLP and the performance of its benchmark index. The Trustees also evaluated the correlation and tracking error between the underlying index and AMLP’s performance. Based on its review, the Trustees found that the nature and extent of services provided to AMLP under the Advisory Agreement were appropriate and that the quality was satisfactory.

The Independent Trustees noted the services provided by the Adviser for the annual advisory fee of 0.85 % of AMLP’s average daily net assets. The Independent Trustees noted that the advisory fee for AMLP was a unitary fee pursuant to which the Adviser assumes all expenses of AMLP (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

The Independent Trustees reviewed the comparative fee information, including data from Lipper Analytical Services (“Lipper”). The Independent Trustees noted that Lipper’s report contained information regarding investment performance, comparisons of cost and expense structures of AMLP’s with other funds’ cost and expense structures, as well as comparisons of AMLP’s performance with performance during similar periods of members of a Lipper identified peer expense group. The Independent Trustees also noted that the advisory fee rate for AMLP was higher than the median of its Lipper peer group. The Independent Trustees also considered a supplemental comparative expense data provided by the Adviser and accorded the Lipper data and the Adviser’s supplemental data such weight as they deemed appropriate. In reviewing this data, the Trustees considered, among other things, the additional costs and complexities associated with management and administration of AMLP, such as the added administrative costs resulting from AMLP being taxed as a corporation and the additional complexities associated with rebalancing the portfolio in a manner which minimizes market impact due to AMLP’s size and the limited liquidity of certain securities in the index, which had required the Adviser to add staff to assist in the process. The Independent Trustees also considered information provided by the Adviser about the costs and profitability of the Adviser in respect of AMLP.

The Independent Trustees then considered whether there have been economies of scale with respect to management of AMLP, whether AMLP has appropriately benefited from any economies of scale, and whether the fee is reasonable in relation to AMLP’s assets and any economies of scale that may exist. The Independent Trustees noted that AMLP has experienced substantial growth in assets. The Independent Trustees considered, among other things, the additional costs incurred by the Adviser and ALPS Fund Services, Inc. in managing and administering AMLP. The Independent Trustees also considered the brand recognition of AMLP’s index provider as well as the trading volumes of AMLP. The Independent Trustees considered the breakpoint scale proposed by the Adviser, as set forth below, for AMLP and whether the implementation of breakpoints would benefit shareholders and appropriately reflect economies of scale achieved by the Adviser with respect to AMLP. The Independent Trustees determined that implementing breakpoints as follows would be appropriate:

Assets above $ 10,000,000,000	0.80%
Assets above $ 15,000,000,000	0.755%
Assets above $ 20,000,000,000	0.715%

Based on the foregoing and the other information available to them, the Independent Trustees concluded that the advisory fee for AMLP, subject to the breakpoints discussed above, was reasonable under the circumstances and in light of the quality of services provided. The Independent

31  |  November 30, 2014

Alerian MLP ETF
Board Considerations Regarding Approval of Investment Advisory Agreement	November 30, 2014 (Unaudited)

Trustees also considered other benefits that may be realized by the Adviser from its relationship with AMLP and concluded that the advisory fee, subject to the addition of the breakpoints discussed above, was reasonable taking into account any such benefits.

Based on consideration of all factors deemed relevant, the Independent Trustees determined that approval of the Advisory Agreement was in the best interests of AMLP and its shareholders. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

In voting to approve the Advisory Agreement, the Trustees, including the Independent Trustees, concluded that the terms of the Advisory Agreement are reasonable and fair in light of the services performed, the fees paid by certain other funds, expenses incurred and such other matters as the Independent Trustees considered relevant in the exercise of their reasonable business judgment.

32  |  November 30, 2014

Alerian Exchange Traded Funds
Trustees & Officers	November 30, 2014 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address and Year of Birth of Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees

Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of the following: AV Hunter Trust; Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	45	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (32 funds); Reaves Utility Income Fund; and Westcore Trust (12 funds).

Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007.	45	Mr. Deems is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (32 funds); and Reaves Utility Income Fund.

Rick A. Pederson, 1952	Trustee	Since March 2008

Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 – present; Advisory Board member, Bow River Capital Partners (private equity management), 2003 – present; Advisor, Pauls Corporation (real estate investment management and development), 2008 – present; Chairman, Ross Consulting Group (real estate consulting services) 1983 – 2013; Advisory Board, Neenan Company (construction services) 2002 – present; Board Member, Prosci Inc. (private business services), 2013 – present; Board Member, Citywide Banks (Colorado community bank) 2014 – present; Director, National Western Stock Show (not-for- profit organization); Director, Biennial of the Americas (not-for-profit organization).

				23	Mr. Pederson is Trustee of Westcore Trust (12 funds) and Principal Real Estate Income Fund.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

33  |  November 30, 2014

Alerian Exchange Traded Funds
Trustees & Officers	November 30, 2014 (Unaudited)

INTERESTED TRUSTEE

Name, Address and Year of Birth of Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees

Thomas A. Carter, 1966	Trustee and President	Since March 2008

Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”), and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”) and ALPS Distributors, Inc. (“ADI”). Because of his position with AHI, ALPS, ADI, APSD and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touché LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.

				29	Mr. Carter is a Trustee of ALPS Variable Investment Trust (9 funds) and Principal Real Estate Income Fund.

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

34  |  November 30, 2014

Alerian Exchange Traded Funds
Trustees & Officers	November 30, 2014 (Unaudited)

OFFICERS

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Melanie Zimdars, 1976	Chief Compliance Officer (“CCO”)	Since December 2009

Ms. Zimdars is Vice President and Deputy Chief Compliance Officer with ALPS. Prior to joining ALPS in September 2009, Ms. Zimdars served as Principal Financial Officer, Treasurer and Secretary for the Wasatch Funds from February 2007 to December 2008. Because of her position with ALPS, Ms. Zimdars is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Zimdars is also the CCO of ALPS Variable Investment Trust, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund and Broadview Funds Trust, BLDRS Index Funds Trust and Powershares QQQ Trust.

William Parmentier, 1952	Vice President	Since March 2008

Mr. Parmentier is Chief Investment Officer of AAI (since 2006); President and Chief Executive Officer of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005 – 2006), Banc of America Investment Advisors, Inc. Because of his position with AAI, Mr. Parmentier is deemed an affiliate of the Trust as defined under the 1940 Act.

Patrick D. Buchanan, 1972	Treasurer	Since June 2012

Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of ALPS Variable Investment Trust and the Principal Real Estate Income Fund.

Erin D. Nelson, 1977	Secretary	Since October 2013

Ms. Nelson is Vice President and Assistant General Counsel of ALPS Advisors, Inc. Ms. Nelson joined ALPS in January, 2003. Ms. Nelson is also Secretary of the Principal Real Estate Income Fund since 2014, Clough Global Allocation Fund since 2004, Clough Global Equity Fund since 2005, Clough Global Opportunities Fund since 2006, Liberty All-Star Equity Fund since 2013 and Liberty All-Star Growth Fund since 2013. Because of her position with ALPS, Ms. Nelson is deemed an affiliate of the Trust as defined under the 1940 Act.

Jennifer A. Craig, 1973	Assistant Secretary	Since October 2013

Ms. Craig joined ALPS in 2007 and is currently Assistant Vice-Principal and Paralegal Manager of ALPS. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

35  |  November 30, 2014

November 30, 2014

annual
REPORT

ALPS STOXX Europe 600 ETF (NYSE ARCA: STXX)

An ALPS Advisors Solution

ALPS STOXX Europe 600 ETF

table of

www.alpsfunds.com

ALPS STOXX Europe 600 ETF
Performance Overview	November 30, 2014 (Unaudited)

Investment Objective

The Fund employs a “passive management” – or indexing –investment approach designed to seek investment results that correspond (before fees and expenses) generally to the performance of the STOXX® Europe 600 Index (the “Underlying Index”).

The Underlying Index, compiled by STOXX, is a fixed component benchmark index that consists of the 600 largest developed market stocks of the STOXX Europe Total Market Index, which is an aggregate of the STOXX Total Market country indices representing certain developed market countries within Europe. These countries include Austria, Belgium, Czech Republic, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Each Country Index aims to represent a broad market by covering 95% of the free-float* market capitalization of the applicable country.

Performance Overview

The ALPS STOXX Europe 600 ETF is a diversified international equity fund with a large cap bias. The Fund is designed to track the performance of the underlying index, the STOXX Europe 600 index, which consists of the 600 largest developed market stocks in the STOXX Europe Total Market Index. Since the Fund’s inception on 10/30/2014, and for the period ended 11/30/2014, it returned 5.42% (3.75% NAV), in line with the Fund’s Net Total Return Index, net of fees, which returned 3.87%.

From a macro perspective, drivers influencing returns in Europe included geopolitical conflicts in the Baltic states involving Russia, concerns over slowing growth in China, the precipitous drop in oil prices, ambiguity surrounding the elections in Greece, and a strengthening U.S. dollar. Returns were buoyed against a further drop by expectations of possible supportive actions or quantitative easing by European central banks.

Geographically, Germany, France, and the United Kingdom were the top contributors to the Fund’s return for the period, contributing 0.97%, 0.77%, and 0.71% respectively, while Norway was the top detractor. Looking at sector allocations, Fund holdings in nine of the ten GICS sectors had positive contributions to return. The Fund’s performance was bolstered by holdings in Financials and Consumer Discretionary which contributed 0.82% and 0.81% respectively, but was partially offset by slightly unfavorable performance in Energy holdings.

Novartis AG (NOVN VX) was the fund’s top contributor, returning 5.48% for the period. The Switzerland based pharmaceutical company beat estimates during its 3rd quarter and showed strong sales of new products, most notably Glivec, its new leukemia drug. Vodafone Group (VOD LN) was also a top contributor to the fund, posting a return of 13.85% for the period. The second largest mobile operator in the world, Vodafone posted strong earnings in early November, upped its earnings guidance, and increased its interim dividend by 2%. Bayer AG (BAYN GR), Sanofi (SAN FP), and Anheuser- Busch (ABI BB), with returns of 7.41%, 7.47%, and 9.54% respectively, were other strong contributors to the fund’s performance.

Adversely, BG Group PLC (BG/LN) was the largest detractor to the Fund’s performance, with a loss of -12.14% for the period on slumping oil prices. Also impacted by the drop in the commodity price of oil were other unfavorable contributors BHP Billiton PLC (BLT LN) with a return of -8.15%, BP PLC (BP/LN) with a return of -3.41%, Statoil ASA (STL NO) which returned -11.36%, and Seadrill Ltd (SDRL NO) which fell 30.70%.

Moving forward, the Fund continues to be positioned to give quality exposure to well capitalized large cap European names. As part of the 12/22/14 fourth quarter rebalance and in line with the index, the fund dropped 8 holdings and had 10 new additions to maintain its coverage of the 600 largest stocks in developed Europe, as measured by free float.

*	Free-float methodology market capitalization is calculated by taking the equity’s price and multiplying it by the number of shares readily available in the market.

1  |  November 30, 2014

ALPS STOXX Europe 600 ETF
Performance Overview	November 30, 2014 (Unaudited)

Fund Performance (as of November 30, 2014)

Since Inception^
ALPS STOXX Europe 600 ETF – NAV	3.75%
ALPS STOXX Europe 600 ETF – Market Price*	5.42%
STOXX® Europe 600 Net Index USD	3.87%
STOXX® Europe 600 Price Index USD	3.71%

Total Expense Ratio (per the current prospectus) 0.25%

Performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Call 1-866-759-5679 for current month end performance.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund Commenced Investment operations on October 31, 2014. Total return for a period of less than one year is not annualized. The index inception date is June 15, 1998.

*	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The STOXX® Europe 600 Index (Ticker: SXXP) is derived from the STOXX Europe Total Market Index and is a subset of the STOXX Global 1800 Index. With a fixed number of 600 components, the Underlying Index represents large, mid and small capitalization companies across 18 countries of the European region: Austria, Belgium, Czech Republic, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

The Fund is subject to foreign investing risks including currency fluctuations and political uncertainty. Small-cap and mid-cap companies generally will have greater volatility in price than stocks of large companies. Investments concentrated in certain regions, economies, countries, markets, industries or sectors generally will be more volatile.

The Fund is a new product with a limited operating history.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

ALPS Portfolio Solutions Distributor, Inc. is the distributor for the ALPS STOXX Europe 600 ETF.

2  |  November 30, 2014

ALPS STOXX Europe 600 ETF
Performance Overview	November 30, 2014 (Unaudited)

Top Ten Holdings* (as of November 30, 2014)

Novartis AG, Registered Shares	2.76%
Nestle SA, Registered Shares	2.69%
Roche Holding AG	2.33%
HSBC Holdings PLC	2.11%
Total SA	1.48%
Royal Dutch Shell PLC, A Shares	1.46%
Bayer AG, Registered Shares	1.38%
BP PLC	1.34%
Sanofi	1.30%
GlaxoSmithKline PLC	1.25%
Top Ten Holdings	18.11%

*	% of Total Investments.

Holdings and sector allocations are subject to change.

Sector Allocation* (as of November 30, 2014)

Growth of $10,000 (as of November 30, 2014)

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3  |  November 30, 2014

ALPS STOXX Europe 600 ETF
Disclosure of Fund Expenses	November 30, 2014 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2014.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/14	Ending Account Value 11/30/14	Expense Ratio(a)	Expenses Paid During Period 6/1/14 - 11/30/14(b)
ALPS STOXX Europe 600 ETF
Actual(c)	$1,000.00	$1,037.50	0.25%	$0.22
Hypothetical (5% return before expenses)	$1,000.00	$1,023.82	0.25%	$1.27

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (31), divided by 365.

(c)	Actual expenses paid during the period are based on the commencement of operations date of October 31, 2014.

4  |  November 30, 2014

ALPS STOXX Europe 600 ETF
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ALPS STOXX Europe 600 ETF, one of the portfolios constituting the ALPS ETF Trust (the “Trust”) as of November 30, 2014, and the related statements of operations, changes in net assets, and the financial highlight for the period October 31, 2014 (Commencement of Operations) to November 30, 2014. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ALPS STOXX Europe 600 ETF of the ALPS ETF Trust as of November 30, 2014, the results of its operations, the changes in its net assets, and the financial highlights for the period October 31, 2014 (Commencement of Operations) to November 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 29, 2015

5  |  November 30, 2014

ALPS STOXX Europe 600 ETF
Schedule of Investments	November 30, 2014

Security Description	Shares	Value
COMMON STOCKS (99.02%)
Australia (0.56%)
BHP Billiton PLC	1,232	$29,193

Total Australia		29,193

Austria (0.32%)
ANDRITZ AG	40	2,162
Erste Group Bank AG	176	4,766
IMMOFINANZ AG(a)	548	1,643
OMV AG	84	2,429
Raiffeisen Bank International AG	68	1,407
Telekom Austria AG	52	355
Vienna Insurance Group AG Wiener Versicherung Gruppe	24	1,194
Voestalpine AG	64	2,658

Total Austria		16,614

Belgium (1.88%)
Ackermans & van Haaren NV	12	1,473
Ageas	128	4,578
Anheuser-Busch InBev NV	444	52,151
Belgacom SA	80	3,158
bpost SA	56	1,453
Cofinimmo	12	1,399
Colruyt SA	36	1,674
Delhaize Group SA	60	4,386
Groupe Bruxelles Lambert SA	48	4,342
KBC Groep NV(a)	144	8,237
Solvay SA	36	4,946
Telenet Group Holding NV(a)	28	1,601
UCB SA	76	5,961
Umicore SA	64	2,602

Total Belgium		97,961

Czech Republic (0.09%)
CEZ AS	96	2,674
Komercni Banka AS	8	1,777

Total Czech Republic		4,451

Denmark (2.28%)
A P Moller-Maersk AS	4	8,343
Carlsberg AS, Class B	60	5,344
Chr. Hansen Holding AS	56	2,371
Coloplast AS	68	5,892
Danske Bank AS	396	11,251
DSV AS	104	3,257
FLSmidth & Co. AS	28	1,184
GN Store Nord	96	2,050
ISS AS(a)	56	1,582
Jyske Bank AS(a)	40	2,065
Novo Nordisk AS, Class B	1,068	48,709
Novozymes AS	124	5,448
Pandora AS	76	6,744
Sydbank AS(a)	44	1,377
TDC AS	468	3,793
Topdanmark AS(a)	48	1,548
TrygVesta AS	16	1,845

Security Description	Shares	Value
Denmark (continued)
Vestas Wind Systems AS(a)	128	$4,715
William Demant Holding(a)	16	1,148

Total Denmark		118,666

Finland (1.46%)
Amer Sports OYJ	68	1,387
Elisa OYJ	88	2,552
Fortum OYJ	252	6,323
Huhtamaki OYJ	52	1,318
Kesko OYJ	40	1,557
Kone OYJ, B Shares	220	10,122
Metso OYJ	64	1,984
Neste Oil OYJ	76	1,803
Nokia OYJ	2,160	17,968
Nokian Renkaat OYJ	76	2,146
Orion OYJ	56	1,921
Outokumpu OYJ(a)	168	1,000
Sampo OYJ	284	14,009
Stora Enso OYJ	328	2,906
UPM-Kymmene OYJ	308	5,113
Wartsila OYJ	88	3,941

Total Finland		76,050

France (14.70%)
Accor SA	104	4,906
Aeroports de Paris	20	2,454
Air France-KLM(a)	144	1,518
Air Liquide	200	25,168
Airbus Group NV	332	20,227
Alcatel-Lucent(a)	1,624	5,781
Alstom SA(a)	128	4,476
Arkema SA	36	2,450
AtoS	44	3,126
AXA SA	1,200	28,970
BNP Paribas SA	644	41,289
Bollore SA	4	1,975
Bouygues SA	152	5,718
Bureau Veritas SA	124	2,958
Cap Gemini SA	92	6,741
Carrefour SA	360	11,390
Casino Guichard Perrachon SA	32	3,083
Christian Dior SA	32	6,128
Cie de St-Gobain	288	13,229
Cie Generale des Etablissements Michelin	108	9,931
CNP Assurances	88	1,629
Credit Agricole SA	648	9,109
Danone SA	344	24,275
Dassault Systemes SA	76	4,968
Edenred	116	3,345
Eiffage SA	44	2,141
Electricite de France SA	168	5,029
Essilor International SA	124	13,923
Eurazeo SA	24	1,670
Eurofins Scientific	4	971
Eutelsat Communications SA	84	2,778

6  |  November 30, 2014

ALPS STOXX Europe 600 ETF
Schedule of Investments	November 30, 2014

Security Description	Shares	Value
France (continued)
Fonciere Des Regions	16	$1,527
GDF Suez	924	22,767
Gecina SA	20	2,705
Groupe Eurotunnel SA, Registered Shares	268	3,464
Havas SA	148	1,245
Hermes International	4	1,339
ICADE, REIT	20	1,600
Iliad SA	16	3,929
Imerys SA	20	1,512
Ingenico	28	3,025
JC Decaux SA	40	1,316
Kering(a)	44	9,088
Klepierre, REIT	56	2,513
Lafarge SA	108	7,679
Lagardere SCA	60	1,701
Legrand SA	152	7,969
L’Oreal SA	140	23,884
LVMH Moet Hennessy Louis Vuitton SA	156	28,030
Natixis SA	508	3,589
Neopost SA	20	1,418
Orange SA	1,116	19,657
Orpea	20	1,260
Pernod-Ricard SA	120	14,222
Peugeot SA(a)	260	3,330
Publicis Groupe SA	112	8,225
Remy Cointreau SA	12	902
Renault SA	120	9,627
Rexel SA	156	2,888
Rubis SCA	20	1,173
Safran SA	188	12,163
Sanofi	696	67,384
Schneider Electric SE	336	27,408
SCOR SE	104	3,245
SEB SA	16	1,307
Societe BIC SA	16	2,133
Societe Generale SA	464	23,015
Societe Television Francaise 1	68	1,085
Sodexo SA	56	5,649
Suez Environnement Co.	192	3,404
Technip SA	64	4,162
Teleperformance	32	2,234
Thales SA	56	2,971
Total SA	1,372	76,754
Unibail-Rodamco SE, REIT	56	14,797
Valeo SA	44	5,414
Vallourec SA	68	2,255
Veolia Environnement	260	4,741
Vinci SA	308	16,650
Vivendi SA	740	18,845
Wendel SA	20	2,356
Zodiac Aerospace	112	3,711

Total France		764,623

Security Description	Shares	Value
Germany (12.39%)
adidas AG	120	$9,624
Allianz SE	264	45,449
Axel Springer SE	24	1,413
BASF SE	532	48,298
Bayer AG, Registered Shares	476	71,589
Bayerische Motoren Werke AG	184	21,038
Beiersdorf AG	56	4,984
Bilfinger Berger SE	28	1,658
Brenntag AG	88	4,846
Commerzbank AG(a)	544	8,324
Continental AG	64	13,465
Daimler AG, Registered Shares	576	48,561
Deutsche Bank AG, Registered Shares	748	24,448
Deutsche Boerse AG	112	8,182
Deutsche Euroshop AG	28	1,240
Deutsche Lufthansa AG	132	2,356
Deutsche Post AG, Registered Shares	552	18,337
Deutsche Telekom AG, Registered Shares	1,788	30,459
Deutsche Wohnen AG	156	3,745
E.ON SE	1,156	20,491
Evonik Industries AG	40	1,319
Fraport AG Frankfurt Airport Services Worldwide	20	1,221
Freenet AG	76	2,244
Fresenius Medical Care AG & Co. KGaA	124	9,157
Fresenius SE & Co. KGaA	228	12,360
GEA Group AG	104	4,970
Gerresheimer AG	20	1,105
Hannover Rueckversicherung AG	36	3,212
HeidelbergCement AG	80	6,065
HUGO BOSS AG	20	2,634
Infineon Technologies AG	652	6,387
K+S AG	104	3,121
Kabel Deutschland Holding AG(a)	12	1,665
Lanxess AG	52	2,582
LEG Immobilien AG	28	2,078
Leoni AG	20	1,199
Linde AG	100	18,869
MAN SE	20	2,279
Merck KGaA	76	7,568
Metro AG(a)	84	2,853
MorphoSys AG(a)	16	1,575
MTU Aero Engines AG	32	2,852
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen, Registered Shares	88	18,126
OSRAM Licht AG(a)	52	2,160
ProSiebenSat.1 Media AG	128	5,467
Rheinmetall AG	24	1,018
Rhoen Klinikum AG	28	815
RTL Group	24	2,311
RWE AG	280	10,142

7  |  November 30, 2014

ALPS STOXX Europe 600 ETF
Schedule of Investments	November 30, 2014

Security Description	Shares	Value
Germany (continued)
SAP SE	548	$38,623
Siemens AG, Registered Shares	480	56,797
Sky Deutschland AG(a)	228	1,882
Stada Arzneimittel	36	1,296
Symrise AG	72	4,303
Telefonica Deutschla	300	1,573
ThyssenKrupp AG(a)	252	6,667
TUI AG	112	1,912
United Internet AG	64	2,819
Wirecard AG	68	2,886

Total Germany		644,619

Greece (0.20%)
Alpha Bank AE(a)	2,480	1,610
Eurobank Ergasias SA(a)	5,484	1,698
Hellenic Telecommunications Organization SA(a)	140	1,715
National Bank of Greece SA(a)	872	2,082
OPAP SA	124	1,554
Piraeus Bank SA(a)	1,152	1,747

Total Greece		10,406

Ireland (1.29%)
Bank of Ireland(a)	13,692	5,618
C&C Group PLC	200	935
CRH PLC	428	10,112
DCC PLC	52	2,892
Glanbia PLC	100	1,547
Kerry Group	88	6,532
Kingspan Group PLC	80	1,289
Paddy Power PLC	28	2,159
Ryanair Holdings PLC(a)	800	8,517
Shire PLC	344	24,486
Smurfit Kappa Group PLC	132	3,058

Total Ireland		67,145

Italy (3.45%)
Assicurazioni Generali SpA	780	16,866
Atlantia SpA	236	5,951
Azimut Holding SpA	60	1,380
Banca Monte dei Paschi di Siena SpA(a)	2,952	2,382
Banca Popolare dell’Emilia Romagna SC(a)	276	1,956
Banca Popolare di Milano Scarl(a)	2,356	1,723
Banca Popolare Di Sondrio	260	1,037
Banco Popolare SC(a)	208	2,868
Davide Campari-Milano SpA	164	1,146
Enel Green Power SpA	888	2,137
Enel SpA	3,732	18,005
Eni SpA	1,556	31,093
EXOR SpA	56	2,493
Finmeccanica SpA(a)	232	2,250
Intesa Sanpaolo SpA	8,084	24,909
Luxottica Group SpA	108	5,775
Mediaset SpA(a)	400	1,617

Security Description	Shares	Value
Italy (continued)
Mediobanca SpA	344	$3,080
Pirelli & C. SpA	184	2,611
Prysmian SpA	116	2,084
Saipem SpA(a)	144	2,061
Snam SpA	1,200	6,363
Telecom Italia SpA(a)	6,008	6,768
Terna Rete Elettrica Nazionale SpA	812	3,922
UniCredit SpA	3,216	23,774
Unione di Banche Italiane SCPA	520	3,996
UnipolSai SpA	480	1,373

Total Italy		179,620

Jersey (0.07%)
Randgold Resources, Ltd.	52	3,454

Total Jersey		3,454

Luxembourg (0.42%)
Altice SA(a)	48	3,229
ArcelorMittal	584	7,164
SES SA	184	6,846
Tenaris SA	268	4,432

Total Luxembourg		21,671

Mexico (0.02%)
Fresnillo PLC	108	1,201

Total Mexico		1,201

Netherlands (4.56%)
Aalberts Industries NV	56	1,571
Aegon NV	1,068	8,384
Akzo Nobel NV	140	9,672
ASM International NV	32	1,342
ASML Holding NV	220	23,234
Boskalis Westminster	48	2,693
Corio NV, REIT	40	2,024
Delta Lloyd NV	112	2,574
Fugro NV	40	917
Gemalto NV	48	4,078
Heineken Holding NV	56	3,829
Heineken NV	124	9,752
ING Groep NV(a)	2,228	32,636
Koninklijke Ahold NV	516	9,114
Koninklijke DSM NV	104	6,837
Koninklijke KPN NV	1,852	6,149
Koninklijke Philips NV	552	16,648
Koninklijke Vopak NV	36	1,809
Nutreco NV	36	2,059
OCI NV(a)	52	1,864
PostNL NV(a)	256	991
Randstad Holding NV	72	3,553
Royal Dutch Shell PLC, A Shares	2,276	75,974
SBM Offshore NV(a)	108	1,458
TNT Express NV	272	1,833
Wereldhave NV, REIT	12	941

8  |  November 30, 2014

ALPS STOXX Europe 600 ETF
Schedule of Investments	November 30, 2014

Security Description	Shares	Value
Netherlands (continued)
Wolters Kluwer NV	176	$5,157

Total Netherlands		237,093

Norway (1.06%)
Aker Solutions ASA(a)	84	504
DNB ASA	528	8,768
Gjensidige Forsikring ASA	108	1,852
Marine Harvest ASA	176	2,496
Norsk Hydro ASA	784	4,591
Orkla ASA	444	3,304
Petroleum Geo-Services ASA	124	608
Schibsted ASA	48	3,157
Seadrill, Ltd.	204	2,922
Statoil ASA	608	11,483
Storebrand ASA(a)	260	1,211
Telenor ASA	404	8,529
TGS Nopec Geophysical Co. ASA	60	1,334
Yara International ASA	100	4,252

Total Norway		55,011

Portugal (0.25%)
Banco Comercial Portugues SA(a)	25,196	2,600
EDP-Energias de Portugal SA	1,508	6,186
Galp Energia SGPS SA	224	2,730
Jeronimo Martins SGPS SA	140	1,422

Total Portugal		12,938

Russia (0.02%)
Polyus Gold International(a)	384	1,101

Total Russia		1,101

South Africa (0.13%)
Investec PLC	312	2,885
Mondi PLC	212	3,626

Total South Africa		6,511

Spain (5.25%)
Abengoa SA	312	792
Abertis Infraestructuras SA	224	4,794
ACS Actividades de Construccion y
Servicios SA	112	3,957
Amadeus IT Holding SA, A Shares	244	9,713
Banco Bilbao Vizcaya Argentaria SA	3,396	36,476
Banco de Sabadell SA	2,200	6,240
Banco Popular ESP	1,092	6,002
Banco Santander SA	6,920	62,376
Bankia SA(a)	2,560	4,488
Bankinter SA	372	3,334
Bolsas y Mercados Espanoles SA	44	1,813
CaixaBank SA(a)	1,328	7,333
Distribuidora International	344	2,391
Enagas SA	124	4,152
Endesa SA	48	928
Ferrovial SA	252	5,164
Gamesa Corp. Tecnologica SA(a)	116	1,184
Gas Natural SDG SA	204	5,779

Security Description	Shares	Value
Spain (continued)
Grifols SA	88	$3,920
Iberdrola SA	3,088	22,831
Inditex SA	608	17,702
Jazztel PLC(a)	124	1,974
Mapfre SA	572	2,099
Red Electrica Corp. SA	64	5,863
Repsol SA	568	12,748
Telefonica SA	2,300	36,836
Viscofan SA	24	1,381
Zardoya Otis SA	96	1,023

Total Spain		273,293

Sweden (4.57%)
Alfa Laval AB	180	3,582
Assa Abloy AB	192	10,434
Atlas Copco AB	372	10,726
BillerudKorsnas AB	104	1,536
Boliden AB	148	2,501
Castellum AB	100	1,619
Electrolux AB	136	4,042
Elekta AB	212	2,161
Getinge AB	112	2,592
Hennes & Mauritz AB	544	23,302
Hexagon AB, B Shares	140	4,450
Hexpol AB	16	1,408
Husqvarna AB	232	1,708
ICA Gruppen AB(a)	44	1,699
Industrivarden AB	112	2,115
Intrum Justitia AB	44	1,319
Investment AB Kinnevik	136	4,718
Investor AB, B Shares	264	9,917
JM AB	44	1,401
Lundin Petroleum AB(a)	136	1,917
Meda AB	136	1,950
Modern Times Group AB	32	1,019
NCC AB	48	1,489
Nordea Bank AB	1,840	22,986
Ratos AB	120	783
Sandvik AB	640	6,703
Securitas AB	184	2,222
Skandinaviska Enskilda Banken AB	908	11,994
Skanska AB	232	4,997
SKF AB	220	4,532
Svenska Cellulosa AB SCA, Class B	336	7,926
Svenska Handelsbanken AB	288	14,067
Swedbank AB, A Shares	540	14,165
Swedish Match AB	116	4,006
Tele2 AB	180	2,331
Telefonaktiebolaget LM Ericsson	1,756	22,113
TeliaSonera AB	1,316	9,389
Trelleborg AB	140	2,276
Volvo AB	876	9,586

Total Sweden		237,681

Switzerland (14.57%)
ABB, Ltd.	1,336	29,990

9  |  November 30, 2014

ALPS STOXX Europe 600 ETF
Schedule of Investments	November 30, 2014

Security Description	Shares	Value
Switzerland (continued)
Actelion, Ltd.	68	$8,086
Adecco SA	104	7,303
Aryzta AG	52	4,149
Baloise Holding AG, Registered Shares	28	3,657
Cie Financiere Richemont SA	300	28,207
Clariant AG	168	3,043
Coca-Cola HBC AG	116	2,631
Credit Suisse Group AG	880	23,515
DKSH Holding AG	20	1,531
Dufry Group(a)	16	2,545
EMS-Chemie Holding AG	4	1,484
Flughafen Zuerich AG, Registered Shares	4	2,629
Galenica AG	4	3,405
GAM Holding, Ltd.	96	1,699
Geberit AG, Registered Shares	24	8,360
Georg Fischer AG	4	2,449
Givaudan SA, Registered Shares	4	7,129
Glencore PLC	5,720	28,627
Helvetia Holding AG	4	1,966
Holcim, Ltd.	132	9,747
Julius Baer Group, Ltd.	128	5,800
Kaba Holding AG	4	2,063
Kuehne + Nagel International AG	32	4,309
Logitech International SA	88	1,307
Lonza Group AG, Registered Shares	32	3,762
Nestle SA, Registered Shares	1,860	139,656
Novartis AG, Registered Shares	1,484	143,600
OC Oerlikon Corp AG	112	1,385
Pargesa Holding SA	16	1,273
Partners Group Holding AG	12	3,446
PSP Swiss Property AG	24	2,088
Roche Holding AG	404	121,001
Schindler Holding AG	24	3,423
SGS SA	4	8,652
Sonova Holding AG	32	4,842
STMicroelectronics	380	2,856
Sulzer AG	12	1,340
The Swatch Group AG	20	9,883
Swiss Life Holding AG, Registered Shares	16	3,666
Swiss Prime Site AG	36	2,776
Swiss Re AG	200	17,097
Swisscom AG	16	9,712
Syngenta AG, Registered Shares	52	17,130
UBS AG	2,076	37,277
Zurich Insurance Group AG	88	27,577

Total Switzerland		758,073

United Kingdom (29.32%)
3i Group PLC	560	3,884
Aberdeen Asset Management PLC	564	3,963
Admiral Group PLC	124	2,402
Afren PLC(a)	636	514
Aggreko PLC	148	3,544

Security Description	Shares	Value
United Kingdom (continued)
Amec Foster Wheeler PLC	176	$2,569
Amlin PLC	292	2,031
Anglo American PLC	812	16,761
Antofagasta PLC	224	2,579
ARM Holdings PLC	812	11,599
Ashmore Group PLC	220	1,057
Ashtead Group PLC	292	4,807
Associated British Foods PLC	208	10,406
AstraZeneca PLC	728	54,355
Atkins WS PLC	60	1,307
AVEVA Group PLC	36	813
Aviva PLC	1,700	13,490
Babcock International Group PLC	292	5,186
BAE Systems PLC	1,820	13,677
Balfour Beatty PLC	400	1,145
Barclays PLC	9,476	36,286
Barratt Developments PLC	568	4,084
BBA Aviation PLC	252	1,351
Bellway PLC	72	2,119
Berendsen PLC	100	1,606
Berkeley Group Holdings PLC	76	3,047
BG Group PLC	1,968	27,673
Booker Group PLC	852	1,887
BP PLC	10,628	69,758
British American Tobacco PLC	1,076	63,775
The British Land Co. PLC	596	7,150
Britvic PLC	144	1,492
BT Group PLC	4,704	30,140
BTG PLC(a)	208	2,622
Bunzl PLC	192	5,356
Burberry Group PLC	256	6,598
Cable & Wireless Communications	1,460	1,129
Cairn Energy PLC(a)	332	843
Capita PLC	388	6,485
Capital & Counties Properties PLC	428	2,519
Carillion PLC	248	1,347
Catlin Group, Ltd.	208	1,792
Centrica PLC	2,940	13,070
Close Brothers Group PLC	80	1,896
CNH Industrial NV	568	4,446
Cobham PLC	656	3,090
Compass Group PLC	972	16,549
Croda International	80	3,067
Daily Mail & General Trust PLC	164	2,157
Derwent London PLC, REIT	60	2,848
Diageo PLC	1,448	44,806
Direct Line Ins.	864	3,975
Dixons Carphone PLC	584	3,861
Drax Group PLC	232	2,209
DS Smith PLC	544	2,447
easyJet PLC	116	2,995
Electrocomponents	252	825
Elementis PLC	268	1,068
Essentra PLC	140	1,651
Experian PLC	596	9,431
Fiat Chrysler Automobiles NV(a)	504	6,286

10  |  November 30, 2014

ALPS STOXX Europe 600 ETF
Schedule of Investments	November 30, 2014

Security Description	Shares	Value
United Kingdom (continued)
Firstgroup PLC(a)	696	$1,228
Friends Life Group	820	4,729
G4S PLC	896	3,868
Genel Energy PLC(a)	96	986
GKN PLC	960	5,178
GlaxoSmithKline PLC	2,804	65,041
Great Portland Estates PLC, REIT	200	2,245
Greene King PLC	128	1,541
Halma PLC	220	2,302
Hammerson PLC, REIT	452	4,399
Hargreaves Lansdown PLC	144	2,194
Hays PLC	780	1,618
Henderson Group PLC	648	2,254
Hikma Pharma PLC	80	2,450
Hiscox, Ltd.	192	2,108
Home Retail Group	468	1,465
Howden Joinery Group	372	2,273
HSBC Holdings PLC	11,024	109,689
Hunting PLC	80	720
ICAP PLC	320	2,083
IG Group Holdings PLC	212	2,244
IMI PLC	164	3,025
Imperial Tobacco Group PLC	552	25,522
Inchcape PLC	244	2,738
Informa PLC	348	2,619
Inmarsat PLC	260	3,227
Intercontinental Hotels Group PLC	144	6,096
Intermediate Capital Group PLC	232	1,665
International Consolidated Airlines Group SA(a)	600	4,288
International Personal Finance PLC	140	1,050
Intertek Group PLC	92	3,356
Intu Properties PLC	524	2,921
ITV PLC	2,176	7,281
J Sainsbury PLC	816	2,975
John Wood Group PLC	216	1,996
Johnson Matthey PLC	120	6,234
Jupiter Fund Management	264	1,496
Kingfisher PLC(a)	1,368	6,667
Ladbrokes PLC	552	960
Lancashire Holdings, Ltd.	108	911
Land Securities Group PLC, REIT	464	8,610
Legal & General Group PLC	3,416	13,163
Lloyds Banking Group PLC(a)	30,936	38,827
London Stock Exchange Group PLC	136	4,790
Man Group PLC	1,012	2,262
Marks & Spencer Grp	944	7,203
Meggitt PLC	464	3,646
Melrose Industries PLC	620	2,505
Merlin Entertainment	375	2,220
Michael Page International PLC	184	1,185
Mitie Group PLC	216	945
National Grid PLC	2,224	32,307
Next PLC	88	9,313
Ocado Group PLC(a)	336	1,706
Old Mutual PLC	2,832	8,861

Security Description	Shares	Value
United Kingdom (continued)
Ophir Energy PLC(a)	308	$699
Pearson PLC	472	9,076
Pennon Group PLC	224	3,130
Persimmon PLC	176	4,214
Petrofac, Ltd.	152	1,959
Phoenix Group Holdings	128	1,603
Premier Oil PLC	300	876
Provident Financial PLC	80	2,859
Prudential PLC	1,480	35,786
QinetiQ Group PLC	376	1,162
Reckitt Benckiser Group PLC	380	31,192
Reed Elsevier NV	388	9,538
Reed Elsevier PLC	660	11,474
Rentokil Initial PLC	1,052	1,957
Rexam PLC	408	2,883
Rightmove PLC	60	2,046
Rio Tinto PLC	716	33,468
Rolls-Royce Holdings PLC	1,088	14,318
Rotork PLC	52	1,788
Royal Bank of Scotland Group PLC(a)	1,356	8,373
Royal Mail PLC	296	1,932
RSA Insurance Group(a)	584	4,271
SABMiller PLC	588	32,734
The Sage Group PLC	644	4,095
Schroders PLC	76	3,199
Segro PLC	428	2,623
Serco Group PLC	316	865
Severn Trent PLC	140	4,468
Shaftesbury PLC	160	1,999
Sky PLC	604	8,793
Smith & Nephew PLC	528	9,155
Smiths Group PLC	228	4,121
Spectris PLC	72	2,122
Spirax-Sarco Engineering PLC	44	1,962
Sports Direct International(a)	148	1,527
SSE PLC	564	14,448
St. James’s Place PLC	300	3,721
Stagecoach Group PLC	248	1,570
Standard Chartered PLC	1,168	17,097
Standard Life PLC	1,380	9,140
Subsea 7 SA	152	1,514
TalkTalk Telecom	316	1,541
Tate & Lyle PLC	268	2,526
Taylor Wimpey PLC	1,876	3,933
Telecity Group PLC	116	1,470
Tesco PLC	4,684	13,642
Thomas Cook Group PLC(a)	844	1,606
Travis Perkins PLC	144	4,064
TUI Travel PLC	292	2,028
Tullow Oil PLC	524	3,487
UBM PLC	144	1,070
Ultra Electronics Holdings PLC	40	1,093
Unilever NV	900	36,656
Unilever PLC	756	31,955
United Utilities Group PLC	392	5,544
Victrex PLC	48	1,352

11  |  November 30, 2014

ALPS STOXX Europe 600 ETF
Schedule of Investments	November 30, 2014

Security Description	Shares	Value
United Kingdom (continued)
Vodafone Group PLC	15,292	$55,882
The Weir Group PLC	124	3,634
Whitbread PLC	104	7,452
William Hill PLC	504	2,637
WM Morrison Supermarkets PLC(a)	1,348	3,758
Wolseley PLC	152	8,524
WPP PLC	780	16,326

Total United Kingdom		1,524,947

United States (0.16%)
Carnival PLC	108	4,757
QIAGEN NV(a)	140	3,345

Total United States		8,102

TOTAL COMMON STOCKS (Cost $4,974,985)		5,150,424

PREFERRED STOCK (0.79%)
Germany (0.79%)
Fuchs Petrolub AG	40	1,655
Henkel AG & Co. KGaA	104	11,538
Porsche Automobil Holding SE	88	7,664
Volkswagen AG	88	20,265

Total Germany		41,122

TOTAL PREFERRED STOCK (Cost $37,064)		41,122

RIGHTS (0.03%)
France (0.00%)(b)
Arkema SA, Strike price 38.50 (EUR), Expires 12/03/2014	36	106

Total France		106

Spain (0.02%)
CaixaBank, Strike price Zero (Bonus Rights issue), Expires 12/09/2014	1,328	89
Telefonica SA, Strike price Zero (Bonus Rights issue), Expires 12/03/2014	2,300	1,053

Total Spain		1,142

Sweden (0.00%)(b)
Meda AB, Strike price 61 (SEK), Expires 12/04/2014	136	84

Total Sweden		84

United Kingdom (0.01%)
UBM PLC(a)	112	313

Total United Kingdom		313

TOTAL RIGHTS (Cost $1,348)		1,645

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.06%)
Dreyfus Treasury Prime Cash Management, Institutional Class	0.000%(c)	3,136	3,136

TOTAL SHORT TERM INVESTMENTS (Cost $3,136)			3,136

TOTAL INVESTMENTS (99.90%) (Cost $5,016,533)			$5,196,327

NET OTHER ASSETS AND LIABILITIES (0.10%)			5,275

NET ASSETS (100.00%)			$5,201,602

(a)	Non-income producing security.
(b)	Less than 0.005% of Net Assets.
(c)	Less than 0.0005%.

Common Abbreviations:

AB	-	Aktiebolag is the Swedish equivalent of the term corporation.
AG	-	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
AS	-	Andonim Sirketi, Joint Stock Company in Turkey.
ASA	-	Allmennaksjeselskap is the Norwegian term for public limited company.
KGaA	-	Kommanditgesellschaft auf Aktien is a German corporate designation standing for partnership limited by shares.

Ltd.	-	Limited.
NV	-	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
OYJ	-	Osakeyhtio is the Finnish equivalent of a public limited company.
REIT	-	Real Estate Investment Trust.
PLC	-	Public Limited Company.
SA	-	Generally designated corporations in various countries, mostly those employing civil law.

SCA	-	Societe en commandite pe actiuni is the Romanian term for limited liability partnership.
SE	-	SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.
SpA	-	Societa per Azione.

See Notes to Financial Statements.

12  |  November 30, 2014

ALPS STOXX Europe 600 ETF
Statement of Assets and Liabilities	November 30, 2014

ASSETS:
Investments, at value	$5,196,327
Foreign currency, at value (Cost $386)	384
Foreign tax reclaims	77
Dividends receivable	5,894
Total Assets	5,202,682

LIABILITIES:
Payable to adviser	1,080
Total Liabilities	1,080
NET ASSETS	$5,201,602

NET ASSETS CONSIST OF:
Paid-in capital	$5,014,298
Accumulated net investment income	7,522
Accumulated net realized gain on investments and foreign currency transactions	33
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	179,749
NET ASSETS	$5,201,602

INVESTMENTS, AT COST	$5,016,533

PRICING OF SHARES
Net Assets	$5,201,602
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	200,000
Net Asset Value, offering and redemption price per share	$26.01

See Notes to Financial Statements.

13 | November 30, 2014

ALPS STOXX Europe 600 ETF
Statement of Operations	For the Period Ended October 31, 2014 (Commencement) to November 30, 2014

INVESTMENT INCOME:
Dividends(a)	$8,602
Total Investment Income	8,602

EXPENSES:
Investment adviser fees	1,080
Total Expense	1,080
NET INVESTMENT INCOME	7,522

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain on investments	33
Net change in unrealized appreciation on investments	179,794
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(45)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	179,782
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$187,304

(a)	Net of foreign tax withholding $591.

See Notes to Financial Statements.

14 | November 30, 2014

ALPS STOXX Europe 600 ETF
Statement of Changes in Net Assets

For the Period October 31, 2014 (Commencement of Operations) to November 30, 2014
OPERATIONS:
Net investment income	$7,522
Net realized gain on investments and foreign currency transactions	33
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	179,749
Net increase in net assets resulting from operations	187,304

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	5,014,298
Net increase from capital share transactions	5,014,298
Net increase in net assets	5,201,602

NET ASSETS:
Beginning of period	–
End of period *	$5,201,602

*Including accumulated net investment income of:	$7,522

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	–
Shares sold	200,000
Shares outstanding, end of period	200,000

See Notes to Financial Statements.

15 | November 30, 2014

ALPS STOXX Europe 600 ETF
Financial Highlights	For a Share Outstanding Throughout the Period Presented

	For the Period October 31, 2014 (Commencement of Operations) to November 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$25.07

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (a)	0.04
Net realized and unrealized gain	0.90
Total from investment operations	0.94

Net increase in net asset value	0.94
NET ASSET VALUE, END OF PERIOD	$26.01

TOTAL RETURN(b)	3.75%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$5,202

Ratio of expenses to average net assets	0.25%	(c)
Ratio of net investment income to average net assets	1.74%	(c)
Portfolio turnover rate(d)	0%	(e)

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions.
(e)	Less than 0.005%.

See Notes to Financial Statements.

16 | November 30, 2014

ALPS STOXX Europe 600 ETF
Notes to Financial Statements	November 30, 2014

1. ORGANIZATION

The ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2014, the Trust consists of sixteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the ALPS STOXX Europe 600 ETF (the “Fund”). The investment objective of the Fund is to seek investment results that correspond (before fees and expenses) generally to the performance of its underlying index, the STOXX® Europe 600 Index (the “Underlying Index”). The investment advisor uses a “passive” or index approach to try to achieve the Fund’s investment objective. The Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. The Fund commenced operations on October 31, 2014.

The Fund’s Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. The Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the closing bid prices.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the closing sale prices on the applicable exchange and fair value prices may not reflect the actual value of a security. A variety of factors may be considered in determining the fair value of such securities.

17  |  November 30, 2014

ALPS STOXX Europe 600 ETF
Notes to Financial Statements	November 30, 2014

B. Fair Value Measurements

The Fund discloses the classification of fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments at November 30, 2014:

Investments in Securities at Value *	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$5,150,424	$–	$–	$5,150,424
Preferred Stocks	41,122	–	–	41,122
Rights	1,645	–	–	1,645
Short Term Investments	3,136	–	–	3,136
TOTAL	$5,196,327	$–	$–	$5,196,327

* For	a detailed country breakdown, see the accompanying Schedule of Investments.

The Fund recognizes transfers between levels as of the end of the period. For the period ended November 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

C. European Economic Risk

The Economic and Monetary Union (the “EMU”) of the European Union (“EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the Euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of

18  |  November 30, 2014

ALPS STOXX Europe 600 ETF
Notes to Financial Statements	November 30, 2014

credit default swaps linked to that country’s creditworthiness (which may be located in countries other than those listed in the previous sentence). These events have adversely affected the exchange rate of the Euro, the common currency of certain EU countries, and may continue to significantly affect every country in Europe, including countries that do not use the Euro.

D. Foreign Investment Risk

The Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. The Fund will not enter into transactions to hedge against declines in the value of the Fund’s assets that are denominated in a foreign currency.

E. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

F. Concentration Risk

The Fund seeks to track the Underlying Index, which itself may have concentration in certain regions, economies, countries, markets, industries or sectors. Underperformance or increased risk in such concentrated areas may result in underperformance or increased risk in the Fund.

G. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date, net of any foreign taxes withheld. Interest income, if any, is recorded on the accrual basis.

H. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

I. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

As of November 30, 2014, the components of distributable earnings on a tax basis were as follows:

ALPS STOXX Europe 600 ETF
Undistributed net investment income	$11,769
Net unrealized appreciation on investments	175,535
Total	$187,304

19  |  November 30, 2014

ALPS STOXX Europe 600 ETF
Notes to Financial Statements	November 30, 2014

As of November 30, 2014, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

ALPS STOXX Europe 600 ETF
Gross appreciation (excess of value over tax cost)	$233,101
Gross depreciation (excess of tax cost over value)	(57,521)
Net depreciation of foreign currency	(45)
Net unrealized appreciation (depreciation)	$175,535

Cost of investments for income tax purposes	$5,020,747

The differences between book-basis and tax-basis are due to the deferral of losses from Passive Foreign Investment Company (“PFIC”) adjustments.

J. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the period ended November 30, 2014, the fund did not have a liability for any unrecognized tax benefits. The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Being that the Fund commenced operations on October 31, 2014; no tax returns have been filed as of the date of this report.

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.25% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses, such as litigation, not incurred in the ordinary course of the Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Each Trustee who is not an officer or employee of the Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee or $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings.

20  |  November 30, 2014

ALPS STOXX Europe 600 ETF
Notes to Financial Statements	November 30, 2014

4. PURCHASES AND SALES OF SECURITIES

For the period ended November 30, 2014, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS STOXX Europe 600 ETF	$3,321	$4,255

For the period ended November 30, 2014, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS STOXX Europe 600 ETF	$5,014,298	$–

Gains on in-kind transactions are not considered taxable for federal income tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the net asset value per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

21  |  November 30, 2014

ALPS STOXX Europe 600 ETF
Additional Information	November 30, 2014 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

A description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies and information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30th is available without charge, (1) on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov; (2) upon request, by calling (toll-free) 1-866-513-5856; and (3) on the Trust’s website located at http://www.alpsfunds.com.

PORTFOLIO HOLDINGS

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q will be available (1) on the SEC’s website at http://www.sec.gov; (2) by calling (toll-free) 1-866-513-5856; (3) on the Trust’s website located at http://www.alpsfunds.com; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington D.C. Information regarding the operation of the PRR may be obtained by calling (toll-free) 1-800-732-0330.

TAX INFORMATION

Pursuant to Section 853(c) of the Internal Revenue Code, the following Fund designated the following:

	Foreign Taxes Paid	Foreign Source Income
ALPS STOXX Europe 600 ETF	$ 306	$ 3,251

LICENSING AGREEMENT

The STOXX® Europe 600 is the intellectual property (including registered trademarks) of STOXX Limited, Zurich, Switzerland and/or its licensors (“Licensors”), which is used under license. The securities based on the Index are in no way sponsored, endorsed, sold or promoted by STOXX and its Licensors and neither of the Licensors shall have any liability with respect thereto.

22  |  November 30, 2014

ALPS STOXX Europe 600 ETF
Board Considerations Regarding Approval of Investment Advisory Agreements	November 30, 2014 (Unaudited)

At an in-person meeting held on September 8, 2014 (the “Meeting”), the Board of Trustees of the Trust (the “Board”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “1940 Act”) (the “Independent Trustees”), evaluated a proposal to approve the Advisory Agreement (the “STOXX ETF Advisory Agreement”) between the Trust and ALPS Advisors, Inc. (the “Adviser”) with respect to the ALPS STOXX Europe 600 ETF (the “STOXX ETF”). The Independent Trustees also met separately to consider the STOXX ETF Advisory Agreement.
In evaluating whether to approve the STOXX ETF Advisory Agreement for the STOXX ETF, the Board considered numerous factors including (i) the nature, extent and quality of the services expected to be provided by the Adviser with respect to the STOXX ETF under the STOXX ETF Advisory Agreement; (ii) the advisory fees and other expenses proposed to be paid by the STOXX ETF compared to those of similar funds managed by other investment advisers; (iii) the expected profitability to the Adviser of its proposed advisory relationship with the STOXX ETF and reasonableness of compensation to the Adviser; (iv) the extent to which economies of scale would be realized if and as the STOXX ETF assets increase and whether the fee level in the STOXX ETF Advisory Agreement reflects these economies of scale; and (v) any additional benefits and other considerations, as further described below.

With respect to the nature, extent and quality of the services to be provided by the Adviser under the STOXX ETF Advisory Agreement, representatives from the Adviser presented the Adviser’s material regarding consideration of the STOXX ETF Advisory Agreement. The Independent Trustees noted that included in the Board materials were responses by the Adviser to a questionnaire drafted by legal counsel to the Trust to assist the Board in evaluating whether to approve the STOXX ETF Advisory Agreement (the “15(c) Materials”). The Independent Trustees considered and reviewed information concerning the nature of the services proposed to be provided under the STOXX ETF Advisory Agreement, the proposed investment parameters of the index for the STOXX ETF, financial information regarding the Adviser and its parent company, information describing the Adviser’s current organizations and the background and experience of the persons who would be responsible for the day-to-day management of the STOXX ETF, the anticipated financial support of the STOXX ETF and the nature and quality of services provided to other exchange-traded (“ETFs”), open-end and closed-end funds by the Adviser. Based upon their review, the Independent Trustees concluded that the Adviser was qualified to oversee the services to be provided by other service providers and that the services to be provided by the Adviser to the STOXX ETF are expected to be satisfactory.

At the Meeting, the Independent Trustees considered and approved an annual advisory fee of 0.25% of STOXX ETF’s average daily net assets. The Independent Trustees noted that the advisory fee proposed for the STOXX ETF was a unitary fee pursuant to which the Adviser will assume all expenses of the STOXX ETF (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. Based on its review, the Independent Trustees concluded that the expected profitability of the STOXX ETF to the Adviser was not unreasonable.

The Independent Trustees also reviewed comparative fee and expense data provided by Lipper Analytical Services (“Lipper”) regarding the STOXX ETF. The Independent Trustees noted that Lipper’s report contained information regarding comparisons of the proposed cost and expense structures of STOXX ETF with members of a Lipper identified peer expense group. The Independent Trustees noted the services to be provided by the Adviser for the annual advisory fee of 0.25% of the STOXX ETF’s average daily net assets. The Board also considered that the advisory fee was a unitary one and that, as set forth above, the Adviser had agreed to pay all of the STOXX ETF’s expenses (except for interest expenses, marketing fees, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the STOXX ETF’s business) out of the unitary fee. The Independent Trustees considered that, taking into account the impact of the STOXX ETF’s unitary advisory fee, the STOXX ETF’s expense ratio was lower than the median of its Lipper peer group. In evaluating the reasonableness of the fee, the Independent Trustees considered, among other things, a supplementary peer universe provided by the Adviser. Based on the foregoing and the other information available to them, the Independent Trustees concluded that the advisory fee for the STOXX ETF was reasonable under the circumstances and in light of the quality of services provided.

The Independent Trustees also considered other benefits that may be realized by the Adviser from its relationships with the STOXX ETF and concluded that the advisory fees were reasonable taking into account such benefits.

The Independent Trustees considered the extent to which economies of scale would be realized as the STOXX ETF grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of the Fund’s investors. Because the STOXX ETF is newly organized, the Independent Trustees reviewed the unitary advisory fee proposed for STOXX ETF and anticipated expenses of the STOXX ETF and determined to review economies of scale in the future when the STOXX ETF had attracted assets.

Based on consideration of all factors deemed relevant, the Independent Trustees determined that approval of the Advisory Agreement was in the best interests of the STOXX ETF. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

In voting to approve the Advisory Agreement, the Trustees, including the Independent Trustees, concluded that the terms of the Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Independent Trustees considered relevant in the exercise of their reasonable business judgment.

23  |  November 30, 2014

ALPS STOXX Europe 600 ETF
Trustees & Officers	November 30, 2014 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address and Year of Birth of Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of the following: AV Hunter Trust; Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	45	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (9 funds); Financial InvestorsTrust (32 funds); Reaves Utility Income Fund; and Westcore Trust (12 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund.Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007.	45	Mr. Deems is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (32 funds); and Reaves Utility Income Fund.
Rick A. Pederson, 1952	Trustee	Since March 2008

Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 – present; Advisory Board member, Bow River Capital Partners (private equity management), 2003 – present; Advisor, Pauls Corporation (real estate investment management and development), 2008 – present; Chairman, Ross Consulting Group (real estate consulting services) 1983 – 2013; Advisory Board, Neenan Company (construction services) 2002 – present; Board Member, Prosci Inc. (private business services), 2013 – present; Board Member, Citywide Banks (Colorado community bank)2014 – present; Director, National Western Stock Show (not-for- profit organization); Director, Biennial of the Americas (not-for-profit organization).

				23	Mr. Pederson is Trustee of Westcore Trust (12 funds) and Principal Real Estate Income Fund.

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

24  |  November 30, 2014

ALPS STOXX Europe 600 ETF
Trustees & Officers	November 30, 2014 (Unaudited)

INTERESTED TRUSTEE

Name, Address and Year of Birth of Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Thomas A. Carter, 1966	Trustee and President	Since March 2008

Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”), and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”) and ALPS Distributors, Inc. (“ADI”). Because of his position with AHI, ALPS, ADI, APSD and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touché LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.

				29	Mr. Carter is a Trustee of ALPS Variable Investment Trust (9 funds) and Principal Real Estate Income Fund.

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

25  |  November 30, 2014

ALPS STOXX Europe 600 ETF
Trustees & Officers	November 30, 2014 (Unaudited)

OFFICERS

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Melanie Zimdars, 1976	Chief Compliance Officer (“CCO”)	Since December 2009

Ms. Zimdars is Vice President and Deputy Chief Compliance Officer with ALPS. Prior to joining ALPS in September 2009, Ms. Zimdars served as Principal Financial Officer, Treasurer and Secretary for the Wasatch Funds from February 2007 to December 2008. Because of her position with ALPS, Ms. Zimdars is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Zimdars is also the CCO of ALPS Variable Investment Trust, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund, Broadview Funds Trust, BLDRS Index Funds Trust and Powershares QQQ Trust.

William Parmentier, 1952	Vice President	Since March 2008

Mr. Parmentier is Chief Investment Officer of AAI (since 2006); President and Chief Executive Officer of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005 – 2006), Banc of America Investment Advisors, Inc. Because of his position with AAI, Mr. Parmentier is deemed an affiliate of the Trust as defined under the 1940 Act.

Patrick D. Buchanan, 1972	Treasurer	Since June 2012

Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of ALPS Variable Investment Trust and the Principal Real Estate Income Fund.

Erin D. Nelson, 1977	Secretary	Since October 2013

Ms. Nelson is Vice President and Assistant General Counsel of ALPS Advisors, Inc. Ms. Nelson joined ALPS in January, 2003. Ms. Nelson is also Secretary of the Principal Real Estate Income Fund since 2014, Clough Global Allocation Fund since 2004, Clough Global Equity Fund since 2005, Clough Global Opportunities Fund since 2006, Liberty All-Star Equity Fund since 2013 and Liberty All-Star Growth Fund since 2013. Because of her position with ALPS, Ms. Nelson is deemed an affiliate of the Trust as defined under the 1940 Act.

Jennifer A. Craig, 1973	Assistant Secretary	Since October 2013

Ms. Craig joined ALPS in 2007 and is currently Assistant Vice-Principal and Paralegal Manager of ALPS. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

26  |  November 30, 2014

Intentionally Left Blank

BARRON'S 400℠ ETF

BFOR

ANNUAL REPORT

ALPS ETF TRUST | November 30, 2014

Barron’s 400SM ETF
Performance Overview	November 30, 2014 (Unaudited)

Investment Objective

The Barron’s 400SM ETF (the “Fund”) seeks investment results that correspond generally, before fees and expenses, to the performance of the Barron’s 400 IndexSM (the “Underlying Index”). The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of high performing equity securities of U.S. companies. The Fund will invest at least 80% of its total assets in the equity securities which comprise the Underlying Index.

The Underlying Index generally consists of 400 stocks. The Underlying Index’s stocks are constituents of the MarketGrader U.S. Coverage Universe. In compiling the Index, MarketGrader Capital, LLC (the “Index Provider”) selects the 400 stocks from the MarketGrader U.S. Coverage Universe by using a methodology that selects components based on the strength of their fundamentals in growth, value, profitability and cash flow and then screens such potential Index components for certain criteria regarding concentration, market capitalization and liquidity. The eligible stocks that are selected for inclusion in the Underlying Index’s portfolio are equally weighted. The Underlying Index is rebalanced by the Index Provider semiannually, on the third Friday of March and September each year.

Performance Overview

The Barron’s 400 ETF (BFOR) recorded another strong performance during its second fiscal year, ended on November 30, 2014, gaining 8.18% net of fees since the end of its previous fiscal year. This trailed the total return of its benchmark, the Barron’s 400 Index (B400), which gained 8.96% during the same period.

Following a very strong fiscal 2013, the Barron’s 400 Index underperformed the Dow Jones U.S. Total Stock Market Index (DWCF), the broadest measure of the U.S. equity market, by 648 basis points, in large part as a result of its equal-weighting design. The index nevertheless still maintains a cumulative advantage of 1510 basis points (15.1 percentage points) over the aforementioned total stock market index in the five-year period ended on November 301.

Below, we have included a table with a list of the top ten and bottom ten performing stocks in B400 during last fiscal year. As a matter of summary, it is worth mentioning that within the three selection periods that were part of last fiscal year, B400 held 669 stocks, 419 of which had a net positive return compared to 250 with a net negative return2.

Barron’s 400 Index Top and Bottom Ten Performing Stocks as of 11/30/2014

Top Ten Performers

Name	Sector	Return (%)
Skyworks Solutions, Inc.	Technology	155.48
Allergan, Inc.	Health Care	120.67
Keurig Green Mountain, Inc.	Consumer Staples	112.94
Edwards Lifesciences Corporation	Health Care	97.89
Pilgrim’s Pride Corporation	Consumer Staples	97.19
Spirit Airlines, Inc.	Industrials	80.27
Under Armour, Inc.	Consumer Discretionary	79.65
Monster Beverage Corporation	Consumer Staples	65.19
United Rentals, Inc.	Financials	64.86
Sigma-Aldrich Corporation	Materials	59.28

Bottom Ten Performers
Name	Sector	Return (%)
Barrett Business Services, Inc.	Industrials	-73.68
Geospace Technologies Corporation	Energy	-69.79
Nu Skin Enterprises, Inc.	Consumer Staples	-66.44
Oasis Petroleum, Inc.	Energy	-60.16
Warren Resources, Inc.	Energy	-57.38
American Vanguard Corporation	Materials	-57.19
Triangle Petroleum Corporation	Energy	-55.12
Approach Resources	Energy	-53.49
U.S. Silica Holdings, Inc.	Materials	-50.57
Sturm, Ruger & Company, Inc.	Consumer Discretionary	-49.05

1  |  November 30, 2014

Barron’s 400SM ETF
Performance Overview	November 30, 2014 (Unaudited)

[1]	Based on cumulative 5-year performance of 128.5% for the Barron’s 400 Index (total return) vs. 113.4% for the Dow Jones U.S. Total Stock Market Index (total return). Source: Bloomberg.

[2]	Based on total returns. Sources: FactSet and MarketGrader.com

Performance (as of November 30, 2014)

	1 Year	Since Inception^
Barron’s 400SM ETF – NAV	8.18%	17.23%
Barron’s 400SM ETF – Market Price*	8.21%	17.25%
Barron’s 400 IndexSM	8.96%	18.05%

Total Expense Ratio (per the current prospectus) 0.65%

Performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Call 1-866-759-5679 for current month end performance.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on June 4, 2013. Total return for a period of less than one year is not annualized.

*	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The Barron’s 400 IndexSM, calculated by NYSE Euronext or its affiliates, measures the performance of a diversified group of U.S. companies selected in part based on fundamentals-related rules-based criteria. The index includes companies that have scored highest according to fundamentals-related rankings calculated by MarketGrader. Additional rules-based screening provides for sector and market cap diversification. The Index has been licensed to MarketGrader Capital LLC for use with the Barron’s 400 IndexSM. You cannot invest directly in an index.

Dow Jones U.S. Total Stock Market Index measures all U.S. equity securities that have readily available prices.

Funds that emphasize investments in small/mid cap companies will generally experience greater price volatility.

Barron’s 400SM ETF shares are not individually redeemable. Investors buy and sell shares of the Barron’s 400SM ETF on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

Top 10 Holdings* (as of November 30, 2014)

Stamps.com, Inc.	0.37%
Universal Insurance Holdings, Inc.	0.37%
USANA Health Sciences, Inc.	0.36%
Ambarella, Inc.	0.36%
Inteliquent, Inc.	0.35%
DTS, Inc.	0.34%
Overstock.com, Inc.	0.34%
Hawaiian Holdings, Inc.	0.33%
EPAM Systems, Inc.	0.32%
AmTrust Financial Services, Inc.	0.32%
Total % of Top 10 Holdings	3.46%

*	% of Total Investments

Future holdings are subject to change.

Sector Allocation* (as of November 30, 2014)

2  |  November 30, 2014

Barron’s 400SM ETF
Performance Overview	November 30, 2014 (Unaudited)

Growth of $10,000 (as of November 30, 2014)

Comparison of change in value of a $10,000 investment in the Fund and the Index

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3  |  November 30, 2014

Barron’s 400SM ETF
Disclosure of Fund Expenses	November 30, 2014 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2014.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/14	Ending Account Value 11/30/14	Expense Ratio(a)	Expenses Paid During Period 6/1/14 - 11/30/14(b)
Actual	$ 1,000.00	$ 1,045.30	0.65%	$ 3.33
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,021.81	0.65%	$ 3.29

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

4  |  November 30, 2014

Barron’s 400SM ETF
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Barron’s 400SM ETF, one of the portfolios constituting the ALPS ETF Trust (the “Trust”) as of November 30, 2014, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlight for the year then ended and for the period June 4, 2013 (Commencement) to November 30, 2013. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Barron’s 400SM ETF of the ALPS ETF Trust as of November 30, 2014, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period June 4, 2013 (Commencement) to November 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 29, 2015

5  |  November 30, 2014

Barron’s 400SM ETF
Schedule of Investments	November 30, 2014

Security Description	Shares	Value
COMMON STOCKS (97.71%)
Consumer Discretionary (20.40%)
Advance Auto Parts, Inc.	3,994	$587,438
American Axle & Manufacturing Holdings, Inc.(a)	30,347	647,605
American Public Education, Inc.(a)	18,888	634,637
Bed Bath & Beyond, Inc.(a)	8,377	614,620
Best Buy Co. Inc	15,718	619,446
BorgWarner, Inc.	9,398	531,551
Brunswick Corp.	12,213	606,742
Buckle, Inc.	11,280	577,423
Buffalo Wild Wings, Inc.(a)	3,808	648,160
Chipotle Mexican Grill, Inc.(a)	840	557,441
Chuy’s Holdings, Inc.(a)	17,350	371,463
Comcast Corp., Class A	9,515	540,547
Dick’s Sporting Goods, Inc.	11,910	602,765
Dollar General Corp.(a)	8,546	570,360
Dollar Tree, Inc.(a)	9,663	660,563
Dorman Products, Inc.(a)	13,789	652,633
Drew Industries, Inc.	11,624	547,490
DSW, Inc., Class A	17,722	628,777
Finish Line, Inc., Class A	17,241	492,058
Five Below, Inc.(a)	12,812	597,808
Foot Locker, Inc.	9,423	539,844
Fossil Group, Inc.(a)	5,559	621,051
Fox Factory Holding Corp.(a)	34,428	472,008
Francesca’s Holdings Corp.(a)	38,706	490,792
GameStop Corp., Class A	12,327	466,084
Gap, Inc.	12,401	491,080
Gentex Corp.	18,433	655,477
Gentherm, Inc.(a)	11,033	415,834
Grand Canyon Education, Inc.(a)	12,945	591,198
H&R Block, Inc.	16,806	565,354
Harley-Davidson, Inc.	8,718	607,470
Hibbett Sports, Inc.(a)	12,540	629,132
Home Depot, Inc.	5,970	593,418
HSN, Inc.	9,120	665,122
Interval Leisure Group, Inc.	25,329	550,652
Las Vegas Sands Corp.	8,672	552,320
Lithia Motors, Inc., Class A	6,542	480,902
Lowe’s Cos, Inc.	10,090	644,045
Macy’s, Inc.	8,907	578,153
McDonald’s Corp.	5,797	561,208
Nautilus, Inc.(a)	43,146	553,563
Nexstar Broadcasting Group, Inc., Class A	12,361	634,243
NIKE, Inc., Class B	6,661	661,371
NVR, Inc.(a)	475	597,868
O’Reilly Automotive, Inc.(a)	3,461	632,463
Outerwall, Inc.(a)	8,999	632,450
Overstock.com, Inc.(a)	29,727	739,013
Oxford Industries, Inc.	8,260	547,060
Panera Bread Co., Class A(a)	3,397	568,658
PetSmart, Inc.	7,657	603,065
Polaris Industries, Inc.	3,653	572,462
Pool Corp.	9,738	578,535
Priceline Group, Inc.(a)	425	493,081
PulteGroup, Inc.	27,986	605,337

Security Description	Shares	Value
Consumer Discretionary (continued)
Ross Stores, Inc.	7,221	$660,577
Sinclair Broadcast Group, Inc., Class A	19,827	578,155
Six Flags Entertainment Corp.	15,716	638,855
Skechers U.S.A. Inc., Class A(a)	9,276	569,639
Smith & Wesson Holding Corp.(a)	53,869	537,074
Standard Pacific Corp.(a)	66,222	499,976
Steven Madden, Ltd.(a)	15,893	541,951
Strattec Security Corp.	6,456	669,875
Sturm Ruger & Co., Inc.	10,576	402,840
Tenneco, Inc.(a)	9,405	511,162
Time Warner Cable, Inc.	3,552	530,243
TJX Cos, Inc.	9,023	596,962
Tractor Supply Co.	8,952	688,677
Tumi Holdings, Inc.(a)	26,526	580,654
Ulta Salon Cosmetics & Fragrance, Inc.(a)	4,552	575,782
Under Armour, Inc., Class A(a)	7,878	571,076
Vera Bradley, Inc.(a)	22,853	525,390
Walt Disney Co.	6,037	558,483
William Lyon Homes, Class A(a)	21,530	443,087
Williams-Sonoma, Inc.	7,987	595,511
Winnebago Industries, Inc.	21,616	544,291
Wyndham Worldwide Corp.	6,728	560,846
Wynn Resorts Ltd.	3,006	536,902
Zumiez, Inc.(a)	18,266	653,375

Total Consumer Discretionary		44,851,223

Consumer Staples (6.10%)
Boston Beer Co., Inc., Class A(a)	2,390	628,498
Brown-Forman Corp., Class B	5,887	571,333
Cal-Maine Foods, Inc.	12,168	509,596
Coca-Cola Enterprises, Inc.	11,810	518,931
Constellation Brands, Inc., Class A(a)	6,203	597,969
CVS Health Corp.	6,568	600,053
Dr. Pepper Snapple Group, Inc.	8,632	638,768
Estee Lauder Cos, Inc., Class A	7,272	539,146
Hain Celestial Group, Inc.(a)	5,268	596,443
Hershey Co.	5,797	581,323
Keurig Green Mountain, Inc.	3,953	561,879
Kroger Co.	10,406	622,695
Mead Johnson Nutrition Co.	5,540	575,274
Monster Beverage Corp.(a)	5,943	666,508
Nu Skin Enterprises, Inc., Class A	12,525	523,545
Omega Protein Corp.(a)	36,974	375,286
PepsiCo, Inc.	5,820	582,582
Pilgrim’s Pride Corp.(a)	17,240	556,852
Reynolds American, Inc.	9,546	629,177
Sanderson Farms, Inc.	6,056	525,721
Tyson Foods, Inc., Class A	14,070	595,724
USANA Health Sciences, Inc.(a)	7,457	795,215
Wal-Mart Stores, Inc.	7,130	624,160

Total Consumer Staples		13,416,678

Energy (6.45%)
Abraxas Petroleum Corp.(a)	92,840	308,693

6  |  November 30, 2014

Barron’s 400SM ETF
Schedule of Investments	November 30, 2014

Security Description	Shares	Value
Energy (continued)
Approach Resources, Inc.(a)	33,647	$327,049
Atwood Oceanics, Inc.	12,341	396,023
Cabot Oil & Gas Corp.	16,065	530,788
Callon Petroleum Co.(a)	57,046	280,096
Cimarex Energy Co.	3,981	417,806
Diamondback Energy, Inc.(a)	7,000	394,800
Dril-Quip, Inc.(a)	5,951	474,592
EOG Resources, Inc.	5,161	447,562
FMC Technologies, Inc.(a)	9,740	465,280
Geospace Technologies Corp.(a)	13,091	345,079
Green Plains, Inc.	13,814	414,558
Halliburton Co.	8,174	344,943
Helix Energy Solutions Group, Inc.(a)	21,444	490,424
Kodiak Oil & Gas Corp.(a)	36,716	269,128
Matador Resources Co.(a)	20,442	359,575
Oasis Petroleum, Inc.(a)	11,790	216,700
Oceaneering International, Inc.	8,335	522,688
Pacific Ethanol, Inc.(a)	32,252	375,091
Panhandle Oil and Gas, Inc., Class A	17,264	304,537
Parker Drilling Co.(a)	98,744	350,541
Petroquest Energy, Inc.(a)	91,300	339,636
Range Resources Corp.	7,458	489,618
REX American Resources Corp.(a)	6,270	396,703
Ring Energy, Inc.(a)	36,067	344,800
Rosetta Resources, Inc.(a)	11,584	340,801
RPC, Inc.	25,524	339,214
SandRidge Permian Trust, Royalty Trust	50,105	429,400
SM Energy Co.	6,182	268,608
Southwestern Energy Co.(a)	14,420	464,036
Targa Resources Corp.	3,908	446,059
Triangle Petroleum Corp.(a)	46,238	222,867
US Silica Holdings, Inc.	7,544	237,032
Vaalco Energy, Inc.(a)	57,960	332,111
Valero Energy Corp.	11,266	547,640
Vantage Drilling Co.(a)	330,565	254,535
Warren Resources, Inc.(a)	92,810	190,260
Western Refining, Inc.	12,481	513,094

Total Energy		14,192,367

Financials (19.21%)
Affiliated Managers Group, Inc.(a)	2,580	525,262
American Express Co.	6,086	562,468
AMERISAFE, Inc.	14,086	587,245
AmTrust Financial Services, Inc.	13,609	698,414
Apollo Commercial Real Estate Finance, Inc.	32,982	550,140
Apollo Investment Corp.	63,495	523,199
Arch Capital Group Ltd.(a)	9,992	572,741
Aspen Insurance Holdings Ltd.	12,626	558,448
Assurant, Inc.	8,256	558,023
Axis Capital Holdings Ltd.	11,352	568,168
Banner Corp.	13,999	576,619
Berkshire Hathaway, Inc., Class B(a)	3,840	570,970
BofI Holding, Inc.(a)	7,152	564,436

Security Description	Shares	Value
Financials (continued)
CBOE Holdings, Inc.	9,812	$587,837
CBRE Group, Inc., Class A(a)	17,993	607,084
Chemical Financial Corp.	19,440	563,177
City National Corp.	6,900	532,611
Cohen & Steers, Inc.	13,270	574,193
Columbia Banking System, Inc.	20,962	575,826
Credit Acceptance Corp.(a)	4,400	658,900
Discover Financial Services	8,375	548,981
Eagle Bancorp, Inc.(a)	16,439	564,186
East West Bancorp, Inc.	15,615	574,164
Eaton Vance Corp.	13,974	583,973
Employers Holdings, Inc.	27,428	556,240
Encore Capital Group, Inc.(a)	11,982	514,148
Enstar Group Ltd.(a)	3,908	570,373
Erie Indemnity Co., Class A	7,000	610,610
Evercore Partners, Inc., Class A	10,782	544,491
Everest Re Group, Ltd.	3,327	583,523
Federated National Holding Co.	22,160	559,762
First Cash Financial Services, Inc.(a)	9,632	556,537
First Midwest Bancorp, Inc.	32,252	539,576
Forestar Group, Inc.(a)	28,900	462,400
Franklin Resources, Inc.	9,738	553,703
Hanover Insurance Group, Inc.	8,718	621,419
HCI Group, Inc.	13,829	559,106
Home BancShares, Inc.	17,535	555,333
Home Loan Servicing Solutions Ltd.	24,350	475,799
Huntington Bancshares, Inc.	53,693	542,836
Jones Lang LaSalle, Inc.	4,228	615,850
MarketAxess Holdings, Inc.	9,230	605,211
Marsh & McLennan Cos, Inc.	10,253	580,217
McGraw Hill Financial, Inc.	6,270	585,994
Medley Capital Corp.	43,891	489,824
Montpelier Re Holdings Ltd.	16,892	575,173
Moody’s Corp.	5,729	578,686
Navigators Group, Inc.(a)	8,632	630,568
New Mountain Finance	36,432	549,759
New Residential Investment Corp.	43,244	560,442
OFG Bancorp	33,698	503,448
Oritani Financial Corp.	37,813	550,179
PartnerRe Ltd.	4,810	560,413
Piper Jaffray Cos(a)	9,620	552,188
PNC Financial Services Group, Inc.	6,227	544,676
PRA Group, Inc.(a)	9,881	578,236
Prosperity Bancshares, Inc.	9,024	506,968
Protective Life Corp.	7,816	544,853
SEI Investments Co.	14,500	574,635
SLM Corp.	60,681	587,392
South State Corp.	9,089	562,882
Southside Bancshares, Inc.	16,620	537,325
St Joe Co.(a)	25,524	474,491
T Rowe Price Group, Inc.	6,810	568,431
TPG Specialty Lend	32,338	577,233
Triangle Capital Corp.	20,445	438,954
Universal Insurance Holdings, Inc.	41,461	804,343
Virtus Investment Partners, Inc.	2,952	454,608
Waddell & Reed Financial, Inc., Class A	10,014	481,473

7  |  November 30, 2014

Barron’s 400SM ETF
Schedule of Investments	November 30, 2014

Security Description	Shares	Value
Financials (continued)
Wells Fargo & Co.	10,364	$564,631
Wintrust Financial Corp.	11,452	511,790
WisdomTree Investments, Inc.	45,559	692,041
World Acceptance Corp.(a)	7,428	566,979
WR Berkley Corp.	11,266	588,536
WSFS Financial Corp.	7,458	560,096

Total Financials		42,251,446

Health Care (9.18%)
Air Methods Corp.(a)	9,906	439,628
Alexion Pharmaceuticals, Inc.(a)	3,364	655,644
Align Technology, Inc.(a)	10,091	574,178
Allergan, Inc.	3,206	685,731
Amgen, Inc.	3,813	630,327
Anika Therapeutics, Inc.(a)	13,100	535,659
Biogen Idec, Inc.(a)	1,701	523,381
Cambrex Corp.(a)	24,415	555,441
Centene Corp.(a)	6,814	673,019
Cerner Corp.(a)	9,272	597,117
Charles River Laboratories International, Inc.(a)	9,004	583,009
Cigna Corp.	5,724	588,942
Computer Programs & Systems, Inc.	8,972	527,015
CR Bard, Inc.	3,736	625,220
Cyberonics, Inc.(a)	10,264	546,558
Cynosure, Inc., Class A(a)	23,706	653,574
Depomed, Inc.(a)	36,060	558,569
Edwards Lifesciences Corp.(a)	5,255	681,468
Enanta Pharmaceuticals, Inc.(a)	13,542	635,662
Endocyte, Inc.(a)	66,406	430,975
Gilead Sciences, Inc.(a)	5,185	520,159
Globus Medical, Inc., Class A(a)	27,528	634,245
HCA Holdings, Inc.(a)	7,530	524,766
Insys Therapeutics, Inc.(a)	15,990	619,293
Johnson & Johnson	5,081	550,018
Lannett Co., Inc.(a)	13,310	653,920
Mettler-Toledo International, Inc.(a)	2,056	602,943
Myriad Genetics, Inc.(a)	14,190	475,791
PAREXEL International Corp.(a)	8,831	516,702
PDL BioPharma, Inc.	63,936	528,111
Regeneron Pharmaceuticals, Inc.(a)	1,493	621,252
ResMed, Inc.	10,559	561,739
Team Health Holdings, Inc.(a)	9,047	517,127
United Therapeutics Corp.(a)	4,180	554,143
UnitedHealth Group, Inc.	6,261	617,522

Total Health Care		20,198,848

Industrials (14.44%)
3M Co.	3,737	598,256
Air Lease Corp.	15,275	580,908
Alaska Air Group, Inc.	11,701	690,710
Allegiant Travel Co.	4,289	601,575
Alliant Techsystems, Inc.	3,994	454,038
AMERCO	2,019	561,686
American Railcar Industries, Inc.	6,972	411,208

Security Description	Shares	Value
Industrials (continued)
AMETEK, Inc.	10,450	$532,532
Argan, Inc.	14,664	465,875
Astronics Corp.(a)	9,929	486,720
Barrett Business Services, Inc.	10,613	231,576
Boeing Co.	4,274	574,255
Crane Co.	8,002	472,358
Deere & Co.	6,523	565,022
Delta Air Lines, Inc.	13,907	649,040
Deluxe Corp.	9,279	542,357
DXP Enterprises, Inc.(a)	6,857	402,917
Emerson Electric Co.	8,358	532,822
Fastenal Co.	11,810	533,812
Generac Holdings, Inc.(a)	12,816	555,958
Graco, Inc.	7,229	579,043
Greenbrier Cos, Inc.	7,358	408,222
H&E Equipment Services, Inc.	13,420	469,700
Hawaiian Holdings, Inc.(a)	35,888	728,167
Heartland Express, Inc.	22,307	591,805
Honeywell International, Inc.	5,627	557,467
Huntington Ingalls Industries, Inc.	5,094	555,093
Huron Consulting Group, Inc.(a)	8,546	591,041
JB Hunt Transport Services, Inc.	7,304	602,799
Kansas City Southern	4,452	529,521
Landstar System, Inc.	7,544	606,387
Lennox International, Inc.	6,664	624,217
Lincoln Electric Holdings, Inc.	7,441	536,050
Lydall, Inc.(a)	18,438	489,898
Manpowergroup, Inc.	7,172	479,520
Middleby Corp.(a)	6,040	577,666
Old Dominion Freight Line, Inc.(a)	7,613	616,957
Pall Corp.	6,519	626,541
Patrick Industries, Inc.(a)	12,930	576,549
PGT, Inc.(a)	51,326	482,978
Primoris Services Corp.	18,166	475,041
Proto Labs, Inc.(a)	7,111	461,504
RBC Bearings, Inc.	8,990	571,584
Robert Half International, Inc.	10,673	606,120
Rollins, Inc.	17,945	583,751
RR Donnelley & Sons Co.	31,363	528,153
Snap-on, Inc.	4,326	585,438
Southwest Airlines Co.	15,717	657,285
Spirit Airlines, Inc.(a)	7,857	649,695
Stanley Black & Decker, Inc.	5,893	556,535
Sun Hydraulics Corp.	13,908	560,075
Toro Co.	9,171	602,351
Trex Co. Inc(a)	14,630	616,508
Trinity Industries, Inc.	11,147	357,373
Union Pacific Corp.	4,949	577,895
United Rentals, Inc.(a)	4,584	519,413
WABCO Holdings, Inc.(a)	5,773	592,425
Wabtec Corp.	6,520	576,955

Total Industrials		31,751,347

Information Technology (17.66%)
Advanced Energy Industries, Inc.(a)	28,516	582,582
Akamai Technologies, Inc.(a)	8,664	559,781
Alliance Data Systems Corp.(a)	2,229	637,204

8  |  November 30, 2014

Barron’s 400SM ETF
Schedule of Investments	November 30, 2014

Security Description	Shares	Value
Information Technology (continued)
Ambarella, Inc.(a)	14,444	$794,420
Apple, Inc.	5,311	631,637
Applied Materials, Inc.	24,108	579,797
Aspen Technology, Inc.(a)	13,830	521,944
Blackhawk Network Holdings, Inc.(a)	19,168	696,182
Broadridge Financial Solutions, Inc.	12,821	580,663
Cisco Systems, Inc.	21,493	594,066
Cognex Corp.(a)	12,540	510,503
Cognizant Technology Solutions Corp., Class A(a)	12,103	653,441
CommVault Systems, Inc.(a)	10,264	485,487
Daktronics, Inc.	41,056	489,798
DST Systems, Inc.	6,105	605,921
DTS, Inc.(a)	23,076	744,201
EMC Corp.	18,353	557,014
EnerNOC, Inc.(a)	27,798	405,573
EPAM Systems, Inc.(a)	13,756	701,969
F5 Networks, Inc.(a)	4,357	562,881
Fabrinet(a)	35,342	592,685
Facebook, Inc., Class A(a)	7,070	549,339
FARO Technologies, Inc.(a)	9,992	548,861
Fiserv, Inc.(a)	8,334	595,798
FleetCor Technologies, Inc.(a)	3,739	567,917
Gartner, Inc.(a)	7,172	613,063
Google, Inc., Class A(a)	956	524,920
Google, Inc., Class C(a)	956	517,989
Integrated Device Technology, Inc.(a)	32,982	615,444
Intel Corp.	15,494	577,151
InterDigital, Inc.	13,170	656,920
International Business Machines Corp.	2,829	458,779
IPG Photonics Corp.(a)	8,088	583,064
Jack Henry & Associates, Inc.	9,398	577,601
Lam Research Corp.	7,172	592,694
Linear Technology Corp.	11,996	552,176
Lionbridge Technologies, Inc.(a)	124,912	633,304
Manhattan Associates, Inc.(a)	16,802	664,687
Mastercard, Inc., Class A	7,107	620,370
MAXIMUS, Inc.	13,073	684,894
Methode Electronics, Inc.	13,418	519,947
Microchip Technology, Inc.	11,166	504,145
Micron Technology, Inc.(a)	16,932	608,705
Microsoft Corp.	11,628	555,935
MTS Systems Corp.	8,033	532,829
NCR Corp.(a)	15,628	463,370
NetScout Systems, Inc.(a)	11,798	450,094
NeuStar, Inc., Class A(a)	20,430	556,717
NIC, Inc.	29,872	538,293
NVIDIA Corp.	28,344	594,374
OSI Systems, Inc.(a)	8,295	585,378
Paychex, Inc.	12,722	603,150
Pegasystems, Inc.	25,652	536,640
PTC, Inc.(a)	14,236	556,201
QUALCOMM, Inc.	7,201	524,953
Skyworks Solutions, Inc.	9,716	655,539

Security Description	Shares	Value
Information Technology (continued)
SolarWinds, Inc.(a)	12,449	$646,352
Stamps.com, Inc.(a)	17,235	814,354
Synchronoss Technologies, Inc.(a)	12,439	532,762
Syntel, Inc.(a)	12,322	548,329
Take-Two Interactive Software, Inc.(a)	23,582	652,278
Texas Instruments, Inc.	11,166	607,654
Tyler Technologies, Inc.(a)	6,084	660,601
Ubiquiti Networks, Inc.	12,144	350,962
Universal Display Corp.(a)	14,993	415,906
Virtusa Corp.(a)	15,444	618,841
Western Digital Corp.	5,540	572,116

Total Information Technology		38,829,145

Materials (3.40%)
Celanese Corp., Series A	8,832	530,538
Eastman Chemical Co.	6,438	533,839
Ferro Corp.(a)	40,152	516,756
FutureFuel Corp.	42,829	477,972
Innospec, Inc.	14,015	600,683
KapStone Paper and Packaging Corp.	18,055	539,303
Neenah Paper, Inc.	9,473	542,234
NewMarket Corp.	1,320	519,710
Packaging Corp. of America	8,238	611,919
Praxair, Inc.	4,061	521,351
RPM International, Inc.	11,538	550,363
Sherwin-Williams Co.	2,489	609,457
Valspar Corp.	6,742	565,721
Westlake Chemical Corp.	5,737	364,873

Total Materials		7,484,719

Telecommunication Services (0.61%)
Inteliquent, Inc.	42,144	776,293
Verizon Communications, Inc.	11,029	557,957

Total Telecommunication Services		1,334,250

Utilities (0.26%)
ITC Holdings Corp.	14,816	562,860

Total Utilities		562,860

TOTAL COMMON STOCKS (Cost $204,461,704)		214,872,883

LIMITED PARTNERSHIPS (2.08%)
Energy (1.18%)
Alliance Holdings GP LP	7,552	506,210
Alliance Resource Partners LP	11,288	519,925
Golar LNG Partners LP	14,302	470,536
Magellan Midstream Partners LP	6,489	537,873
Spectra Energy Partners LP	10,264	553,948

Total Energy		2,588,492

Financials (0.76%)
Blackstone Group LP	16,534	554,220

9  |  November 30, 2014

Barron’s 400SM ETF
Schedule of Investments	November 30, 2014

Security Description		Shares	Value
Financials (continued)
Fortress Investment Group LLC, Class A		75,412	$582,935
KKR & Co., LP		23,987	534,430

Total Financials			1,671,585

Materials (0.14%)
Hi-Crush Partners LP		8,632	318,003

Total Materials			318,003

TOTAL LIMITED PARTNERSHIPS (Cost $4,644,783)			4,578,080

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.14%)
Dreyfus Treasury Prime Cash Management, Institutional Shares	0.000% (b)	298,585	298,585

TOTAL SHORT TERM INVESTMENTS (Cost $298,585)			298,585

TOTAL INVESTMENTS (99.93%) (Cost $209,405,072)			$219,749,548

NET OTHER ASSETS AND LIABILITIES (0.07%)			151,300

NET ASSETS (100.00%)			$219,900,848

(a)	Non-income producing security.
(b)	Less than 0.005% of net assets.

Common Abbreviations:

LLC - Limited Liability Company.

LP - Limited Partnership.

Ltd. - Limited.

See Notes to Financial Statements.

10 | November 30, 2014

Barron’s 400SM ETF
Statement of Assets and Liabilities	November 30, 2014

ASSETS:
Investments, at value	$219,749,548
Foreign tax reclaims	203
Dividends receivable	270,409

Total Assets	220,020,160

LIABILITIES:
Payable to adviser	119,312

Total Liabilities	119,312

NET ASSETS	$219,900,848

NET ASSETS CONSIST OF:
Paid-in capital	$215,132,968
Accumulated net investment income	1,213,185
Accumulated net realized loss on investments	(6,789,781)
Net unrealized appreciation on investments	10,344,476

NET ASSETS	$219,900,848

INVESTMENTS, AT COST	$209,405,072

PRICING OF SHARES
Net Assets	$219,900,848
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	6,950,002
Net Asset Value, offering and redemption price per share	$31.64

See Notes to Financial Statements.

11 | November 30, 2014

Barron’s 400SM ETF
Statement of Operations	For the Year Ended November 30, 2014

INVESTMENT INCOME:
Dividends(a)	$3,182,778
Total investment income	3,182,778

EXPENSES:
Investment adviser fees	1,473,651
Total expenses	1,473,651
NET INVESTMENT INCOME	1,709,127

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain on investments	17,568,969
Net change in unrealized depreciation on investments	(2,498,910)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	15,070,059
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,779,186

(a)	Net of foreign tax withholding $601.

See Notes to Financial Statements.

12 | November 30, 2014

Barron’s 400SM ETF
Statements of Changes in Net Assets

	For the Year Ended November 30, 2014	For the Period June 4, 2013 (Commencement) to November 30, 2013
OPERATIONS:
Net investment income	$1,709,127	$333,420
Net realized gain on investments	17,568,969	2,436,210
Net change in unrealized appreciation/(depreciation) on investments	(2,498,910)	12,843,386
Net Increase in Net Assets Resulting from Operations	16,779,186	15,613,016

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(356,623)	–
Total distributions	(356,623)	–

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	186,188,412	197,335,901
Cost of shares redeemed	(164,362,020)	(31,297,024)
Net increase from share transactions	21,826,392	166,038,877

Net increase in net assets	38,248,955	181,651,893

NET ASSETS
Beginning of period	181,651,893	–
End of period *	$219,900,848	$181,651,893

*Including accumulated net investment income of:	$1,213,185	$239,977

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	6,200,002	–
Shares sold	6,100,000	7,350,002
Shares redeemed	(5,350,000)	(1,150,000)
Shares outstanding, end of period	6,950,002	6,200,002

See Notes to Financial Statements.

13 | November 30, 2014

Barron’s 400SM ETF
Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2014	For the Period June 4, 2013 (Commencement) to November 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$29.30	$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.23	0.10
Net realized and unrealized gain	2.16	4.20
Total from investment operations	2.39	4.30

DISTRIBUTIONS:
From net investment income	(0.05)	–
Total distributions	(0.05)	–

NET INCREASE IN NET ASSET VALUE	2.34	4.30
NET ASSET VALUE, END OF PERIOD	$31.64	$29.30

TOTAL RETURN(b)	8.18%	17.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$219,901	$181,652

Ratio of expenses to average net assets	0.65%	0.65%(c)
Ratio of net investment income to average net assets	0.75%	0.78%(c)
Portfolio turnover rate(d)	55%	11%

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

14 | November 30, 2014

Barron’s 400SM ETF
Notes to Financial Statements	November 30, 2014

1. ORGANIZATION

The ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2014, the Trust consisted of sixteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the Barron’s 400SM ETF (the “Fund”). The investment objective of the Fund is to seek investment results that correspond generally, before fees and expenses, to the performance of the Barron’s 400 IndexSM . The Fund has elected to qualifiy as a diversified series of the Trust under the 1940 Act.

The Fund’s Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. The Fund issues and redeems Shares at Net Asset Value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the closing bid prices.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the closing sale prices on the applicable exchange and fair value prices may not reflect the actual value of a security. A variety of factors may be considered in determining the fair value of such securities.

15  |  November 30, 2014

Barron’s 400SM ETF
Notes to Financial Statements	November 30, 2014

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability; including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities and Limited Partnerships, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2	–

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2014:

Investments in Securities at Value*	Level 1 -Unadjusted Quoted Prices	Level 2 -Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total

Common Stocks	$214,872,883	$–	$–	$214,872,883
Limited Partnerships	4,578,080	–	–	4,578,080
Short Term Investments	298,585	–	–	298,585

TOTAL	$219,749,548	$–	$–	$219,749,548

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Fund recognizes transfers between levels as of the end of the period. For the year ended November 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

16  |  November 30, 2014

Barron’s 400SM ETF
Notes to Financial Statements	November 30, 2014

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid annually or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2014, permanent book and tax differences resulting primarily from differing treatment of investments in partnerships and in-kind transactions were identified and reclassified among the components of the Fund’s net assets as follows:

Fund	Paid-in Capital	Accumulated Net Investment Loss	Accumulated Net Realized Loss on Investments
Barron’s 400SM ETF	$24,274,352	$(379,296)	$(23,895,056)

Net investment income and net realized gain, as disclosed on the Statement of Operations, and net assets were not affected by these reclassifications.

At November 30, 2014, the Fund had available for tax purposes unused capital loss carry forwards as follows:

Short-Term	Long-Term
$ 4,415,435	$ 1,914,449

Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from U.S GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

The tax character of the distributions paid was as follows:

Ordinary Income
November 30, 2014
Barron’s 400SM ETF	$356,623

As of November 30, 2014, the components of distributable earnings on a tax basis were as follows:

Barron’s 400SM ETF
Undistributed net investment income	$1,213,185
Accumulated net realized loss on investments	(6,329,884)
Net unrealized appreciation on investments	9,884,579

Total	$4,767,880

17  |  November 30, 2014

Barron’s 400SM ETF
Notes to Financial Statements	November 30, 2014

As of November 30, 2014, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/ (depreciation) on investments were as follows:

Barron’s 400SM ETF
Gross appreciation
(excess of value over tax cost)	$22,926,480
Gross depreciation
(excess of tax cost over value)	(13,041,901)
Net unrealized appreciation (depreciation)	9,884,579
Cost of investments for income tax purposes	$209,864,969

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales and investments in partnerships.

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) acts as the Fund’s investment adviser pursuant to an Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.65% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the licensing fee of the Index provider, the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Each Trustee who is not an officer or employee of the Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee or $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings.

18  |  November 30, 2014

Barron’s 400SM ETF
Notes to Financial Statements	November 30, 2014

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2014, the cost of purchases and proceeds from sales of investment securities, excluding in-kind transactions and short-term investments, were as follows:

Fund	Purchases	Sales
Barron’s 400SM ETF	$196,164,484	$122,784,639

For the year ended November 30, 2014, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
Barron’s 400SM ETF	$112,247,070	$162,277,131

Gains on in-kind transactions are not considered taxable for federal income tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the net asset value per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

19  |  November 30, 2014

Barron’s 400SM ETF
Additional Information	November 30, 2014 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

The Trust is required to disclose annually each Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for each Fund also will be available at no charge upon request by calling 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203. Each Fund’s Form N-PX also is available on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-Q. The Trust will also disclose a complete schedule of each Fund’s portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters. Form N-Q and Form N-CSR for each Fund will be available on the SEC’s website at http://www.sec.gov. Each Fund’s Form N-Q and Form N-CSR may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850. Each Fund’s Form N-Q and Form N-CSR will be available without charge, upon request, by calling 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

TAX INFORMATION

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2013:

	Qualified Dividend Income	Dividend Received Deduction
Barron’s 400SM ETF	100.00%	100.00%

In early 2014, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2013 via Form 1099. The Fund will notify shareholders in early 2015 of amounts paid to them by the Funds, if any, during the calendar year 2014.

LICENSING AGREEMENT

MarketGrader Capital LLC has entered into a license agreement with Dow Jones & Company to use the “Barron’s” name and certain related intellectual property in connection with the underlying index of the Barron’s 400 ETF. MarketGrader Capital LLC also has entered into a license and services agreement with its parent company, MarketGrader.com, to use the methodology for constructing the underlying index. MarketGrader Capital LLC in turn has entered into the Sublicense Agreement with ALPS Advisers, Inc. to use the underlying index. The following disclosure relates to such licensing agreements:

Barron’s® is a service mark of Dow Jones & Company, Inc. and has been licensed to MarketGrader Capital LLC for use with the Barron’s 400 Index and sublicensed for use by Barron’s 400 ETF. The Barron’s 400 ETF, based on the Barron’s 400 IndexSM, is not sponsored, endorsed, sold or promoted by Dow Jones, or its affiliates, and Dow Jones and its affiliates make no representation regarding the advisability of investing in such product.

The Barron’s 400 IndexSM is calculated and published by MarketGrader Capital LLC (“MarketGrader”). “Barron’s”, “Barron’s 400” and “Barron’s 400 Index” are trademarks or service marks of DJC & Company, Inc. or its affiliates and have been licensed to MarketGrader and sublicensed for certain purposes by Barron’s 400 Exchange Traded Fund, a sub-fund of that certain ALPS ETF Trust, a Delaware Statutory Trust (“Sub-Licensee”).

The Barron’s 400 ETF (the “Product”) is not sponsored, endorsed, sold or promoted by DJC or its affiliates. DJC and its affiliates make no representation or warranty, express or implied, to the Licensee or to the owners of the Product or any member of the public regarding the advisability of trading in the Product. DJC and its affiliates’ only relationship to the Licensee is the licensing of certain trademarks and trade names of DJC. The Barron’s 400 Index is determined, composed and calculated by MarketGrader without regarding to DJC. DJC has no obligation to take the needs of the Licensee or the owners of the Product into consideration in connection with its licensing of the Barron’s 400 Index to MarketGrader or the sublicense to the Licensee. DJC and its affiliates are not responsible for and have not participated in the calculation of the Barron’s 400 Index or in the determination of the timing of, prices at, or quantities of the Product to be sold or in the determination or calculation of the equation by which the Product are to be converted into cash. DJC and its affiliates have no obligation or liability in connection with the administration, marketing or trading of the Barron’s 400 Index or the Product.

20  |  November 30, 2014

Barron’s 400SM ETF
Additional Information	November 30, 2014 (Unaudited)

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BARRON’S 400 INDEX OR ANY DATA INCLUDED THEREIN AND DOW JONES, AND ITS AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES AND ITS AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BARRON’S 400 INDEX OR ANY DATA INCLUDED THEREIN. DOW JONES AND ITS AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BARRON’S 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES OR ITS RESPECTIVE AFFILIATES HAVE ANY LIABLITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBLITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN MARKETGRADER AND THE LICENSEE, OTHER THAN THE LICENSORS OF MARKETGRADER.

21  |  November 30, 2014

Barron’s 400SM ETF
Board Considerations Regarding Approval of Investment Advisory Agreement	November 30, 2014 (Unaudited)

At an in-person meeting held on June 9, 2014, the Board of Trustees of the Trust (the “Board”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser”) with respect to the Barron’s 400 ETF. The Independent Trustees also met separately to consider the Advisory Agreement.

In evaluating whether to approve the Advisory Agreement for the Barron’s 400 ETF, the Board considered numerous factors, including (i) the nature, extent and quality of the services to be provided by the Adviser with respect to the Barron’s 400 ETF under the Advisory Agreement; (ii) the advisory fees and other expenses to be paid by the Barron’s 400 ETF compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Barron’s 400 ETF by the Adviser and the profits realized by the Adviser and its affiliates from its relationship to the Barron’s 400 ETF; (iv) the extent to which economies of scale would be realized if and as the Barron’s 400 ETF assets increase and whether the fee level in the Advisory Agreement reflects these economies of scale; and (v) any additional benefits and other considerations, as further described below.

With respect to the nature, extent and quality of the services to be provided by the Adviser under the Advisory Agreement, representatives from the Adviser presented the Adviser’s material regarding consideration of renewal of the Advisory Agreement. The Independent Trustees noted that included in the Board materials were responses by the Adviser to a questionnaire drafted by legal counsel to the Trust to assist the Board in evaluating whether to renew the Advisory Agreement (the “15(c) Materials”). The Independent Trustees considered and reviewed information concerning the services to be provided under the Advisory Agreement, the investment parameters of the index for the Barron’s 400 ETF, financial information regarding the Adviser and its parent company, information describing the Adviser’s current organizations and the background and experience of the persons responsible for the day-to-day management of the Barron’s 400 ETF.

The Independent Trustees reviewed information on the performance of the Barron’s 400 ETF and the performance of its benchmark index. The Trustees also evaluated the correlation and tracking error between the underlying index and the Barron’s 400 ETF’s performance. Based upon their review, the Independent Trustees concluded that the nature and extent of services provided to the Barron’s 400 ETF under the Advisory Agreement were appropriate and that the quality was satisfactory.

The Independent Trustees noted the services to be provided by the Adviser for the annual advisory fee of 0.65% of the Barron’s 400 ETF’s average daily net assets. The Independent Trustees noted that the advisory fee for the Barron’s 400 ETF was a unitary fee pursuant to which the Adviser assumes all expenses of the Barron’s 400 ETF (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

The Independent Trustees reviewed the comparative fee information, including data from Lipper Analytical Services (“Lipper”). The Independent Trustees noted that Lipper’s report contained comparisons of the cost and expense structures of the Barron’s 400 ETF with other funds’ cost and expense structures during similar periods of members of a Lipper identified peer expense group. The Independent Trustees also noted that the advisory fee and expenses were high relative to others in the Barron’s 400 ETF’s Lipper peer group. In reviewing this data, the Independent Trustees also took into account, among other things, the unique features of the Index, performance of the Index (including its historical performance), the work involved (including the expenses incurred by the Adviser to obtain the Barron’s license) and the costs and benefits of linkage to the Barron’s name. The Independent Trustees also considered information provided by the Adviser about the costs and profitability of the Adviser with respect to the Barron’s 400 ETF. Based on the foregoing and the other information available to them, the Independent Trustees concluded that the advisory fee for the Barron’s 400 ETF was reasonable under the circumstances and in light of the quality of services provided.

The Independent Trustees also considered other benefits that may be realized by the Adviser from its relationship with the Barron’s 400 ETF and concluded that the advisory fee was reasonable taking into account such benefits. The Independent Trustees noted the relatively small size of the Barron’s 400 ETF and considered whether there have been economies of scale with respect to management of the Barron’s 400 ETF, whether the Barron’s 400 ETF has appropriately benefited from any economies of scale, and whether the fee is reasonable in relation to the Barron’s 400 ETF’s assets and any economies of scale that may exist. The Independent Trustees concluded that the Adviser was not realizing any economies of scale.

Based on consideration of all factors deemed relevant, the Independent Trustees determined that approval of the Advisory Agreement was in the best interests of the Barron’s 400 ETF. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

In voting to approve the Advisory Agreement, the Trustees, including the Independent Trustees, concluded that the terms of the Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.

22  |  November 30, 2014

Barron’s 400SM ETF
Trustees & Officers	November 30, 2014 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address and Year of Birth of Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of the following: AV Hunter Trust; Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	45	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (32 funds); Reaves Utility Income Fund; and Westcore Trust (12 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007.	45	Mr. Deems is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (32 funds); and Reaves Utility Income Fund.
Rick A. Pederson, 1952	Trustee	Since March 2008

Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 – present; Advisory Board member, Bow River Capital Partners (private equity management), 2003 – present; Advisor, Pauls Corporation (real estate investment management and development), 2008 – present; Chairman, Ross Consulting Group (real estate consulting services) 1983 – 2013; Advisory Board, Neenan Company (construction services) 2002 – present; Board Member, Prosci Inc. (private business services), 2013 – present; Board Member, Citywide Banks (Colorado community bank) 2014 – present; Director, National Western Stock Show (not-for- profit organization); Director, Biennial of the Americas (not-for-profit organization).

				23	Mr. Pederson is Trustee of Westcore Trust (12 funds) and Principal Real Estate Income Fund.

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

23  |  November 30, 2014

Barron’s 400SM ETF
Trustees & Officers	November 30, 2014 (Unaudited)

INTERESTED TRUSTEE

Name, Address and Year of Birth of Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Thomas A. Carter, 1966	Trustee and President	Since March 2008

Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”), and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”) and ALPS Distributors, Inc. (“ADI”). Because of his position with AHI, ALPS, ADI, APSD and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touché LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.

				29	Mr. Carter is a Trustee of ALPS Variable Investment Trust (9 funds) and Principal Real Estate Income Fund.

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

24  |  November 30, 2014

Barron’s 400SM ETF
Trustees & Officers	November 30, 2014 (Unaudited)

OFFICERS

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Melanie H. Zimdars, 1976	Chief Compliance Officer (“CCO”)	Since December 2009

Ms. Zimdars is Vice President and Deputy Chief Compliance Officer with ALPS. Prior to joining ALPS in September 2009, Ms. Zimdars served as Principal Financial Officer, Treasurer and Secretary for the Wasatch Funds from February 2007 to December 2008. Because of her position with ALPS, Ms. Zimdars is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Zimdars is also the CCO of ALPS Variable Investment Trust, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund and Broadview Funds Trust, BLDRS Index Funds Trust and Powershares QQQ Trust.

William Parmentier, 1952	Vice President	Since March 2008

Mr. Parmentier is Chief Investment Officer of AAI (since 2006); President and Chief Executive Officer of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005 – 2006), Banc of America Investment Advisors, Inc. Because of his position with AAI, Mr. Parmentier is deemed an affiliate of the Trust as defined under the 1940 Act.

Patrick D. Buchanan, 1972	Treasurer	Since June 2012

Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of ALPS Variable Investment Trust and the Principal Real Estate Income Fund.

Erin D. Nelson, 1977	Secretary	Since October 2013

Ms. Nelson is Vice President and Assistant General Counsel of ALPS Advisors, Inc. Ms. Nelson joined ALPS in January, 2003. Ms. Nelson is also Secretary of the Principal Real Estate Income Fund since 2014, Clough Global Allocation Fund since 2004, Clough Global Equity Fund since 2005, Clough Global Opportunities Fund since 2006, Liberty All-Star Equity Fund since 2013 and Liberty All-Star Growth Fund since 2013. Because of her position with ALPS, Ms. Nelson is deemed an affiliate of the Trust as defined under the 1940 Act.

Jennifer A. Craig, 1973	Assistant Secretary	Since October 2013

Ms. Craig joined ALPS in 2007 and is currently Assistant Vice-Principal and Paralegal Manager of ALPS. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

25  |  November 30, 2014

November 30, 2014

annual REPORT

Global Commodity Equity ETF (NYSE ARCA: CRBQ)

An ALPS Advisors Solution

table of

CONTENTS

Performance Overview	1

Disclosure of Fund Expenses	3

Report of Independent Registered Public Accounting Firm	4

Schedule of Investments	5

Statement of Assets & Liabilities	8

Statement of Operations	9

Statements of Changes In Net Assets	10

Financial Highlights	11

Notes to Financial Statements	12

Additional Information	17

Board Considerations Regarding Approval of Investment Advisory Agreement	18

Trustees & Officers	19

www.alpsfunds.com

Global Commodity Equity ETF
Performance Overview	November 30, 2014 (Unaudited)

Investment Objective

The Global Commodity Equity ETF (the “Fund”) (prior to March 31, 2014, known as the Jefferies | TR/J CRB Global Commodity Equity Index Fund), seeks investment results that replicate as closely as possible, before fees and expenses, the price and yield performance of the Thomson Reuters CRB Commodity Producers Index (the “Underlying Index”). The Fund will normally invest at least 80% of its total assets in the equity securities that comprise the Underlying Index and depositary receipts based on the securities in the Underlying Index.

The Underlying Index is a modified capitalization-weighted, float-adjusted, rules-based index designed to track the overall performance of a global universe of listed companies engaged in the production and distribution of commodities and commodity-related products and services in the following sectors: agriculture, base/industrial metals, energy and precious metals.

Performance (as of November 30, 2014)

	1 Year	3 Year	5 Year	Since Inception^
Global Commodity Equity ETF - NAV+	-5.43%	-1.98%	0.36%	1.58%
Global Commodity Equity ETF - Market Price+*	-5.57%	-2.18%	0.28%	1.41%
Thomson Reuters CRB Commodity Equity TR Index	-4.56%	-1.23%	1.15%	2.37%
S&P GSCI Commodity Index	-21.00%	-9.14%	-3.60%	-2.36%
S&P 500® Total Return Index	16.86%	20.93%	15.96%	15.95%

Total Expense Ratio (per the current prospectus) 0.65%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For most current month-end performance data please visit www.alpsfunds.com.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on September 18, 2009 with an Inception Date, the first day of trading on the Exchange, of September 21, 2009.

+	Prior to March 31, 2014 the Global Commodity Equity ETF was known as the Jefferies | TR/J CRB Global Commodity Equity Index Fund.

*	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

Thomson Reuters CRB Commodity Producers Index: A modified capitalization-weighted, float-adjusted, rules-based index designed to track the overall performance of a global universe of listed companies engaged in the production and distribution of commodities and commodity-related products and services in the following sectors: agriculture, base/industrial metals, energy and precious metals.

S&P GSCI Commodity Index: A composite index of commodity sector returns which represents a broadly diversified, unleveraged, long-only position in commodity futures.

S&P 500® Index: The Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

An investor cannot invest directly in an index.

ALPS Portfolio Solutions Distributor, Inc. is the Distributor of the ETF.

S-Network Global Indexes, LLC is the Index Provider. The Index Provider is not affiliated with the Trust, the Investment Adviser or the Distributor. The Investment Adviser has entered into a license agreement with the Index Provider to use each ETF’s underlying index.

Thomson Reuters is not affiliated with the Index Provider, the Trust, the Investment Adviser or the Distributor.

1  |  November 30, 2014

Global Commodity Equity ETF
Performance Overview	November 30, 2014 (Unaudited)

Top 10 Holdings* (as of November 30, 2014)

Monsanto Co.	8.94%
Exxon Mobil Corp.	5.17%
Archer-Daniels-Midland Co.	4.74%
Deere & Co.	4.43%
Syngenta AG	4.38%
Potash Corp. of Saskatchewan, Inc.	4.06%
Chevron Corp.	2.78%
The Mosaic Co.	2.07%
Agrium, Inc.	1.98%
CF Industries Holdings, Inc.	1.89%
Total % of Top 10 Holdings	40.44%

*	% of Total Investments.

Future holdings are subject to change.

Country Allocation* (as of November 30, 2014)

United States	47.83%
Canada	13.42%
United Kingdom	6.03%
Russia	5.33%
Switzerland	5.03%
Australia	3.28%
Netherlands	2.31%
Brazil	1.71%
France	1.56%
Japan	1.46%
Other	12.04%
Total	100.00%

Growth of $10,000 (as of November 30, 2014)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2  |  November 30, 2014

Global Commodity Equity ETF
Disclosure of Fund Expenses	For the Year Ended November 30, 2014 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2014.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first table under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/14	Ending Account Value 11/30/14	Expense Ratio(a)	Expenses Paid During Period 6/1/14 - 11/30/14(b)
Global Commodity Equity ETF
Actual	$1,000.00	$893.30	0.65%	$3.09
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	0.65%	$3.29

(a)	The expense ratio has been based on the Fund’s most recent fiscal half year expenses.
(b)

The example in the table above is equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

3  |  November 30, 2014

Global Commodity Equity ETF
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Commodity Equity ETF (formerly known as Jefferies | TR/J Global CRB Global Commodity Equity Index Fund), one of the portfolios constituting the ALPS ETF Trust (the “Trust”) as of November 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Commodity Equity ETF of the ALPS ETF Trust as of November 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 29, 2015

4 | November 30, 2014

Global Commodity Equity ETF
Schedule of Investments	November 30, 2014

Security Description	Shares	Value
COMMON STOCKS (99.52%)
Australia (3.27%)
BHP Billiton PLC	39,178	$928,351
Fortescue Metals Group, Ltd.	28,429	71,119
GrainCorp, Ltd., Class A	12,115	83,809
Incitec Pivot, Ltd.	136,035	329,893
Newcrest Mining, Ltd.*	34,470	303,276
Woodside Petroleum, Ltd.	5,529	168,190

Total Australia		1,884,638

Brazil (1.70%)
Companhia Siderurgica Nacional SA, Sponsored ADR	26,870	62,607
Gerdau SA, Sponsored ADR	21,300	88,821
Petroleo Brasileiro SA, Sponsored ADR	28,421	276,252
Vale SA, Sponsored ADR	61,566	554,710

Total Brazil		982,390

Canada (13.38%)
Agnico-Eagle Mines, Ltd.	9,451	220,510
Agrium, Inc.	11,762	1,135,365
Alamos Gold, Inc.	5,937	40,186
B2Gold Corp.*	29,935	48,692
Barrick Gold Corp.	52,257	618,767
Cameco Corp.	7,767	144,404
Canadian Natural Resources, Ltd.	8,181	271,579
Detour Gold Corp.*	7,315	54,247
Eldorado Gold Corp.	31,996	199,503
EnCana Corp.	5,719	90,124
First Quantum Minerals, Ltd.	11,689	190,131
Goldcorp, Inc.	36,490	714,802
IAMGOLD Corp.*	17,439	34,161
Kinross Gold Corp.*	53,611	148,620
New Gold, Inc.*	22,881	91,244
Pan American Silver Corp.	6,941	64,342
Potash Corp. of Saskatchewan, Inc.	67,746	2,328,898
Silver Wheaton Corp.	16,107	318,055
Suncor Energy, Inc.	11,269	355,858
Teck Resources, Ltd., Class B	9,076	140,009
TransCanada Corp.	5,382	256,274
Turquoise Hill Resources, Ltd.*	34,399	111,906
Yamana Gold, Inc.	39,502	142,670

Total Canada		7,720,347

Chile (0.37%)
Sociedad Quimica y Minera de Chile SA, Sponsored ADR	8,524	214,805

Total Chile		214,805

China (1.39%)
China Agri-Industries Holdings, Ltd.	158,000	61,324
China BlueChemical, Ltd., Class H	126,000	45,654
China Petroleum & Chemical Corp., Class H	186,137	152,409

Security Description	Shares	Value
China (continued)
China Shenhua Energy Co., Ltd., Class H	28,216	$80,225
CNOOC, Ltd.	124,987	182,760
Jiangxi Copper Co., Ltd., Class H	22,000	39,488
PetroChina Co., Ltd., Class H	158,119	171,468
Zijin Mining Group Co., Ltd., Class H	253,000	67,530

Total China		800,858

France (1.56%)
Total SA	16,091	900,180

Total France		900,180

Germany (1.08%)
K+S AG	13,478	404,486
ThyssenKrupp AG*	8,293	219,387

Total Germany		623,873

Hong Kong (0.00%)(a)
Chaoda Modern Agriculture Holdings, Ltd.*	348,000	449

Total Hong Kong		449

Israel (0.66%)
Israel Chemicals, Ltd.	35,266	240,884
The Israel Corp., Ltd.*	288	141,253

Total Israel		382,137

Italy (0.65%)
Eni SpA	18,648	372,631

Total Italy		372,631

Japan (1.45%)
JFE Holdings, Inc.	9,800	208,482
Kobe Steel, Ltd.	58,000	92,339
Nippon Steel & Sumitomo Metal Corp.	155,000	399,267
Sumitomo Metal Mining Co., Ltd.	9,000	137,750

Total Japan		837,838

Jersey (0.45%)
Randgold Resources, Ltd.	3,877	257,558

Total Jersey		257,558

Luxembourg (0.39%)
ArcelorMittal	18,474	226,615

Total Luxembourg		226,615

Malaysia (1.18%)
IOI Corp. BHD	223,500	318,483
Kuala Lumpur Kepong BHD	34,220	227,628
PPB Group BHD	28,800	132,144

Total Malaysia		678,255

5  |  November 30, 2014

Global Commodity Equity ETF
Schedule of Investments	November 30, 2014

Security Description	Shares	Value
Mexico (0.62%)
Grupo Mexico SAB de CV, Series B	73,184	$239,064
Industrias Penoles SAB de CV	5,534	116,391

Total Mexico		355,455

Netherlands (2.31%)
Nutreco Holding NV	5,439	311,004
Royal Dutch Shell PLC, Class A	30,537	1,019,343

Total Netherlands		1,330,347

Norway (1.21%)
Norsk Hydro ASA	21,439	125,539
Yara International ASA	13,483	573,303

Total Norway		698,842

Peru (0.15%)
Companhia de Minas Buenaventura SA, ADR	9,630	89,077

Total Peru		89,077

Poland (0.17%)
KGHM Polska Miedz SA	2,689	98,206

Total Poland		98,206

Russia (5.32%)
Gazprom OAO, Sponsored ADR	91,113	532,555
LUKOIL OAO, Sponsored ADR	6,214	289,200
MMC Norilsk Nickel JSC, ADR	30,223	536,760
NovaTek OAO, Sponsored GDR(b)	2,400	226,800
Phosagro OAO, GDR(b)	31,984	355,022
Polymetal International PLC	7,568	70,810
Rosneft Oil Co., GDR(b)	80,870	382,919
Severstal OAO, GDR(b)	3,219	29,583
Uralkali, GDR(b)	48,276	644,002

Total Russia		3,067,651

Singapore (1.07%)
Golden Agri-Resources, Ltd.	529,000	186,589
Olam International, Ltd.	55,000	91,094
Wilmar International, Ltd.	138,000	339,669

Total Singapore		617,352

South Africa (1.13%)
Anglo American Platinum, Ltd.*	1,780	59,870
AngloGold Ashanti, Ltd., Sponsored ADR*	14,501	124,129
Gold Fields, Ltd.	27,603	118,191
Impala Platinum Holdings, Ltd.*	19,417	141,436
Kumba Iron Ore, Ltd.	628	14,614
Sasol, Ltd.	3,334	139,068
Sibayne Gold, Ltd.	29,005	52,773

Total South Africa		650,081

Security Description	Shares	Value
South Korea (0.73%)
Hyundai Steel Co.	1,181	$68,220
POSCO	1,284	350,566

Total South Korea		418,786

Spain (0.34%)
Repsol YPF SA	8,722	195,760

Total Spain		195,760

Switzerland (5.02%)
Glencore International PLC	76,134	381,027
Syngenta AG	7,627	2,512,470

Total Switzerland		2,893,497

Taiwan (0.43%)
China Steel Corp.	195,790	165,122
Taiwan Fertilizer Co., Ltd.	52,400	86,184

Total Taiwan		251,306

United Kingdom (6.01%)
Anglo American PLC	22,863	471,938
Antofagasta PLC	6,849	78,846
BG Group PLC	24,708	347,425
BP PLC	140,918	924,926
CNH Industrial NV	78,007	607,674
Lonmin PLC*	18,041	49,033
Rio Tinto PLC	21,130	987,684

Total United Kingdom		3,467,526

United States (47.48%)
AGCO Corp.	6,848	288,917
Alcoa, Inc.	22,552	389,924
Allegheny Technologies, Inc.	1,850	62,326
American Vanguard Corp.	2,032	22,128
Anadarko Petroleum Corp.	3,848	304,569
The Andersons, Inc.	2,156	116,510
Apache Corp.	2,951	189,130
Archer-Daniels-Midland Co.	51,769	2,727,191
Baker Hughes, Inc.	3,308	188,556
Bunge, Ltd.	11,605	1,053,386
Cabot Oil & Gas Corp.	3,076	101,631
Cameron International Corp.*	1,525	78,202
CF Industries Holdings, Inc.	4,054	1,087,080
Chesapeake Energy Corp.	4,656	94,331
Chevron Corp.	14,702	1,600,607
Cliffs Natural Resources, Inc.	2,695	24,578
ConocoPhillips	9,458	624,890
Continental Resources, Inc.*	700	28,686
Deere & Co.	29,413	2,547,754
Devon Energy Corp.	2,909	171,544
Ensco PLC, Class A	1,822	61,584
EOG Resources, Inc.	4,213	365,351
EQT Corp.	1,163	105,810
Exxon Mobil Corp.	32,835	2,972,881

6  |  November 30, 2014

Global Commodity Equity ETF
Schedule of Investments	November 30, 2014

Security Description		Shares	Value
United States (continued)
Freeport-McMoRan, Inc.		19,571	$525,481
Halliburton Co.		6,079	256,534
Hecla Mining Co.		15,974	37,699
Hess Corp.		2,077	151,476
Ingredion, Inc.		6,038	502,543
Intrepid Potash, Inc.*		4,423	63,116
Kinder Morgan, Inc.		5,220	215,847
Marathon Oil Corp.		5,178	149,748
Monsanto Co.		42,880	5,141,741
The Mosaic Co.		25,980	1,189,105
National Oilwell Varco, Inc.		3,282	220,025
Newmont Mining Corp.		22,112	406,861
Noble Energy, Inc.		2,701	132,835
Nucor Corp.		6,079	326,017
Occidental Petroleum Corp.		5,924	472,557
Pioneer Natural Resources Co.		1,094	156,694
Reliance Steel & Aluminum Co.		1,397	89,324
Royal Gold, Inc.		2,760	175,757
Schlumberger, Ltd.		9,981	857,867
Seaboard Corp.*		23	79,350
Southern Copper Corp.		2,641	79,098
Southwestern Energy Co.*		2,530	81,415
Spectra Energy Corp.		5,129	194,286
Stillwater Mining Co.*		5,109	67,081
Transocean, Ltd.		2,658	55,845
United States Steel Corp.		2,624	87,510
Valero Energy Corp.		4,028	195,801
The Williams Co., Inc.		5,294	273,964

Total United States			27,393,143

TOTAL COMMON STOCKS (Cost $68,285,427)			57,409,603

	7 Day Yield	Shares	Value

SHORT TERM INVESTMENTS (0.22%)
Dreyfus Treasury Prime Cash Management, Institutional Class	0.000%(c)	127,476	127,476

TOTAL SHORT TERM INVESTMENTS (Cost $127,476)			127,476

TOTAL INVESTMENTS (99.74%) (Cost $68,412,903)			$57,537,079

NET OTHER ASSETS AND LIABILITIES (0.26%)			150,254

NET ASSETS (100.00%)			$57,687,333

*	Non-income producing security.
(a)	Less than 0.005% of Net Assets.
(b)

These securities initially sold to other parties pursuant to Regulation S under the 1933 Act and subsequently resold to the Fund. As of November 30, 2014, the aggregate market values of these securities were 1,638,326, representing 0.03% of the Fund’s net assets.

(c)	Less than 0.0005%.

Common Abbreviations:

ADR	-	American Depositary Receipt.
AG	-	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
ASA	-	Allmennaksjeselskap is the Norwegian term for public limited company.
BHD	-	Berhad (in Malaysia; equivalent to Public Limited Company).
GDR	-	Global Depository Receipt.
JSC	-	Joint Stock Company.
Ltd.	-	Limited.
NV	-	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
OAO	-	Otkytoe Aktsionernoe Obshchestvo (open Joint Stock Corporation) is a Russian term for a stock-based corporation.
PLC	-	Public Limited Company
SA	-	Generally designated corporations in various countries, mostly those employing the civil law.
SAB de CV	-	A variable capital company.
SpA	-	Societa Per Azioni is an Italian shared company.

See Notes to Financial Statements.

7  |  November 30, 2014

Global Commodity Equity ETF
Statement of Assets and Liabilities	November 30, 2014

ASSETS:
Investments, at value	$57,537,079
Foreign currency, at value (Cost $12,481)	12,255
Foreign tax reclaims	56,722
Dividends receivable	117,742

Total Assets	57,723,798

LIABILITIES:
Payable to adviser	31,606
Payable to custodian for overdraft	4,859

Total Liabilities	36,465

NET ASSETS	$57,687,333

NET ASSETS CONSIST OF:
Paid-in capital	$78,894,611
Undistributed net investment income	153,398
Accumulated net realized loss on investments and foreign currency transactions	(10,479,596)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(10,881,080)

NET ASSETS	$57,687,333

INVESTMENTS, AT COST	$68,412,903

PRICING OF SHARES
Net Assets	$57,687,333
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	1,450,020
Net Asset Value, offering and redemption price per share	$39.78

See Notes to Financial Statements.

8  |  November 30, 2014

Global Commodity Equity ETF
Statement of Operations	For the Year Ended November 30, 2014

INVESTMENT INCOME:
Dividends(a)	$1,719,685
Total Investment Income	1,719,685

EXPENSES:
Investment adviser fee	425,960
Total Expenses	425,960
NET INVESTMENT INCOME	1,293,725

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized loss on investments	(2,523,279)
Net realized loss on foreign currency transactions	(13,529)
Net change in unrealized depreciation on investments	(1,739,795)
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(8,108)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(4,284,711)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,990,986)

(a)	Net of foreign tax withholding of $162,871.

See Notes to Financial Statements.

9 | November 30, 2014

Global Commodity Equity ETF
Statements of Changes in Net Assets

	For the Year Ended November 30, 2014	For the Year Ended November 30, 2013
OPERATIONS:
Net investment income	$1,293,725	$1,288,627
Net realized loss on investments and foreign currency transactions	(2,536,808)	(1,617,031)
Net change in unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(1,747,903)	(53,770)
Net decrease in net assets resulting from operations	(2,990,986)	(382,174)
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,308,650)	(1,333,070)
Total distributions	(1,308,650)	(1,333,070)
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	4,383,293	–
Cost of shares redeemed	(4,612,954)	(13,267,466)
Net decrease from share transactions	(229,661)	(13,267,466)
Net decrease in net assets	(4,529,297)	(14,982,710)
NET ASSETS:
Beginning of year	62,216,630	77,199,340
End of year *	$57,687,333	$62,216,630

*Including accumulated net investment income of:	$153,398	$157,616
OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	1,450,020	1,750,020
Shares sold	100,000	–
Shares redeemed	(100,000)	(300,000)
Shares outstanding, end of year	1,450,020	1,450,020

See Notes to Financial Statements.

10 | November 30, 2014

Global Commodity Equity ETF
Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2014(a)	For the Year Ended November 30, 2013	For the Year Ended November 30, 2012	For the Period January 1, 2011 to November 30, 2011(b)	For the Year Ended December 31, 2010	For the Period September 21, 2009 (Inception) to December 31, 2009
NET ASSET VALUE, BEGINNING OF PERIOD	$ 42.91	$44.11	$44.65	$49.33	$42.82	$39.74
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.86(c)	0.81 (c)	0.71 (c)	0.58 (c)	0.46 (c)	0.12
Net realized and unrealized gain/(loss)	(3.11)	(1.17)	(0.57)	(4.78)	6.54	3.08
Total from investment operations	(2.25)	(0.36)	0.14	(4.20)	7.00	3.20
DISTRIBUTIONS:
From net investment income	(0.88)	(0.84)	(0.68)	(0.48)	(0.49)	(0.12)
Total distributions	(0.88)	(0.84)	(0.68)	(0.48)	(0.49)	(0.12)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(3.13)	(1.20)	(0.54)	(4.68)	6.51	3.08
NET ASSET VALUE, END OF PERIOD	$ 39.78	$42.91	$44.11	$44.65	$49.33	$42.82

TOTAL RETURN(d)	(5.43)%	(0.78)%	0.35%	(8.56)%	16. 60%	8.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$ 57,687	$62,217	$77,199	$91,539	$111,001	$70,658
Ratio of expenses to average net assets	0.65%	0.65%	0.65%	0.65% (e)	0.65%	0.65%	(e)
Ratio of net investment income to average net assets	1.97%	1.86%	1.61%	1.29% (e)	1.09%	1.53%	(e)
Portfolio turnover rate(f)	12%	20%	13%	10%	18%	7%

(a)	Prior to May 31, 2014 the Global Commodity Equity ETF was known as the Jefferies | TR/J CRB Global Commodity Equity Index Fund.
(b)	Effective March 7, 2011, the Board approved changing the fiscal year end of the Fund from December 31 to November 30.
(c)	Based on average shares outstanding during the period.
(d)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(e)	Annualized.
(f)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

11  |  November 30, 2014

Global Commodity Equity ETF
Notes to Financial Statements	November 30, 2014

1. ORGANIZATION

The ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2014, the Trust consists of sixteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the Global Commodity Equity ETF (the “Fund”) (prior to March 31, 2014, known as the Jefferies | TR/J CRB Global Commodity Equity Index Fund). The investment objective of the Fund is to seek investment results that replicate as closely as possible, before fees and expenses, the price and yield performance of the Thomson Reuters CRB Commodity Producers Index. The investment advisor uses a “passive” or index approach to try to achieve the Fund’s investment objective. The Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund’s Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. The Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the closing bid prices.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the closing sale prices on the applicable exchange and fair value prices may not reflect the actual value of a security. A variety of factors may be considered in determining the fair value of such securities.

12  |  November 30, 2014

Global Commodity Equity ETF
Notes to Financial Statements	November 30, 2014

B. Fair Value Measurements

The Fund discloses the classification of fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2	–

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments at November 30, 2014:

Global Commodity Equity ETF

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Hong Kong	$–	$449	$–	$449
Other	57,409,154	–	–	57,409,154
Short Term Investments	127,476	–	–	127,476
TOTAL	$57,536,630	$449	$–	$57,537,079

*	For a detailed country breakdown, see the accompanying Schedule of Investments.

The Fund recognizes transfers between levels as of the end of the period. For the year ended November 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

C. Foreign Securities

The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments.

13  |  November 30, 2014

Global Commodity Equity ETF
Notes to Financial Statements	November 30, 2014

Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

D. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

E. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date, net of any foreign taxes withheld. Interest income, if any, is recorded on the accrual basis.

F. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

G. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2014, permanent book and tax differences resulting primarily from differing treatment of foreign currency and in-kind transactions were identified and reclassified among the components of the Fund’s net assets as follows:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
Global Commodity Equity ETF	$10,707	$(612,883)	$602,176

Net investment income and net realized (loss), as disclosed on the Statement of Operations and net assets were not affected by this reclassification.

Under the Regulated Investment Company Modernization Act of 2010 (“the Modernization Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Modernization Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Modernization Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

At November 30, 2014, the Fund had available for tax purposes unused pre-enactment capital loss carryforwards as follows:

Expiring in 2018
Global Commodity Equity ETF	$679,396

At November 30, 2014, the Fund had available for tax purposes unused post-enactment capital loss carryforwards as follows:

Fund	Short-Term	Long-Term
Global Commodity Equity ETF	$1,551,338	$7,822,963

Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from U.S GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

14  |  November 30, 2014

Global Commodity Equity ETF
Notes to Financial Statements	November 30, 2014

The tax character of the distributions paid was as follows:

Ordinary Income
November 30, 2014
Global Commodity Equity ETF	$1,308,650
November 30, 2013
Global Commodity Equity ETF	$1,333,070

As of November 30, 2014, the components of distributable earnings on a tax basis were as follows:

Global Commodity Equity ETF
Undistributed net investment income	$153,403
Accumulated net realized loss on investments	(10,053,697)
Other accumulated losses	(5)
Net unrealized depreciation on investments	(11,306,979)
Total	$(21,207,278)

As of November 30, 2014, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Global Commodity Equity ETF
Gross appreciation (excess of value over tax cost)	$5,794,967
Gross depreciation (excess of tax cost over value)	(17,096,690)
Net unrealized depreciation of foreign currency	(5,256)
Net unrealized appreciation (depreciation)	(11,306,979)

Cost of investments for income tax purposes	$68,838,802

The differences between book-basis and tax-basis are due to the deferral of losses from wash sales.

H. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2014, the fund did not have a liability for any unrecognized tax benefits. The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.65% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses, such as litigation, not incurred in the ordinary course of the Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

15  |  November 30, 2014

Global Commodity Equity ETF
Notes to Financial Statements	November 30, 2014

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Each Trustee who is not an officer or employee of the Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee or $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2014, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
Global Commodity Equity ETF	$7,777,691	$7,765,122

For the year ended November 30, 2014, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
Global Commodity Equity ETF	$4,246,566	$4,479,397

Gains on in-kind transactions are not considered taxable for federal income tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the net asset value per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

16  |  November 30, 2014

Global Commodity Equity ETF
Additional Information	November 30, 2014 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

A description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies and information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30th is available without charge, (1) on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov; (2) upon request, by calling (toll-free) 1-866-513-5856; and (3) on the Trust’s website located at http://www.alpsfunds.com.

PORTFOLIO HOLDINGS

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q will be available (1) on the SEC’s website at http://www.sec.gov; (2) by calling (toll-free) 1-866-513-5856; (3) on the Trust’s website located at http://www.alpsfunds.com; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington D.C. Information regarding the operation of the PRR may be obtained by calling (toll-free) 1-800-732-0330.

TAX INFORMATION

Pursuant to Section 853(c) of the Internal Revenue Code, the Fund designates the following:

	Foreign Taxes Paid	Foreign Source Income
Global Commodity Equity ETF	$ 112,239	$ 1,303,060

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2013:

	Qualified Dividend Income	Dividend Received Deduction
Global Commodity Equity ETF	100.00%	48.06%

In early 2014, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2013 via Form 1099. The Fund will notify shareholders in early 2015 of amounts paid to them by the Funds, if any, during the calendar year 2014.

LISCENSING AGREEMENT

Thomson, Reuters and CRB are service marks of Reuters America LLC, a Thomson Reuters company, or its affiliates (“Thomson Reuters”), and have been licensed through S-Network Global Indexes, Inc. (“SNGI”) for use by ALPS Advisors, Inc. The Global Commodity Equity ETF is not sponsored, endorsed, sold or promoted by Thomson Reuters or SGNI, and none of those parties makes any representation regarding the advisability of investing in the Global Commodity Equity ETF.

17  |  November 30, 2014

Global Commodity Equity ETF
Board Considerations Regarding Approval of Investment Advisory Agreement	November 30, 2014 (Unaudited)

At an in-person meeting held on June 9, 2014, the Board of Trustees of the Trust (the “Board”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser”) with respect to the Global Commodity Equity ETF (“CRBQ”) (F/K/A Jefferies | TR/J CRB Global Commodity Equity Index Fund). The Independent Trustees also met separately to consider the Advisory Agreement.

In evaluating whether to approve the Advisory Agreement for CRBQ, the Board considered numerous factors, including (i) the nature, extent and quality of the services to be provided by the Adviser with respect to CRBQ under the Advisory Agreement; (ii) the advisory fees and other expenses to be paid by CRBQ compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to CRBQ by the Adviser and the profits realized by the Adviser and its affiliates from its relationship to CRBQ; (iv) the extent to which economies of scale would be realized if and as CRBQ assets increase and whether the fee level in the Advisory Agreement reflects these economies of scale; and (v) any additional benefits and other considerations, as further described below.

With respect to the nature, extent and quality of the services provided by the Adviser under the Advisory Agreement, representatives from the Adviser presented the Adviser’s materials regarding consideration of renewal of the Advisory Agreement. The Independent Trustees noted that included in the Board materials were responses by the Adviser to a questionnaire drafted by legal counsel to the Trust to assist the Board in evaluating whether to renew the Advisory Agreement (the “15(c) Materials”). The Independent Trustees considered and reviewed information concerning the services to be provided under the Advisory Agreement, the investment parameters of the index of CRBQ, financial information regarding the Adviser and its parent company, information describing the Adviser’s current organizations, and the background and experience of the persons responsible for the day-to-day management of CRBQ.

The Board reviewed information on the performance of CRBQ and the performance of its benchmark index. The Board evaluated the correlation and tracking error between the underlying index and CRBQ’s performance. Based on its review, the Board found that the nature and extent of services provided to CRBQ under the Advisory Agreement were appropriate and that the quality was satisfactory.

The Independent Trustees noted the services provided by the Adviser for the annual advisory fee of 0.65% of CRBQ’s average daily net assets. The Independent Trustees noted that the advisory fee for CRBQ was a unitary fee pursuant to which the Adviser assumes all expenses of CRBQ (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

The Independent Trustees reviewed the comparative fee information, including data from Lipper Analytical Services (“Lipper”). The Independent Trustees noted that Lipper’s report contained comparisons of cost and expense structures of CRBQ with other funds’ cost and expense structures, as well as comparisons of CRBQ’s performance with the performance during similar periods of members of a Lipper identified peer expense group. The Independent Trustees noted that the advisory fee rate for CRBQ was higher than others in its Lipper peer group but that CRBQ’s total expense ratio was only slightly higher than the peer group median. The Independent Trustees also considered information provided by the Adviser about the costs and profitability of the Adviser with respect to CRBQ. Based on the foregoing and the other information available to them, the Independent Trustees concluded that the advisory fee for CRBQ was reasonable under the circumstances and in light of the quality of services provided.

The Independent Trustees also considered other benefits that may be realized by the Adviser from its relationship with CRBQ and concluded that the advisory fee was reasonable taking into account any such benefits. The Independent Trustees noted the relatively small size of CRBQ and considered whether there have been economies of scale with respect to management of CRBQ, whether CRBQ has appropriately benefited from any economies of scale, and whether the fee is reasonable in relation to CRBQ’s assets and any economies of scale that may exist. The Independent Trustees concluded that the Adviser was not realizing any economies of scale.

Based on consideration of all factors deemed relevant, the Independent Trustees determined that approval of the Advisory Agreement was in the best interests of CRBQ and its shareholders. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

In voting to approve the Advisory Agreement, the Trustees, including the Independent Trustees, concluded that the terms of the Advisory Agreement are reasonable and fair in light of the services performed, the fees paid by certain other funds, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.

18  |  November 30, 2014

Global Commodity Equity ETF
Trustees & Officers	November 30, 2014 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address and Year of Birth of Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of the following: AV Hunter Trust; Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	45	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (32 funds); Reaves Utility Income Fund; and Westcore Trust (12 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007.	45	Mr. Deems is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (32 funds); and Reaves Utility Income Fund.
Rick A. Pederson, 1952	Trustee	Since March 2008

Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 – present; Advisory Board member, Bow River Capital Partners (private equity management), 2003 – present; Advisor, Pauls Corporation (real estate investment management and development), 2008 – present; Chairman, Ross Consulting Group (real estate consulting services) 1983 – 2013; Advisory Board, Neenan Company (construction services) 2002 – present; Board Member, Prosci Inc. (private business services), 2013 – present; Board Member, Citywide Banks (Colorado community bank) 2014 – present; Director, National Western Stock Show (not-for- profit organization); Director, Biennial of the Americas (not-for-profit organization).

				23	Mr. Pederson is Trustee of Westcore Trust (12 funds) and Principal Real Estate Income Fund.

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

19  |  November 30, 2014

Global Commodity Equity ETF
Trustees & Officers	November 30, 2014 (Unaudited)

INTERESTED TRUSTEE

Name, Address and Year of Birth of Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Thomas A. Carter, 1966	Trustee and President	Since March 2008

Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”), and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”) and ALPS Distributors, Inc. (“ADI”). Because of his position with AHI, ALPS, ADI, APSD and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touché LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.

				29	Mr. Carter is a Trustee of ALPS Variable Investment Trust (9 funds) and Principal Real Estate Income Fund.

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

20  |  November 30, 2014

Global Commodity Equity ETF
Trustees & Officers	November 30, 2014 (Unaudited)

OFFICERS

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Melanie H. Zimdars, 1976	Chief Compliance Officer (“CCO”)	Since December 2009

Ms. Zimdars is Vice President and Deputy Chief Compliance Officer with ALPS. Prior to joining ALPS in September 2009, Ms. Zimdars served as Principal Financial Officer, Treasurer and Secretary for the Wasatch Funds from February 2007 to December 2008. Because of her position with ALPS, Ms. Zimdars is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Zimdars is also the CCO of ALPS Variable Investment Trust, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund, Broadview Funds Trust, BLDRS Index Funds Trust and Powershares QQQ Trust.

William Parmentier, 1952	Vice President	Since March 2008

Mr. Parmentier is Chief Investment Officer of AAI (since 2006); President and Chief Executive Officer of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005 – 2006), Banc of America Investment Advisors, Inc. Because of his position with AAI, Mr. Parmentier is deemed an affiliate of the Trust as defined under the 1940 Act.

Patrick D. Buchanan, 1972	Treasurer	Since June 2012

Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of ALPS Variable Investment Trust and the Principal Real Estate Income Fund.

Erin D. Nelson, 1977	Secretary	Since October 2013

Ms. Nelson is Vice President and Assistant General Counsel of ALPS Advisors, Inc. Ms. Nelson joined ALPS in January, 2003. Ms. Nelson is also Secretary of the Principal Real Estate Income Fund since 2014, Clough Global Allocation Fund since 2004, Clough Global Equity Fund since 2005, Clough Global Opportunities Fund since 2006, Liberty All-Star Equity Fund since 2013 and Liberty All-Star Growth Fund since 2013. Because of her position with ALPS, Ms. Nelson is deemed an affiliate of the Trust as defined under the 1940 Act.

Jennifer A. Craig, 1973	Assistant Secretary	Since October 2013

Ms. Craig joined ALPS in 2007 and is currently Assistant Vice-Principal and Paralegal Manager of ALPS. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

21  |  November 30, 2014

November 30, 2014

annual REPORT EQL

ALPS EQUAL Sector Weight ETF

An ALPS Advisors Solution

table of

www.alpsfunds.com

ALPS Equal Sector Weight ETF
Performance Overview	November 30, 2014 (Unaudited)

Investment Objective

The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the Banc of America Securities – Merrill Lynch Equal Sector Weight Index (the “Underlying Index”). The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval.

The Adviser will seek to match the performance of the Underlying Index. The Underlying Index is an index of indexes comprised in equal proportions of the nine Select Sector SPDR Indexes (“The Underlying Sector Indexes”). These are the Consumer Discretionary Select Sector Index, Consumer Staples Select Sector Index, Materials Select Sector Index, Energy Select Sector Index, Technology Select Sector Index, Utilities Select Sector Index, Financial Select Sector Index, Industrial Select Sector Index and Health Care Select Sector Index. In order to track the securities in the Underlying Index, the Fund will use a “fund of funds” approach, and seek to achieve its investment objective by investing at least 90% if its total assets in the shares of Select Sector SPDR exchange-traded funds (each, an “Underlying Sector ETF” and collectively, the “Underlying Sector ETFs”) that track the Underlying Sector Indexes of which the Underlying Index is comprised.

The Underlying Index is designed to track the equally weighted performance of the Underlying Sector Indexes. Accordingly, each Underlying Index is rebalanced quarterly so that each rebalance will result in each Underlying Sector Index having an Index weight of 11.1% and the Underlying Sector Indexes in aggregate total to 100.0%.

Performance Overview

For the fiscal year ended November 30, 2014 the Fund generated a total return of 15.67% (15.71% NAV). Over the same time period the S&P 500® gained 16.86%. Despite headwinds in Europe, plummeting oil prices and modest economic growth, the U.S. continued to be the equity market of choice for global investors. For the third year in a row sector performance was clustered around the mean, with five of the nine sectors of the S&P 500® posting returns within 4% of the broader market and eight of the nine sectors returning between 11% and 28% for the year. As sectors go, this is a remarkably narrow range of returns, and a phenomenon that has persisted for much of the recovery in U.S. equities since the 4th quarter of 2011.

The notable exception to narrow dispersion in returns was the Energy sector, which was the only sector of the S&P to lose ground. After a strong start to the year, the Energy sector lost 18% of its value in the last fiscal quarter and ended up with a loss 5.12% for the 12 months ended November 30, 2014. This year marked the first time since 2011 that a sector of the S&P 500® declined in value for the fiscal year. By contrast, the 2nd worst performing sector in 2014 was Consumer Discretionary, which still posted a gain of just over 11% (11.16%). Sector outliers to the upside in 2014 were the Healthcare, Technology and Utilities sectors which delivered returns of 28.06%, 27.26% and 25.75% respectively. Healthcare continued to benefit from strong earnings growth and increasing demand for services. The Technology and Utilities sectors, which typically tend to move in opposite directions benefit for different reasons. Utilities received a boost as interest rates declined for the year and investors positioned themselves more defensively, while Technology stocks were some of the most consistent performers of the year, rising in every month except January and September, where broad-market volatility impacted every sector of the market.

Annual Report	1

ALPS Equal Sector Weight ETF
Performance Overview	November 30, 2014 (Unaudited)

Consumer Staples (+17.89%), Financials (+15.57%), Industrials (+14.63%), and Materials (+12.81%) all delivered returns that were close to the market with relatively low volatility. The lack of divergence in sector returns detracted from the performance of an Equal sector strategy relative to the S&P in 2014, as EQL underperformed the S&P 500® by 1.28%. Equally weighting sectors takes advantage of mean reversion opportunities when sector leadership changes, which typically happens on a much more frequent basis than has been the case since 2011.

Compared to the S&P 500® the fund benefited from being overweight the Utilities and Consumer Staples sectors. The Fund was negatively impacted by its underweight in the Technology and Healthcare sectors. Overall, the Fund’s sector weights relative to the S&P 500® resulted in positive out-performance above the index in 3 of the 9 sectors.

Performance (as of November 30, 2014)

	1 Year	3 Year	5 Year	Since Inception^
ALPS Equal Sector Weight ETF - NAV	15.71%	19.33%	15.35%	18.57%
ALPS Equal Sector Weight ETF - Market Price*	15.67%	19.32%	15.35%	18.61%
Banc of America Securities Merrill Lynch Equal Sector Weight Index	13.82%	17.24%	13.37%	16.54%
S&P 500® Total Return Index	16.86%	20.93%	15.96%	19.16%

Total Expense Ratio (per the current Prospectus) 0.51%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than actual data quoted. Call 1.866.675.2639 or visit www.alpsfunds.com for current month end performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on July 6, 2009 with an Inception Date, the first day of trading on the Exchange, of July 7, 2009.

*	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

Banc of America Securities Merrill Lynch Equal Sector Weight Index: a U.S. equity index comprised, in equal weights, of nine sub-indices, and is a price-return index.

S&P 500® Index: the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

An investor cannot invest directly in an index.

2	November 30, 2014

ALPS Equal Sector Weight ETF
Performance Overview	November 30, 2014 (Unaudited)

The following table shows the sector weights of both the Fund and the S&P 500® as of November 30, 2014:

Sector Weighting Comparison (as of November 30, 2014)

	EQL*	S&P 500®	+/-
Consumer Discretionary	11.3%	12.0%	-0.7%
Consumer Staples	11.7%	9.9%	1.8%
Energy	9.2%	8.4%	0.8%
Financials	11.2%	16.3%	-5.1%
Healthcare	11.6%	14.3%	-2.7%
Industrials	11.3%	10.4%	0.9%
Materials	10.6%	3.2%	7.4%
Technology	11.4%	22.4%	-11.0%
Utilities	11.7%	3.1%	8.6%
Total	100.0%	100.0%	0.0%

Source: S&P 500®

*	% of Total Investments.

Future holdings are subject to change.

Annual Report	3

ALPS Equal Sector Weight ETF
Performance Overview	November 30, 2014 (Unaudited)

Growth of $10,000 (as of November 30, 2014)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	November 30, 2014

ALPS Equal Sector Weight ETF
Disclosure of Fund Expenses	November 30, 2014 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2014.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/14	Ending Account Value 11/30/14	Expense Ratio(a)	Expenses Paid During Period 6/1/14 - 11/30/14(b)
ALPS Equal Sector Weight ETF
Actual	$ 1,000.00	$ 1,068.70	0.34%	$ 1.76
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,023.36	0.34%	$ 1.72

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

Annual Report	5

ALPS Equal Sector Weight ETF
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ALPS Equal Sector Weight ETF, one of the portfolios constituting the ALPS ETF Trust (the “Trust”) as of November 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ALPS Equal Sector Weight ETF of the ALPS ETF Trust as of November 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 29, 2015

6	November 30, 2014

ALPS Equal Sector Weight ETF
Schedule of Investments	November 30, 2014

SECURITY DESCRIPTION		SHARES	VALUE

EXCHANGE TRADED FUNDS (99.92%)
Consumer Discretionary (11.33%)
Consumer Discretionary Select Sector SPDR® Fund		220,484	$15,832,956

Consumer Staples (11.73%)
Consumer Staples Select Sector SPDR® Fund		332,348	16,384,756

Energy (9.20%)
Energy Select Sector SPDR® Fund		160,986	12,849,902

Financials (11.15%)
Financial Select Sector SPDR® Fund		638,552	15,580,669

Healthcare (11.59%)
Health Care Select Sector SPDR® Fund		232,706	16,194,011

Industrials (11.30%)
Industrial Select Sector SPDR® Fund		277,327	15,782,680

Materials (10.54%)
Materials Select Sector SPDR® Fund		299,409	14,718,946

Technology (11.39%)
Technology Select Sector SPDR® Fund		374,383	15,907,534

Utilities (11.69%)
Utilities Select Sector SPDR® Fund		354,978	16,328,988

TOTAL EXCHANGE TRADED FUNDS (Cost $108,244,043)			139,580,442

	7 DAY YIELD	SHARES	VALUE

SHORT TERM INVESTMENTS (0.10%)
Dreyfus Treasury Prime Cash Management, Institutional Class	0.000%(a)	144,698	144,698

TOTAL SHORT TERM INVESTMENTS (Cost $144,698)			144,698

TOTAL INVESTMENTS (100.02%) (Cost $108,388,741)			$139,725,140

NET LIABILITIES LESS OTHER ASSETS (-0.02%)			(38,670)

NET ASSETS (100.00%)			$139,686,470

(a)	Less than 0.0005%

Common Abbreviations:

SPDR® - Standard & Poor’s Depositary Receipts

See Notes to Financial Statements.
Annual Report	7

ALPS Equal Sector Weight ETF
Statement of Assets and Liabilities	November 30, 2014

ASSETS:
Investments, at value	$139,725,140
Total Assets	139,725,140

LIABILITIES:
Payable to adviser	38,670
Total Liabilities	38,670
NET ASSETS	$139,686,470

NET ASSETS CONSIST OF:
Paid-in capital	$108,472,349
Undistributed net investment income	13,180
Accumulated net realized loss on investments	(135,458)
Net unrealized appreciation on investments	31,336,399
NET ASSETS	$139,686,470

INVESTMENTS, AT COST	$108,388,741

PRICING OF SHARES
Net Assets	$139,686,470
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	2,450,000
Net Asset Value, offering and redemption price per share	$57.01

See Notes to Financial Statements.
8	November 30, 2014

ALPS Equal Sector Weight ETF
Statement of Operations	For the Year Ended November 30, 2014

INVESTMENT INCOME:
Dividends	$2,645,178
Total investment income	2,645,178

EXPENSES:
Investment adviser fees	480,864
Total expenses before reimbursement	480,864
Less fees waived/reimbursed by investment adviser	(38,989)
Net Expenses	441,875
NET INVESTMENT INCOME	2,203,303
REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain on investments	10,360,476
Net change in unrealized appreciation on investments	6,636,619
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	16,997,095
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,200,398

See Notes to Financial Statements.
Annual Report	9

ALPS Equal Sector Weight ETF
Statements of Changes in Net Assets

	For the Year Ended November 30, 2014	For the Year Ended November 30, 2013
OPERATIONS:
Net investment income	$2,203,303	$1,714,705
Net realized gain on investments	10,360,476	3,556,274
Net change in unrealized appreciation on investments	6,636,619	17,868,704
Net increase in net assets resulting from operations	19,200,398	23,139,683

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,197,152)	(1,707,676)
Total distributions	(2,197,152)	(1,707,676)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	46,558,747	31,053,389
Cost of shares redeemed	(34,120,471)	(17,832,225)
Net increase from share transactions	12,438,276	13,221,164
Net increase in net assets	29,441,522	34,653,171

NET ASSETS:
Beginning of year	110,244,948	75,591,777
End of year *	$139,686,470	$110,244,948

* Including accumulated net investment income of:	$13,180	$7,029

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	2,200,000	1,900,000
Shares sold	900,000	700,000
Shares redeemed	(650,000)	(400,000)
Shares outstanding, end of year	2,450,000	2,200,000

See Notes to Financial Statements.
10	November 30, 2014

Page Intentionally Left Blank.

ALPS Equal Sector Weight ETF
Financial Highlights

For the Year Ended November 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$50.11

INCOME FROM OPERATIONS:
Net investment income	0.90 (b)
Net realized and unrealized gain	6.90
Total from investment operations	7.80

DISTRIBUTIONS:
From net investment income	(0.90)
From net realized gains	–
From tax return of capital	–
Total distributions	(0.90)

NET INCREASE IN NET ASSET VALUE	6.90
NET ASSET VALUE, END OF PERIOD	$57.01

TOTAL RETURN(c)	15.71%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$139,686

Ratio of expenses excluding reimbursement/waiver to average net assets	0.37%
Ratio of expenses including reimbursement/waiver to average net assets	0.34%
Ratio of net investment income excluding reimbursement/waiver to average net assets	1.67%
Ratio of net investment income including reimbursement/waiver to average net assets	1.70%
Portfolio turnover rate(e)	3%

(a)	Effective March 7, 2011, the Board approved changing the fiscal year end of the Fund from December 31 to November 30.
(b)	Based on average shares outstanding during the period.
(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(d)	Annualized.
(e)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.
12	November 30, 2014

For a Share Outstanding Throughout the Periods Presented

For the Year Ended November 30, 2013	For the Year Ended November 30, 2012	For the Period January 1, 2011 to November 30, 2011 (a)		For the Year Ended December 31, 2010	For the Period July 7, 2009 (Inception) to December 31, 2009
$39.79	$35.48	$35.34		$31.13	$25.04

0.81 (b)	0.69 (b)	0.41	(b)	0.68 (b)	0.31
10.35	4.35	0.18		4.14	6.10
11.16	5.04	0.59		4.82	6.41

(0.84)	(0.71)	(0.45)		(0.61)	(0.31)
–	–	–		–	(0.01)
–	(0.02)	–		–	–
(0.84)	(0.73)	(0.45)		(0.61)	(0.32)

10.32	4.31	0.14		4.21	6.09
$50.11	$39.79	$35.48		$35.34	$31.13

28.41%	4.35%	1.67%		15.67%	25.60%

$110,245	$75,592	$62,091		$53,012	$14,008

0.37%	0.37%	0.37	%(d)	0.37%	0.37	%(d)
0.34%	0.34%	0.34	%(d)	0.34%	0.34	%(d)
1.77%	1.76%	1.22	%(d)	2.11%	2.57	%(d)
1.80%	1.79%	1.25	%(d)	2.14%	2.60	%(d)
2%	4%	4%		7%	4%

See Notes to Financial Statements.
Annual Report	13

ALPS Equal Sector Weight ETF
Notes to Financial Statements	November 30, 2014

1. ORGANIZATION

The ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2014, the Trust consists of sixteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the ALPS Equal Sector Weight ETF (the “Fund”). The investment objective of the Fund is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the Bank of America Securities - Merrill Lynch Equal Sector Weight Index. The Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund’s Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. The Fund issues and redeems Shares at Net Asset Value (“NAV”) in blocks of 50,000 Shares each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

14	November 30, 2014

ALPS Equal Sector Weight ETF
Notes to Financial Statements	November 30, 2014

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the closing bid prices.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the closing sale prices on the applicable exchange and fair value prices may not reflect the actual value of a security. A variety of factors may be considered in determining the fair value of such securities.

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Exchange Traded Funds, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and

Annual Report	15

ALPS Equal Sector Weight ETF
Notes to Financial Statements	November 30, 2014

are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2	–

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of inputs used to value the Fund’s investments at November 30, 2014:

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Exchange Traded Funds	$139,580,442	$–	$–	$139,580,442
Short Term Investments	144,698		–	144,698
TOTAL	$139,725,140	$–	$–	$139,725,140

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Fund recognizes transfers between levels as of the end of the period. For the year ended November 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

16	November 30, 2014

ALPS Equal Sector Weight ETF
Notes to Financial Statements	November 30, 2014

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2014, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Loss on Investments	Paid-in Capital
ALPS Equal Sector Weight ETF	$–	$(10,296,504)	$10,296,504

Net investment income and net realized gain, as disclosed on the Statement of Operations, and net assets were not affected by these reclassifications.

At November 30, 2014, the Fund had available for tax purposes unused capital loss carryforwards as follows:

Fund	Short-Term	Long-Term
ALPS Equal Sector Weight ETF	$–	$9,114

Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from U.S GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

The tax character of the distributions paid was as follows:

Ordinary Income
November 30, 2014
ALPS Equal Sector Weight ETF	$ 2,197,152
November 30, 2013
ALPS Equal Sector Weight ETF	$ 1,707,676

Annual Report	17

ALPS Equal Sector Weight ETF
Notes to Financial Statements	November 30, 2014

As of November 30, 2014, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed net investment income	$13,180
Accumulated net realized loss on investments	(9,114)
Net unrealized appreciation on investments	31,210,055
Total	$31,214,121

As of November 30, 2014, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Gross appreciation (excess of value over tax cost)	$31,414,801
Gross depreciation (excess of tax cost over value)	(204,746)
Net unrealized appreciation (depreciation)	31,210,055

Cost of investments for income tax purposes	$108,515,085

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales.

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2014, the fund did not have a liability for any unrecognized tax benefits. The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) acts as the Fund’s investment adviser pursuant to an Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.37% of the Fund’s average daily net assets. ALPS Portfolio Solutions Distributor, Inc. (“APSD”) is both the distributor for the Fund as well as the Select Sector SPDR exchange traded funds (“Underlying Sector ETFs”) that the Fund invests in. As required by exemptive relief obtained by the Underlying Sector ETFs, the Adviser will

18	November 30, 2014

ALPS Equal Sector Weight ETF
Notes to Financial Statements	November 30, 2014

reimburse the Fund an amount equal to the distribution fee received by APSD from the Underlying Sector ETFs attributable to the Fund’s investment in the Underlying Sector ETFs, for so long as APSD acts as the distributor to the Fund and the Underlying Sector ETFs. From time to time, the Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for acquired fund fees and expenses, interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Each Trustee who is not an officer or employee of the Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee or $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2014, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS Equal Sector Weight ETF	$ 5,269,546	$ 3,651,042

For the year ended November 30, 2014 , the cost in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS Equal Sector Weight ETF	$ 41,435,154	$ 30,610,395

Gains on in-kind transactions are generally not considered taxable gains for federal income tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the net asset value per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

Annual Report	19

ALPS Equal Sector Weight ETF
Additional Information	November 30, 2014 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

The Trust is required to disclose annually each Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for each Fund also will be available at no charge upon request by calling 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203. Each Fund’s Form N-PX also is available on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-Q. The Trust will also disclose a complete schedule of each Fund’s portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters. Form N-Q and Form N-CSR for each Fund will be available on the SEC’s website at http://www.sec.gov. Each Fund’s Form N-Q and Form N-CSR may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850. Each Fund’s Form N-Q and Form N-CSR will be available without charge, upon request, by calling 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

TAX INFORMATION

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2013:

	Qualified Dividend Income	Dividend Received Deduction
ALPS Equal Sector Weight ETF	100.00%	100.00%

In early 2014, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2013 via Form 1099. The Fund will notify shareholders in early 2015 of amounts paid to them by the Funds, if any, during the calendar year 2014.

LICENSING AGREEMENT

Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Licensor”) has entered into an index licensing agreement with ALPS Advisors Inc. (the “Adviser”) to allow the Adviser’s use of the underlying index of the ALPS Equal Sector Weight ETF (the “Product”). The following disclosure relates to the Licensor:

The Product is not issued, sponsored, endorsed, sold or promoted by Licensor or its affiliates. Licensor makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the Bank of America Securities- Merrill Lynch Equal Sector Weight Index (“Index”) to track general market performance. Licensor’s only relationship to the Licensee is the licensing of the Index which is determined, composed and calculated by Licensor

20	November 30, 2014

ALPS Equal Sector Weight ETF
Additional Information	November 30, 2014 (Unaudited)

without regarding to the Licensee or the Product. Licensor has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the Index. Licensor is not responsible for and has not participated in the determination or calculation of the equation by which the Product is to be converted into cash. Licensor has no obligation or liability in connection with the issuance, administration, marketing or trading of the Product.

LICENSOR DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE INDEX OR DATA. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO LICENSEE OR FOR ANY OTHER USE. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Annual Report	21

ALPS Equal Sector Weight ETF
Board Considerations Regarding Approval of Investment Advisory Agreement	November 30, 2014 (Unaudited)

At an in-person meeting held on June 9, 2014, the Board of Trustees of the Trust (the “Board”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser”) with respect to the ALPS Equal Sector Weight ETF (“EQL”). The Independent Trustees also met separately to consider the Advisory Agreement.

In evaluating whether to approve the Advisory Agreement for EQL, the Board considered numerous factors including (i) the nature, extent and quality of the services to be provided by the Adviser with respect to EQL under the Advisory Agreement; (ii) the advisory fees and other expenses to be paid by EQL compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to EQL by the Adviser and the profits realized by the Adviser and its affiliates from its relationship to EQL; (iv) the extent to which economies of scale would be realized if and as EQL assets increase and whether the fee level in the Advisory Agreement reflects these economies of scale; and (v) any additional benefits and other considerations, as further described below.

With respect to the nature, extent and quality of the services provided by the Adviser under the Advisory Agreement, representatives from the Adviser presented the Adviser’s materials regarding consideration of renewal of the Advisory Agreement. The Independent Trustees noted that included in the Board materials were responses by the Adviser to a questionnaire drafted by legal counsel to Trust to assist the Board in evaluating whether to renew the Advisory Agreement (the “15(c) Materials”). The Independent Trustees considered and reviewed information concerning the services to be provided under the Advisory Agreement, the investment parameters of the index of EQL, financial information regarding the Adviser and its parent company, information describing the Adviser’s current organizations, and the background and experience of the persons responsible for the day-to-day management of EQL.

The Board reviewed information on the performance of EQL and the performance of its benchmark index. The Board also evaluated the correlation and tracking error between the underlying index and EQL’s performance. Based on its review, the Board found that the nature and extent of services provided to EQL under the Advisory Agreement were appropriate and that the quality was satisfactory.

The Independent Trustees noted the services provided by the Adviser for the annual advisory fee of 0.37% of EQL’s average daily net assets. The Independent Trustees noted that the advisory fee for EQL was a unitary fee pursuant to which the Adviser assumes all expenses of EQL (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The Independent Trustees also noted that ALPS Distributors, Inc. (“ADI”), an affiliate of ALPS Portfolio Solutions Distributor, Inc. (“APSD”), the Trust’s principal underwriter, serves as the distributor to the Underlying Sector ETFs, as that term is defined in EQL’s prospectus, and in such capacity receives a distribution fee from the Underlying Sector ETFs. The Independent Trustees noted that the Adviser has agreed to reimburse EQL an amount equal to the distribution fee received by ADI from the Underlying Sector ETFs attributable

22	November 30, 2014

ALPS Equal Sector Weight ETF
Board Considerations Regarding Approval of Investment Advisory Agreement	November 30, 2014 (Unaudited)

to EQL’s investment in the Underlying Sector ETFs, for so long as for so long as APSD acts as distributor to EQL or ADI, or an affiliate, acts as distributor to the Underlying Sector ETFs.

The Independent Trustees reviewed the comparative fee information, including data from Lipper Analytical Services (“Lipper”). The Independent Trustees noted that Lipper’s report contained information regarding investment performance, comparisons of cost and expense structures of EQL with other funds’ cost and expense structures, as well as comparisons of EQL’s performance with the performance during similar periods of members of a Lipper identified peer expense group. The Independent Trustees noted that the advisory fee rate and expense ratio for EQL were higher than others in its Lipper peer group. They also considered the supplemental comparative expense data provided by the Adviser and accorded the Lipper data and the Adviser supplemental data such weight as they deemed appropriate. In evaluating the comparative data, the Independent Trustees took into account, among other things, the Advisers view that, due to the differences between EQL and other funds in its Lipper peer group, the comparative data was of limited utility. The Independent Trustees also considered information provided by the Adviser about the costs and profitability of the Adviser with respect to EQL. Based on the foregoing and the other information available to them, the Independent Trustees concluded that the advisory fee for EQL was reasonable under the circumstances and in light of the quality of services provided.

The Independent Trustees also considered other benefits that may be realized by the Adviser from its relationship with EQL and concluded that the advisory fee was reasonable taking into account any such benefits. The Independent Trustees noted the relatively small size of EQL and considered whether there have been economies of scale with respect to management of EQL, whether EQL has appropriately benefited from any economies of scale, and whether the fee is reasonable in relation to EQL’s assets and any economies of scale that may exist. The Independent Trustees concluded that the Adviser was not realizing any economies of scale.

Based on consideration of all factors deemed relevant, the Independent Trustees determined that approval of the Advisory Agreement was in the best interests of EQL and its shareholders. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

In voting to approve the Advisory Agreement, the Trustees, including the Independent Trustees, concluded that the terms of the Advisory Agreement are reasonable and fair in light of the services performed, the fees paid by certain other funds, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.

Annual Report	23

ALPS Equal Sector Weight ETF
Trustees & Officers	November 30, 2014 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address and Year of Birth of Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of the following: AV Hunter Trust; Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee	45	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (32 funds); Reaves Utility Income Fund; and Westcore Trust (12 funds).

24	November 30, 2014

ALPS Equal Sector Weight ETF
Trustees & Officers	November 30, 2014 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address and Year of Birth of Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co- Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007.	45	Mr. Deems is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (32 funds); and Reaves Utility Income Fund.

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

Annual Report	25

ALPS Equal Sector Weight ETF
Trustees & Officers	November 30, 2014 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address and Year of Birth of Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Rick A. Pederson, 1952	Trustee	Since March 2008	Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 – present; Advisory Board member, Bow River Capital Partners (private equity management), 2003 – present; Advisor, Pauls Corporation (real estate investment management and development), 2008 – present; Chairman, Ross Consulting Group (real estate consulting services) 1983 – 2013; Advisory Board, Neenan Company (construction services) 2002 – present; Board Member, Prosci Inc. (private business services), 2013 – present; Board Member, Citywide Banks (Colorado community bank) 2014 – present; Director, National Western Stock Show (not-for-profit organization); Director, Biennial of the Americas (not-for-profit organization).	23	Mr. Pederson is Trustee of Westcore Trust (12 funds) and Principal Real Estate Income Fund.

26	November 30, 2014

ALPS Equal Sector Weight ETF
Trustees & Officers	November 30, 2014 (Unaudited)

INTERESTED TRUSTEE

Name, Address and Year of Birth of Management Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Thomas A. Carter, 1966	Trustee and President	Since March 2008	Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”), and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”) and ALPS Distributors, Inc. (“ADI”). Because of his position with AHI, ALPS, ADI, APSD and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touché LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.	29	Mr. Carter is a Trustee of ALPS Variable Investment Trust (9 funds) and Principal Real Estate Income Fund.

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

Annual Report	27

ALPS Equal Sector Weight ETF
Trustees & Officers	November 30, 2014 (Unaudited)

OFFICERS

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Melanie H. Zimdars, 1976	Chief Compliance Officer (“CCO”)	Since December 2009	Ms. Zimdars is Vice President and Deputy Chief Compliance Officer with ALPS. Prior to joining ALPS in September 2009, Ms. Zimdars served as Principal Financial Officer, Treasurer and Secretary for the Wasatch Funds from February 2007 to December 2008. Because of her position with ALPS, Ms. Zimdars is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Zimdars is also the CCO of ALPS Variable Investment Trust, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund, Broadview Funds Trust, BLDRS Index Funds Trust and Powershares QQQ Trust.
William Parmentier, 1952	Vice President	Since March 2008	Mr. Parmentier is Chief Investment Officer of AAI (since 2006); President and Chief Executive Officer of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005 – 2006), Banc of America Investment Advisors, Inc. Because of his position with AAI, Mr. Parmentier is deemed an affiliate of the Trust as defined under the 1940 Act.
Patrick D. Buchanan, 1972	Treasurer	Since June 2012	Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of ALPS Variable Investment Trust and the Principal Real Estate Income Fund.

28	November 30, 2014

ALPS Equal Sector Weight ETF
Trustees & Officers	November 30, 2014 (Unaudited)

OFFICERS

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Erin D. Nelson, 1977	Secretary	Since October 2013	Ms. Nelson is Vice President and Assistant General Counsel of ALPS Advisors, Inc. Ms. Nelson joined ALPS in January, 2003. Ms. Nelson is also Secretary of the Principal Real Estate Income Fund since 2014, Clough Global Allocation Fund since 2004, Clough Global Equity Fund since 2005, Clough Global Opportunities Fund since 2006, Liberty All-Star Equity Fund since 2013 and Liberty All-Star Growth Fund since 2013. Because of her position with ALPS, Ms. Nelson is deemed an affiliate of the Trust as defined under the 1940 Act.
Jennifer A. Craig, 1973	Assistant Secretary	Since October 2013	Ms. Craig joined ALPS in 2007 and is currently Assistant Vice-Principal and Paralegal Manager of ALPS. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

Annual Report	29

ANNUAL REPORT | November 30, 2014

ALPS EQUAL Sector Weight ETF

An ALPS Advisors Solution

November 30, 2014

EQLT WORKPLACE EQUALITY PORTFOLIO

2014
ANNUAL REPORT

ALPS ETF TRUST

table of

www.alpsfunds.com

Workplace Equality Portfolio
Performance Overview	November 30, 2014 (Unaudited)

Investment Objective

The Workplace Equality Portfolio (the “Fund”) seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Workplace Equality Index™ (ticker symbol LGBTEQLT) (the “Index”).

The Index is designed to provide a means of tracking the performance of companies which support workplace equality for lesbian, gay, bisexual and transgender (“LGBT”) employees. The Index consists of approximately 140 publicly traded stocks of U.S. and foreign companies which support equality for LGBT employees through their workplace practices, including non-discrimination policies regarding sexual orientation and gender identity and providing full benefits to for same-sex spouses, domestic partners and transgender individuals. The Index is compiled by Denver Investment Advisors LLC (“Denver Investments” or the “Index Provider”). The Index Provider uses publicly available lists and screening sources such as the Human Rights Campaign Corporate Equality Index®, National Gay & Lesbian Chamber of Commerce® Diversity Inc. Top 50®, or other screening sources, to identify companies with workplace policies that meet the Index’s criteria for equality for LGBT employees as described above (as well as market capitalization and liquidity requirements). The Index Provider also utilizes its own proprietary database for LGBT screening. The criteria are subject to change in response to changes in law.

Performance Overview

From 2/24/14 through 11/30/2014, the Workplace Equality Index returned 13.83%, outperforming the 13.66% return of the S&P 500 Index. Sector allocation played a large part in the outperformance as the index’s underweighting in two underperforming sectors helped returns as did the significant over-weight in another.

Consumer Discretionary stocks played a large role in the index’s outperformance of the S&P 500 Index. The Workplace Equality Index has over double the weight in Consumer Discretionary compared to the S&P 500 Index. In addition to the sector overweighting, the stocks within the sector outperformed their benchmark peers within Consumer Discretionary.

The Workplace Equality Index has historically been underweight the Energy sector, and this year, the underweight provided positive relative returns. The underweight in the Industrial sector also added to return relative to the benchmark. The stocks in the Workplace Equality Index within the Utilities and Materials sectors (both equal weight with the S&P 500 Index) posted significant outperformance of their sector peers and added to the outperformance.

The Workplace Equality Index fared less well in the Health Care and Information Technology sectors. Both of these sectors were slightly underweight the S&P 500 Index and these underweights combined with lackluster performance were a drag on relative performance of the Workplace Equality Index.

From an individual stock perspective, the best performing stocks year-to-date in the Workplace Equality Index have been Apple (+59.63%), Electronic Arts (+56.63%), Best Buy (+56.62%), SUPERVALU (+52.44%) and L Brands (+52.19%). That these stocks are all leveraged to the U.S. consumer shows how powerful the overweight in consumer focused stocks can be during an economic expansion.

The worst performing stocks in the index so far this year have been Sears Holding (-81.77%), Sprint (-39.02%), Avon Products (-34.8%), Caesar’s Entertainment (-31.44%), and Deutsche Bank AG (-31.06%).

We feel the trends that have led the Workplace Equality Index to outperform in 2014 will stay in place for the foreseeable future. We believe the emphasis on companies that treat all of their employees with respect, dignity and equality leads to better shareholder returns.

Performance (as of November 30, 2014)

Since Inception^
Workplace Equality Portfolio – NAV	11.68%
Workplace Equality Portfolio – Market Price*	11.72%
Workplace Equality IndexTM	13.83%
S&P 500® Total Return Index	13.66%

Total Expense Ratio (per the current prospectus) 0.75%

Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than actual data quoted. Call 1.866.759.5679 or visit www.eqltfund.com for current month end performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

1  |  November 30, 2014

Workplace Equality Portfolio
Performance Overview	November 30, 2014 (Unaudited)

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund Commencement date was February 25, 2014. Total return for a period of less than one year is not annualized.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The Fund is new with limited operating history.

The Workplace Equality IndexTM: an equal weighted index of companies that support lesbian, gay, bisexual and transgender (LGBT) equality in their workplace. For inclusion, a company must score 100% on the Human Rights Campaign Equality Index or, if not found in the Corporate Equality Index, have the verifiable characteristics that would earn them such a score.

The S&P 500® Index: an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy. Standard & Poor’s is the owner of the S&P Index data shown here and all trademarks and copyrights related thereto.

You cannot invest directly in an index.

The Fund invests in stocks of companies which meet the Index’s criteria for supporting workplace equality for LGBT employees. The trend of companies supporting workplace equality in this fashion is relatively recent, and there may be a limited number of companies which meet the Index’s criteria.

ALPS Portfolio Solutions Distributor, Inc. is the Distributor for the Workplace Equality Portfolio.

ALPS Portfolio Solutions Distributor, Inc. is the not affiliated with Denver Investments.

2  |  November 30, 2014

Workplace Equality Portfolio
Performance Overview	November 30, 2014 (Unaudited)

Top 10 Holdings* (as of November 30, 2014)

Sears Holdings Corp.	0.80%
American Airlines Group, Inc.	0.79%
Yahoo!, Inc.	0.75%
CareFusion Corp.	0.75%
Sony Corp., Sponsored ADR	0.74%
Caesars Entertainment Corp.	0.72%
L Brands, Inc.	0.72%
NIKE, Inc., Class B	0.71%
Whirlpool Corp.	0.71%
Electronic Arts, Inc.	0.71%
Total % of Top 10 Holdings	7.40%

*	% of Total Investments.

Future holdings are subject to change.

Sector Allocation* (as of November 30, 2014)

Consumer Discretionary	24.20%
Financials	21.87%
Information Technology	17.30%
Health Care	10.00%
Consumer Staples	9.09%
Industrials	8.70%
Utilities	3.21%
Materials	2.91%
Telecommunication Services	2.20%
Energy	0.52%
Total	100.00%

Growth of $10,000 (as of November 30, 2014)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3  |  November 30, 2014

Workplace Equality Portfolio ETF
Disclosure of Fund Expenses	November 30, 2014 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2014.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/14	Ending Account Value 11/30/14	Expense Ratio(a)	Expenses Paid During Period 6/1/14 - 11/30/14(b)
Workplace Equality Portfolio Fund
Actual	$ 1,000.00	$ 1,080.50	0.75%	$ 3.91
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,021.31	0.75%	$ 3.80

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

4  |  November 30, 2014

Workplace Equality Portfolio
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Workplace Equality Portfolio, one of the portfolios constituting the ALPS ETF Trust (the “Trust”) as of November 30, 2014, and the related statements of operations, changes in net assets, and the financial highlights for the period February 25, 2014 (Commencement of Operations) to November 30, 2014. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Workplace Equality Portfolio of the ALPS ETF Trust as of November 30, 2014, the results of its operations, the changes in its net assets, and the financial highlights for the period February 25, 2014 (Commencement) to November 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 29, 2015

5  |  November 30, 2014

Workplace Equality Portfolio
Schedule of Investments	November 30, 2014

Security Description	Shares	Value
COMMON STOCKS (99.67%)
Consumer Discretionary (24.13%)
Abercrombie & Fitch Co., Class A	1,013	$29,225
American Eagle Outfitters, Inc.	2,842	40,072
Barnes & Noble, Inc.(a)	1,944	45,412
Best Buy Co., Inc.	1,173	46,228
Caesars Entertainment Corp.(a)	2,972	50,405
Choice Hotels International, Inc.	780	43,220
Comcast Corp., Class A	721	41,126
Darden Restaurants, Inc.	815	46,447
Ford Motor Co.	2,474	38,916
GameStop Corp., Class A	952	35,995
Gap, Inc.	935	37,026
General Motors Co.	1,205	40,283
Groupon, Inc.(a)	5,952	44,819
Hyatt Hotels Corp., Class A(a)	647	38,128
Interpublic Group of Cos., Inc.	2,188	44,395
L Brands, Inc.	616	49,834
Marriott International, Inc., Class A	566	44,595
MGM Resorts International(a)	1,753	39,986
NIKE, Inc., Class B	500	49,645
Nordstrom, Inc.	592	45,205
Office Depot, Inc.(a)	7,365	48,830
Orbitz Worldwide, Inc.(a)	5,094	38,918
Pearson PLC, Sponsored ADR	2,055	39,682
Sears Holdings Corp.(a)	1,550	55,954
Sirius XM Holdings, Inc.(a)	11,582	42,043
Sony Corp., Sponsored ADR	2,333	51,302
Staples, Inc.	3,145	44,219
Starwood Hotels & Resorts Worldwide, Inc.	490	38,710
Target Corp.	641	47,434
Thomson Reuters Corp.	1,102	43,639
Time Warner Cable, Inc.	267	39,858
Time Warner, Inc.	530	45,114
Time, Inc.	1,709	40,913
TJX Cos., Inc.	681	45,055
Viacom, Inc., Class B	510	38,571
Walt Disney Co.	454	42,000
Whirlpool Corp.	266	49,521
Wyndham Worldwide Corp.	500	41,680
Wynn Resorts Ltd.	218	38,937

Total Consumer Discretionary		1,683,342

Consumer Staples (9.06%)
Avon Products, Inc.	3,097	30,289
Brown-Forman Corp., Class B	442	42,896
Campbell Soup Co.	945	42,790
Clorox Co.	456	46,339
Coca-Cola Co.	981	43,978
Diageo PLC, Sponsored ADR	339	41,765
General Mills, Inc.	801	42,253
Kellogg Co.	652	43,195
Kraft Foods Group, Inc.	714	42,961
Pepsi Co., Inc.	439	43,944
Procter & Gamble Co.	487	44,039
Safeway, Inc.	1,195	41,634
SUPERVALU, Inc.(a)	4,361	40,819

Security Description	Shares	Value
Consumer Staples (continued)
Unilever NV, NY Shares	1,013	$41,168
Walgreen Co.	649	44,528

Total Consumer Staples		632,598

Energy (0.51%)
Chevron Corp.	330	35,927

Total Energy		35,927

Financials (21.80%)
American Express Co.	455	42,051
American International Group, Inc.	748	40,990
Ameriprise Financial, Inc.	321	42,298
Aon PLC	467	43,193
Bank of America Corp.	2,407	41,015
Bank of Montreal	526	38,761
Bank of New York Mellon Corp.	1,019	40,791
Barclays PLC, Sponsored ADR	2,641	40,381
BlackRock, Inc.	123	44,167
Capital One Financial Corp.	490	40,768
CBRE Group, Inc., Class A(a)	1,355	45,717
Charles Schwab Corp.	1,332	37,722
Chubb Corp.	442	45,548
Citigroup, Inc.	764	41,233
Credit Suisse Group AG, Sponsored ADR	1,477	39,392
Deutsche Bank AG	1,146	37,417
Discover Financial Services	625	40,969
Goldman Sachs Group, Inc.	218	41,073
Hartford Financial Services Group, Inc.	1,085	44,811
HSBC Holdings PLC, Sponsored ADR	757	37,661
Huntington Bancshares, Inc.	4,017	40,612
JPMorgan Chase & Co.	669	40,247
KeyCorp	2,902	39,177
Marsh & McLennan Cos., Inc.	767	43,405
MetLife, Inc.	734	40,818
Moody’s Corp.	431	43,535
Morgan Stanley	1,135	39,929
Northern Trust Corp.	583	39,487
PNC Financial Services Group, Inc.	466	40,761
Progressive Corp.	1,610	43,856
Prudential Financial, Inc.	441	37,476
Sun Life Financial, Inc.	1,069	39,916
SunTrust Banks, Inc.	1,022	40,154
Toronto-Dominion Bank	805	40,644
UBS AG	2,309	41,262
US Bancorp	953	42,123
Wells Fargo & Co.	770	41,950

Total Financials		1,521,310

Health Care (9.97%)
Aetna, Inc.	489	42,660
Biogen Idec, Inc.(a)	124	38,154
Bristol-Myers Squibb Co.	802	47,358
Cardinal Health, Inc.	544	44,711
CareFusion Corp.(a)	878	51,951
Cigna Corp.	431	44,346

6  |  November 30, 2014

Workplace Equality Portfolio
Schedule of Investments	November 30, 2014

Security Description	Shares	Value
Health Care (continued)
Eli Lilly & Co.	616	$41,962
GlaxoSmithKline PLC, Sponsored ADR	867	40,272
Humana, Inc.	308	42,495
Johnson & Johnson	382	41,352
McKesson Corp.	209	44,049
Medtronic, Inc.	616	45,504
Merck & Co., Inc.	680	41,072
Novartis AG, Sponsored ADR	433	41,849
Pfizer, Inc.	1,341	41,772
UnitedHealth Group, Inc.	468	46,159

Total Health Care		695,666

Industrials (8.67%)
3M Co.	279	44,665
American Airlines Group, Inc.	1,128	54,741
Boeing Co.	319	42,861
Cummins, Inc.	296	43,104
Danaher Corp.	517	43,201
General Electric Co.	1,565	41,457
Herman Miller, Inc.	1,317	40,024
Huron Consulting Group, Inc.(a)	662	45,783
Lockheed Martin Corp.	228	43,676
Navigant Consulting, Inc.(a)	2,788	39,032
Owens Corning	1,211	42,191
Raytheon Co.	400	42,680
Rockwell Automation, Inc.	348	40,163
United Technologies Corp.	378	41,610

Total Industrials		605,188

Information Technology (17.24%)
Accenture PLC, Class A	510	44,028
Alcatel-Lucent, Sponsored ADR	12,353	43,853
Apple, Inc.	403	47,928
Automatic Data Processing, Inc.	487	41,707
Booz Allen Hamilton Holding Corp.	1,698	46,203
Broadridge Financial Solutions, Inc.	961	43,524
CA, Inc.	1,425	44,389
CDK Global, Inc.	162	6,167
Cisco Systems, Inc.	1,626	44,943
Corning, Inc.	2,026	42,587
eBay, Inc.(a)	778	42,697
Electronic Arts, Inc.(a)	1,126	49,464
EMC Corp.	1,380	41,883
Google, Inc., Class A(a)	69	37,887
Google, Inc., Class C(a)	70	37,928
Hewlett-Packard Co.	1,108	43,278
International Business Machines Corp.	212	34,380
Intuit, Inc.	479	44,964
Lexmark International, Inc., Class A	889	38,103
MasterCard, Inc., Class A	527	46,002
Microsoft Corp.	879	42,025
Nokia OYJ, Sponsored ADR	4,752	39,156
Oracle Corp.	1,037	43,979
QUALCOMM, Inc.	537	39,147
Salesforce.com, Inc.(a)	711	42,568

Security Description	Shares	Value
Information Technology (continued)
Symantec Corp.	1,668	$43,518
Tech Data Corp.(a)	605	37,710
Xerox Corp.	2,955	41,252
Yahoo!, Inc.(a)	1,009	52,205

Total Information Technology		1,203,475

Materials (2.90%)
Alcoa, Inc.	2,532	43,778
Dow Chemical Co.	765	37,233
Ecolab, Inc.	349	38,024
EI du Pont de Nemours & Co.	576	41,126
Monsanto Co.	355	42,568

Total Materials		202,729

Telecommunication Services (2.19%)
AT&T, Inc.	1,166	41,253
Sprint Corp.(a)	5,987	30,653
T-Mobile US, Inc.(a)	1,345	39,261
Verizon Communications, Inc.	825	41,737

Total Telecommunication Services		152,904

Utilities (3.20%)
Edison International	711	45,191
Exelon Corp.	1,214	43,910
PG&E Corp.	893	45,097
Portland General Electric Co.	1,242	45,793
Sempra Energy	389	43,463

Total Utilities		223,454

TOTAL COMMON STOCKS (Cost $6,433,177)		6,956,593

TOTAL INVESTMENTS (99.67%) (Cost $6,433,177)		$6,956,593

NET OTHER ASSETS AND LIABILITIES (0.33%)		22,716

NET ASSETS (100.00%)		$6,979,309

(a)	Non-income producing security.

Common Abbreviations:

ADR -	American Depositary Receipt.
AG -	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
Ltd. -	Limited.
NV -	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
OYJ -	Osakeyhtio is the Finnish equivalent of a public limited company.
PLC -	Public Limited Company.

See Notes to Financial Statements.

7  |  November 30, 2014

Workplace Equality Portfolio
Statement of Assets and Liabilities	November 30, 2014

ASSETS:
Investments, at value	$6,956,593
Cash	13,528
Foreign tax reclaims	214
Dividends receivable	13,181

Total Assets	6,983,516

LIABILITIES:
Payable to adviser	4,207

Total Liabilities	4,207

NET ASSETS	$6,979,309

NET ASSETS CONSIST OF:
Paid-in capital	$6,385,484
Accumulated net investment income	61,988
Accumulated net realized gain on investments and foreign currency transactions	8,421
Net unrealized appreciation on investments	523,416

NET ASSETS	$6,979,309

INVESTMENTS, AT COST	$6,433,177

PRICING OF SHARES
Net Assets	$6,979,309
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	250,002
Net Asset Value, offering and redemption price per share	$27.92

See Notes to Financial Statements.

8 | November 30, 2014

Workplace Equality Portfolio
Statement of Operations	For the Period February 25, 2014 (Commencement of Operations) to November 30, 2014

INVESTMENT INCOME:
Dividends(a)	$94,733

Total Investment Income	94,733

EXPENSES:
Investment adviser fees	32,745

Total Expense	32,745

NET INVESTMENT INCOME	61,988

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain on investments	113,674

Net change in unrealized appreciation on investments	523,416

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	637,090

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$699,078

(a)	Net of foreign tax withholding $2,106.

See Notes to Financial Statements.

9 | November 30, 2014

Workplace Equality Portfolio
Statement of Changes in Net Assets

For the Period February 25, 2014 (Commencement of Operations) to November 30, 2014
OPERATIONS:
Net investment income	$61,988
Net realized gain on investments and foreign currency transactions	113,674
Net change in unrealized appreciation on investments	523,416
Net increase in net assets resulting from operations	699,078

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	7,626,269
Cost of shares redeemed	(1,346,038)
Net increase from capital share transactions	6,280,231
Net increase in net assets	6,979,309

NET ASSETS:
Beginning of period	–
End of period *	$6,979,309

*Including accumulated net investment income of:	$61,988

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	–
Shares sold	300,002
Shares redeemed	(50,000)
Shares outstanding, end of period	250,002

See Notes to Financial Statements.

10 | November 30, 2014

Workplace Equality Portfolio
Financial Highlights	For a Share Outstanding Throughout the Period Presented

	For the Period February 25, 2014 (Commencement of Operations) to November 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (a)	0.28
Net realized and unrealized gain	2.64
Total from investment operations	2.92

Net increase in net asset value	2.92
NET ASSET VALUE, END OF PERIOD	$27.92

TOTAL RETURN(b)	11.68%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$6,979

Ratio of expenses to average net assets	0.75%	(c)
Ratio of net investment income to average net assets	1.42%	(c)
Portfolio turnover rate(d)	8%

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

11 | November 30, 2014

Workplace Equality Portfolio
Notes to Financial Statements	November 30, 2014

1. ORGANIZATION

The ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2014, the Trust consisted of sixteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the Workplace Equality Portfolio (the “Fund”). The investment objective of the Fund is to seek investment results that correspond generally, before fees and expenses, to the price and yield of the Workplace Equality IndexTM. The Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. The Fund commenced operations on February 25, 2014.

The Fund’s Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. The Fund issues and redeems Shares at Net Asset Value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the closing bid prices.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the closing sale prices on the applicable exchange and fair value prices may not reflect the actual value of a security. A variety of factors may be considered in determining the fair value of such securities.

12 | November 30, 2014

Workplace Equality Portfolio
Notes to Financial Statements	November 30, 2014

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability; including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2014:

Investments in Securities at Value	Level 1 -Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Common Stocks*	$6,956,593	$–	$–	$6,956,593
TOTAL	$6,956,593	$–	$–	$6,956,593

* For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Fund recognizes transfers between levels as of the end of the period. For the period ended November 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid annually or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

13  |  November 30, 2014

Workplace Equality Portfolio
Notes to Financial Statements	November 30, 2014

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2014, permanent book and tax differences resulting primarily from in-kind transactions were identified and reclassified among the components of the Fund’s net assets as follows:

Fund	Paid-in Capital	Accumulated Net Realized Loss on Investments
Workplace Equality Portfolio Fund	$105,253	$(105,253)

Net investment income and net realized (loss), as disclosed on the Statement of Operations and net assets were not affected by this reclassification.

As of November 30, 2014, the components of distributable earnings on a tax basis were as follows:

Workplace Equality Portfolio Fund
Undistributed net investment income	$93,267
Net unrealized appreciation on investments	500,558
Total	$593,825

As of November 30, 2014, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Workplace Equality Portfolio Fund
Gross appreciation (excess of value over tax cost)	$663,623
Gross depreciation (excess of tax cost over value)	(163,065)
Net unrealized appreciation (depreciation)	$500,558
Cost of investments for income tax purposes	$6,456,035

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales.

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the period ended November 30, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Being that the Fund commenced operations on February 25, 2014; no tax returns have been filed as of the date of this report.

14 | November 30, 2014

Workplace Equality Portfolio
Notes to Financial Statements	November 30, 2014

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) acts as the Fund’s investment adviser pursuant to an Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.75% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the licensing fees to the Index provider, the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Each Trustee who is not an officer or employee of the Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee or $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings.

4. PURCHASES AND SALES OF SECURITIES

For the period ended November 30, 2014, the cost of purchases and proceeds from sales of investment securities, excluding in-kind transactions and short-term investments, were as follows:

Fund	Purchases	Sales
Workplace Equality Portfolio Fund	$469,448	$1,018,641

For the period ended November 30, 2014, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
Workplace Equality Portfolio Fund	$7,613,102	$744,364

Gains on in-kind transactions are not considered taxable for federal income tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the net asset value per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

15 | November 30, 2014

Workplace Equality Portfolio
Additional Information	November 30, 2014 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

The Trust is required to disclose annually each Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for each Fund also will be available at no charge upon request by calling 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203. Each Fund’s Form N-PX also is available on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-Q. The Trust will also disclose a complete schedule of each Fund’s portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters. Form N-Q and Form N-CSR for each Fund will be available on the SEC’s website at http://www.sec.gov. Each Fund’s Form N-Q and Form N-CSR may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850. Each Fund’s Form N-Q and Form N-CSR will be available without charge, upon request, by calling 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

LICENSING AGREEMENT

Denver Investments has entered into an index licensing agreement with ALPS Advisors Inc. (the “Adviser”) to allow the Adviser’s use of the Workplace Equality Index™, the underlying index of the Workplace Equality Portfolio (the “Fund”). The following disclosure relates to such licensing agreement:

Denver Investments is the designer of the construction and methodology for the Index. “Denver Investments” and “Workplace Equality Index™” are service marks or trademarks of Denver Investments. Denver Investments acts as brand licensor for the Index. Denver Investments is not responsible for the descriptions of the Index or the Fund that appear herein. Denver Investments is not affiliated with the Trust, the Adviser or the Distributor.

The Fund is not sponsored, endorsed or promoted by Denver Investments. Denver Investments makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly and does not guarantee the quality, accuracy or completeness of the Index or any Index data included herein or derived there from and assume no liability in connection with their use. The Index is determined and composed without regard to the Adviser or the Fund. Denver Investments has no obligation to take the needs of the Adviser, the Fund or the shareholders of the Fund into consideration in connection with the foregoing. Denver Investments is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the NAV of the Fund. Denver Investments has no obligation or liability in connection with the administration or trading of the Fund.

Denver Investments does not guarantee the accuracy and/or completeness of the Index or any data included therein, and Denver Investments shall have no liability for any errors, omissions, or interruptions therein. Denver Investments makes no warranty, express or implied, as to results to be obtained by the Adviser, the Fund, Fund shareholders or any other person or entity from the use of the Index or any data included therein. Denver Investments makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall Denver Investments have any liability for any special, punitive, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.

The Adviser does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.

16  |  November 30, 2014

Workplace Equality Portfolio
Trustees & Officers	November 30, 2014 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address and Year of Birth of Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of the following: AV Hunter Trust; Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	45	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (32 funds); Reaves Utility Income Fund; and Westcore Trust (12 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007.	45	Mr. Deems is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (32 funds); and Reaves Utility Income Fund.
Rick A. Pederson, 1952	Trustee	Since March 2008

Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 – present; Advisory Board member, Bow River Capital Partners (private equity management), 2003 –present; Advisor, Pauls Corporation (real estate investment management and development), 2008 –present; Chairman, Ross Consulting Group (real estate consulting services) 1983 –2013; Advisory Board, Neenan Company (construction services) 2002 –present; Board Member, Prosci Inc. (private business services), 2013 –present; Board Member, Citywide Banks (Colorado community bank) 2014 –present; Director, National Western Stock Show (not-for- profit organization); Director, Biennial of the Americas (not-for-profit organization).

				23	Mr. Pederson is Trustee of Westcore Trust (12 funds) and Principal Real Estate Income Fund.

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

17  |  November 30, 2014

Workplace Equality Portfolio
Trustees & Officers	November 30, 2014 (Unaudited)

INTERESTED TRUSTEE

Name, Address and Year of Birth of Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Thomas A. Carter, 1966	Trustee and President	Since March 2008

Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”), and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”) and ALPS Distributors, Inc. (“ADI”). Because of his position with AHI, ALPS, ADI, APSD and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touché LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.

				29	Mr. Carter is a Trustee of ALPS Variable Investment Trust (9 funds) and Principal Real Estate Income Fund.

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

18  |  November 30, 2014

Workplace Equality Portfolio
Trustees & Officers	November 30, 2014 (Unaudited)

OFFICERS

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Melanie H. Zimdars, 1976	Chief Compliance Officer (“CCO”)	Since December 2009

Ms. Zimdars is Vice President and Deputy Chief Compliance Officer with ALPS. Prior to joining ALPS in September 2009, Ms. Zimdars served as Principal Financial Officer, Treasurer and Secretary for the Wasatch Funds from February 2007 to December 2008. Because of her position with ALPS, Ms. Zimdars is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Zimdars is also the CCO of ALPS Variable Investment Trust, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund, Broadview Funds Trust, BLDRS Index Funds and Powershares QQQ Trust.

William Parmentier, 1952	Vice President	Since March 2008

Mr. Parmentier is Chief Investment Officer of AAI (since 2006); President and Chief Executive Officer of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005 – 2006), Banc of America Investment Advisors, Inc. Because of his position with AAI, Mr. Parmentier is deemed an affiliate of the Trust as defined under the 1940 Act.

Patrick D. Buchanan, 1972	Treasurer	Since June 2012

Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of ALPS Variable Investment Trust and the Principal Real Estate Income Fund.

Erin D. Nelson, 1977	Secretary	Since October 2013

Ms. Nelson is Vice President and Assistant General Counsel of ALPS Advisors, Inc. Ms. Nelson joined ALPS in January, 2003. Ms. Nelson is also Secretary of the Principal Real Estate Income Fund since 2014, Clough Global Allocation Fund since 2004, Clough Global Equity Fund since 2005, Clough Global Opportunities Fund since 2006, Liberty All-Star Equity Fund since 2013 and Liberty All-Star Growth Fund since 2013. Because of her position with ALPS, Ms. Nelson is deemed an affiliate of the Trust as defined under the 1940 Act.

Jennifer A. Craig, 1973	Assistant Secretary	Since October 2013

Ms. Craig joined ALPS in 2007 and is currently Assistant Vice-Principal and Paralegal Manager of ALPS. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

19  |  November 30, 2014

November 30, 2014

annual REPORT GRI

COHEN & STEERS
Global Realty Majors ETF

table of

www.alpsfunds.com

Cohen & Steers Global Realty Majors ETF
Performance Overview	November 30, 2014 (Unaudited)

Investment Objective

The Cohen & Steers Global Realty Majors ETF (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an index called the Cohen & Steers Global Realty Majors Index (the “Underlying Index”). The Fund will normally invest at least 90% of its total assets in common stocks and other equity securities (which may include American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”) and Global Depositary Receipts (“GDRs”) that comprise the Underlying Index. The Shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol “GRI”.

The Underlying Index consists of the largest and most liquid securities within the global real estate universe that Cohen & Steers Capital Management, Inc. (“Cohen & Steers” or the “Index Provider”) believes are likely to lead the global securitization of real estate. The Underlying Index is free float and modified market-capitalization weighted, with a limit of 4.0% on any security’s weighting. Underlying Index constituents must have a free float adjusted market capitalization of $750 million or greater for initial inclusion in the Underlying Index. Cohen & Steers considers country weights relative to each country’s GDP share representing the real estate securities universe and share of the private market for real estate, with up to 10% being allocated to securities of emerging markets. The Underlying Index is rebalanced quarterly.

Performance Overview

Global real estate securities had strong returns in 2014, widely outperforming broad equity markets against a backdrop of declining bond yields and improving real estate fundamentals. The U.S. economy continued to gain momentum, allowing the Federal Reserve to wind down its massive asset-purchase program and begin to contemplate a return to higher interest rates. By contrast, most other parts of the world continued to increase monetary stimulus amid slowing economic growth, low inflation and heightened geopolitical risks. Plummeting oil prices late in the year added to macroeconomic uncertainty, but also helped consumers through lower gas prices.

Despite increasing economic challenges in Europe and Asia, operating conditions for listed real estate companies remained largely favorable. Strengthening tenant demand, modest levels of new supply and historically low financing costs continued to drive cash-flow growth. Companies also tapped low-cost equity capital to pursue accretive acquisitions, including several landmark transactions in Europe. At the same time, falling bond yields increased the appeal of assets offering attractive income rates.

U.S. REITs led the market, as improving economic growth resulted in stronger fundamentals across all property types, while a decline in Treasury yields from already low levels led to better investor sentiment toward higher-yielding equities. Apartment REITs did particularly well, defying expectations of a slowdown in cash-flow growth amid strong job gains and relatively modest new supply. The regional mall sector also excelled amid increased mergers and acquisitions.

The U.K. continued to see meaningful improvement in real estate fundamentals, with office, storage, retail and logistics companies seeing the strongest rent growth. U.K. equities were briefly upended midway through the year after comments from the Bank of England indicating that interest-rate hikes could come later in the year. However, those fears dissipated as officials backtracked their statements amid the sizeable slack in the labor market and deteriorating economic conditions from its European trading partners.

November 30, 2014	1

Cohen & Steers Global Realty Majors ETF
Performance Overview	November 30, 2014 (Unaudited)

On the continent, expectations of quantitative easing from the European Central Bank (ECB) drove sovereign bond yields lower across the region, which was particularly beneficial to real estate companies. German residential owners were viewed favorably in the context of declining bond yields given their stable rent growth and strong fundamentals. France struggled amid tepid real estate demand in a challenging economic climate. In July, Klépierre announced a game-changing acquisition of Corio, forming a combined entity nearly the size of Unibail-Rodamco, with total assets worth €21 billion (US $28 billion) at the time of the announcement.

Australia’s stable property markets were seen as a safe haven compared with the broader Australian stock market amid economic pressure from lower mining commodity prices. Westfield had sizeable gains, completing a restructuring of its mall interests with Westfield Retail Trust (renamed Scentre Group). Now focused solely on U.S. and U.K. malls, Westfield’s offshore assets were viewed favorably against a backdrop of a depreciating Australian dollar and increased acquisitions among U.S. mall peers.

Japan experienced broad declines, as a higher consumption tax undercut the government’s efforts to stimulate growth. The Bank of Japan expanded its quantitative-easing program in October, driving bond yields sharply lower and deflating the yen. While J-REITs performed well in this environment, developers came under pressure amid negative sentiment arising from the lack of tangible economic progress.

Hong Kong began to see a recovery in office demand, whereas retail properties faced headwinds from slowing China growth, Chinese anti-corruption measures and widespread student protests. Singapore real estate companies generally advanced, although Global Logistics Properties retreated amid concerns about the company’s capital allocation and business strategy.

Performance (as of November 30, 2014)

	1 Year	3 Year	5 Year	Since Inception^
Cohen & Steers Global Realty Majors ETF - NAV	14.90%	14.74%	12.20%	2.27%
Cohen & Steers Global Realty Majors ETF - Market Price*	14.52%	14.05%	12.21%	2.24%
Cohen & Steers Global Realty Majors Portfolio Index	15.78%	15.60%	13.03%	3.12%
FTSE EPRA/ NAREIT Developed Real Estate Index	15.54%	16.07%	12.73%	3.30%
S&P 500® Total Return Index	16.86%	20.93%	15.96%	8.57%

Total Expense Ratio (per the current Prospectus) 0.55%

Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than actual data quoted. Call 1.866.675.2639 or visit www.alpsfunds.com for current month end performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

2	Annual Report

Cohen & Steers Global Realty Majors ETF
Performance Overview	November 30, 2014 (Unaudited)

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	Fund Inception May 7, 2008.
*	Market Price is based on the midpoint of the bid/ask spread at 4p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

Cohen & Steers Global Realty Majors® Portfolio Index: A free-float adjusted, modified market capitalization-weighted index of global real estate equities. The modified market capitalization weighting approach and qualitative screening process emphasize those companies that, in the opinion of the Cohen & Steers investment committee, are leading the securitization of real estate globally.

FTSE EPRA/NAREIT Developed Real Estate Index: An unmanaged market-weighted total return index that consists of many companies from developed markets whose floats are larger than $100 million and which derive more than half of their revenue from property-related activities.

S&P 500® Index: The Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

An investor cannot invest directly in an index.

Top 10 Holdings* (as of November 30, 2014)

Simon Property Group, Inc.	3.95%

Mitsubishi Estate Co., Ltd.	3.86%
Mitsui Fudosan Co., Ltd.	3.67%

Public Storage	3.48%
Unibail-Rodamco SE	3.33%
Equity Residential	3.28%

Health Care REIT, Inc.	3.05%
Sun Hung Kai Properties, Ltd.	3.01%
ProLogis, Inc.	2.70%
AvalonBay Communities, Inc.	2.70%
Total % of Top 10 Holdings	33.03%

Country Allocation* (as of November 30, 2014)

United States	50.11%
Japan	12.27%
Hong Kong	8.61%
Australia	7.85%
United Kingdom	6.77%
France	4.53%
Singapore	3.07%
Germany	1.82%

Canada	1.56%
China	1.54%
Netherlands	0.65%
Switzerland	0.44%
Brazil	0.42%
Sweden	0.36%
Total	100.00%

*	% of Total Investments.

Holdings are subject to change.

November 30, 2014	3

Cohen & Steers Global Realty Majors ETF
Performance Overview	November 30, 2014 (Unaudited)

Growth of $10,000 (as of November 30, 2014)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	Annual Report

Cohen & Steers Global Realty Majors ETF
Disclosure of Fund Expenses	November 30, 2014 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2014.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/14	Ending Account Value 11/30/14	Expense Ratio(a)	Expenses Paid During Period 6/1/14 - 11/30/14(b)
Cohen & Steers Global Realty Majors ETF
Actual	$ 1,000.00	$ 1,042.20	0.55%	$ 2.82
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,022.31	0.55%	$ 2.79

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

November 30, 2014	5

Cohen & Steers Global Realty Majors ETF
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Global Realty Majors ETF, one of the portfolios constituting the ALPS ETF Trust (the “Trust”) as of November 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets statements for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cohen & Steers Global Realty Majors ETF of the ALPS ETF Trust as of November 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 29, 2015

6	Annual Report

Cohen & Steers Global Realty Majors ETF
Schedule of Investments	November 30, 2014

Security Description	Shares	Value
COMMON STOCKS (99.71%)
Australia (7.83%)
Dexus Property Group	112,095	$678,161
Goodman Group	190,443	883,158
The GPT Group	209,849	739,238
Mirvac Group	452,128	675,174
Scentre Group, Ltd.(a)	659,206	1,946,381
Stockland	285,450	1,000,701
Westfield Corp.	236,637	1,669,223

Total Australia		7,592,036

Brazil (0.42%)
BR Malls Participacoes SA	57,000	409,041

Canada (1.56%)
Boardwalk Real Estate Investment Trust	4,926	282,809
Dream Office Real Estate Investment Trust	13,237	312,085
RioCan Real Estate Investment Trust	38,297	914,305

Total Canada		1,509,199

China (1.53%)
China Overseas Land & Investment, Ltd.	495,000	1,487,186

France (4.53%)
Gecina SA	4,495	607,840
Klepierre	12,445	558,486
Unibail-Rodamco SE	12,191	3,221,283

Total France		4,387,609

Germany (1.82%)
Deutsche Annington Immobilien SE	20,600	663,306
Deutsche EuroShop AG	5,808	257,211
Deutsche Wohnen AG	35,158	843,965

Total Germany		1,764,482

See Notes to Financial Statements.
November 30, 2014	7

Cohen & Steers Global Realty Majors ETF
Schedule of Investments	November 30, 2014

Security Description	Shares	Value
Hong Kong (8.59%)
Hang Lung Properties, Ltd.	283,000	$850,250
Hongkong Land Holdings, Ltd.	145,700	1,008,244
The Link REIT	286,164	1,822,830
Sun Hung Kai Properties, Ltd.	199,000	2,909,848
Swire Properties, Ltd.	132,200	410,821
The Wharf Holdings, Ltd.	183,700	1,325,298

Total Hong Kong		8,327,291

Japan (12.24%)
Japan Real Estate Investment Corp.	155	763,804
Japan Retail Fund Investment Corp.	294	611,700
Mitsubishi Estate Co., Ltd.	166,000	3,735,577
Mitsui Fudosan Co., Ltd.	123,000	3,554,323
Nippon Building Fund, Inc.	176	886,560
Nomura Real Estate Holdings, Inc.	15,300	280,959
Sumitomo Realty & Development Co., Ltd.	59,000	2,036,908

Total Japan		11,869,831

Netherlands (0.65%)
Corio N.V.	12,483	631,515

Singapore (3.07%)
Ascendas Real Estate Investment Trust	253,066	454,069
CapitaLand, Ltd.	321,000	817,176
CapitaMall Trust	325,347	493,952
City Developments, Ltd.	57,000	439,689
Global Logistic Properties, Ltd.	383,000	769,436

Total Singapore		2,974,322

Sweden (0.36%)
Castellum AB	21,312	344,980

Switzerland (0.44%)
PSP Swiss Property AG	4,889	425,273

See Notes to Financial Statements.
8	Annual Report

Cohen & Steers Global Realty Majors ETF
Schedule of Investments	November 30, 2014

Security Description	Shares	Value

United Kingdom (6.76%)
The British Land Co. Plc	126,718	$1,520,141
Derwent London Plc	12,598	598,021
Great Portland Estates Plc	43,018	482,794
Hammerson Plc	97,098	944,893
Intu Properties Plc	116,900	651,697
Land Securities Group Plc	96,618	1,792,911
Segro Plc	91,914	563,228

Total United Kingdom		6,553,685

United States (49.91%)
Alexandria Real Estate Equities, Inc.	8,959	769,757
American Campus Communities, Inc.	12,943	517,720
AvalonBay Communities, Inc.	16,263	2,614,928
Boston Properties, Inc.	18,980	2,460,567
Camden Property Trust	10,574	810,814
Digital Realty Trust, Inc.	16,822	1,182,082
Douglas Emmett, Inc.	16,711	465,234
Equity Residential	44,836	3,176,182
Essex Property Trust, Inc.	7,841	1,587,097
Federal Realty Investment Trust	8,389	1,112,885
General Growth Properties, Inc.	77,735	2,080,189
HCP, Inc.	56,795	2,544,416
Health Care REIT, Inc.	40,116	2,954,945
Highwoods Properties, Inc.	10,988	474,242
Host Hotels & Resorts, Inc.	93,755	2,178,866
Kilroy Realty Corp.	10,177	698,956
Kimco Realty Corp.	50,858	1,294,336
The Macerich Co.	17,403	1,376,229
ProLogis, Inc.	61,862	2,615,525
Public Storage	17,926	3,363,456
Realty Income Corp.	27,554	1,280,159
Regency Centers Corp.	11,538	709,356
Simon Property Group, Inc.	21,149	3,823,739
SL Green Realty Corp.	11,863	1,377,769
Tanger Factory Outlet Centers, Inc.	11,875	434,388
UDR, Inc.	31,463	968,431
Ventas, Inc.	36,424	2,606,137
Vornado Realty Trust	21,603	2,410,031
Weingarten Realty Investors	13,838	503,703

Total United States		48,392,139

TOTAL COMMON STOCKS
(Cost $81,454,297)		96,668,589

See Notes to Financial Statements.
November 30, 2014	9

Cohen & Steers Global Realty Majors ETF
Schedule of Investments	November 30, 2014

	7 Day Yield	Shares	Value

SHORT TERM INVESTMENTS (0.09%)
Dreyfus Treasury Prime Cash
Management, Institutional Class	0.000%(b)	87,315	$87,315

TOTAL SHORT TERM INVESTMENTS
(Cost $87,315)			87,315

TOTAL INVESTMENTS (99.80%)
(Cost $81,541,612)			$96,755,904

NET OTHER ASSETS AND LIABILITIES (0.20%)			196,956

NET ASSETS (100.00%)			$96,952,860

(a)	Non-income producing security.
(b)	Less than 0.0005%

Common Abbreviations:

AB -	Aktiebolag is the Swedish equivalent of the term corporation.
AG -	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
Ltd. -	Limited.
N.V. -	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
Plc -	Public Limited Co.
REIT -	Real Estate Investment Trust.
SA -	Generally designated corporations in various countries, mostly those employing the civil law.
SE -	SE Regulation is a European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.

See Notes to Financial Statements.
10	Annual Report

Cohen & Steers Global Realty Majors ETF
Statement of Assets and Liabilities	November 30, 2014

ASSETS:
Investments, at value	$96,755,904
Foreign currency, at value (Cost $104,083)	103,410
Foreign tax reclaims	36,966
Dividends receivable	99,618
Total Assets	96,995,898

LIABILITIES:
Payable for investments purchased	61
Payable to adviser	42,977
Total Liabilities	43,038
NET ASSETS	$96,952,860

NET ASSETS CONSIST OF:
Paid-in capital	$86,779,746
Accumulated net investment loss	(1,550,915)
Accumulated net realized loss on investments and foreign currency transactions	(3,484,626)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	15,208,655
NET ASSETS	$96,952,860

INVESTMENTS, AT COST	$81,541,612

PRICING OF SHARES
Net Assets	$96,952,860
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	2,200,000
Net Asset Value, offering and redemption price per share	$44.07

See Notes to Financial Statements.
November 30, 2014	11

Cohen & Steers Global Realty Majors ETF
Statement of Operations	For the Year Ended November 30, 2014

INVESTMENT INCOME:
Dividends(a)	$2,800,151
Total Investment Income	2,800,151

EXPENSES:
Investment adviser fees	557,161
Total Expenses	557,161
NET INVESTMENT INCOME	2,242,990

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain on investments	6,265,100
Net realized loss on foreign currency transactions	(11,787)
Net change in unrealized appreciation on investments	5,324,528
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(4,091)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	11,573,750
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,816,740

(a)	Net of foreign tax withholding $145,798.

See Notes to Financial Statements.
12	Annual Report

Cohen & Steers Global Realty Majors ETF
Statements of Changes in Net Assets

	For the Year Ended November 30, 2014	For the Year Ended November 30, 2013
OPERATIONS:
Net investment income	$2,242,990	$2,325,047
Net realized gain/(loss) on investments and foreign currency transactions	6,253,313	(53,819)
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	5,320,437	340,701
Net increase in net assets resulting from operations	13,816,740	2,611,929

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,519,676)	(4,134,510)
From tax return of capital	–	(517,416)
Total distributions	(2,519,676)	(4,651,926)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	–	45,371,748
Cost of shares redeemed	(22,480,811)	(6,453,407)
Net increase/(decrease) from share transactions	(22,480,811)	38,918,341
Net increase/(decrease) in net assets	(11,183,747)	36,878,344

NET ASSETS:
Beginning of year	108,136,607	71,258,263
End of year *	$96,952,860	$108,136,607

*Including accumulated net investment loss of:	$(1,550,915)	$(2,360,139)

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	2,750,000	1,800,000
Shares sold	–	1,100,000
Shares redeemed	(550,000)	(150,000)
Shares outstanding, end of year	2,200,000	2,750,000

See Notes to Financial Statements.
November 30, 2014	13

Cohen & Steers Global Realty Majors ETF
Financial Highlights

For the Year Ended November 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$39.32

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.92 (b)
Net realized and unrealized gain/(loss)	4.85
Total from investment operations	5.77

DISTRIBUTIONS:
From net investment income	(1.02)
From tax return of capital	–
Total distributions	(1.02)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	4.75
NET ASSET VALUE, END OF PERIOD	$44.07

TOTAL RETURN(c)	14.90%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$96,953

Ratio of expenses to average net assets	0.55%
Ratio of net investment income to average net assets	2.21%
Portfolio turnover rate(e)	11%

(a)	Effective March 7, 2011, the Board approved changing the fiscal year end of the Fund from December 31 to November 30.
(b)	Based on average shares outstanding during the period.
(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(d)	Annualized.
(e)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.
14	Annual Report

For a Share Outstanding Throughout the Periods Presented

For the Year Ended November 30, 2013	For the Year Ended November 30, 2012	For the Period January 1, 2011 to November 30, 2011(a)		For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
$39.59	$32.53	$35.52		$31.35	$25.06

0.94 (b)	0.91 (b)	0.97	(b)	1.43 (b)	0.98
1.25	6.97	(2.87)		4.68	7.00
2.19	7.88	(1.90)		6.11	7.98

(2.27)	(0.82)	(1.09)		(1.94)	(1.69)
(0.19)	–	–		–	–
(2.46)	(0.82)	(1.09)		(1.94)	(1.69)

(0.27)	7.06	(2.99)		4.17	6.29
$39.32	$39.59	$32.53		$35.52	$31.35

5.60%	24.50%	(5.53)%		19.91%	32.51%

$108,137	$71,258	$50,418		$42,626	$12,603

0.55%	0.55%	0.55	%(d)	0.55%	0.55%
2.31%	2.47%	3.02	%(d)	4.33%	3.24%
10%	4%	15%		14%	18%

November 30, 2014	15

Cohen & Steers Global Realty Majors ETF
Notes to Financial Statements	November 30, 2014

1. ORGANIZATION

The ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2014, the Trust consists of sixteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the Cohen & Steers Global Realty Majors ETF (the “Fund”). The investment objective of the Fund is to seek investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an index called the Cohen & Steers Global Realty Majors Index. The investment advisor uses a “passive” or index approach to try to achieve the Fund’s investment objective. The Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund’s Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. The Fund issues and redeems Shares at Net Asset Value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

16	Annual Report

Cohen & Steers Global Realty Majors ETF
Notes to Financial Statements	November 30, 2014

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the closing bid prices.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the closing sale prices on the applicable exchange and fair value prices may not reflect the actual value of a security. A variety of factors may be considered in determining the fair value of such securities.

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such

November 30, 2014	17

Cohen & Steers Global Realty Majors ETF
Notes to Financial Statements	November 30, 2014

day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2	–

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments November 30, 2014:

Investments in Securities at Value*	Level 1- Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Common Stocks	$96,668,589	$–	$–	$96,668,589
Short Term Investments	87,315	–	–	87,315
TOTAL	$96,755,904	$–	$–	$96,755,904

*	For a detailed geographical breakdown, see the accompanying Schedule of Investments.

The Fund recognizes transfers between levels as of the end of the period. For the year ended November 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

C. Foreign Securities

The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments.

18	Annual Report

Cohen & Steers Global Realty Majors ETF
Notes to Financial Statements	November 30, 2014

Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

D. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

E. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date, net of any foreign taxes withheld. Interest income, if any, is recorded on the accrual basis.

F. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

G. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2014, permanent book and tax differences resulting primarily from differing treatment of foreign currency, investments in passive foreign investment companies, investments in real estate investment trusts and in-kind transactions were identified and reclassified among the components of the Fund’s net assets as follows:

Fund	Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss on Investments
Cohen & Steers Global Realty Majors ETF	$4,962,032	$1,085,910	$(6,047,942)

Net investment income and net realized loss, as disclosed on the Statement of Operations and net assets were not affected by this reclassification.

Under the Regulated Investment Company Modernization Act of 2010 (“the Modernization Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Modernization Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Modernization Act requires that

November 30, 2014	19

Cohen & Steers Global Realty Majors ETF
Notes to Financial Statements	November 30, 2014

post-enactment net capital losses be used before pre-enactment net capital losses. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

At November 30, 2014, the Fund had available for tax purposes unused pre-enactment capital loss carryforwards as follows:

	Expiring in 2016	Expiring in 2017	Expiring in 2018
Cohen & Steers Global Realty Majors ETF	$176,692	$809,982	$187,815

At November 30, 2014, the Fund had available for tax purposes unused post-enactment capital loss carryforwards as follows:

Fund	Short-Term	Long-Term
Cohen & Steers Global Realty Majors ETF	$722,292	$745,945

Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

The tax character of the distributions paid was as follows:

	Ordinary Income	Return of Capital	Total
November 30, 2014
Cohen & Steers Global Realty Majors ETF	$2,519,676	$–	$2,519,676
November 30, 2013
Cohen & Steers Global Realty Majors ETF	$4,134,510	$517,416	$4,651,926

As of November 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$444,788
Accumulated net realized loss on investments	(2,642,726)
Other accumulated losses	(4)
Net unrealized appreciation on investments	12,371,056
Total	$10,173,114

20	Annual Report

Cohen & Steers Global Realty Majors ETF
Notes to Financial Statements	November 30, 2014

As of November 30, 2014, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Gross Appreciation (excess of value over tax cost)	$14,365,096
Gross Depreciation (excess of tax cost over value)	(1,988,403)
Net Depreciation on Foreign Currency Transactions	(5,637)
Net unrealized appreciation (depreciation)	12,371,056

Cost of investments for income tax purposes	$84,379,211

The differences between book-basis and tax-basis are primarily due to Passive Foreign Investment Company (“PFIC”) adjustments and the deferral of losses due to wash sales.

H. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2014, the fund did not have a liability for any unrecognized tax benefits. The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) acts as the Fund’s investment adviser pursuant to an Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.55% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

November 30, 2014	21

Cohen & Steers Global Realty Majors ETF
Notes to Financial Statements	November 30, 2014

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Each Trustee who is not an officer or employee of the Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee or $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2014, the cost of purchases and proceeds from sales of investment securities, excluding in-kind transactions and short-term investments, were as follows:

Purchases	Sales
$ 11,247,059	$ 11,109,941

For the year ended November 30, 2014, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Purchases	Sales
$ –	$ 22,273,182

Gains on in-kind transactions are not considered taxable for federal income tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the net asset value per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

22	Annual Report

Cohen & Steers Global Realty Majors ETF
Additional Information	November 30, 2014 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

A description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies and information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30th is available without charge, (1) on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov; (2) upon request, by calling (toll-free) 1-866-513-5856; and (3) on the Trust’s website located at http://www.alpsfunds.com.

PORTFOLIO HOLDINGS

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q will be available (1) on the SEC’s website at http://www.sec.gov; (2) by calling (toll-free) 1-866-513-5856; (3) on the Trust’s website located at http://www.alpsfunds.com; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington D.C. Information regarding the operation of the PRR may be obtained by calling (toll-free) 1-800-732-0330.

TAX INFORMATION

The Fund designate the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2013:

	Qualified Dividend Income	Dividend Received Deduction
Cohen and Steers Global Realty Majors ETF	100.00%	0.00%

In early 2014, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2013 via Form 1099. The Fund will notify shareholders in early 2015 of amounts paid to them by the Funds, if any, during the calendar year 2014.

LISCENSING AGREEMENT

Cohen & Steers Global Realty Majors Index is a trademark of Cohen & Steers Capital Management, Inc. (“Cohen & Steers”) and has been licensed for use by ALPS Fund Services, Inc. The performance of the Cohen & Steers Global Realty Majors ETF is in no way guaranteed by Cohen & Steers, and past performance of any Cohen & Steers index upon which the Cohen & Steers Global Majors ETF is based is not an indication of potential future performance. Cohen & Steers makes no representation or warranties regarding the advisability of investing in the Cohen & Steers Global Majors ETF or any product or fund.

November 30, 2014	23

Cohen & Steers Global Realty Majors ETF
Board Considerations Regarding Approval of Investment Advisory Agreement	November 30, 2014 (Unaudited)

At an in-person meeting held on June 9, 2014, the Board of Trustees of the Trust (the “Board”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser”) with respect to the Cohen & Steers Global Realty Majors ETF (“GRI”). The Independent Trustees also met separately to consider the Advisory Agreement.

In evaluating whether to approve the Advisory Agreement for GRI, the Board considered numerous factors including (i) the nature, extent and quality of the services to be provided by the Adviser with respect to GRI under the Advisory Agreement; (ii) the advisory fees and other expenses to be paid by GRI compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to GRI by the Adviser and the profits realized by the Adviser and its affiliates from its relationship to GRI; (iv) the extent to which economies of scale would be realized if and as GRI assets increase and whether the fee level in the Advisory Agreement reflects these economies of scale; and (v) any additional benefits and other considerations, as further described below.

With respect to the nature, extent and quality of the services provided by the Adviser under the Advisory Agreement, representatives from the Adviser presented the Adviser’s materials regarding consideration of renewal of the Advisory Agreement. The Independent Trustees noted that included in the Board materials were responses by the Adviser to a questionnaire drafted by legal counsel to the Trust to assist the Board in evaluating whether to renew the Advisory Agreement (the “15(c) Materials”). The Independent Trustees considered and reviewed information concerning the services to be provided under the Advisory Agreement, the investment parameters of the index of GRI, the financial information regarding the Adviser and its parent company, information describing the Adviser’s current organizations, and the background and experience of the persons responsible for the day-to-day management of GRI.

The Board reviewed information on the performance of GRI and the performance of its benchmark index. The Board also evaluated the correlation and tracking error between the underlying index and GRI’s performance. Based on its review, the Board found that the nature and extent of services provided to GRI under the Advisory Agreement were appropriate and that the quality was satisfactory.

The Independent Trustees noted the services provided by the Adviser for the annual advisory fee of 0.55% of GRI’s average daily net assets. The Independent Trustees noted that the advisory fee for GRI was a unitary fee pursuant to which the Adviser assumes all expenses of GRI (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

The Independent Trustees reviewed the comparative fee information, including data from Lipper Analytical Services (“Lipper”). The Independent Trustees noted that Lipper’s report contained information regarding investment performance, comparisons of cost and expense structures of GRI with other funds’ cost and expense structures, as well as comparisons of GRI’s performance with the performance during similar periods of members of a Lipper identified peer expense

24	Annual Report

Cohen & Steers Global Realty Majors ETF
Board Considerations Regarding Approval of Investment Advisory Agreement	November 30, 2014 (Unaudited)

group. The Independent Trustees also noted that the advisory fee rate for GRI was higher than the median of its Lipper peer group but that GRI’s total expense ratio was slightly below the median of its peer group. The Independent Trustees also considered information provided by the Adviser about the costs and profitability of the Adviser with respect to GRI. Based on the foregoing and the other information available to them, the Independent Trustees concluded that the advisory fee for GRI was reasonable under the circumstances and in light of the quality of services provided.

The Independent Trustees also considered other benefits that may be realized by the Adviser from its relationship with GRI and concluded that the advisory fee was reasonable taking into account any such benefits. The Independent Trustees noted the relatively small size of GRI and considered whether there have been economies of scale with respect to management of GRI, whether GRI has appropriately benefited from any economies of scale, and whether the fee is reasonable in relation to GRI’s assets and any economies of scale that may exist. The Independent Trustees concluded that the Adviser was not realizing any economies of scale.

Based on consideration of all factors deemed relevant, the Independent Trustees determined that approval of the Advisory Agreement was in the best interests of GRI and its shareholders. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

In voting to approve the Advisory Agreement, the Trustees, including the Independent Trustees, concluded that the terms of the Advisory Agreement are reasonable and fair in light of the services performed, the fees paid by certain other funds, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.

November 30, 2014	25

Cohen & Steers Global Realty Majors ETF
Trustees & Officers	November 30, 2014 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address and Year of Birth of Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of the following: AV Hunter Trust; Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee	45	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (32 funds); Reaves Utility Income Fund; and Westcore Trust (12 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

26	Annual Report

Cohen & Steers Global Realty Majors ETF
Trustees & Officers	November 30, 2014 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address and Year of Birth of Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007.	45	Mr. Deems is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (32 funds); and Reaves Utility Income Fund.

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

November 30, 2014	27

Cohen & Steers Global Realty Majors ETF
Trustees & Officers	November 30, 2014 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address and Year of Birth of Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Rick A. Pederson, 1952	Trustee	Since March 2008	Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 – present; Advisory Board member, Bow River Capital Partners (private equity management), 2003 –present; Advisor, Pauls Corporation (real estate investment management and development), 2008 – present; Chairman, Ross Consulting Group (real estate consulting services) 1983 – 2013; Advisory Board, Neenan Company (construction services) 2002 – present; Board Member, Prosci Inc. (private business services), 2013 – present; Board Member, Citywide Banks (Colorado community bank) 2014 – present; Director, National Western Stock Show (not-for-profit organization); Director, Biennial of the Americas (not-for-profit organization).	23	Mr. Pederson is Trustee of Westcore Trust (12 funds) and Principal Real Estate Income Fund.

28	Annual Report

Cohen & Steers Global Realty Majors ETF
Trustees & Officers	November 30, 2014 (Unaudited)

INTERESTED TRUSTEE

Name, Address and Year of Birth of Management Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Thomas A. Carter, 1966	Trustee and President	Since March 2008	Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”), and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”) and ALPS Distributors, Inc. (“ADI”). Because of his position with AHI, ALPS, ADI, APSD and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touché LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.	29	Mr. Carter is a Trustee of ALPS Variable Investment Trust (9 funds) and Principal Real Estate Income Fund.

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

November 30, 2014	29

Cohen & Steers Global Realty Majors ETF
Trustees & Officers	November 30, 2014 (Unaudited)

OFFICERS

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Melanie H. Zimdars, 1976	Chief Compliance Officer (“CCO”)	Since December 2009	Ms. Zimdars is Vice President and Deputy Chief Compliance Officer with ALPS. Prior to joining ALPS in September 2009, Ms. Zimdars served as Principal Financial Officer, Treasurer and Secretary for the Wasatch Funds from February 2007 to December 2008. Because of her position with ALPS, Ms. Zimdars is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Zimdars is also the CCO of ALPS Variable Investment Trust, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund, Broadview Funds Trust, BLDRS Index Funds Trust and Powershares QQQ Trust.
William Parmentier, 1952	Vice President	Since March 2008	Mr. Parmentier is Chief Investment Officer of AAI (since 2006); President and Chief Executive Officer of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005 – 2006), Banc of America Investment Advisors, Inc. Because of his position with AAI, Mr. Parmentier is deemed an affiliate of the Trust as defined under the 1940 Act.
Patrick D. Buchanan, 1972	Treasurer	Since June 2012	Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of ALPS Variable Investment Trust and the Principal Real Estate Income Fund.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

30	Annual Report

Cohen & Steers Global Realty Majors ETF
Trustees & Officers	November 30, 2014 (Unaudited)

OFFICERS

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Erin D. Nelson, 1977	Secretary	Since October 2013	Ms. Nelson is Vice President and Assistant General Counsel of ALPS Advisors, Inc. Ms. Nelson joined ALPS in January, 2003. Ms. Nelson is also Secretary of the Principal Real Estate Income Fund since 2014, Clough Global Allocation Fund since 2004, Clough Global Equity Fund since 2005, Clough Global Opportunities Fund since 2006, Liberty All-Star Equity Fund since 2013 and Liberty All-Star Growth Fund since 2013. Because of her position with ALPS, Ms. Nelson is deemed an affiliate of the Trust as defined under the 1940 Act.
Jennifer A. Craig, 1973	Assistant Secretary	Since October 2013	Ms. Craig joined ALPS in 2007 and is currently Assistant Vice-Principal and Paralegal Manager of ALPS. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

November 30, 2014	31

HVPW

U.S. Equity High Volatility Put Write Index Fund

ANNUAL REPORT

NOVEMBER 30, 2014

U.S. Equity High Volatility Put Write Index Fund
Performance Overview	November 30, 2014 (Unaudited)

Investment Objective

The U.S. Equity High Volatility Put Write Index Fund (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the NYSE Arca U.S. Equity High Volatility Put Write IndexSM (the “Index”). The Index reflects the performance of a portfolio of exchange-traded put options on highly volatile stocks.

The Index measures the return of a hypothetical portfolio consisting of exchange traded put options which have been sold on each of 20 stocks and a cash position calculated. The 20 stocks on which options are sold (“written”) are those 20 stocks from a selection of the largest capitalized (over $5 billion in market capitalization) stocks which also have listed options and which have the highest volatility, as determined by the NYSE Arca, Inc. (the “NYSE Arca”), the Fund’s index provider (the “Index Provider”).

Performance Overview

The twelve month period ending November 30, 2014 marked the first full year for the US Equity High Volatility Put Write Index Fund (HVPW) which listed on the NYSE Arca on Feb 28, 2013. The Fund gained 0.84% on a total return basis from December 01, 2013 through November 30, 2014, while distributing approximately 9% or $2.24 per share in each of the Fund’s six bi-monthly distributions during this same period.

The Fund’s return was consistent with the Fund’s Underlying Index which returned 3.61%, after considering the Fund’s fees, the cost of rolling its options every two months, the compounding effect of reinvested distributions in the Index, and the fact that the Index values options at a mid price between the bid and the offer, whereas the Fund sells options closer to the bid.

Of the 120 two-month options sold by the Fund which expired prior to November 30, 2014 the average premium generated was approximately 3%. Of those 120 options, 31 expired “in-the-money”, and were subsequently closed, while 89 options expired worthless.

Because the Fund collateralizes its short put position by purchasing 3-month T-bills, part of the Fund’s return is generated by interest income. During the 12-month period ending November 30, 2013 interest rates broadly speaking remained very low. Should interest rates increase the Fund’s return due to interest income will also increase.

While not an “apples-to-apples” comparison, over the same time period (from Dec 01, 2013 through Nov 30, 2014) the S&P 500® TR index had a return of 16.9%. The Fund had an annualized historical volatility of 8.45% over this period versus the S&P 500® TR’s annualized historical volatility of 10.96%. The Fund’s correlation and beta for the period were 49.77% and 0.39 respectively as compared to the S&P 500® TR index.

Looking forward we believe the Fund’s strategy of selling high implied volatility put options on a diversified selection of 20 large-capitalization stocks with strike prices that are 15% out-of-the money will continue to provide income potential to investors while at the same time allowing the Fund to experience lower volatility than the broad market.

Definitions:

Beta: A measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole. A beta of 1 indicates that the security’s price will move with the market. A beta of less than 1 means that the security will be less volatile than the market. A beta of greater than 1 indicates that the security’s price will be more volatile than the market.

Bid: the price a buyer is willing to pay for a security.

Correlation: measures the extent of linear association between the investment performance and the benchmark performance. A high correlation (positive or negative) means that some of the investment’s performance can be explained by the performance of the benchmark. Positive correlation means that the investment is generally up when the market is up and down when the market is down. It measures only direction of movement over time and not whether the returns are similar. Negative correlation means the investment performance is generally opposite the performance of the benchmark.

“in-the-money”: this occurs if the option’s underlying stock declines below the strike price, the Fund will be required to buy the underlying stock at the strike price, effectively paying the buyer the difference between the strike price and the closing price.

Offer: the price at which publicly issued securities are made available for purchase by the investment bank underwriting the issue.

“out-of-the money”: a call option with a strike price that is higher than the market price of the underlying asset, or a put option with a strike price that is lower than the market price of the underlying asset.

Premium: the total cost of an option.

Put Options: are financial instruments that give the owner/buyer the right, but not the obligation, to sell a specified quantity of a security at a set price called the “strike” price on or before an agreed upon expiration date.

1  |  November 30, 2014

U.S. Equity High Volatility Put Write Index Fund
Performance Overview	November 30, 2014 (Unaudited)

Short put: also known as writing a put option, is generally considered more risky than going long since the Fund is obligated to honor its side of the contract should the holder decide to exercise its rights. Typically this strategy is used because the Fund believes the stock’s price will rise above the strike price, leaving the option without any value at expiration and you with the premium.

Strike Price: the specified price at which an option contract may be exercised.

Volatility: is a measure for variation of price of a financial instrument over time.. A higher volatility means that a security’s value can potentially be spread out over a larger range of values. This means that the price of the security can change dramatically over a short time period in either direction. A lower volatility means that a security’s value does not fluctuate dramatically, but changes in value at a steady pace over a period of time.

Performance (as of November 30, 2014)

	1 Year	Since Inception^
U.S. Equity High Volatility Put Write Index Fund - NAV	0.84%	5.81%
U.S. Equity High Volatility Put Write Index Fund - Market Price*	1.00%	6.12%
U.S. Equity High Volatility Put Write Index TR	3.61%	8.51%

Total Expense Ratio (per the current prospectus) 0.95%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on February 28, 2013. Total return for a period of less than one year is not annualized.

*	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

NYSE Arca U.S. Equity High Volatility Put Write IndexSM: measures the return of a hypothetical portfolio of listed put options on each of 20 stocks and a cash (US T-Bill) position. The 20 underlying stocks on which options are written are a selection of the largest capitalized (over $5 billion in market cap) US listed stocks which also have listed options and which have the highest volatility, as determined by the NYSE Arca, Inc., the Fund’s Index provider. No more than 50% of the Index positions will be from the same industry sector. Full details of the index rules, methodology, values and period, constituents can be found at http://www.nyse.com/about/listed/lcddata.html?ticker=PUTWRT.

The NYSE Arca U.S. Equity High Volatility Put Write IndexSM: is a service mark of NYSE Euronext or its affiliates and has been licensed for use by Rich Investment Solutions, LLC in connection with the U.S. Equity High Volatility Put Write Index Fund. Neither the Trust nor the Fund is sponsored, endorsed, sold or promoted by NYSE Euronext. NYSE Euronext makes no representations or warranties regarding the Trust or the Fund or the ability of the NYSE Arca U.S. Equity HighVolatility Put Write IndexSM to track general stock market performance.

S&P 500® TR Index: The Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

An investor cannot directly invest in an index.

2  |  November 30, 2014

U.S. Equity High Volatility Put Write Index Fund
Performance Overview	November 30, 2014 (Unaudited)

Growth of $10,000 (as of November 30, 2014)

Comparison of Change in Value of $10,000 Investment in the Fund and the Index

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3  |  November 30, 2014

U.S. Equity High Volatility Put Write Index Fund
Disclosure of Fund Expenses	November 30, 2014 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2014.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/14	Ending Account Value 11/30/14	Expense Ratio(a)	Expenses Paid During Period 6/1/14 - 11/30/14(b)
U.S. Equity High Volatility Put Write Index Fund
Actual	$1,000.00	$1,031.30	0.95%	$4.84
Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	0.95%	$4.81

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of  days in the most recent fiscal half year (183), divided by 365.

4  |  November 30, 2014

U.S. Equity High Volatility Put Write Index Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of U.S. Equity High Volatility Put Write Index Fund, one of the portfolios constituting the ALPS ETF Trust (the “Trust”) as of November 30, 2014, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period February 28, 2013 (Commencement of Operations) to November 30, 2013. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of U.S. Equity High Volatility Put Write Index Fund of the ALPS ETF Trust as of November 30, 2014, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period February 28, 2013 (Commencement of Operations) to November 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 29, 2015

5  |  November 30, 2014

U.S. Equity High Volatility Put Write Index Fund
Schedule of Investments	November 30, 2014

Security Description	Principal Amount	Value

SHORT TERM INVESTMENTS (101.55%)
U.S. Treasury Bills Discount Notes
0.010%, 01/15/2015(a)(b)	$6,000,000	$5,999,964
0.029%, 03/26/2015(b)	2,500,000	2,499,780
0.035%, 04/09/2015(a)(b)	10,000,000	9,998,660
0.044%, 04/23/2015(b)	34,600,000	34,593,115

TOTAL SHORT TERM INVESTMENTS (Cost $53,091,953)		53,091,519

TOTAL INVESTMENTS (101.55%) (Cost $53,091,953)		$53,091,519

NET LIABILITIES LESS OTHER ASSETS (-1.55%)		(810,401)

NET ASSETS (100.00%)		$52,281,118

(a)	All or portion of this security is being held as collateral for written options.
(b)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

SCHEDULE OF WRITTEN OPTIONS

	Expiration Date	Exercise Price	Contracts	Value

WRITTEN PUT OPTIONS
American Airlines	12/20/2014	$29.00	(895)	$(2,685)
Cheniere Energy, Inc.	12/20/2014	60.00	(432)	(34,560)
Chesapeake Energy Co.	12/20/2014	18.00	(1,443)	(28,139)
Delta Air Lines, Inc.	12/20/2014	30.00	(865)	(2,162)
Expedia, Inc.	12/20/2014	65.00	(399)	(998)
Hertz Global Holding	12/20/2014	18.00	(1,443)	(3,607)
Micron Technology	12/20/2014	25.00	(1,039)	(1,559)
Palo Alto Networks	12/20/2014	85.00	(305)	(1,525)
Pharmacyclics, Inc.	12/20/2014	95.00	(273)	(6,825)
Salix Pharmaceutical	12/20/2014	120.00	(216)	(387,720)
ServiceNow, Inc.	12/20/2014	50.00	(519)	(3,893)
Skyworks Solutions	12/20/2014	45.00	(577)	(1,442)
Splunk, Inc.	12/20/2014	47.50	(546)	(13,650)
Tesla Motors, Inc.	12/20/2014	195.00	(133)	(5,453)
T-Mobile US, Inc.	12/20/2014	23.00	(1,129)	(19,193)
Trinity Industries	12/20/2014	30.00	(865)	(47,575)
TripAdvisor, Inc.	12/20/2014	70.00	(371)	(34,317)
Twitter, Inc.	12/20/2014	43.00	(604)	(144,356)
United Continental	12/20/2014	40.00	(649)	(1,623)
Whiting Petroleum Co.	12/20/2014	50.00	(519)	(446,340)
TOTAL WRITTEN PUT OPTIONS

(Premiums received $1,557,855)				$(1,187,622)

See Notes to Financial Statements.

6  |  November 30, 2014

U.S. Equity High Volatility Put Write Index Fund
Statement of Assets and Liabilities	November 30, 2014

ASSETS:
Investments, at value	$53,091,519
Cash	35,012,034

Total Assets	88,103,553

LIABILITIES:
Written options, at value (Proceeds $1,557,855)	1,187,622
Payable for investments purchased	34,593,815
Payable to adviser	40,998

Total Liabilities	35,822,435

NET ASSETS	$52,281,118

NET ASSETS CONSIST OF:
Paid-in capital	$52,400,114
Accumulated net investment loss	(488,795)
Net unrealized appreciation on investments and written option contracts	369,799

NET ASSETS	$52,281,118

INVESTMENTS, AT COST	$53,091,953

PRICING OF SHARES
Net Assets	$52,281,118
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	2,200,002
Net Asset Value, offering and redemption price per share	$23.76

See Notes to Financial Statements.

7  |  November 30, 2014

U.S. Equity High Volatility Put Write Index Fund
Statement of Operations	For the Year Ended November 30, 2014

INVESTMENT INCOME:
Interest	$18,515

Total investment income	18,515

EXPENSES:
Investment adviser fees	531,656

Total Expenses	531,656

NET INVESTMENT LOSS	(513,141)

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized loss on investments	(8,008,887)
Net realized gain on written option contracts	8,034,521
Net change in unrealized depreciation on investments	(1,297)
Net change in unrealized appreciation on written option contracts	89,969

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND WRITTEN OPTION CONTRACTS	114,306

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(398,835)

See Notes to Financial Statements.

8  |  November 30, 2014

U.S. Equity High Volatility Put Write Index Fund

Statements of Changes in Net Assets

	For the Year Ended November 30, 2014	For the Period February 28, 2013 (Commencement of Operations) to November 30, 2013

OPERATIONS:
Net investment loss	$(513,141)	$(72,217)
Net realized gain on investments and written option contracts	25,634	602,509
Net change in unrealized appreciation on investments and written option contracts	88,672	281,127

Net increase/(decrease) in net assets resulting from operations	(398,835)	811,419

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	–	(573,349)
Tax return of capital	(5,111,591)	–

Total distributions	(5,111,591)	(573,349)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	70,217,237	28,140,938
Cost of shares redeemed	(40,804,701)	–

Net increase from share transactions	29,412,536	28,140,938

Net increase in net assets	23,902,110	28,379,008

NET ASSETS:
Beginning of period	28,379,008	–

End of period*	$52,281,118	$28,379,008

*Including accumulated net investment loss of:	$(488,795)	$(43,057)

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	1,100,002	–
Shares sold	2,800,000	1,100,002
Shares redeemed	(1,700,000)	–

Shares outstanding, end of period	2,200,002	1,100,002

See Notes to Financial Statements.

9  |  November 30, 2014

U.S. Equity High Volatility Put Write Index Fund
Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2014	For the Period February 28, 2013 (Commencement of Operations) to November 30, 2013

NET ASSET VALUE, BEGINNING OF PERIOD	$25.80	$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (a)	(0.22)	(0.18)
Net realized and unrealized gain	0.42	2.50

Total from investment operations	0.20	2.32

DISTRIBUTIONS:
From net investment income	–	(1.52)
Tax return of capital	(2.24)	–

Total distributions	(2.24)	(1.52)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(2.04)	0.80

NET ASSET VALUE, END OF PERIOD	$23.76	$25.80

TOTAL RETURN(b)	0.84%	9.51%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$52,281	$28,379

Ratio of expenses to average net assets	0.95%	0.95%(c)
Ratio of net investment loss to average net assets	(0.92%)	(0.92%)(c)
Portfolio turnover rate(d)	0%	0%

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

10  |  November 30, 2014

U.S. Equity High Volatility Put Write Index Fund

Notes to Financial Statements	November 30, 2014

1. ORGANIZATION

The ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2014, the Trust consists of sixteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the U.S. Equity High Volatility Put Write Index Fund (the “Fund”). The investment objective of the Fund is to seek investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the NYSE Arca U.S. Equity High Volatility Put Write Index (the “Underlying Index”). The Underlying Index reflects the performance of a portfolio of exchange-traded put options on highly volatile stocks. The Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund’s Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. The Fund issues and redeems Shares, at net asset value (“NAV”), in blocks of 100,000 Shares, each of which is called a “Creation Unit.” Creation Units of the Fund are issued and redeemed for cash. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of the NYSE, usually 4:00 p.m. Eastern time, each day the NYSE is open for trading. The NAV is computed by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the closing bid prices. Treasury Bills are typically valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service.

The Fund’s listed put options are valued at the mean of the most recent bid and asked prices.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the closing sale

11  |  November 30, 2014

U.S. Equity High Volatility Put Write Index Fund

Notes to Financial Statements	November 30, 2014

prices on the applicable exchange and fair value prices may not reflect the actual value of a security. A variety of factors may be considered in determining the fair value of such securities.

B. Fair Value Measurements

The Fund discloses the classification of fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy. Treasury Bills are typically valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service and are categorized as Level 1 in the hierarchy, due to their active trading, short term maturity and liquidity. Listed put options are valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service and are categorized as Level 1 in the hierarchy, due to their active trading and short-term expiration.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2	–

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments at November 30, 2014:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Short Term Investments	$–	$53,091,519	$–	$53,091,519

TOTAL	$–	$53,091,519	$–	$53,091,519

Other Financial Instruments*

Liabilities
Written Option Contracts	$(1,187,622)	$–	$–	$(1,187,622)

Total	$(1,187,622)	$–	$–	$(1,187,622)

*	Other financial instruments are instruments not reflected in the Schedule of Investments, such as written options.

12  |  November 30, 2014

U.S. Equity High Volatility Put Write Index Fund

Notes to Financial Statements	November 30, 2014

The Fund recognizes transfers between levels as of the end of the period. For the year ended November 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

D. Dividends and Distributions to Shareholders

Dividends from net investment income, if any, and any net short-term capital gains are distributed to shareholders following each 60 day period. Any other net income or capital gains will be distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code. In addition, the Fund intends to distribute, at the end of each 60-day period out of net investment income and/or net short-term capital gains, an amount of cash equal to 1.5% of the Fund’s net assets at the end of such 60-day period. If the Fund’s net investment income and net short-term capital gains are insufficient to support a 1.5% distribution in any 60-day period, the distribution will be reduced by the amount of the shortfall. As a result of the Fund’s investment strategy, it is not expected that the Fund will have income from long-term capital gains.

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2014, permanent book and tax differences resulting primarily from book/tax distribution differences and net operating loss offset to short-term term capital gains were identified and reclassified among the components of the Fund’s net assets as follows:

Fund	Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss on Investments

U.S. Equity High Volatility Put Write Index Fund	$(41,769)	$67,403	$(25,634)

Included in the amounts reclassified was a net operating loss offset to Paid-in Capital of $41,769.

Net investment income and net realized (loss), as disclosed on the Statement of Operations and net assets were not affected by this reclassification.

Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from U.S GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

The tax character of the distributions paid was as follows:

	Ordinary Income	Tax Return of Capital

November 30, 2014
U.S. Equity High Volatility Put Write Index Fund	$–	$5,111,591
November 30, 2013
U.S. Equity High Volatility Put Write Index Fund	$573,349	$–
As of November 30, 2014, the components of distributable earnings on a tax basis for the Fund were as follows:
Other accumulated losses		$(488,795)
Net unrealized appreciation on investments		369,799

Total		$(118,996)

13  |  November 30, 2014

U.S. Equity High Volatility Put Write Index Fund

Notes to Financial Statements	November 30, 2014

As of November 30 2014, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Gross appreciation (excess of value over tax cost)	$735,995
Gross depreciation (excess of tax cost over value)	(736,429)
Net appreciation of foreign currency and derivatives	370,233

Net unrealized appreciation (depreciation)	369,799

Cost of investments for income tax purposes	$53,091,953

The Fund elects to defer to the period ending November 30, 2015, late year ordinary losses in the amount of $488,795.

F. Income Taxes

No provision for income taxes are included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

G. Derivative Instruments and Hedging Activities: The following discloses the Fund’s use of derivative instruments and hedging activities.

The Fund’s investment objective permits the Fund to purchase derivative contracts including written options. In doing so, the Fund will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of the Fund’s investment objective, the Fund will use derivatives to increase or decrease its exposure to the following market risk factors:

Equity Risk: The value of the options sold by the Fund is based on the value of the stocks underlying such options. Accordingly, the Fund is exposed to equity risk, which is the risk that the value of the stocks underlying options written by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of such stock participate, or factors relating to specific companies. In such event, the value of the options sold by the Fund will likely decline. Additionally, if the value of the stocks underlying the options sold by the Fund increases, the Fund’s returns will not increase accordingly.

The Fund will seek to track the performance of the Underlying Index by selling listed 60-day put options in proportion to their weightings in the Underlying Index. By selling an option, the Fund will receive premiums from the buyer of the option, which will increase the Fund’s return if the option is not exercised and thus expires worthless. However, if the option’s underlying stock declines below the strike price, the option will finish in-the-money and the Fund will be required to buy the underlying stock at the strike price, effectively paying the buyer the difference between the strike price and the closing price. Therefore, by writing a put option, the Fund is exposed to the amount by which the price of the underlying stock is less than the strike price. Accordingly, the potential return to the Fund is limited to the amount of option premiums it receives, while the Fund can potentially lose up to the entire strike price of each option it sells. Further, if the value of the stocks underlying the options sold by the Fund increases, the Fund’s returns will not increase accordingly.

As the seller of a listed put option, the Fund incurs an obligation to buy the underlying instrument from the purchaser of the option at the option’s strike price, upon exercise by the option purchaser. If a listed put option sold by the Fund is exercised prior to the end of a 60-day period, the Fund will buy the underlying stock at the time of exercise and at the strike price, and will hold the stock until the end of the 60-day period.

14  |  November 30, 2014

U.S. Equity High Volatility Put Write Index Fund
Notes to Financial Statements	November 30, 2014

Each put option sold by the Fund will be covered through investments in three month U.S. Treasury bills at least equal to the Fund’s maximum liability under the option (i.e., the strike price). Based on requirements and agreements with certain exchanges and third party broker-dealers, the Fund has requirements to deliver securities as collateral for certain investments. Securities collateral that has been pledged to cover obligations of the Fund is noted on the Schedule of Investments.

Every 60 days, the options included within the Underlying Index are exercised or expire and new option positions are established, and the Fund will enter into new option positions accordingly and sell any underlying stocks it owns as a result of the Fund’s prior option positions having been exercised. This 60-day cycle likely will cause the Fund to have frequent and substantial portfolio turnover. If the Fund receives additional inflows (and issues more Shares accordingly in large numbers known as “Creation Units”) during a 60-day period, the Fund will sell additional listed put options which will be exercised or expire at the end of such 60-day period. Conversely, if the Fund redeems Shares in Creation Unit size during a 60-day period, the Fund will terminate the appropriate portion of the options it has sold accordingly.

Put Option Risk: Options are generally subject to volatile swings in price based on changes in value of the underlying instrument, and the options written by the Fund may be particularly subject to this risk because the underlying stocks are selected by the Index Provider to have high volatility. The Fund will incur a form of economic leverage through its use of options, which will increase the volatility of the Fund’s returns and may increase the risk of loss to the Fund. While the Fund will collect premiums on the options it writes, the Fund’s risk of loss if one or more of its options is exercised and expires in-the-money may substantially outweigh the gains to the Fund from the receipt of such option premiums. Moreover, the options sold by the Fund may have imperfect correlation to the returns of their underlying stocks.

Implied Volatility Risk: When the Fund sells a listed put option, it gains the amount of the premium it receives, but also incurs a corresponding liability representing the value of the option it has sold (until the option is exercised and finishes in the money or expires worthless). The value of the options in which the Fund invests is partly based on the volatility used by market participants to price such options (i.e., implied volatility). Accordingly, increases in the implied volatility of such options will cause the value of such options to increase (even if the prices of the options’ underlying stocks do not change), which will result in a corresponding increase in the liabilities of the Fund under such options and thus decrease the Fund’s NAV. The Fund is therefore exposed to implied volatility risk before the options expire or are exercised. This is the risk that the value of the implied volatility of the options sold by the Fund will increase due to general market and economic conditions, perceptions regarding the industries in which the issuers of such stock participate, or factors relating to specific companies.

Transactions in written option contracts during the year ended November 30, 2014, were as follows:

	Written Put Options
	Number of Contracts	Premiums

Options outstanding at November 30, 2013	(7,430)	$1,039,328
Options written	(98,300)	11,945,539
Options exercised	13,841	(1,394,650)
Options expired	66,649	(8,167,573)
Options closed	12,018	(1,864,789)

Options outstanding at November 30, 2014	(13,222)	$1,557,855

Market Value at November 30, 2014		$(1,187,622)

The effect of derivatives instruments on the Statement of Assets and Liabilities as of November 30, 2014:

	Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value

U.S. Equity High Volatility Put Write Index Fund
Equity Contracts (Written Options)	Options written, at value	$1,187,622

		$1,187,622

15  |  November 30, 2014

U.S. Equity High Volatility Put Write Index Fund

Notes to Financial Statements	November 30, 2014

The effect of derivatives instruments on the Statement of Operations for the year ended November 30, 2014:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income

U.S. Equity High Volatility Put Write Index Fund
Equity Contracts (Written Options)	Net realized gain on written option contracts/Net change in unrealized appreciation on written option contracts	$8,034,521	$89,969

Total		$8,034,521	$89,969

The average written option contracts volume was 14,086 during the year ended November 30, 2014.

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.95% of the Fund’s average daily net assets. From time to time, the Investment Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Investment Adviser pays substantially all expenses of the Fund, including the fees of the Sub-Adviser and the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business. The Adviser’s unitary management fee is designed pay substantially all the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

Rich Investment Solutions, LLC acts as the Fund’s sub-adviser (“Sub-Adviser”) pursuant to a sub-advisory agreement with the Adviser (the ‘‘Sub-Advisory Agreement’’). Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser, on a monthly basis, a portion of the advisory fees it receives from the Fund, on an annual rate of 0.80% of average net assets.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund. Each Trustee who is not an officer or employee of the Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee or $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2014, the cost of purchases and proceeds from sales of common stock related to exercised written put options were as follows:

Fund	Purchases	Sales

U.S. Equity High Volatility Put Write Index Fund	$77,338,277	$69,329,369

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund on a cash basis only in Creation Unit size aggregations of 100,000. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund.

16  |  November 30, 2014

U.S. Equity High Volatility Put Write Index Fund

Additional Information	November 30, 2014 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

The Trust is required to disclose annually each Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for each Fund also will be available at no charge upon request by calling 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203. Each Fund’s Form N-PX also is available on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-Q. The Trust will also disclose a complete schedule of each Fund’s portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters. Form N-Q and Form N-CSR for each Fund will be available on the SEC’s website at http://www.sec.gov. Each Fund’s Form N-Q and Form N-CSR may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850. Each Fund’s Form N-Q and Form N-CSR will be available without charge, upon request, by calling 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

LICENSING AGREEMENT

The U.S. Equity High Volatility Put Write Index Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext or its affiliates (“NYSE Euronext”). NYSE Euronext makes no representation or warranty regarding the advisability of investing in securities generally, in The U.S. Equity High Volatility Put Write Index Fund particularly, or the ability of the NYSE Arca U.S. Equity High Volatility Put Write IndexSM to track general stock market performance.

NYSE EURONEXT MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE NYSE ARCA U.S. EQUITY HIGH VOLATILITY PUT WRITE INDEXSM OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL NYSE EURONEXT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOSS OF PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

17  |  November 30, 2014

U.S. Equity High Volatility Put Write Index Fund

Board Considerations Regarding Approval of Investment Advisory Agreement	November 30, 2014 (Unaudited)

At an in-person meeting held on June 9, 2014, the Board of Trustees of the Trust (the “Board”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser”) and the Sub-Advisory Agreement with Rich Investment Solutions, LLC (the “Sub-Adviser”) with respect to the U.S. High Volatility Put Write Index Fund (“HVPW”). The Independent Trustees also met separately to consider the Advisory and Sub-Advisory Agreements.

In evaluating whether to approve the Advisory and Sub-Advisory Agreements for HVPW, the Board considered numerous factors, including (i) the nature, extent and quality of the services to be provided by the Adviser and Sub-Adviser with respect to HVPW under the Advisory Agreement and Sub-Advisory Agreement; (ii) the advisory and sub-advisory fees and other expenses to be paid by HVPW compared to those of similar funds managed and serviced by other investment advisers and sub-advisers; (iii) the profitability to the Adviser and Sub-Adviser of its proposed advisory and sub-advisory relationships with HVPW and reasonableness of compensation to the Adviser and Sub-Adviser; (iv) the extent to which economies of scale would be realized if and as HVPW assets increase and whether the fee levels in the Advisory Agreement and Sub-Advisory Agreement reflects these economies of scale; and (v) any additional benefits and other considerations, as further described below.

With respect to the nature, extent and quality of the services to be provided by the Adviser under the Advisory Agreement and the Sub-Adviser under the Sub-Advisory Agreement, representatives from the Adviser presented the Adviser’s material regarding consideration of renewal of the Advisory Agreement and representatives from the Sub-Adviser presented the Sub-Adviser’s material regarding consideration of renewal of the Sub-Advisory Agreement. The Independent Trustees noted that included in the Board materials were responses by the Adviser and the Sub-Adviser to a questionnaire drafted by legal counsel to the Trust to assist the Board in evaluating whether to renew the Advisory Agreement and the Sub-Advisory Agreement (the “15(c) Materials”). The Independent Trustees considered and reviewed information concerning the services to be provided under the Advisory Agreement and the Sub-Advisory Agreement, the proposed investment parameters of the index for HVPW, financial information regarding the Adviser, its parent company and the Sub-Adviser, information describing the Adviser’s and the Sub-Adviser’s current organizations and the background and experience of the persons responsible for the day-to-day management of HVPW.

The Independent Trustees reviewed information on the performance of HVPW and the performance of its benchmark index. The Trustees also evaluated the correlation and tracking error between the underlying index and HVPW’s performance. Based upon their review, the Independent Trustees concluded that the nature and extent of services provided to HVPW under the Advisory Agreement and the Sub-Advisory Agreement were appropriate and that the quality was satisfactory.

The Board noted the services to be provided by the Adviser for the annual advisory fee of 0.95% of HVPW’s average daily net assets. The Board also noted that the Sub-Adviser would receive an annual fee of 0.80% of HVPW’s average daily net assets out of the advisory fee. The Adviser considered the reasonableness of the fee split between the Adviser and Sub-Adviser, taking into account the services provided and expenses assumed by the Sub-Adviser. The Board also considered that the advisory fee was a unitary fee pursuant to which the Adviser will assume all expenses of HVPW (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

The Independent Trustees reviewed the comparative fee information, including data from Lipper Analytical Services (“Lipper”). The Independent Trustees noted that Lipper’s report contained comparisons of the cost and expense structures of HVPW with other funds’ cost and expense structures during similar periods of members of a Lipper identified peer expense group. The Independent Trustees also noted that the advisory fee was higher than the median of its Lipper peer group, however its total expenses were equal to the peer group median. The Independent Trustees further noted that Lipper intentionally omitted the performance group and performance universe due to the limited performance history of HVPW. The Independent Trustees reviewed the supplemental comparative expense data provided by Sub-Adviser. The Independent Trustees considered information provided by the Adviser and Sub-Adviser about the costs and profitability of the Adviser and Sub-Adviser with respect to HVPW. Based on the foregoing and the other information available to them, the Independent Trustees concluded that the advisory and sub-advisory fees for HVPW were reasonable under the circumstances and in light of the quality of services provided.

The Independent Trustees also considered other benefits that may be realized by the Adviser and Sub-Adviser from their respective relationships with HVPW and concluded that the advisory and sub-advisory fees were reasonable taking into account such benefits. The Independent Trustees noted the relatively small size of HVPW and considered whether there have been economies of scale with respect to management of HVPW, whether HVPW has appropriately benefited from any economies of scale, and whether the fee is reasonable in relation to HVPW’s assets and any economies of scale that may exist. The Independent Trustees concluded that the Adviser was not realizing any economies of scale.

Based on consideration of all factors deemed relevant, the Independent Trustees determined that approval of the Advisory and Sub-Advisory Agreements was in the best interests of HVPW. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

In voting to approve the Advisory and Sub-Advisory Agreements, the Trustees, including the Independent Trustees, concluded that the terms of the Advisory and Sub-Advisory Agreements are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.

18  |  November 30, 2014

U.S. Equity High Volatility Put Write Index Fund

Trustees & Officers	November 30, 2014 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address and Year of Birth of Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees

Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of the following: AV Hunter Trust; Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	45	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (32 funds); Reaves Utility Income Fund; and Westcore Trust (12 funds).

Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007.	45	Mr. Deems is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (32 funds); and Reaves Utility Income Fund.

Rick A. Pederson, 1952	Trustee	Since March 2008

Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 – present; Advisory Board member, Bow River Capital Partners (private equity management), 2003 – present; Advisor, Pauls Corporation (real estate investment management and development), 2008 – present; Chairman, Ross Consulting Group (real estate consulting services) 1983 – 2013; Advisory Board, Neenan Company (construction services) 2002 – present; Board Member, Prosci Inc. (private business services), 2013 – present; Board Member, Citywide Banks (Colorado community bank) 2014 – present; Director, National Western Stock Show (not-for- profit organization); Director, Biennial of the Americas (not-for-profit organization).

				23	Mr. Pederson is Trustee of Westcore Trust (12 funds) and Principal Real Estate Income Fund.

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

19  |  November 30, 2014

U.S. Equity High Volatility Put Write Index Fund

Trustees & Officers	November 30, 2014 (Unaudited)

INTERESTED TRUSTEE

Name, Address and Year of Birth of Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees

Thomas A. Carter, 1966	Trustee and President	Since March 2008

Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”), and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”) and ALPS Distributors, Inc. (“ADI”). Because of his position with AHI, ALPS, ADI, APSD and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touché LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.

				29	Mr. Carter is a Trustee of ALPS Variable Investment Trust (9 funds) and Principal Real Estate Income Fund.

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

20  |  November 30, 2014

U.S. Equity High Volatility Put Write Index Fund

Trustees & Officers	November 30, 2014 (Unaudited)

OFFICERS

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years

Melanie Zimdars, 1976	Chief Compliance Officer (“CCO”)	Since December 2009

Ms. Zimdars is Vice President and Deputy Chief Compliance Officer with ALPS. Prior to joining ALPS in September 2009, Ms. Zimdars served as Principal Financial Officer, Treasurer and Secretary for the Wasatch Funds from February 2007 to December 2008. Because of her position with ALPS, Ms. Zimdars is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Zimdars is also the CCO of ALPS Variable Investment Trust, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund, Broadview Funds Trust, BLDRS Index Funds Trust and Powershares QQQ Trust.

William Parmentier, 1952	Vice President	Since March 2008

Mr. Parmentier is Chief Investment Officer of AAI (since 2006); President and Chief Executive Officer of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005 – 2006), Banc of America Investment Advisors, Inc. Because of his position with AAI, Mr. Parmentier is deemed an affiliate of the Trust as defined under the 1940 Act.

Patrick D. Buchanan, 1972	Treasurer	Since June 2012

Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of ALPS Variable Investment Trust and the Principal Real Estate Income Fund.

Erin D. Nelson, 1977	Secretary	Since October 2013

Ms. Nelson is Vice President and Assistant General Counsel of ALPS Advisors, Inc. Ms. Nelson joined ALPS in January, 2003. Ms. Nelson is also Secretary of the Principal Real Estate Income Fund since 2014, Clough Global Allocation Fund since 2004, Clough Global Equity Fund since 2005, Clough Global Opportunities Fund since 2006, Liberty All-Star Equity Fund since 2013 and Liberty All-Star Growth Fund since 2013. Because of her position with ALPS, Ms. Nelson is deemed an affiliate of the Trust as defined under the 1940 Act.

Jennifer A. Craig, 1973	Assistant Secretary	Since October 2013

Ms. Craig joined ALPS in 2007 and is currently Assistant Vice-Principal and Paralegal Manager of ALPS. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

21  |  November 30, 2014

The U.S. Equity High Volatility Put Write Index Fund is distributed by ALPS Portfolio Solutions Distributor, Inc.

November 30, 2014

annual REPORT

RIGS

RIVERFRONT
STRATEGIC INCOME FUND

An ALPS Advisors Solution

table of

www.alpsfunds.com

RiverFront Strategic Income Fund

Performance Overview	November 30, 2014 (Unaudited)

Investment Objective

The RiverFront Strategic Income Fund (the “Fund”) seeks total return, with an emphasis on income as the source of that total return. The Fund seeks to achieve its investment objective by investing in a global portfolio of fixed income securities of various maturities, ratings and currency denominations. The Fund intends to utilize various investment strategies in a broad array of fixed income sectors.

Performance Overview

RIGS underperformed the Barclays Capital U.S. Aggregate Bond Index over the twelve month period from 12/1/13 through 11/30/14 in what was a challenging environment for shorter duration and high yield fixed income portfolios. Over the twelve months, RIGS returned 3.30% (3.80% NAV) vs. 5.27% for the Barclays Capital U.S. Aggregate Bond Index. RIGS was comprised entirely of shorter maturity high yield bonds during this period, and its performance was negatively impacted by its shorter duration and widening risk premiums during the second half of the year. Shorter maturity bonds generally underperformed longer maturity bonds during this time period, as yields on shorter-term (2-5 year) U.S. Treasuries rose about 10-30 basis points (“Bps”), while longer-term (10 years) yields actually fell over 50 basis points. In addition, lower rated bonds generally underperformed higher quality bonds, as risk premiums on shorter-term high yield bonds widened about 100 bps. However RIGS did perform relatively well when compared to the Bank of America Merrill Lynch 1-5 Year US Cash Pay High Yield Index which was up 2.43%. Factors that contributed to RIGS outperformance versus the short-term high yield index included the higher credit quality of its holdings and its underweighting to the high yield energy sector, as oil prices fell precipitously. We continue to believe that short-term high yield bonds offer an attractive risk/reward profile, especially after the recent sell-off in the sector pushed yields back above 6%. We believe that the high yield default rate is likely to remain below its historical average (excluding the energy sector) over the next couple of years, as the U.S. economy continues to improve and corporate balance sheets remain strong. In addition, even as monetary policy in the U.S. becomes less accommodative in 2015, quantitative easing programs by the Bank of Japan and the European Central Bank should help keep global liquidity strong and global yields at historically low levels. This will likely make higher yielding assets relatively attractive, although volatility is likely to remain high.

Performance (as of November 30, 2014)

	1 Year	Since Inception^
RiverFront Strategic Income Fund – NAV	3.80%	5.18%
RiverFront Strategic Income Fund – Market Price*	3.30%	5.18%
Barclays Capital U.S. Aggregate Bond Index	5.27%	4.96%

Total Expense Ratio (per the current prospectus) 0.22%.

Performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Call 1-866-759-5679 for current month end performance.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on October 8, 2013.

*	Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times

Basis Points, or BPS, are units that are equal to 1/100th of 1% and are used to denote the change in a financial instrument.

Barclays Capital U.S. Aggregate Bond Index - An unmanaged index composed of securities from the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes.

The BofA Merrill Lynch 1-5 Year US Cash Pay High Yield Index is a subset of the BofA Merrill Lynch US Cash Pay High Yield Index including all securities with a remaining term to final maturity less than 5 years.

An investor cannot invest directly in an index.

1  |  November 30, 2014

RiverFront Strategic Income Fund

Performance Overview	November 30, 2014 (Unaudited)

Top 10 Holdings* (as of November 30, 2014)

AES Corp., Sr. Unsec.	3.97%
Frontier Communications Corp., Sr. Unsec.	3.77%
ArcelorMittal, Sr. Unsec.	3.64%
HCA, Inc., First Lien	3.60%
DISH DBS Corp., Sr. Unsec.	3.59%
Lamar Media Corp., Sr. Sub.	3.48%
MGM Resorts International, Sr. Unsec.	3.48%
United Rentals North America, Inc., Sr. Unsec.	3.43%
Windstream Corp., Sr. Unsec.	3.36%
NRG Energy, Inc., Sr. Unsec.	3.34%
Total % of Top 10 Holdings	35.66%

*	% of Total Investments.

Future holdings are subject to change.

Asset Allocation* (as of November 30, 2014)

Growth of $10,000 (as of November 30, 2014)

Comparison of Change in Value of $10,000 Investment in the Fund and the Index

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2  |  November 30, 2014

RiverFront Strategic Income Fund

Disclosure of Fund Expenses	November 30, 2014 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs:(1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held though November 30, 2014.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/14	Ending Account Value 11/30/14	Expense Ratio(a)	Expenses Paid During Period 6/1/14 - 11/30/14(b)
Actual	$ 1,000.00	$ 1,001.90	0.22%	$ 1.10
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,023.97	0.22%	$ 1.12

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

3  |  November 30, 2014

RiverFront Strategic Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Riverfront Strategic Income Fund, one of the portfolios constituting the ALPS ETF Trust (the “Trust”) as of November 30, 2014, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period October 8, 2013 (Commencement) to November 30, 2013. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Riverfront Strategic Income Fund of the ALPS ETF Trust as of November 30, 2014, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period October 8, 2013 (Commencement) to November 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 29, 2015

4  |  November 30, 2014

RiverFront Strategic Income Fund

Schedule of Investments	November 30, 2014

Security Description	Principal Amount	Value

CORPORATE BONDS (95.77%)
Consumer Discretionary (20.90%)
Autonation, Inc., Sr. Unsec.
6.75%, 04/15/2018	$6,250,000	$7,094,394
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Sr. Unsec.
4.88%, 11/15/2017	10,357,000	10,719,495
Cablevision Systems Corp., Sr. Unsec.
8.63%, 09/15/2017	7,116,000	8,076,660
Constellation Brands Inc., Sr. Unsec.
3.88%, 11/15/2019	6,000,000	6,126,600
CSC Holdings LLC, Sr. Unsec.
7.88%, 02/15/2018	4,000,000	4,550,000
DISH DBS Corp., Sr. Unsec.
4.25%, 04/01/2018	10,558,000	10,769,159
7.88%, 09/01/2019	2,000,000	2,290,000
General Motors Financial Co., Inc., Sr. Unsec.
4.75%, 08/15/2017	1,830,000	1,941,630
Lamar Media Corp., Sr. Sub.
5.88%, 02/01/2022	12,067,000	12,670,350
Lear Corp., Sr. Unsec.
4.75%, 01/15/2023	250,000	250,000
MGM Resorts International, Sr. Unsec.
7.63%, 01/15/2017	11,703,000	12,668,498

Total Consumer Discretionary		77,156,786

Consumer Staples (2.52%)
Smithfield Foods, Inc., Sr. Unsec.
7.75%, 07/01/2017	8,308,000	9,304,960

Total Consumer Staples		9,304,960

Energy (5.73%)
Access Midstream Partners LP/ACMP Finance Corp., Sr. Unsec.
6.13%, 07/15/2022	11,035,000	11,752,275
Continental Resources, Inc., Sr. Unsec.
5.00%, 09/15/2022	7,995,000	8,244,604
El Paso LLC, Sr. Unsec.
6.50%, 09/15/2020	1,000,000	1,144,375

Total Energy		21,141,254

Financials (5.71%)
Ally Financial, Inc., Sr. Unsec.
5.50%, 02/15/2017	8,447,000	8,901,026
CIT Group, Inc., Sr. Unsec.
4.25%, 08/15/2017	11,603,000	11,893,075

Security Description	Principal Amount	Value

Financials (continued)
E*Trade Financial Corp., Sr. Unsec.
6.38%, 11/15/2019	$250,000	$268,750

Total Financials		21,062,851

Health Care (16.22%)
Biomet, Inc., Sr. Unsec.
6.50%, 08/01/2020	10,021,000	10,753,736
CHS/Community Health Systems, Inc., First Lien
5.13%, 08/15/2018	10,330,000	10,652,813
DaVita HealthCare Partners, Inc., Sr. Unsec.
6.63%, 11/01/2020	3,500,000	3,677,188
5.75%, 08/15/2022	1,000,000	1,060,000
Fresenius Medical Care US Finance II, Inc., Sr. Unsec.
5.63%, 07/31/2019(a)	8,000,000	8,640,000
HCA, Inc., First Lien
6.50%, 02/15/2020	11,803,000	13,086,575
Tenet Healthcare Corp., First Lien
6.25%, 11/01/2018	11,046,000	11,998,717

Total Health Care		59,869,029

Industrials (14.44%)
ADT Corp., Sr. Unsec.
2.25%, 07/15/2017	10,300,000	9,958,813
Aircastle, Ltd., Sr. Unsec.
6.75%, 04/15/2017	10,566,000	11,384,865
Case New Holland Industrial, Inc., Sr. Unsec.
7.88%, 12/01/2017	8,075,000	9,084,375
United Rentals North America, Inc., Sr. Unsec.
7.38%, 05/15/2020	11,500,000	12,477,499
WESCO Distribution, Inc., Sr. Unsec.
5.38%, 12/15/2021	10,150,000	10,391,063

Total Industrials		53,296,615

Information Technology (2.87%)
Flextronics International, Ltd., Sr. Unsec.
4.63%, 02/15/2020	10,392,000	10,601,918

Total Information Technology		10,601,918

Materials (9.98%)
ArcelorMittal, Sr. Unsec.
6.13%, 06/01/2018	2,900,000	3,081,250
5.75%, 08/05/2020(b)	9,671,000	10,154,550
Ball Corp., Sr. Unsec.
5.00%, 03/15/2022	10,063,000	10,465,520

See Notes to Financial Statements.

5 | November 30, 2014

RiverFront Strategic Income Fund

Schedule of Investments	November 30, 2014

Security Description	Principal Amount	Value

Materials (continued)
Huntsman Intl LLC, Sr. Unsec.
4.88%, 11/15/2020	$2,095,000	$2,142,138
United States Steel Corp., Sr. Unsec.
6.05%, 06/01/2017	8,026,000	8,668,080
7.00%, 02/01/2018	2,114,000	2,309,545

Total Materials		36,821,083

Telecommunication Services (10.19%)
CenturyLink, Inc., Sr. Unsec., Series V
5.63%, 04/01/2020	11,000,000	11,646,250
Frontier Communications Corp., Sr. Unsec.
8.25%, 04/15/2017	12,185,000	13,708,125
Windstream Corp., Sr. Unsec.
7.88%, 11/01/2017	11,055,000	12,236,503

Total Telecommunication Services		37,590,878

Utilities (7.21%)
AES Corp., Sr. Unsec.
8.00%, 10/15/2017	1,344,000	1,528,800
8.00%, 06/01/2020	11,065,000	12,918,388
NRG Energy, Inc., Sr. Unsec.
7.63%, 01/15/2018	10,950,000	12,154,500

Total Utilities		26,601,688

TOTAL CORPORATE BONDS (Cost $353,424,635)		353,447,062

Security Description	7 Day Yield	Shares	Value

SHORT TERM INVESTMENTS (2.77%)
Dreyfus Treasury Prime Cash Management, Institutional Shares	0.000% (c)	10,230,147	$10,230,147

TOTAL SHORT TERM INVESTMENTS (Cost $10,230,147)			10,230,147

TOTAL INVESTMENTS (98.54%) (Cost $363,654,782)			$363,677,209

NET OTHER ASSETS AND LIABILITIES (1.46%)			$5,387,946

NET ASSETS (100.00%)			$369,065,155

(a)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $8,640,000, representing 2.34% of net assets.

(b)	Represents a step bond. Rate disclosed is as of November 30, 2014.
(c)	Less than 0.0005%.

Common Abbreviations:

LLC - Limited Liability Company.

LP - Limited Partnership.

Ltd. - Limited.

Sr. - Senior.

Sub. - Subordinated.

Unsec. - Unsecured.

See Notes to Financial Statements.

6 | November 30, 2014

RiverFront Strategic Income Fund

Statement of Assets and Liabilities	November 30, 2014

ASSETS:
Investments, at value	$363,677,209
Cash	1,480
Interest receivable	5,453,301

Total Assets	369,131,990

LIABILITIES:
Payable to adviser	66,835

Total Liabilities	66,835

NET ASSETS	$369,065,155

NET ASSETS CONSIST OF:
Paid-in capital	$368,783,335
Accumulated net investment income	31,264
Accumulated net realized gain on investments	228,129
Net unrealized appreciation on investments	22,427

NET ASSETS	$369,065,155

INVESTMENTS, AT COST	$363,654,782

PRICING OF SHARES
Net Assets	$369,065,155
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	14,750,002
Net Asset Value, offering and redemption price per share	$25.02

See Notes to Financial Statements.

7  |  November 30, 2014

RiverFront Strategic Income Fund

Statement of Operations	For the Year Ended November 30, 2014

INVESTMENT INCOME:
Interest	$9,644,329

Total Investment Income	9,644,329

EXPENSES:
Investment adviser and sub-adviser fees (note 3)	1,260,657

Total Expenses	1,260,657
Less fees waived/reimbursed by sub-adviser (note 3)	(657,734)

Net Expenses	602,923

NET INVESTMENT INCOME	9,041,406

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain on investments	396,073
Net change in unrealized depreciation on investments	(454,991)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(58,918)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,982,488

See Notes to Financial Statements.

8  |  November 30, 2014

RiverFront Strategic Income Fund

Statements of Changes in Net Assets

	For the Year Ended November 30, 2014	For the Period October 8, 2013 (Commencement) to November 30, 2013

OPERATIONS:
Net investment income	$9,041,406	$246,930
Net realized gain on investments	396,073	–
Net change in unrealized appreciation/(depreciation) on investments	(454,991)	477,418

Net increase in net assets resulting from operations	8,982,488	724,348

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(9,145,080)	(111,992)

Total distributions	(9,145,080)	(111,992)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	294,599,065	96,489,989
Shares redeemed	(22,473,663)	–

Net increase from share transactions	272,125,402	96,489,989

Net increase in net assets	271,962,810	97,102,345

NET ASSETS:
Beginning of period	97,102,345	–

End of period*	$369,065,155	$97,102,345

*Including accumulated net investment income of:	$31,264	$134,938

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	3,900,002	–
Shares sold	11,750,000	3,900,002
Shares redeemed	(900,000)	–

Shares outstanding, end of period	14,750,002	3,900,002

See Notes to Financial Statements.

9  |  November 30, 2014

RiverFront Strategic Income Fund

Financial Highlights	For a share outstanding throughout the periods presented

	For the Year Ended November 30, 2014	For the Period October 8, 2013 (Commencement) to November 30, 2013

NET ASSET VALUE, BEGINNING OF PERIOD	$24.90	$24.42

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.83	0.11
Net realized and unrealized gain	0.11	0.40

Total from investment operations	0.94	0.51

DISTRIBUTIONS:
From net investment income	(0.82)	(0.03)

Total distributions	(0.82)	(0.03)

NET INCREASE IN NET ASSET VALUE	0.12	0.48

NET ASSET VALUE, END OF PERIOD	$25.02	$24.90

TOTAL RETURN(b)	3.80%	2.08%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$369,065	$97,102

Ratio of expenses excluding waiver/reimbursement to average net assets	0.46%	0.46%(c)
Ratio of expenses including waiver/reimbursement to average net assets	0.22%	0.22%(c)
Ratio of net investment income including expenses waiver/reimbursement to average net assets	3.30%	3.28%(c)
Portfolio turnover rate(d)	27%	0%

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover rate is not annualized.

See Notes to Financial Statements.

10  |  November 30, 2014

RiverFront Strategic Income Fund

Notes to Financial Statements	November 30, 2014

1. ORGANIZATION

The ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2014, the Trust consists of sixteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the RiverFront Strategic Income Fund (the “Fund”). The investment objective of the Fund is to seek total return, with an emphasis on income as the source of that total return.

The Fund’s Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. The Fund issues and redeems Shares at Net Asset Value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities and/or cash. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the closing bid prices.

Fixed-income obligations having a remaining maturity of greater than 60 days are typically valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the closing sale prices on the applicable exchange and fair value prices may not reflect the actual value of a security. A variety of factors may be considered in determining the fair value of such securities.

11  |  November 30, 2014

RiverFront Strategic Income Fund

Notes to Financial Statements	November 30, 2014

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2	–

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2014:

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Corporate Bonds	$–	$353,447,062	$–	$353,447,062
Short Term Investments	10,230,147	–	–	10,230,147

TOTAL	$10,230,147	$353,447,062	$–	$363,677,209

*For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Fund recognizes transfers between levels as of the end of the period. For the year ended November 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

12  |  November 30, 2014

RiverFront Strategic Income Fund

Notes to Financial Statements	November 30, 2014

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid monthly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2014, permanent book and tax differences resulting primarily from in-kind transactions were identified and reclassified among the components of the Fund’s net assets as follows:

		Accumulated Net Realized
Fund	Paid-in Capital	Loss on Investments

RiverFront Strategic Income Fund	$167,944	$(167,944)

Net investment income and net realized gain, as disclosed on the Statement of Operations, and net assets were not affected by these reclassifications.

Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

The tax character of the distributions paid was as follows:

Ordinary Income

November 30, 2014
RiverFront Strategic Income Fund	$9,145,080
November 30, 2013
RiverFront Strategic Income Fund	$111,992

As of November 30, 2014, the components of distributable earnings on a tax basis were as follows:

RiverFront Strategic
Income Fund
Undistributed net investment income	$234,667
Accumulated net realized gain on investments	24,726
Net unrealized appreciation on investments	22,427

Total	$281,820

As of November 30, 2014, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes

RiverFront Strategic Income Fund	$1,392,875	$(1,370,448)	$22,427	$363,654,782

13  |  November 30, 2014

RiverFront Strategic Income Fund

Notes to Financial Statements	November 30, 2014

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) acts as the Fund’s investment adviser pursuant to an Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser an annual management fee for the services and facilities it provides equal to 0.22% of the Fund’s average daily net assets.

Out of the advisory fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

RiverFront Investment Group, LLC acts as the Fund’s sub-adviser (“Sub-Adviser”) pursuant to a sub-advisory agreement with the Trust (the ‘‘Sub-Advisory Agreement’’). Pursuant to the Sub-Advisory Agreement, the Fund pays the Sub-Adviser a sub-advisory fee for the services it provides, payable on a monthly basis at the annual rate of 0.24% of the Fund’s average daily net assets. However, the Sub-Adviser has agreed to waive all of its sub-advisory fee until at least March 31, 2015. This waiver may only be terminated by the Fund’s Board (and not by the Fund’s Sub-Adviser) prior to such date.

The Fund’s total annual management fees of 0.46% consists of 0.22% paid to the Fund’s adviser and a fee of 0.24% paid to the Fund’s sub-adviser.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Each Trustee who is not an officer or employee of the Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2014, the cost of purchases and proceeds from sales of investment securities, excluding in-kind transactions and short-term investments, were as follows:

Fund	Purchases	Sales

RiverFront Strategic Income Fund	$126,002,323	$68,601,048

For the year ended November 30, 2014, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales

RiverFront Strategic Income Fund	$229,434,348	$22,026,939

Gains on in-kind transactions are not considered taxable for federal income tax purposes.

14  |  November 30, 2014

RiverFront Strategic Income Fund

Notes to Financial Statements	November 30, 2014

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the net asset value per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

15  |  November 30, 2014

RiverFront Strategic Income Fund

Additional Information	November 30, 2014 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

The Trust is required to disclose annually each Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for each Fund also will be available at no charge upon request by calling 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203. Each Fund’s Form N-PX also is available on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-Q. The Trust will also disclose a complete schedule of each Fund’s portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters. Form N-Q and Form N-CSR for each Fund will be available on the SEC’s website at http://www.sec.gov. Each Fund’s Form N-Q and Form N-CSR may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850. Each Fund’s Form N-Q and Form N-CSR will be available without charge, upon request, by calling 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

16  |  November 30, 2014

RiverFront Strategic Income Fund

Trustees & Officers	November 30, 2014 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address and Year of Birth of Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of the following: AV Hunter Trust; Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	45	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (32 funds); Reaves Utility Income Fund; and Westcore Trust (12 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007.	45	Mr. Deems is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (32 funds); and Reaves Utility Income Fund.
Rick A. Pederson, 1952	Trustee	Since March 2008	Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 – present; Advisory Board member, Bow River Capital Partners (private equity management), 2003 – present; Advisor, Pauls Corporation (real estate investment management and development), 2008 – present; Chairman, Ross Consulting Group (real estate consulting services) 1983 – 2013; Advisory Board, Neenan Company (construction services) 2002 – present; Board Member, Prosci Inc. (private business services), 2013 – present; Board Member, Citywide Banks (Colorado community bank) 2014 – present; Director, National Western Stock Show (not-for- profit organization); Director, Biennial of the Americas (not-for-profit organization).	23	Mr. Pederson is Trustee of Westcore Trust (12 funds) and Principal Real Estate Income Fund.

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

17  |  November 30, 2014

RiverFront Strategic Income Fund

Trustees & Officers	November 30, 2014 (Unaudited)

INTERESTED TRUSTEE

Name, Address and Year of Birth of Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Thomas A. Carter, 1966	Trustee and President	Since March 2008

Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”), and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”) and ALPS Distributors, Inc. (“ADI”). Because of his position with AHI, ALPS, ADI, APSD and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touché LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.

				29	Mr. Carter is a Trustee of ALPS Variable Investment Trust (9 funds) and Principal Real Estate Income Fund.

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

18  |  November 30, 2014

RiverFront Strategic Income Fund

Trustees & Officers	November 30, 2014 (Unaudited)

OFFICERS

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Melanie H. Zimdars, 1976	Chief Compliance Officer (“CCO”)	Since December 2009

Ms. Zimdars is Vice President and Deputy Chief Compliance Officer with ALPS. Prior to joining ALPS in September 2009, Ms. Zimdars served as Principal Financial Officer, Treasurer and Secretary for the Wasatch Funds from February 2007 to December 2008. Because of her position with ALPS, Ms. Zimdars is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Zimdars is also the CCO of ALPS Variable Investment Trust, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund, Broadview Funds Trust, BLDRS Index Funds Trust and Powershares QQQ Trust.

William Parmentier, 1952	Vice President	Since March 2008

Mr. Parmentier is Chief Investment Officer of AAI (since 2006); President and Chief Executive Officer of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005 – 2006), Banc of America Investment Advisors, Inc. Because of his position with AAI, Mr. Parmentier is deemed an affiliate of the Trust as defined under the 1940 Act.

Patrick D. Buchanan, 1972	Treasurer	Since June 2012

Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of ALPS Variable Investment Trust and the Principal Real Estate Income Fund.

Erin D. Nelson, 1977	Secretary	Since October 2013

Ms. Nelson is Vice President and Assistant General Counsel of ALPS Advisors, Inc. Ms. Nelson joined ALPS in January, 2003. Ms. Nelson is also Secretary of the Principal Real Estate Income Fund since 2014, Clough Global Allocation Fund since 2004, Clough Global Equity Fund since 2005, Clough Global Opportunities Fund since 2006, Liberty All-Star Equity Fund since 2013 and Liberty All-Star Growth Fund since 2013. Because of her position with ALPS, Ms. Nelson is deemed an affiliate of the Trust as defined under the 1940 Act.

Jennifer A. Craig, 1973	Assistant Secretary	Since October 2013

Ms. Craig joined ALPS in 2007 and is currently Assistant Vice-Principal and Paralegal Manager of ALPS. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

19  |  November 30, 2014

ANNUAL REPORT | November 30, 2014

Must be accompanied or preceded by a prospectus.

RIVERFRONT
STRATEGIC INCOME FUND

table of

www.alpsfunds.com

ALPS Sector Dividend Dogs ETF
Performance Overview	November 30, 2014 (Unaudited)

Investment Objective

The ALPS Sector Dividend Dogs ETF (the “Fund”) seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Sector Dividend Dogs Index (the “Index”). The Shares of the Fund are listed and trade on the New York Stock Exchange (“NYSE”) Arca under the ticker symbol SDOG. The Fund generally will invest in all of the securities that comprise the Index in proportion to their weightings in the Index.

The Index is a rules based index intended to give investors a means of tracking the overall performance of the highest dividend paying stocks (i.e. “Dividend Dogs”) in the S&P 500® (“SPX”) on a sector-by-sector basis. “Dividend Dogs” refers to the five stocks in each of the ten Global Industry Classification Standard (“GICS”) sectors that make up the S&P 500® which offer the highest dividend yields.

Performance Overview

ALPS Sector Dividend Dogs ETF (SDOG), for the twelve month period ended November 30, 2014, generated a total return of 18.99% (18.96% NAV) in-line with the Fund’s Underlying Index, net of fees, which returned 19.59% and outperformed the S&P 500® which returned 16.86% for the same period.

The trailing twelve month yield for the fund’s constituents as of 11/30/2014 was 3.77% vs. 2.21% on the S&P 500®.

Compared to the S&P 500®, the Fund had a moderate negative impact (-1.34%) from sector allocation which was largely driven by the modest underweights resulting from the equal sector weight strategy in Information Technology (10.03% vs. 18.94% in SPX) and Health Care (10.01% vs. 13.42% in SPX), as well as the overweight in Telecommunication Services relative to SPX (10.16% vs. 2.36%). The Fund’s overweight allocation to Utilities (10.13% vs. 3.03% in SPX) helped the fund’s performance. The fund also saw a significant positive impact (3.85%) from security selection.

The best performing stocks for the period were Frontier Communications Group (Ticker: FTR), which increased 62.51%; Intel Corp (Ticker: INTC), which saw a gain of 61.26%; and Pepco Holdings (Ticker: POM), which rose 51.10%. The largest detractors were Diamond Offshore Drilling (Ticker: DO), which decreased 47.09%; Freeport- McMoran Inc (Ticker: FCX), which fell 23.29%; and Newmont Mining Corp (Ticker: NEM), which lost 19.86%.

Looking forward we believe the Fund’s strategy of annually selecting the five highest yielding securities in each of the ten sectors in the S&P 500® will provide high yield relative to the S&P 500®, potential for market participation in all economic cycles through equal sector weighting, and a deep value portfolio of securities as identified through high yield relative to their sector peers.

Performance (as of November 30, 2014)

	1 Year	Since Inception^
ALPS Sector Dividend Dogs ETF – NAV	18.96%	24.23%
ALPS Sector Dividend Dogs ETF – Market Price*	18.99%	24.26%
S-Network® Sector Dividend Dogs TR Index	19.59%	24.85%
S&P 500® Total Return Index	16.86%	21.38%

Total Expense Ratio (per the current prospectus) 0.40%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For most current month-end performance data please visit www.alpsfunds.com.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund Commencement Date was June 29, 2012.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The S-Network® Sector Dividend Dogs Index (Ticker: SDOGX) is designed to serve as a fair, impartial and transparent measure of the performance of US large cap equities with above average dividend yields. The Index is a portfolio of fifty stocks derived from the S&P 500® Index.

The S&P 500® Total Return Index is an index of 500 stocks chosen for market size, liquidity and industry grouping among other factors.

An investor cannot invest directly in an index.

1  |  November 30, 2014

ALPS Sector Dividend Dogs ETF
Performance Overview	November 30, 2014 (Unaudited)

Top 10 Holdings* (as of November 30, 2014)

Leggett & Platt, Inc.	2.32%
Darden Restaurants, Inc.	2.32%
AbbVie, Inc.	2.32%
Altria Group, Inc.	2.26%
Reynolds American, Inc.	2.22%
TECO Energy, Inc.	2.20%
Paychex, Inc.	2.19%
Entergy Corp.	2.15%
EI du Pont de Nemours & Co.	2.13%
Frontier Communications Corp.	2.13%
Total % of Top 10 Holdings	22.24%

*	% of Total Investments.

Future holdings are subject to change.

Sector Allocation* (as of November 30, 2014)

Financials	11.87%
Consumer Discretionary	10.78%
Consumer Staples	10.57%
Utilities	10.54%
Information Technology	10.32%
Health Care	10.24%
Telecommunication Services	9.91%
Energy	8.81%
Materials	8.75%
Industrials	7.93%
Money Market Funds	0.28%
Total	100.00%

Growth of $10,000 (as of November 30, 2014)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2  |  November 30, 2014

ALPS International Sector Dividend Dogs ETF
Performance Overview	November 30, 2014 (Unaudited)

Investment Objective

The ALPS International Sector Dividend Dogs ETF (the “Fund”) seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® International Sector Dividend Dogs Index (the “Index”). The Shares of the Fund are listed and trade on the New York Stock Exchange (“NYSE”) Arca under the ticker symbol IDOG. The Fund generally will invest in all of the securities that comprise the index in proportion to their weightings in the index.

The Index is a rules-based index intended to give investors a means of tracking the overall performance of the highest dividend paying stocks (i.e. “Dividend Dogs”) in the S-Net International Developed Markets (ex-Americas) Index, a universe of mainly large capitalization stocks in international developed markets not located in the Americas (the “S-Net Developed Markets”) on a sector-by-sector basis. “Dividend Dogs” refers to the five stocks in each of the ten Global Industry Classification Standard (“GICS”) sectors that make up the S-Net Developed Markets which offer the highest dividend yields.

Performance Overview

ALPS International Sector Dividend Dogs ETF (IDOG), for the twelve month period ended November 30, 2014, generated a total return of -2.85% (-2.53% NAV) in-line with the Fund’s Net Total Return Index, net of fees, which returned -2.18%, and underperformed the MSCI EAFE® Index (MXEA) which returned -0.01% for the same period.

The trailing twelve month yield for the fund’s constituents as of 11/30/2014 was 4.98% vs. 3.37% on the MSCI EAFE®.

Compared to the MSCI EAFE®, the fund saw a slight positive impact (0.80%) from sector allocation which was largely driven by the modest overweight resulting from the equal sector weight strategy in Utilities (10.05% vs. 3.75% in MXEA) and Information Technology (10.00% vs. 4.51% in MXEA). Adversely affecting the Fund’s performance was a modest overweight in Energy relative to the MSCI EAFE (9.93% vs. 6.89%). The fund also saw relative underperformance (-2.06%) attributed to security selection.

The best performing stocks for the period were Belgacom SA (Ticker: BELG BB), which increased 46.90%; Spark New Zealand Ltd (Ticker: SPK NZ), which increased 36.52%; and Hoya Corp (Ticker: 7741 JP), which increased 34.09%. The worst performing stocks were Seadrill Ltd (Ticker: SDRL NO), which decreased 60.51%; Portugal Telecom SGPS SA- Reg (Ticker: PTC PL), which fell 56.72%; and Tesco PLC (Ticker: TSCO LN), which decreased 46.95%.

Looking forward we believe the Fund’s strategy of annually selecting the five highest yielding securities in each of the ten sectors in the S-Net Developed Markets (Ex NAS) Index will provide high yield relative to the MSCI EAFE®, potential for market participation in all economic cycles through equal sector weighting, and a deep value portfolio of securities as identified through high yield relative to their sector peers.

Performance (as of November 30, 2014)

	1 Year	Since Inception^
ALPS International Sector Dividend Dogs ETF – NAV	-2.53%	10.11%
ALPS International Sector Dividend Dogs ETF – Market Price*	-2.85%	10.20%
S-Network® Int’l Sector Dividend Dogs TR Index	-1.31%	11.52%
S-Network® Int’l Sector Dividend Dogs NTR Index	-2.18%	10.48%
MSCI EAFE NR	-0.01%	11.16%

Total Expense Ratio (per the current prospectus) 0.50%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For most current month-end performance data please visit www.alpsfunds.com.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund Commencement Date was June 28, 2013.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

3  |  November 30, 2014

ALPS International Sector Dividend Dogs ETF
Performance Overview	November 30, 2014 (Unaudited)

The S-Network® International Sector Dividend Dogs NTR Index (Ticker: IDOGX) is designed to serve as a fair, impartial and transparent measure of the performance of international large cap equities with above average dividend yields. The Index is a portfolio of fifty stocks derived from the S-Net International Developed Markets Index (ex-Americas) Index.

MSCI EAFE Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the U.S. & Canada.

An investor cannot invest directly in an index.

Top 10 Holdings* (as of November 30, 2014)

Belgacom SA	2.41%
UPM-Kymmene OYJ	2.40%
Hoya Corp.	2.36%
Japan Airlines Co., Ltd.	2.33%
Swedbank AB, Class A	2.32%
SSE Plc	2.28%
Stora Enso OYJ, Class R	2.26%
Zurich Insurance Group AG	2.26%
Fortum OYJ	2.22%
Imperial Tobacco Group Plc	2.22%
Total % of Top 10 Holdings	23.06%

*	% of Total Investments.

Future holdings are subject to change.

Sector Allocation* (as of November 30, 2014)

Utilities	10.70%
Information Technology	10.56%
Materials	10.43%
Telecommunication Services	10.42%
Financials	10.40%
Health Care	10.11%
Consumer Discretionary	10.07%
Industrials	10.03%
Consumer Staples	9.36%
Energy	7.92%
Total	100.00%

Growth of $10,000 (as of November 30, 2014)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4  |  November 30, 2014

ALPS Emerging Sector Dividend Dogs ETF
Performance Overview	November 30, 2014 (Unaudited)

Investment Objective

The ALPS Emerging Sector Dividend Dogs ETF (the “Fund”) seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Emerging Sector Dividend Dogs Index (the “Index”). The Shares of the Fund are listed and trade on the New York Stock Exchange (“NYSE”) Arca under the ticker symbol EDOG. The Fund generally will invest in all of the securities that comprise the Index in proportion to their weightings in the Index.

The Index is a rules-based index intended to give investors a means of tracking the overall performance of the highest dividend paying stocks (i.e. “Dividend Dogs”) in the S-Network® Emerging Markets Index, a universe of mainly large capitalization stocks domiciled in emerging markets (the “S-Network Emerging Markets”) on a sector-by-sector basis. “Dividend Dogs” refers to the five stocks in each of the ten Global Industry Classification Standard (“GICS”) sectors that make up the S-Network® Emerging Markets which offer the highest dividend yields. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations.

Performance Overview

ALPS Emerging Sector Dividend Dogs ETF (EDOG), since the Fund’s inception on 3/28/14, and for the period ended November 30, 2014, generated a total return of 9.01% (8.93% NAV), in-line with the Fund’s Net Total Return Index, net of fees, which returned 9.46%, and outperformed the MSCI Emerging Markets Index® which returned 5.04% for the same period.

The trailing twelve month yield for the fund’s constituents as of 11/30/2014 was 4.84% vs. 2.69% on the MSCI EM®.

Compared to the MSCI EM®, the fund saw a modest positive impact (0.45%) from sector allocation which was largely driven by the moderate over-weights resulting from the equal sector weight strategy in Health Care (10.09% vs. 1.91% in MSCI EM) and Utilities (10.10% vs. 3.53% in MSCI EM). Conversely, the fund’s performance was hurt by the underweight in Financials relative to the MSCI EM Index (9.95% vs. 27.30% respectively). The fund also saw strong relative outperformance (3.57%) due to security selection.

The best performing stocks for the period were China Molybdenum Co (Ticker: 3993 HK), which increased 73.19%; Dogus Otomotiv Servis (Ticker: DOAS TI), which returned 65.41%; and Bumrungrad Hospital Pub Co (Ticker: BH TB), which rose 51.61%. The worst performing stocks were Ecopetrol SA- Sponsored ADR (Ticker: EC), which lost 46.22%; African Bank Investments Ltd (Ticker: ABL SJ), which fell 35.36%; and Kumba Iron Ore Ltd (Ticker: KIO SJ), which decreased 32.19%.

Looking forward we believe the Fund’s strategy of annually selecting the five highest yielding securities in each of the ten sectors in the S-Net Emerging Markets Index will provide high yield relative to the MSCI Emerging Markets Index®, potential for market participation in all economic cycles through equal sector weighting, and a deep value portfolio of securities as identified through high yield relative to their sector peers.

Performance (as of November 30, 2014)

Since Inception^
ALPS Emerging Sector Dividend Dogs ETF – NAV	8.93%
ALPS Emerging Sector Dividend Dogs ETF – Market Price*	9.01%
S-Network® Emerging Sector Dividend Dogs TR Index	9.98%
S-Network® Emerging Sector Dividend Dogs NTR Index	9.46%
MSCI EM TR Net Index	5.04%

Total Expense Ratio (per the current prospectus) 0.60%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For most current month-end performance data please visit www.alpsfunds.com.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund Commencement Date was March 28, 2014. Total return for a period of less than one year is not annualized.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

5  |  November 30, 2014

ALPS Emerging Sector Dividend Dogs ETF
Performance Overview	November 30, 2014 (Unaudited)

The S-Network® Emerging Sector Dividend Dogs Index (Ticker: EDOGX) is a portfolio of stocks derived from a universe of mainly large capitalization stocks domiciled in emerging markets (the “S-Network Emerging Markets Index” “SNEMX”). The EDOGX methodology selects the five stocks in each of the ten GICS sectors that make up the universe which offer the highest dividend yields as of the last trading day of November. The fifty stocks that are selected for inclusion in the portfolio are equally weighted. The universe includes stocks whose domicile and primary exchange listings are in countries identified by the World Bank as Upper Middle Income (certain lower middle income countries are also included, as well as stocks traded on the Taiwan Stock Exchange despite non-recognition by the World Bank). The selection criteria for the universe, in addition to the aforementioned country qualifications, also include requirements for sector inclusion, primary exchange listing, minimum market capitalization, share price, average daily trading volume and other factors.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

An investor cannot invest directly in an index.

Top 10 Holdings* (as of November 30, 2014)

Dogus Otomotiv Servis ve Ticaret AS	2.77%
Tofas Turk Otomobil Fabrikasi AS	2.60%
Foschini Group, Ltd.	2.60%
Asseco Poland SA	2.50%
Infosys Ltd., Sponsored ADR	2.47%
Tekfen Holding AS	2.44%
AVI, Ltd.	2.43%
Turk Telekomunikasyon AS	2.42%
Delta Electronics Thailand Pcl	2.40%
Zhejiang Expressway Co., Ltd., Class H	2.31%
Total % of Top 10 Holdings	24.94%

*	% of Total Investments.

Future holdings are subject to change.

Sector Allocation* (as of November 30, 2014)

Consumer Discretionary	11.58%
Information Technology	11.17%
Industrials	10.59%
Utilities	10.15%
Consumer Staples	10.04%
Telecommunication Services	10.01%
Financials	9.70%
Materials	9.46%
Energy	8.53%
Health Care	8.07%
Money Market Funds	0.70%
Total	100.00%

Growth of $10,000 (as of November 30, 2014)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6  |  November 30, 2014

ALPS Sector Dividend Dogs Series
Disclosure of Fund Expenses	November 30, 2014 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2014.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/14	Ending Account Value 11/30/14	Expense Ratio(a)	Expenses Paid During Period 6/1/14 - 11/30/14(b)
ALPS Sector Dividend Dogs ETF
Actual	$1,000.00	$1,072.20	0.40%	$2.08
Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	0.40%	$2.03

ALPS International Sector Dividend Dogs ETF
Actual	$1,000.00	$894.60	0.50%	$2.37
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	0.50%	$2.54

ALPS Emerging Sector Dividend Dogs ETF
Actual	$1,000.00	$1,015.00	0.60%	$3.03
Hypothetical (5% return before expenses)	$1,000.00	$1,022.06	0.60%	$3.04

(a)	Annualized based on the Fund’s most recent half-year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

7  |  November 30, 2014

ALPS Sector Dividend Dogs Series
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of ALPS Sector Dividend Dogs ETF, ALPS International Sector Dividend Dogs ETF and ALPS Emerging Sector Dividend Dogs ETF, three of the portfolios constituting the ALPS ETF Trust (the “Trust”) as of November 30, 2014, and the related statements of operations, changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ALPS Sector Dividend Dogs ETF, ALPS International Sector Dividend Dogs ETF and ALPS Emerging Sector Dividend Dogs ETF of the ALPS ETF Trust as of November 30, 2014, and the results of their operations, the changes in their net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 29, 2015

8  |  November 30, 2014

ALPS Sector Dividend Dogs ETF
Schedule of Investments	November 30, 2014

Security Description	Shares	Value
COMMON STOCKS (99.38%)
Consumer Discretionary (10.74%)
Cablevision Systems Corp., Class A	1,032,627	$20,982,981
Darden Restaurants, Inc.	415,605	23,685,329
Garmin, Ltd.	369,421	21,167,823
Leggett & Platt, Inc.	563,547	23,719,693
McDonald’s Corp.	211,861	20,510,263

Total Consumer Discretionary		110,066,089

Consumer Staples (10.54%)
Altria Group, Inc.	458,211	23,029,685
Kraft Foods Group, Inc.	342,626	20,615,806
Lorillard, Inc.	334,739	21,135,421
Philip Morris International, Inc.	235,403	20,463,583
Reynolds American, Inc.	344,565	22,710,279

Total Consumer Staples		107,954,774

Energy (8.77%)
ConocoPhillips	252,109	16,656,842
Diamond Offshore Drilling, Inc.	496,478	14,581,559
Kinder Morgan, Inc.	523,720	21,655,822
Spectra Energy Corp.	496,416	18,804,238
The Williams Cos., Inc.	351,856	18,208,548

Total Energy		89,907,009

Financials (11.83%)
BB&T Corp.	518,232	19,480,341
Cincinnati Financial Corp.	411,627	20,972,396
Invesco, Ltd.	484,739	19,564,066
Iron Mountain, Inc., REIT	548,762	20,858,443
People’s United Financial, Inc.	1,316,621	19,459,658
Wells Fargo & Co.	382,514	20,839,363

Total Financials		121,174,267

Health Care (10.21%)
AbbVie, Inc.	341,689	23,644,878
Baxter International, Inc.	264,698	19,322,954
Eli Lilly & Co.	302,969	20,638,248
Merck & Co., Inc.	332,094	20,058,478
Pfizer, Inc.	671,948	20,931,180

Total Health Care		104,595,738

Industrials (7.90%)
General Electric Co.	764,465	20,250,678
Lockheed Martin Corp.	113,376	21,718,307
Pitney Bowes, Inc.	745,381	18,351,280
Waste Management, Inc.	422,544	20,590,569

Total Industrials		80,910,834

Information Technology (10.29%)
CA, Inc.	693,910	21,615,297
Intel Corp.	571,257	21,279,323
Microchip Technology, Inc.	414,837	18,729,891

Security Description	Shares	Value
Information Technology (continued)
Paychex, Inc.	471,217	$22,340,398
Seagate Technology Plc	324,121	21,427,639

Total Information Technology		105,392,548

Materials (8.72%)
EI du Pont de Nemours & Co.	305,235	21,793,779
Freeport-McMoRan, Inc.	577,590	15,508,291
Newmont Mining Corp.	785,728	14,457,395
Nucor Corp.	359,820	19,297,147
The Dow Chemical Co.	375,437	18,272,519

Total Materials		89,329,131

Telecommunication Services (9.87%)
AT&T, Inc.	573,243	20,281,337
CenturyLink, Inc.	500,094	20,388,833
Frontier Communications Corp.	3,089,984	21,784,387
Verizon Communications, Inc.	408,602	20,671,175
Windstream Holdings, Inc.	1,786,379	18,060,292

Total Telecommunication Services		101,186,024

Utilities (10.51%)
Entergy Corp.	262,015	21,983,058
Exelon Corp.	601,760	21,765,659
FirstEnergy Corp.	578,557	21,337,182
Pepco Holdings, Inc.	729,699	20,066,723
TECO Energy, Inc.	1,134,582	22,498,761

Total Utilities		107,651,383

TOTAL COMMON STOCKS (Cost $911,064,954)		1,018,167,797

	7 Day Yield		Shares	Value
SHORT TERM INVESTMENTS (0.28%)
Dreyfus Treasury Prime Cash Management, Institutional Class	0.000	%(a)	2,830,367	2,830,367

TOTAL SHORT TERM INVESTMENTS (Cost $2,830,367)				2,830,367

TOTAL INVESTMENTS (99.66%) (Cost $913,895,321)				$1,020,998,164

NET OTHER ASSETS AND LIABILITIES (0.34%)				3,474,487

NET ASSETS (100.00%)				$1,024,472,651

9  |  November 30, 2014

ALPS Sector Dividend Dogs ETF
Schedule of Investments	November 30, 2014

(a)	Less than 0.0005%.

Common Abbreviations:

Ltd.- Limited.

Plc- Public Limited Company.

REIT - Real Estate Investment Trust

See Notes to Financial Statements.

10  |  November 30, 2014

ALPS International Sector Dividend Dogs ETF
Schedule of Investments	November 30, 2014

Security Description	Shares	Value
COMMON STOCKS (99.52%)
Australia (11.47%)
National Australia Bank, Ltd.	99,496	$2,759,944
Orica, Ltd.	174,264	2,698,710
Telstra Corp., Ltd.	615,236	2,978,730
Wesfarmers, Ltd.	76,605	2,699,879
Westpac Banking Corp.	99,471	2,755,019
Woolworths, Ltd.	96,740	2,561,668

Total Australia		16,453,950

Belgium (2.40%)
Belgacom SA	87,260	3,444,459

Finland (10.38%)
Fortum OYJ	126,385	3,171,372
Metso OYJ	77,197	2,393,058
Nokian Renkaat OYJ	94,823	2,677,697
Stora Enso OYJ, Class R	364,781	3,231,823
UPM-Kymmene OYJ	206,132	3,421,821

Total Finland		14,895,771

France (5.80%)
GDF Suez	122,608	3,020,949
Sanofi	27,346	2,647,517
Total SA	47,423	2,652,990

Total France		8,321,456

Germany (2.04%)
E.ON SE	164,890	2,922,753

Greece (1.77%)
OPAP SA	202,939	2,543,646

Israel (3.96%)
Bezeq The Israeli Telecommunication Corp., Ltd.	1,612,440	2,852,813
Israel Chemicals, Ltd.	414,263	2,829,622

Total Israel		5,682,435

Italy (3.78%)
Eni SpA	126,434	2,526,447
Terna Rete Elettrica Nazionale SpA	599,747	2,896,529

Total Italy		5,422,976

Japan (16.53%)
Asahi Glass Co., Ltd.	571,100	2,756,520
Canon, Inc.	93,986	3,009,626
Eisai Co., Ltd.	75,859	2,718,949
Hoya Corp.	94,802	3,369,957
Japan Airlines Co., Ltd.	113,002	3,322,048

Security Description	Shares	Value
Japan (continued)
Nippon Electric Glass Co., Ltd.	587,562	$2,687,497
Ricoh Co., Ltd.	273,700	2,963,748
Takeda Pharmaceutical Co., Ltd.	68,812	2,881,972

Total Japan		23,710,317

Netherlands (1.84%)
Royal Dutch Shell Plc, Class A	79,207	2,643,976

New Zealand (6.37%)
Sky Network Television, Ltd.	589,822	2,998,389
SKYCITY Entertainment Group, Ltd.	1,014,697	3,128,390
Spark New Zealand Ltd.	1,254,059	3,010,450

Total New Zealand		9,137,229

Norway (6.09%)
Orkla ASA	339,670	2,527,390
Seadrill, Ltd.	97,261	1,393,315
Statoil ASA	110,999	2,096,425
Yara International ASA	63,877	2,716,078

Total Norway		8,733,208

Portugal (1.80%)
Portugal Telecom SGPS SA	1,376,693	2,583,193

Singapore (2.12%)
Singapore Press Holdings, Ltd.	922,204	3,033,589

Spain (1.94%)
Banco Santander SA	309,043	2,785,656

Sweden (6.36%)
Sandvik AB	263,842	2,763,485
Swedbank AB, Class A	126,272	3,312,363
Telefonaktiebolaget LM Ericsson, Class B	241,397	3,039,902

Total Sweden		9,115,750

Switzerland (2.25%)
Zurich Insurance Group AG	10,312	3,231,538

United Kingdom (12.62%)
AstraZeneca Plc	41,949	3,132,087
BAE Systems Plc	410,596	3,085,563
GlaxoSmithKline Plc	131,569	3,051,858
Imperial Tobacco Group Plc	68,460	3,165,286
SSE Plc	127,188	3,258,175

11  |  November 30, 2014

ALPS International Sector Dividend Dogs ETF
Schedule of Investments	November 30, 2014

Security Description	Shares	Value
United Kingdom (continued)
Tesco Plc	829,143	$2,414,772

Total United Kingdom		18,107,741

TOTAL COMMON STOCKS (Cost $154,324,566)		142,769,643

TOTAL INVESTMENTS (99.52%) (Cost $154,324,566)		$142,769,643

NET OTHER ASSETS AND LIABILITIES (0.48%)		691,741

NET ASSETS (100.00%)		$143,461,384

Common Abbreviations:

AB - Aktiebolag is the Swedish term for corporation.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited b shares, i.e., owned by shareholders.

ASA - Allmennaksjeselskap is the Norwegian term for public limited company.

Ltd. - Limited.

OYJ - Osakeyhtio is the Finnish term for public limited company.

Plc - Public Limited Company.

SA - Generally designated corporations in various countries, mostly those employing civil law.

SE - SE regulation is a European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.

SpA - Societa per Azioni is an Italian shared company.

See Notes to Financial Statements.

12  |  November 30, 2014

ALPS Emerging Sector Dividend Dogs ETF
Schedule of Investments	November 30, 2014

Security Description	Shares	Value
COMMON STOCKS (99.12%)
Brazil (9.36%)
Cielo SA, Sponsored ADR	12,763	$214,674
EcoRodovias Infraestrutura e Logistica SA	41,416	175,557
Natura Cosmeticos SA	13,474	185,845
Souza Cruz SA	27,230	219,211
Tractebel Energia SA	14,720	199,084

Total Brazil		994,371

Chile (2.04%)
Inversiones La Construccion SA	16,630	217,286

China (8.19%)
China Molybdenum Co., Ltd., Class H	326,786	210,265
Jiangsu Expressway Co., Ltd., Class H	195,252	221,304
Lenovo Group, Ltd.	139,317	195,451
Zhejiang Expressway Co., Ltd., Class H	217,548	243,489

Total China		870,509

Colombia (1.25%)
Ecopetrol SA, Sponsored ADR	6,569	133,285

Czech Republic (1.92%)
CEZ AS	7,341	204,452

Egypt (2.05%)
Telecom Egypt Co.	108,222	218,259

India (2.45%)
Infosys Ltd., Sponsored ADR	3,723	260,014

Indonesia (9.53%)
Astra International Tbk PT	360,944	210,728
Indo Tambangraya Megah Tbk PT	97,598	152,147
Kalbe Farma Tbk PT	1,564,404	224,329
Perusahaan Gas Negara Persero Tbk PT	438,431	213,755
Tambang Batubara Bukit Asam Persero Tbk PT	196,743	211,993

Total Indonesia		1,012,952

Malaysia (9.41%)
British American Tobacco Malaysia Bhd	9,627	200,936
Malayan Banking Bhd	70,698	197,724
Maxis Bhd	111,264	227,956
Media Prima Bhd	316,210	180,424
Top Glove Corp. Bhd	141,326	192,613

Total Malaysia		999,653

Security Description	Shares	Value
Mexico (3.62%)
Grupo Financiero Santander Mexico SAB de CV, Class B	78,879	$180,509
Kimberly-Clark de Mexico SAB de CV, Class A	89,360	204,493

Total Mexico		385,002

Morocco (2.07%)
Maroc Telecom	16,956	219,981

Philippines (2.21%)
Aboitiz Power Corp.	249,815	234,767

Poland (8.11%)
Asseco Poland SA	16,389	262,017
KGHM Polska Miedz SA	5,641	206,017
Powszechny Zaklad Ubezpieczen SA	1,420	202,547
Synthos SA	154,563	191,071

Total Poland		861,652

Russia (4.94%)
Gazprom Neft JSC, Sponsored ADR	11,156	181,397
MMC Norilsk Nickel OJSC, ADR	11,341	201,416
Mobile Telesystems OJSC, Sponsored ADR	11,624	142,045

Total Russia		524,858

South Africa (8.67%)
AVI, Ltd.	36,736	254,786
Foschini Group, Ltd.	20,791	273,340
Kumba Iron Ore, Ltd.	8,367	194,700
Life Healthcare Group Holdings, Ltd.	52,549	198,339

Total South Africa		921,165

Thailand (11.06%)
BTS Group Holdings Pcl	744,372	226,701
Bumrungrad Hospital Pcl	53,940	240,664
Delta Electronics Thailand Pcl	111,124	252,977
Electricity Generating Pcl	43,195	224,296
Sansiri Pcl	3,930,554	231,033

Total Thailand		1,175,671

Turkey (12.24%)
Dogus Otomotiv Servis ve Ticaret AS	55,007	290,957
Tekfen Holding AS*	94,351	256,116
Tofas Turk Otomobil Fabrikasi AS	38,445	273,445
Tupras Turkiye Petrol Rafinerileri AS	10,019	225,962
Turk Telekomunikasyon AS	79,550	254,257

Total Turkey		1,300,737

13  |  November 30, 2014

ALPS Emerging Sector Dividend Dogs ETF
Schedule of Investments	November 30, 2014

Security Description		Shares	Value
TOTAL COMMON STOCKS (Cost $10,482,651)			10,534,614

WARRANTS (0.00%)
Thailand (0.00%)
Sansiri Public Co.,Ltd., Strike Price: 2.5 THB, Expires 11/24/2017		859,663	$0

TOTAL WARRANTS (Cost $0)			0

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.69%)
Dreyfus Treasury Prime Cash Management, Institutional Class	0.000%(a)	73,737	73,737

TOTAL SHORT TERM INVESTMENTS (Cost $73,737)			73,737

TOTAL INVESTMENTS (99.81%) (Cost $10,556,388)			$10,608,351

NET OTHER ASSETS AND LIABILITIES (0.19%)			20,309

NET ASSETS (100.00%)			$10,628,660

*	Non-income producing security.
(a)	Less than 0.0005%.

Common Abbreviations:

ADR - American Depositary Receipt.

AS - Andonim Sirketi is a joint stock company in Turkey.

Bhd - Berhad is a public limited company in Malaysia.

JSC - Joint Stock Company

Ltd. - Limited.

OJSC - Open Joint Stock Company.

Pcl - A rearrangement of the letters for public limited company, used in Thailand.

SA - Generally designated corporations in various countries, mostly those employing civil law.

SAB de CV - A variable capital company.

Tbk PT - Terbuka is the Indonesian term for limited liability company.

See Notes to Financial Statements.

14  |  November 30, 2014

ALPS Sector Dividend Dogs Series
Statements of Assets and Liabilities	November 30, 2014

	ALPS Sector Dividend Dogs ETF	ALPS International Sector Dividend Dogs ETF	ALPS Emerging Sector Dividend Dogs ETF
ASSETS:
Investments, at value	$1,020,998,164	$142,769,643	$10,608,351
Cash	–	–	4
Foreign currency, at value (Cost $–, $124,931 and $6,829)	–	124,683	6,721
Receivable for investments sold	–	472	82
Receivable for shares sold	14,367	–	–
Foreign tax reclaims	–	228,545	110
Dividends receivable	3,785,783	445,244	18,217
Total Assets	1,024,798,314	143,568,587	10,633,485

LIABILITIES:
Payable to adviser	319,274	59,166	4,825
Payable to custodian for overdraft	6,389	48,037	–
Total Liabilities	325,663	107,203	4,825
NET ASSETS	$1,024,472,651	$143,461,384	$10,628,660

NET ASSETS CONSIST OF:
Paid-in capital	$920,559,803	$155,937,605	$10,591,522
Accumulated net investment income/(loss)	3,635,302	(288)	(78)
Accumulated net realized loss on investments and foreign currency transactions	(6,825,297)	(884,434)	(14,245)
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	107,102,843	(11,591,499)	51,461
NET ASSETS	$1,024,472,651	$143,461,384	$10,628,660

INVESTMENTS, AT COST	$913,895,321	$154,324,566	$10,556,388

PRICING OF SHARES:
Net Assets	$1,024,472,651	$143,461,384	$10,628,660
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	26,405,255	5,250,002	400,002
Net Asset Value, offering and redemption price per share	$38.80	$27.33	$26.57

See Notes to Financial Statements.

15 | November 30, 2014

ALPS Sector Dividend Dogs Series
Statements of Operations	For the Year Ended November 30, 2014

	ALPS Sector Dividend Dogs ETF	ALPS International Sector Dividend Dogs ETF	ALPS Emerging Sector Dividend Dogs ETF(a)
INVESTMENT INCOME:
Dividends*	$28,419,103	$5,778,953	$167,239
Total Investment Income	28,419,103	5,778,953	167,239

EXPENSES:
Investment adviser fees	2,747,301	634,874	24,214
Total Expense	2,747,301	634,874	24,214
NET INVESTMENT INCOME	25,671,802	5,144,079	143,025

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain/(loss) on investments	30,591,250	1,980,581	(13,212)
Net realized loss on foreign currency transactions	–	(158,391)	(22,503)
Net change in unrealized appreciation/(depreciation) on investments	65,547,456	(14,412,353)	51,963
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	–	(33,160)	(502)
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	96,138,706	(12,623,323)	15,746
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$121,810,508	$(7,479,244)	$158,771

*Net of foreign tax withholding.	$–	$629,555	$19,666

(a)	The ALPS Emerging Sector Dividend Dogs ETF commenced operations on March 28, 2014.

See Notes to Financial Statements.

16 | November 30, 2014

ALPS Sector Dividend Dogs ETF
Statements of Changes in Net Assets

	For the Year Ended November 30, 2014	For the Year Ended November 30, 2013
OPERATIONS:
Net investment income	$25,671,802	$8,958,302
Net realized gain on investments	30,591,250	8,873,580
Net change in unrealized appreciation on investments	65,547,456	41,587,324
Net increase in net assets resulting from operations	121,810,508	59,419,206

Net Equalization Credits	1,695,015	1,073,302

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(22,702,657)	(8,610,531)
Total distributions	(22,702,657)	(8,610,531)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	633,539,564	401,422,165
Dividends reinvested	177,537	11,589
Cost of shares redeemed	(172,629,123)	(50,733,792)
Net income equalization (Note 2)	(1,695,015)	(1,073,302)
Net Increase from Share Transactions	459,392,963	349,626,660
Net increase in net assets	560,195,829	401,508,637

NET ASSETS:
Beginning of year	464,276,822	62,768,185
End of year *	$1,024,472,651	$464,276,822

* Including accumulated net investment income of:	$3,635,302	$666,157

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	13,750,361	2,350,002
Shares sold	17,650,000	13,100,000
Shares reinvested	4,894	359
Shares redeemed	(5,000,000)	(1,700,000)
Shares outstanding, end of year	26,405,255	13,750,361

See Notes to Financial Statements.

17 | November 30, 2014

ALPS International Sector Dividend Dogs ETF
Statements of Changes in Net Assets

	For the Year Ended November 30, 2014	For the Period June 28, 2013 (Commencement) to November 30, 2013
OPERATIONS:
Net investment income	$5,144,079	$377,612
Net realized gain on investments and foreign currency transactions	1,822,190	128,835
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(14,445,513)	2,854,014
Net increase/(decrease) in net assets resulting from operations	(7,479,244)	3,360,461

Net Equalization Credits	406,964	155,512

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(5,101,215)	(264,835)
From tax return of capital	(311,911)	–
Total distributions	(5,413,126)	(264,835)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	111,986,285	75,749,861
Cost of shares redeemed	(33,043,796)	(1,434,222)
Net income equalization (Note 2)	(406,964)	(155,512)
Net Increase from Share Transactions	78,535,525	74,160,127
Net increase in net assets	66,050,119	77,411,265

NET ASSETS:
Beginning of period	77,411,265	–
End of period *	$143,461,384	$77,411,265

* Including accumulated net investment income/(loss) of:	$(288)	$111,295

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	2,650,002	–
Shares sold	3,750,000	2,700,002
Shares redeemed	(1,150,000)	(50,000)
Shares outstanding, end of period	5,250,002	2,650,002

See Notes to Financial Statements.

18 | November 30, 2014

ALPS Emerging Sector Dividend Dogs ETF
Statement of Changes in Net Assets

For the Period March 28, 2014 (Commencement) to November 30, 2014
OPERATIONS:
Net investment income	$143,025
Net realized loss on investments and foreign currency transactions	(35,715)
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	51,461
Net Increase in net assets resulting from operations	158,771

Net Equalization Credits	36,260

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(121,633)
Dividends to shareholders from tax return of capital	(27,627)
Total distributions	(149,260)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of Shares	10,619,149
Net income equalization (Note 2)	(36,260)
Net Increase from Share Transactions	10,582,889
Net Increase in Net Assets	10,628,660

NET ASSETS:
Beginning of period	–
End of period *	$10,628,660

* Including accumulated net investment loss of:	$(78)

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	–
Shares sold	400,002
Shares redeemed	–
Shares outstanding, end of period	400,002

See Notes to Financial Statements.

19 | November 30, 2014

ALPS Sector Dividend Dogs ETF
Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2014	For the Year Ended November 30, 2013	For the Period June 29, 2012 (Commencement) to November 30, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$33.76	$26.71	$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (a)	1.35	1.12	0.59
Net realized and unrealized gain	4.94	7.14	1.41
Total from investment operations	6.29	8.26	2.00

DISTRIBUTIONS:
From net investment income	(1.25)	(1.21)	(0.29)
Total distributions	(1.25)	(1.21)	(0.29)

Net increase in net asset value	5.04	7.05	1.71
NET ASSET VALUE, END OF PERIOD	$38.80	$33.76	$26.71

TOTAL RETURN(b)	18.96%	31.66%	7.99%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,024,473	$464,277	$62,768

Ratio of expenses to average net assets	0.40%	0.40%	0.40%	(c)
Ratio of net investment income to average net assets	3.74%	3.58%	5.31%	(c)
Portfolio turnover rate(d)	12%	8%	0%
Undistributed net investment income included in price of units issued and redeemed(a)(e)	$0.09	$0.13	$0.19

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.
(e)	The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

See Notes to Financial Statements.

20 | November 30, 2014

ALPS International Sector Dividend Dogs ETF
Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2014	For the Period June 28, 2013 (Commencement) to November 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$29.21	$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.19	0.34
Net realized and unrealized gain/(loss)	(1.83)	4.08
Total from investment operations	(0.64)	4.42

DISTRIBUTIONS:
From net investment income	(1.17)	(0.21)
Tax return of capital	(0.07)	0.00
Total distributions	(1.24)	(0.21)

Net increase/(decrease) in net asset value	(1.88)	4.21
NET ASSET VALUE, END OF PERIOD	$27.33	$29.21

TOTAL RETURN(b)	(2.53)%	17.72%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$143,461	$77,411

Ratio of expenses to average net assets	0.50%	0.50%	(c)
Ratio of net investment income to average net assets	4.05%	2.87%	(c)
Portfolio turnover rate(d)	19%	2%
Undistributed net investment income included in price of units issued and redeemed(a)(e)	$0.09	$0.14

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.
(e)	The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

See Notes to Financial Statements.

21 | November 30, 2014

ALPS Emerging Sector Dividend Dogs ETF
Financial Highlights	For a Share Outstanding Throughout the Period Presented

	For the Period March 28, 2014 (Commencement) to November 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.64
Net realized and unrealized gain	1.59
Total from investment operations	2.23

DISTRIBUTIONS:
From net investment income	(0.54)
Tax return of capital	(0.12)
Total distributions	(0.66)

Net increase in net asset value	1.57
Net asset value, end of period	$26.57

TOTAL RETURN(b)	8.93%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$10,629

Ratio of expenses to average net assets	0.60%	(c)
Ratio of net investment income to average net assets	3.54%	(c)
Portfolio turnover rate(d)	19%
Undistributed net investment income included in price of units issued and redeemed(a)(e)	$0.16

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.
(e)	The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

See Notes to Financial Statements.

22 | November 30, 2014

ALPS Sector Dividend Dogs Series
Notes to Financial Statements	November 30, 2014

1. ORGANIZATION

The ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2014, the Trust consists of sixteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the ALPS Sector Dividend Dogs ETF, the ALPS International Sector Dividend Dogs ETF, and the ALPS Emerging Sector Dividend Dogs ETF (each a “Fund” and collectively, the “Funds”). Each Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The investment objective of the ALPS Sector Dividend Dogs ETF is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network Sector Dividend Dogs Index. The investment objective of the ALPS International Sector Dividend Dogs ETF is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network International Sector Dividend Dogs Index. The investment objective of the ALPS Emerging Sector Dividend Dogs ETF is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network Emerging Sector Dividend Dogs Index. The Emerging Sector Dividend Dogs ETF commenced operations on March 28, 2014.

The Funds’ Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. Each Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Exchange LLC (“NASDAQ”) exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the closing bid prices.

The Funds’ investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national

23  |  November 30, 2014

ALPS Sector Dividend Dogs Series
Notes to Financial Statements	November 30, 2014

exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the closing sale prices on the applicable exchange and fair value prices may not reflect the actual value of a security. A variety of factors may be considered in determining the fair value of such securities.

B. Fair Value Measurements

Each Fund discloses the classification of fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds’ investments at November 30, 2014:

ALPS Sector Dividend Dogs ETF

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$1,018,167,797	$–	$–	$1,018,167,797
Short Term Investments	2,830,367	–	–	2,830,367
TOTAL	$1,020,998,164	$–	$–	$1,020,998,164

24  |  November 30, 2014

ALPS Sector Dividend Dogs Series
Notes to Financial Statements	November 30, 2014

ALPS International Sector Dividend Dogs ETF

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$142,769,643	$–	$–	$142,769,643
TOTAL	$142,769,643	$–	$–	$142,769,643

ALPS Emerging Sector Dividend Dogs ETF

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$10,534,614	$–	$–	$10,534,614
Warrants	–	0	–	0
Short Term Investments	73,737	–	–	73,737
TOTAL	$10,608,351	$0	$–	$10,608,351

*	For a detailed sector/country breakdown, see the accompanying Schedule of Investments.

The Funds recognize transfers between levels as of the end of the period. For the period ended November 30, 2014, the Funds did not have any transfers between Level 1 and Level 2 securities. The Funds did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

C. Foreign Securities

The ALPS International Sector Dividend Dogs ETF and the ALPS Emerging Sector Dividend Dogs ETF may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments.

Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

D. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

E. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date, net of any foreign taxes withheld. Interest income, if any, is recorded on the accrual basis.

F. Dividends and Distributions to Shareholders

Dividends from net investment income for each Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Funds, if any, are distributed at least annually.

G. Equalization

Each Fund follows the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring the Funds’ shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of the Funds’ shares. Amounts related to Equalization can be found on the Statement of Changes in Net Assets.

25  |  November 30, 2014

ALPS Sector Dividend Dogs Series
Notes to Financial Statements	November 30, 2014

H. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year/period ended November 30, 2014, permanent book and tax differences resulting primarily from in-kind transactions were identified and reclassified among the components of each Fund’s net assets as follows:

Fund	Paid-in Capital	Accumulated Net Investment Loss	Accumulated Net Realized Gain/(Loss) on Investments
ALPS Sector Dividend Dogs ETF	$35,864,417	$–	$(35,864,417)
ALPS International Sector Dividend Dogs ETF	$2,853,911	$(154,447)	$(2,699,464)
ALPS Emerging Sector Dividend Dogs ETF	$–	$(21,470)	$21,470

Net investment income and net realized gain/(loss), as disclosed on the Statement of Operations and net assets were not affected by this reclassification.

At November 30, 2014, the Funds had available for tax purposes unused capital loss carryforwards as follows:

	Short-Term	Long-Term
ALPS Sector Dividend Dogs ETF	$1,147,672	$3,718,418
ALPS International Sector Dividend Dogs ETF	377,813	14,171

Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund.

The tax character of the distributions paid was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2014
ALPS Sector Dividend Dogs ETF	$22,702,657	$–	$–
ALPS International Sector Dividend Dogs ETF	5,101,215	–	311,911
ALPS Emerging Sector Dividend Dogs ETF	121,633	–	27,627
November 30, 2013
ALPS Sector Dividend Dogs ETF	$8,609,806	725	$–
ALPS International Sector Dividend Dogs ETF	264,835	–	–

As of November 30, 2014, the components of distributable earnings on a tax basis for the Funds were as follows:

	ALPS Sector Dividend Dogs ETF	ALPS International Sector Dividend Dogs ETF	ALPS Emerging Sector Dividend Dogs ETF
Undistributed net investment income	$3,635,302	$–	$–
Accumulated net realized loss on investments	(4,866,090)	(391,984)	–
Other accumulated losses	–	(288)	(78)
Net unrealized appreciation/(depreciation) on investments	105,143,636	(12,083,949)	37,216
Total	$103,912,848	$(12,476,221)	$37,138

26  |  November 30, 2014

ALPS Sector Dividend Dogs Series
Notes to Financial Statements	November 30, 2014

As of November 30, 2014, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/ (depreciation) on investments were as follows:

	ALPS Sector Dividend Dogs ETF	ALPS International Sector Dividend Dogs ETF	ALPS Emerging Sector Dividend Dogs ETF
Gross appreciation (excess of value over tax cost)	$124,820,566	$4,628,964	$654,651
Gross depreciation (excess of tax cost over value)	(19,676,930)	(16,676,337)	(616,933)
Other cumulative effect of timing differences	–	(36,576)	(502)
Net unrealized appreciation (depreciation)	105,143,636	(12,083,949)	37,216

Cost of investments for income tax purposes	$915,854,528	$154,817,016	$10,570,633

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales.

I. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Each Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2014, each Fund did not have a liability for any unrecognized tax benefits. Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. For ALPS Sector Dividend Dogs ETF and ALPS International Sector Dividend Dogs ETF, tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes. Being that the ALPS Emerging Sector Dividend Dogs ETF commenced operations on March 28, 2014, no tax returns have been filed as of the date of this report.

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) acts as the Funds’ investment adviser pursuant to advisory agreements with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets as set out below. From time to time, the Adviser may waive all or a portion of its fee.

Fund	Advisory Fee
ALPS Sector Dividend Dogs ETF	0.40%
ALPS International Sector Dividend Dogs ETF	0.50%
ALPS Emerging Sector Dividend Dogs ETF	0.60%

Out of the unitary management fee, the Investment Adviser pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all of each Fund’s expenses and to compensate the Adviser for providing services for each Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator for the Funds.

Each Trustee who is not an officer or employee of the Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings.

27  |  November 30, 2014

ALPS Sector Dividend Dogs Series
Notes to Financial Statements	November 30, 2014

4. PURCHASES AND SALES OF SECURITIES

For the period or year ended November 30, 2014, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS Sector Dividend Dogs ETF	$219,480,835	$83,841,527
ALPS International Sector Dividend Dogs ETF	42,063,853	24,246,019
ALPS Emerging Sector Dividend Dogs ETF	5,638,614	1,109,347

For the period or year ended November 30, 2014, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS Sector Dividend Dogs ETF	$495,761,844	$169,892,659
ALPS International Sector Dividend Dogs ETF	90,946,452	30,565,770
ALPS Emerging Sector Dividend Dogs ETF	5,966,596	–

Gains on in-kind transactions are not considered taxable for federal income tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the net asset value per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

28  |  November 30, 2014

ALPS Sector Dividend Dogs Series
Additional Information	November 30, 2014 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

The Trust is required to disclose annually each Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for each Fund also will be available at no charge upon request by calling 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203. Each Fund’s Form N-PX also is available on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-Q. The Trust will also disclose a complete schedule of each Fund’s portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters. Form N-Q and Form N-CSR for each Fund will be available on the SEC’s website at http://www.sec.gov. Each Fund’s Form N-Q and Form N-CSR may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850. Each Fund’s Form N-Q and Form N-CSR will be available without charge, upon request, by calling 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

TAX DESIGNATIONS

Pursuant to Section 853(c) of the Internal Revenue Code, the following Fund designates the following:

	Foreign Taxes Paid	Foreign Source Income
ALPS International Sector Dividend Dogs ETF	$584,193	$6,118,222
ALPS Emerging Sector Dividend Dogs ETF	$16,122	$166,197

The following Fund designates for federal income purposes for distributions made during the calendar year ended December 31, 2013:

	Qualified Dividend Income	Dividend Received Deduction
ALPS International Sector Dividend Dogs ETF	64.13%	0.00%
ALPS Sector Dividend Dogs ETF	84.07%	83.06%

In early 2014, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2013 via Form 1099. The Fund will notify shareholders in early 2015 of amounts paid to them by the Funds, if any, during the calendar year 2014.

LICENSING AGREEMENTS

ALPS Sector Dividend Dogs ETF

S-Network® Sector Dividend Dogs Index is a service mark of S-Network Global Indexes, Inc. and has been licensed for use by ALPS Advisors, Inc. The ALPS Sector Dividend Dogs ETF is not sponsored, endorsed, sold or promoted by S-Network Global Indexes, Inc. and S-Network Global Indexes, Inc. makes no representation regarding the advisability of investing in the ALPS Sector Dividend Dogs ETF.

The ALPS Sector Dividend Dogs ETF is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of the or ALPS Sector Dividend Dogs ETF any member of the public regarding the advisability of investing in securities generally or in the ALPS Sector Dividend Dogs ETF particularly or the ability of the S-Network® Sector Dividend Dogs Index to track general stock market performance. S&P’s and its third party licensor’s only relationship to S-Network Global Indexes, LLC is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to the S-Network® Sector Dividend Dogs Index. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the ALPS Sector Dividend Dogs ETF or the timing of the issuance or sale of the ALPS Sector Dividend Dogs ETF or in the determination or calculation of the equation by which the ALPS Sector Dividend Dogs ETF is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the ALPS Sector Dividend Dogs ETF.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE S-NETWORK® SECTOR DIVIDEND DOGS INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED

29  |  November 30, 2014

ALPS Sector Dividend Dogs Series
Additional Information	November 30, 2014 (Unaudited)

TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Standard & Poor’s®, and S&P® are registered trademarks of The McGraw-Hill Companies, Inc.; “Calculated by S&P Custom Indices” and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. These marks have been licensed for use by S-Network Global Indexes, LLC.

ALPS International Sector Dividend Dogs ETF

S-Network® International Sector Dividend Dogs Index is a service mark of S-Network Global Indexes, Inc. and has been licensed for use by ALPS Advisors, Inc. The ALPS International Sector Dividend Dogs ETF is not sponsored, endorsed, sold or promoted by S-Network Global Indexes, Inc. and S-Network Global Indexes, Inc. makes no representation regarding the advisability of investing in the ALPS International Sector Dividend Dogs ETF.

ALPS Emerging Sector Dividend Dogs ETF

S-Network® Emerging Sector Dividend Dogs Index is a service mark of S-Network Global Indexes, Inc. and has been licensed for use by ALPS Advisors, Inc. The ALPS Emerging Sector Dividend Dogs ETF is not sponsored, endorsed, sold or promoted by S-Network Global Indexes, Inc. and S-Network Global Indexes, Inc. makes no representation regarding the advisability of investing in the ALPS Emerging Sector Dividend Dogs ETF.

30  |  November 30, 2014

ALPS Sector Dividend Dogs Series
Board Considerations Regarding Approval of Investment Advisory Agreement	November 30, 2014 (Unaudited)

At an in-person meeting held on June 9, 2014, the Board of Trustees of the Trust (the “Board”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Advisory Agreement between the Trust and the Investment Adviser with respect to the ALPS Sector Dividend Dogs ETF (“SDOG”). The Independent Trustees also met separately to consider the Advisory Agreement.

In evaluating whether to approve the Advisory Agreement for SDOG, the Board considered numerous factors, including (i) the nature, extent and quality of the services to be provided by the Adviser with respect to SDOG under the Advisory Agreement, (ii) the advisory fees and other expenses to be paid by SDOG compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to SDOG by the Adviser and the profits realized by the Adviser and its affiliates from its relationship to SDOG; (iv) the extent to which economies of scale would be realized if and as SDOG assets increase and whether the fee level in the Advisory Agreement reflects these economies of scale; and (v) any additional benefits and other considerations, as further described below.

With respect to the nature, extent and quality of the services to be provided by the Adviser under the Advisory Agreement, representatives from the Adviser presented the Adviser’s material regarding consideration of renewal of the Advisory Agreement. The Independent Trustees noted that included in the Board materials were responses by the Adviser to a questionnaire drafted by legal counsel to the Trust to assist the Board in evaluating whether to renew the Advisory Agreement (the “15(c) Materials”). The Independent Trustees considered and reviewed information concerning the services proposed to be provided under the Advisory Agreement, the proposed investment parameters of the index for SDOG, financial information regarding the Adviser and its parent company, information describing the Adviser’s current organizations and the background and experience of the persons responsible for the day-to-day management of SDOG.

The Independent Trustees reviewed information on the performance of SDOG and the performance of its benchmark index. The Trustees also evaluated the correlation and tracking error between the underlying index and SDOG’s performance. Based upon their review, the Independent Trustees concluded that the nature and extent of services provided to SDOG under the Advisory Agreement were appropriate and that the quality was satisfactory.

The Board noted the services to be provided by the Adviser for the annual advisory fee of 0.40% of the SDOG’s average daily net assets. The Board noted that the advisory fee for SDOG was a unitary fee pursuant to which the Adviser will assume all expenses of SDOG (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

The Independent Trustees reviewed the comparative fee information, including data from Lipper Analytical Services (“Lipper”). The Independent Trustees noted that Lipper’s report contained comparisons of the cost and expense structures of SDOG with other funds’ cost and expense structures, as well as comparisons of SDOG’s performance during similar periods of members of a Lipper identified peer expense group. The Independent Trustees also noted that the advisory fee was higher than the median of its Lipper peer group, however its total expenses were equal to the peer group median. The Independent Trustees also considered information provided by the Adviser about the costs and profitability of the Adviser with respect to SDOG. Based on the foregoing and the other information available to them, the Independent Trustees concluded that the advisory fee for SDOG was reasonable under the circumstances and in light of the quality of services provided.

The Independent Trustees also considered other benefits that may be realized by the Adviser from its relationship with SDOG and concluded that the advisory fee was reasonable taking into account such benefits. The Independent Trustees noted SDOG’s growth in assets and that SDOG may be achieving some economies of scale. They also noted that SDOG is still a relatively new product which makes it difficult to quantify the potential variability in net assets and thus determine the sustainability of any potential economies of scale which may exist. The Independent Trustees determined that they would continue to evaluate whether further economies of scale have been achieved on an ongoing basis.

Based on consideration of all factors deemed relevant, the Independent Trustees determined that approval of the Advisory Agreement was in the best interests of SDOG. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

In voting to approve the Advisory Agreement, the Trustees, including the Independent Trustees, concluded that the terms of the Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.

31  |  November 30, 2014

ALPS Sector Dividend Dogs Series
Trustees & Officers	November 30, 2014 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address and Year of Birth of Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of the following: AV Hunter Trust; Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	45	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (32 funds); Reaves Utility Income Fund; and Westcore Trust (12 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007.	45	Mr. Deems is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (32 funds); and Reaves Utility Income Fund.
Rick A. Pederson, 1952	Trustee	Since March 2008

Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 – present; Advisory Board member, Bow River Capital Partners (private equity management), 2003 – present; Advisor, Pauls Corporation (real estate investment management and development), 2008 – present; Chairman, Ross Consulting Group (real estate consulting services) 1983 – 2013; Advisory Board, Neenan Company (construction services) 2002 – present; Board Member, Prosci Inc. (private business services), 2013 – present; Board Member, Citywide Banks (Colorado community bank) 2014 – present; Director, National Western Stock Show (not-for- profit organization); Director, Biennial of the Americas (not-for-profit organization).

				23	Mr. Pederson is Trustee of Westcore Trust (12 funds) and Principal Real Estate Income Fund.

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

32  |  November 30, 2014

ALPS Sector Dividend Dogs Series
Trustees & Officers	November 30, 2014 (Unaudited)

INTERESTED TRUSTEE

Name, Address and Year of Birth of Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Thomas A. Carter, 1966	Trustee and President	Since March 2008

Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”), and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”) and ALPS Distributors, Inc. (“ADI”). Because of his position with AHI, ALPS, ADI, APSD and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touché LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.

				29	Mr. Carter is a Trustee of ALPS Variable Investment Trust (9 funds) and Principal Real Estate Income Fund.

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

33  |  November 30, 2014

ALPS Sector Dividend Dogs Series
Trustees & Officers	November 30, 2014 (Unaudited)

OFFICERS

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Melanie Zimdars, 1976	Chief Compliance Officer (“CCO”)	Since December 2009

Ms. Zimdars is Vice President and Deputy Chief Compliance Officer with ALPS. Prior to joining ALPS in September 2009, Ms. Zimdars served as Principal Financial Officer, Treasurer and Secretary for the Wasatch Funds from February 2007 to December 2008. Because of her position with ALPS, Ms. Zimdars is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Zimdars is also the CCO of ALPS Variable Investment Trust, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund, Broadview Funds Trust, BLDRS Index Funds Trust and Powershares QQQ Trust.

William Parmentier, 1952	Vice President	Since March 2008

Mr. Parmentier is Chief Investment Officer of AAI (since 2006); President and Chief Executive Officer of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005 –2006), Banc of America Investment Advisors, Inc. Because of his position with AAI, Mr. Parmentier is deemed an affiliate of the Trust as defined under the 1940 Act.

Patrick D. Buchanan, 1972	Treasurer	Since June 2012

Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of ALPS Variable Investment Trust and the Principal Real Estate Income Fund.

Erin D. Nelson, 1977	Secretary	Since October 2013

Ms. Nelson is Vice President and Assistant General Counsel of ALPS Advisors, Inc. Ms. Nelson joined ALPS in January, 2003. Ms. Nelson is also Secretary of the Principal Real Estate Income Fund since 2014, Clough Global Allocation Fund since 2004, Clough Global Equity Fund since 2005, Clough Global Opportunities Fund since 2006, Liberty All-Star Equity Fund since 2013 and Liberty All-Star Growth Fund since 2013. Because of her position with ALPS, Ms. Nelson is deemed an affiliate of the Trust as defined under the 1940 Act.

Jennifer A. Craig, 1973	Assistant Secretary	Since October 2013

Ms. Craig joined ALPS in 2007 and is currently Assistant Vice-Principal and Paralegal Manager of ALPS. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

34  |  November 30, 2014

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ANNUAL REPORT | November 30, 2014

Must be accompanied or preceded by a prospectus.

ALPS
Sector Dividend Dogs
Series

table of

www.alpsfunds.com

Sprott Gold Miners ETF

Performance Overview	November 30, 2014 (Unaudited)

Investment Objective

The Fund employs a “passive management” – or indexing – investment approach designed to seek investment results that correspond (before fees and expenses) generally to the performance of the Sprott Zacks Gold Miners Index (the “Underlying Index”).

The Underlying Index was created by Zacks Index Services to provide a means of generally tracking the performance of gold and silver mining companies whose stocks are traded on major U.S. exchanges. The Underlying Index uses a transparent, rules-based methodology that is designed to identify 25 gold stocks with the highest beta* to the spot price of gold, with each stock’s weighting in the index adjusted based on its quarterly revenue growth on a year-over-year basis and the quality of its balance sheet, as measured by long-term debt to equity. The Underlying Index is rebalanced on a quarterly basis to incorporate the latest financial data into the screening process. The Underlying Index may also invest to a lesser degree in silver companies that meet the above criteria.

Performance Overview

Sprott Gold Miners ETF (SGDM) (the “Fund”) for the period July 15, 2014 to November 30, 2014 generated a total return of –30.24%, in-line with the Sprott Zacks Gold Miners Index (the “Fund’s Underlying Index”), net of fees, which returned -30.10%.

The Fund’s Underlying Index emphasizes companies with the highest historical sensitivity to the price of gold, the highest relative revenue growth and the lowest relative long-term debt to equity. We believe these are important factors in determining the long-run success of senior gold miners.

The Fund’s performance was helped by its positions in royalty and streaming companies Franco-Nevada Corp. and Royal Gold, while hurt by its allocations to silver companies and companies with market capitalizations of less than $1 billion.

Gold mining stocks fell sharply in September and October due primarily to a weaker gold price, which was hurt by strength of the U.S. dollar versus the Euro and Japanese yen. While the U.S. economy continues to show signs of improving, Japan’s has slipped back into recession, and the Eurozone remains in the doldrums and is struggling with deflation. In response, the European and Japanese central banks are pledging further monetary stimulus to help reverse the downtrend with the European Central Bank planning to expand its balance sheet by as much as €1 trillion1.

Lower gold prices helped to support buying interest in gold, with large buyers such as Russia, China and India continuing to accumulate gold. Russia has accumulated approximately 150 tonnes of gold so far in 2014, exceeding its 78 tonnes of consumption in 2013 and 75 tonnes in 20122, while demand in China has already exceeded 1,800 tonnes for the year, as measured by withdrawals from the Shanghai Gold Exchange3. Most recently, gold imports to India were 39 tonnes in November, the highest in 41 months4.

Looking forward, we believe the Index’s methodology of emphasizing companies with the highest relative revenue growth and lowest relative long-term debt to equity will provide exposure to higher-quality gold companies with stronger production results and the financial strength to take advantage of opportunities in the sector.

1   |   November 30, 2014

Sprott Gold Miners ETF

Performance Overview	November 30, 2014 (Unaudited)

* Beta is defined as a sensitivity measure based on regression against the spot gold price movement during the trailing 36 months.

Royalties are ongoing economic interests in the production or future production from a property. Streams are metal purchase agreements that provide, in exchange for an upfront deposit, the right to purchase all or a portion of one or more metals produced from a mine at a preset price. Source: Franco-Nevada Corp.

Sources:

[1,2].	RBC Capital Markets, November 2014 http://business.financialpost.com/2014/11/25/6-reasons-to-be-bullish-on-gold/?__lsa=e493-c2ac

[3]	Mineweb, December 2014 http://www.mineweb.com/mineweb/content/en/mineweb-gold-analysis?oid=261205&sn=Detail

[4]	The Times of India, December 2014 http://timesofindia.indiatimes.com/business/india-business/Gold-imports-at-41-month-high-in-Nov/articleshow/45342280.cms

2   |   November 30, 2014

Sprott Gold Miners ETF

Performance Overview	November 30, 2014 (Unaudited)

Performance (as of November 30, 2014)

Since Inception^
Sprott Gold Miners ETF - NAV	-30.24%
Sprott Gold Miners ETF - Market Price*	-30.04%
Sprott Zacks Gold Miners TR Index	-30.10%

Total Expense Ratio (per the current prospectus) 0.57%

Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than actual data quoted. Call 1.866.759.5679 or visit www.alpsfunds.com for current month end performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund Commencement date is July 15, 2014. Total return for a period of less than one year is not annualized.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The Fund is new with limited operating history.

The Spott Zacks Gold Miners Total Return Index (Ticker: ZAXSGDMT) is comprised of approximately 25 stocks selected, based on investment and other criteria, from a universe of gold and silver mining companies whose stock is listed on a major U.S. exchange. The stocks are selected using a proprietary, quantitative rules-based methodology developed by Zacks Index Services. Total return assumes reinvestment of any dividends and distributions realized during a given time period. An investor cannot invest directly in an index.

The Fund is concentrated in the gold and silver mining industry. As a result, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the gold and silver mining industry. Also, gold and silver mining companies are highly dependent on the price of gold and silver bullion. These prices may fluctuate substantially over short periods of time so the Fund’s Share price may be more volatile than other types of investments.

Funds that emphasize investments in small-cap and mid-cap companies will generally experience greater price volatility.

Fund investing in foreign and emerging markets will also generally experience greater price volatility.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

ALPS Portfolio Solutions Distributor, Inc. is the Distributor for the Sprott Gold Miners ETF.

3   |   November 30, 2014

Sprott Gold Miners ETF

Performance Overview	November 30, 2014 (Unaudited)

Top 10 Holdings* (as of November 30, 2014)

Franco-Nevada Corp.	16.96%
Randgold Resources Ltd., ADR	15.20%
Goldcorp, Inc.	13.33%
Eldorado Gold Corp.	4.76%
Barrick Gold Corp.	4.48%
Royal Gold, Inc.	4.47%
Agnico Eagle Mines Ltd.	4.38%
Silver Wheaton Corp.	4.25%
Tahoe Resources, Inc.	4.15%
AngloGold Ashanti Ltd., Sponsored ADR	2.38%
Total % of Top 10 Holdings	74.36%

Country Allocation* (as of November 30, 2014)

Canada	69.44%
Jersey	15.20%
U.S.	8.62%
South Africa	6.74%
Total	100.00%

*	% of Total Investments.

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2014)

Comparison of Change in Value of $10,000 Investment in the Fund and the Index

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4   |   November 30, 2014

Sprott Gold Miners ETF

Disclosure of Fund Expenses	November 30, 2014 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2014.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/14	Ending Account Value 11/30/14	Expense Ratio(a)	Expenses Paid During Period 6/1/14 - 11/30/14(b)
Sprott Gold Miners ETF
Actual(c)	$1,000.00	$697.60	0.57%	$1.83
Hypothetical (5% return before expenses)	$1,000.00	$1,022.21	0.57%	$2.89

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)

Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

(c)	Actual expenses paid during the period is based on the commencement of operations date of July 15, 2014.

5   |   November 30, 2014

Sprott Gold Miners ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Sprott Gold Miners ETF, one of the portfolios constituting the ALPS ETF Trust (the “Trust”) as of November 30, 2014, and the related statements of operations, changes in net assets, and the financial highlight for the period July 15, 2014 (Commencement of Operations) to November 30, 2014. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sprott Gold Miners ETF of the ALPS ETF Trust as of November 30, 2014, the results of its operations, the changes in its net assets, and the financial highlights for the period July 15, 2014 (Commencement of Operations) to November 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 29, 2015

6   |   November 30, 2014

Sprott Gold Miners ETF

Schedule of Investments	November 30, 2014

Security Description		Shares	Value

COMMON STOCKS (99.96%)
Gold Mining (85.13%)
Agnico Eagle Mines Ltd.		165,707	$3,892,457
Alamos Gold, Inc.		179,014	1,228,036
AngloGold Ashanti Ltd., Sponsored ADR(a)		246,967	2,114,038
AuRico Gold, Inc.		539,677	1,856,489
Barrick Gold Corp.		335,044	3,983,673
Eldorado Gold Corp.		674,706	4,230,407
Franco-Nevada Corp.		301,506	15,081,330
Gold Fields Ltd., Sponsored ADR		483,598	1,982,752
Goldcorp, Inc.		603,452	11,851,797
IAMGOLD Corp.(a)		332,405	701,375
Kinross Gold Corp.(a)		704,945	1,973,846
New Gold, Inc.(a)		352,526	1,413,629
Novagold Resources, Inc.(a)		265,439	732,612
Pretium Resources, Inc.(a)		308,434	1,674,797
Randgold Resources Ltd., ADR		209,031	13,520,125
Royal Gold, Inc.		62,455	3,977,134
Sandstorm Gold Ltd.(a)		585,750	1,558,095
Sibanye Gold Ltd., Sponsored ADR		275,667	1,893,832
Yamana Gold, Inc.		544,404	2,057,847

Total Gold Mining			75,724,271

Precious Metals (6.11%)
Primero Mining Corp.(a)		432,027	1,754,030
Tahoe Resources, Inc.(a)		230,801	3,685,892

Total Precious Metals			5,439,922

Silver Mining (8.72%)
First Majestic Silver Corp.(a)		293,479	1,194,459
Fortuna Silver Mines, Inc.(a)		352,087	1,362,577
Silver Standard Resources, Inc.(a)		273,467	1,419,294
Silver Wheaton Corp.		189,897	3,782,748

Total Silver Mining			7,759,078

TOTAL COMMON STOCKS (Cost $102,673,942)			88,923,271

	7 Day Yield	Shares	Value

SHORT TERM INVESTMENTS (0.01%)
Dreyfus Treasury
Prime Cash
Management,
Institutional Shares	0.000%(b)	7,368	7,368

TOTAL SHORT TERM INVESTMENTS (Cost $7,368)			7,368

TOTAL INVESTMENTS (99.97%) (Cost $102,681,310)			$88,930,639

NET OTHER ASSETS AND LIABILITIES (0.03%)			24,983

NET ASSETS (100.00%)			$88,955,622

(a)	Non-income producing security.
(b)	Less than 0.0005%.

Common Abbreviations:

ADR - American Depositary Receipt.

Ltd. - Limited.

See Notes to Financial Statements.

7   |   November 30, 2014

Sprott Gold Miners ETF

Statement of Assets and Liabilities	November 30, 2014

ASSETS:
Investments, at value	$88,930,639
Cash	23,683
Foreign tax reclaims	3,835
Dividends receivable	34,956
Total Assets	88,993,113

LIABILITIES:
Payable to adviser	37,491
Total Liabilities	37,491
NET ASSETS	$88,955,622

NET ASSETS CONSIST OF:
Paid-in capital	$106,519,247
Accumulated net investment income	52,007
Accumulated net realized loss on investments	(3,864,961)
Net unrealized depreciation on investments	(13,750,671)
NET ASSETS	$88,955,622

INVESTMENTS, AT COST	$102,681,310

PRICING OF SHARES
Net Assets	$88,955,622
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	5,100,002
Net Asset Value, offering and redemption price per share	$17.44

See Notes to Financial Statements.

8   |   November 30, 2014

Sprott Gold Miners ETF

Statement of Operations	For the Period July 15, 2014 (Commencement of Operations) to November 30, 2014

INVESTMENT INCOME:
Dividends(a)	$146,869
Total Investment Income	146,869

EXPENSES:
Investment adviser fees	94,909
Total Expense	94,909
NET INVESTMENT INCOME	51,960

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized loss on investments	(3,825,706)
Net change in unrealized depreciation on investments	(13,750,671)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(17,576,377)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(17,524,417)

(a)	Net of foreign tax withholding $31,659.

See Notes to Financial Statements.

9   |   November 30, 2014

Sprott Gold Miners ETF

Statement of Changes in Net Assets

For the Period July 15, 2014 (Commencement of Operations) to November 30, 2014
OPERATIONS:
Net investment income	$51,960
Net realized loss on investments	(3,825,706)
Net change in unrealized depreciation on investments	(13,750,671)
Net decrease in net assets resulting from operations	(17,524,417)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	108,978,762
Cost of shares redeemed	(2,498,723)
Net increase from capital share transactions	106,480,039
Net increase in net assets	88,955,622

NET ASSETS:
Beginning of period	–
End of period *	$88,955,622

*Including accumulated net investment income of:	$52,007

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	–
Shares sold	5,200,002
Shares redeemed	(100,000)
Shares outstanding, end of period	5,100,002

See Notes to Financial Statements.

10   |   November 30, 2014

Sprott Gold Miners ETF

Financial Highlights	For a Share Outstanding Throughout the Period Presented

For the Period July 15, 2014 (Commencement of Operations) to November 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (a)	0.02
Net realized and unrealized loss	(7.58)
Total from investment operations	(7.56)

Net decrease in net asset value	(7.56)
NET ASSET VALUE, END OF PERIOD	$17.44

TOTAL RETURN(b)	(30.24)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$88,956

Ratio of expenses to average net assets	0.57%(c)
Ratio of net investment income to average net assets	0.31%(c)
Portfolio turnover rate(d)	36%

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

11   |   November 30, 2014

Sprott Gold Miners ETF

Notes to Financial Statements	November 30, 2014

1. ORGANIZATION

The ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2014, the Trust consists of sixteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the Sprott Gold Miners ETF (the “Fund”). The investment objective of the Fund is to seek investment results that correspond (before fees and expenses) generally to the performance of its underlying index, the Sprott Zacks Gold Miners Index (the “Underlying Index”). The investment advisor uses a “passive” or index approach to try to achieve the Fund’s investment objective. The Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. The Fund commenced operations on July 15, 2014.

The Fund’s Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. The Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the closing bid prices.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the closing sale prices on the applicable exchange and fair value prices may not reflect the actual value of a security. A variety of factors may be considered in determining the fair value of such securities.

12   |   November 30, 2014

Sprott Gold Miners ETF

Notes to Financial Statements	November 30, 2014

B. Fair Value Measurements

The Fund discloses the classification of fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments at November 30, 2014:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$88,923,271	$–	$–	$88,923,271
Short Term Investments	7,368	–	–	7,368

TOTAL	$88,930,639	$–	$–	$88,930,639

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Fund recognizes transfers between levels as of the end of the period. For the period ended November 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

C. Gold and Silver Mining Industry Risk

The Underlying Index is concentrated in the gold and silver mining industry. As a result, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the gold and silver mining industry. Competitive pressures may have a significant effect on the financial condition of such companies in the gold and silver mining industry. Also, gold and silver mining companies are highly dependent on the price of gold and silver bullion. These prices may fluctuate substantially over short periods of time so the Fund’s Share price may be more volatile than other types of investments. In times of significant inflation or great economic uncertainty, gold, silver and other precious metals may outperform traditional investments such as bonds and stocks. However, in times of stable economic growth, traditional equity

13   |   November 30, 2014

Sprott Gold Miners ETF

Notes to Financial Statements	November 30, 2014

and debt investments could offer greater appreciation potential and the value of gold, silver and other precious metals may be adversely affected, which could in turn affect the Fund’s returns. The production and sale of precious metals by governments or central banks or other large holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the supply and prices of precious metals. Economic and political conditions in those countries that are the largest producers of gold may have a direct effect on the production and marketing of gold and on sales of central bank gold holdings. Some gold and precious metals mining operation companies may hedge their exposure to falls in gold and precious metals prices by selling forward future production, which may result in lower returns during periods when the price of gold and precious metals increases. The gold and precious metals industry can be significantly affected by events relating to international political developments, the success of exploration projects, commodity prices and tax and government regulations.

D. Foreign Investment Risk

The Fund’s investments in non-U.S. issuers, although limited to ADRs, may involve unique risks compared to investing in securities of U.S. issuers. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States.

Countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens or inflation rates.

E. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

F. Concentration Risk

The Fund seeks to track the Underlying Index, which itself may have concentration in certain regions, economies, countries, markets, industries or sectors. Based on the current composition of the Underlying Index, the Fund will be concentrated in the gold and silver mining industry. Underperformance or increased risk in such concentrated areas may result in underperformance or increased risk in the Fund.

G. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

H. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid annually or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
I. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the period ended November 30, 2014, permanent book and tax differences resulting primarily from in-kind transactions were identified and reclassified among the components of the Fund’s net assets as follows:

Fund	Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss on Investments
Sprott Gold Miners ETF	$39,208	$47	$(39,255)

Net investment income and net realized (loss), as disclosed on the Statement of Operations and net assets were not affected by this reclassification.

14   |   November 30, 2014

Sprott Gold Miners ETF

Notes to Financial Statements	November 30, 2014

At November 30, 2014, the Fund had available for tax purposes unused capital loss carryforwards as follows:

Short-Term	Long-Term
$ 2,010,382	$ –

Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

As of November 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$218,627
Accumulated net realized loss on investments	(2,010,382)
Net unrealized depreciation on investments	(15,771,870)
Total	$(17,563,625)

As of November 30, 2014, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:
Sprott Gold Miners ETF
Gross depreciation (excess of tax cost over value)	$(15,771,870)
Net unrealized appreciation (depreciation)	$(15,771,870)

Cost of investments for income tax purposes	$104,702,509

The differences between book-basis and tax-basis are due to the deferral of losses from wash sales and Passive Foreign Investment Company (“PFIC”) adjustments.

J. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the period ended November 30, 2014, the fund did not have a liability for any unrecognized tax benefits. The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Being that the Fund commenced operations on July 15, 2014; no tax returns have been filed as of the date of this report.

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.57% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses, such as litigation, not incurred in the ordinary course of the Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

15   |   November 30, 2014

Sprott Gold Miners ETF

Notes to Financial Statements	November 30, 2014

Each Trustee who is not an officer or employee of the Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee or $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings.

4. PURCHASES AND SALES OF SECURITIES

For the period ended November 30, 2014, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
Sprott Gold Miners ETF	$17,588,222	$19,257,945

For the period ended November 30, 2014, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
Sprott Gold Miners ETF	$108,915,545	$746,176

Gains on in-kind transactions are not considered taxable for federal income tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the net asset value per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

16   |   November 30, 2014

Sprott Gold Miners ETF

Additional Information	November 30, 2014 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

The Trust is required to disclose annually each Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for each Fund also will be available at no charge upon request by calling 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203. Each Fund’s Form N-PX also is available on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-Q. The Trust will also disclose a complete schedule of each Fund’s portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters. Form N-Q and Form N-CSR for each Fund will be available on the SEC’s website at http://www.sec.gov. Each Fund’s Form N-Q and Form N-CSR may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850. Each Fund’s Form N-Q and Form N-CSR will be available without charge, upon request, by calling 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

TAX INFORMATION

Pursuant to Section 853(c) of the Internal Revenue Code, the following Fund designated the following:

	Foreign Taxes Paid	Foreign Source Income
Sprott Gold Miners ETF	$ 20,609	$ 137,395

LICENSING AGREEMENT

Zacks Investment Management, Inc. (the “Licensor”) has entered into a license agreement with Sprott Asset Management LP (“Sprott”) to use the “Sprott” name and certain related intellectual property in connection with the underlying index, the Sprott Zacks Gold Miners Index (the “Underlying Index”) (the “Sprott License Agreement”). Pursuant to the Sprott License Agreement, Sprott in turn has entered into a sublicense agreement with ALPS Advisers, Inc. to use the Underlying Index (the “Sublicense Agreement”) in connection with the Sprott Gold Miners ETF (the “Product”).

The following disclosure relates to the Licensor and Sprott:

The Product(s) is not sponsored, endorsed, sold or promoted by ZACKS INVESTMENT MANAGEMENT, INC. (“Licensor”) Licensor makes no representation or warranty, express or implied, regarding the advisability of investing in securities generally or in the Product(s) particularly or the ability of the Index to track general market performance. Licensor’s only relationship to the Licensee is the licensing of the Index which is determined and composed by Licensor without regard to the Licensee or the owners of the Product(s). Licensor has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining or composing the Index. Licensor shall not be liable to any person for any error in the Index nor shall it be under any obligation to advise any person of any error therein.

The Fund is not sponsored by Sprott. Sprott makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly and does not guarantee the quality, accuracy or completeness of the Underlying Index or any Underlying Index data included herein or derived therefrom and assume no liability in connection with their use. The Underlying Index is determined and composed without regard to the Adviser or the Fund. Sprott has no obligation to take the needs of the Adviser, the Fund or the shareholders of the Fund into consideration in connection with the foregoing. Sprott is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the NAV of the Fund. Sprott has no obligation or liability in connection with the administration or trading of the Fund.

Sprott does not guarantee the accuracy and/or completeness of the Underlying Index or any data included therein, and Sprott shall have no liability for any errors, omissions, or interruptions therein. Sprott makes no warranty, express or implied, as to results to be obtained by the Adviser, the Fund, Fund shareholders or any other person or entity from the use of the Underlying Index or any data included therein. Sprott makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Sprott have any liability for any special, punitive, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

17   |   November 30, 2014

Sprott Gold Miners ETF

Board Considerations Regarding Approval of Investment Advisory Agreement	November 30, 2014 (Unaudited)

At an in-person meeting held on June 9, 2014 (the “Meeting”), the Board of Trustees of the Trust (the “Board”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “1940 Act”) (the “Independent Trustees”), evaluated a proposal to approve the Advisory Agreement (the “Sprott ETF Advisory Agreement”) between the Trust and ALPS Advisors, Inc. (the “Adviser”) with respect to the Sprott Gold Miners ETF (the “Sprott ETF”). The Independent Trustees also met separately to consider the Sprott ETF Advisory Agreement.

In evaluating whether to approve the Sprott ETF Advisory Agreement for the Sprott ETF, the Board considered numerous factors including (i) the nature, extent and quality of the services expected to be provided by the Adviser with respect to the Sprott ETF under the Sprott ETF Advisory Agreement; (ii) the advisory fees and other expenses proposed to be paid by the Sprott ETF compared to those of similar funds managed by other investment advisers; (iii) the expected profitability to the Adviser of its proposed advisory relationship with the Sprott ETF and reasonableness of compensation to the Adviser; (iv) the extent to which economies of scale would be realized if and as the Sprott ETF assets increase and whether the fee level in the Sprott ETF Advisory Agreement reflects these economies of scale; and (v) any additional benefits and other considerations, as further described below.

With respect to the nature, extent and quality of the services to be provided by the Adviser under the Sprott ETF Advisory Agreement, representatives from the Adviser presented the Adviser’s material regarding consideration of the Sprott ETF Advisory Agreement. The Independent Trustees noted that included in the Board materials were responses by the Adviser to a questionnaire drafted by legal counsel to the Trust to assist the Board in evaluating whether to approve the Sprott ETF Advisory Agreement (the “15(c) Materials”). The Independent Trustees considered and reviewed information concerning the nature of the services proposed to be provided under the Sprott ETF Advisory Agreement, the proposed investment parameters of the index for the Sprott ETF, financial information regarding the Adviser and its parent company, information describing the Adviser’s current organizations and the background and experience of the persons who would be responsible for the day-to-day management of the Sprott ETF, the anticipated financial support of the Sprott ETF and the nature and quality of services provided to other exchange-traded (“ETFs”), open-end and closed-end funds by the Adviser. Based upon their review, the Independent Trustees concluded that the Adviser was qualified to oversee the services to be provided by other service providers and that the services to be provided by the Adviser to the Sprott ETF are expected to be satisfactory.

At the Meeting, the Independent Trustees considered and approved an annual advisory fee of 0.57% of Sprott ETF’s average daily net assets. The Independent Trustees noted that the advisory fee proposed for the Sprott ETF was a unitary fee pursuant to which the Adviser will assume all expenses of the Sprott ETF (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. Based on its review, the Independent Trustees concluded that the expected profitability of the Sprott ETF to the Adviser was not unreasonable.

The Independent Trustees also reviewed comparative fee and expense data provided by Lipper Analytical Services (“Lipper”) regarding the Sprott ETF. The Independent Trustees noted that Lipper’s report contained information regarding comparisons of the proposed cost and expense structures of Sprott ETF with members of a Lipper identified peer expense group. The Independent Trustees noted the services to be provided by the Adviser for the annual advisory fee of 0.57% of the Sprott ETF’s average daily net assets. The Board also considered that the advisory fee was a unitary one and that, as set forth above, the Adviser had agreed to pay all of the Sprott ETF’s expenses (except for interest expenses, marketing fees, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Sprott ETF’s business) out of the unitary fee. The Independent Trustees considered that, taking into account the impact of the Sprott ETF’s unitary advisory fee, the Sprott ETF’s expense ratio was lower than the median of its Lipper peer group. In evaluating the reasonableness of the fee, the Independent Trustees considered, among other things, a supplementary peer universe provided by the Adviser. Based on the foregoing and the other information available to them, the Independent Trustees concluded that the advisory fee for SprottETF was reasonable under the circumstances and in light of the quality of services provided.

The Independent Trustees also considered other benefits that may be realized by the Adviser from its relationships with the Sprott ETF and concluded that the advisory fees were reasonable taking into account such benefits.

The Independent Trustees considered the extent to which economies of scale would be realized as the Sprott ETF grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of the Fund’s investors. Because the Sprott ETF is newly organized, the Independent Trustees reviewed the unitary advisory fee proposed for Sprott ETF and anticipated expenses of the Sprott ETF and determined to review economies of scale in the future when the SprottETF had attracted assets.

Based on consideration of all factors deemed relevant, the Independent Trustees determined that approval of the Advisory Agreement was in the best interests of the Sprott ETF. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

In voting to approve the Advisory Agreement, the Trustees, including the Independent Trustees, concluded that the terms of the Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Independent Trustees considered relevant in the exercise of their reasonable business judgment.

18   |   November 30, 2014

Sprott Gold Miners ETF

Trustees & Officers	November 30, 2014 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address and Year of Birth of Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of the following: AV Hunter Trust; Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	45	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (32 funds); Reaves Utility Income Fund; and Westcore Trust (12 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007.	45	Mr. Deems is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (32 funds); and Reaves Utility Income Fund.
Rick A. Pederson, 1952	Trustee	Since March 2008

Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 – present; Advisory Board member, Bow River Capital Partners (private equity management), 2003 – present; Advisor, Pauls Corporation (real estate investment management and development), 2008 – present; Chairman, Ross Consulting Group (real estate consulting services) 1983 – 2013; Advisory Board, Neenan Company (construction services) 2002 – present; Board Member, Prosci Inc. (private business services), 2013 – present; Board Member, Citywide Banks (Colorado community bank) 2014 – present; Director, National Western Stock Show (not-for-profit organization); Director, Biennial of the Americas (not-for-profit organization).

				23	Mr. Pederson is Trustee of Westcore Trust (12 funds) and Principal Real Estate Income Fund.

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

19   |   November 30, 2014

Sprott Gold Miners ETF

Trustees & Officers	November 30, 2014 (Unaudited)

INTERESTED TRUSTEE

Name, Address and Year of Birth of Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Thomas A. Carter, 1966	Trustee and President	Since March 2008

Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”), and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”) and ALPS Distributors, Inc. (“ADI”). Because of his position with AHI, ALPS, ADI, APSD and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touché LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.

				29	Mr. Carter is a Trustee of ALPS Variable Investment Trust (9 funds) and Principal Real Estate Income Fund.

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

20   |   November 30, 2014

Sprott Gold Miners ETF

Trustees & Officers	November 30, 2014 (Unaudited)

OFFICERS

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Melanie Zimdars, 1976	Chief Compliance Officer (“CCO”)	Since December 2009

Ms. Zimdars is Vice President and Deputy Chief Compliance Officer with ALPS. Prior to joining ALPS in September 2009, Ms. Zimdars served as Principal Financial Officer, Treasurer and Secretary for the Wasatch Funds from February 2007 to December 2008. Because of her position with ALPS, Ms. Zimdars is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Zimdars is also the CCO of ALPS Variable Investment Trust, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund and Broadview Funds Trust, BLDRS Index Funds Trust and Powershares QQQ Trust.

William Parmentier, 1952	Vice President	Since March 2008

Mr. Parmentier is Chief Investment Officer of AAI (since 2006); President and Chief Executive Officer of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005 – 2006), Banc of America Investment Advisors, Inc. Because of his position with AAI, Mr. Parmentier is deemed an affiliate of the Trust as defined under the 1940 Act.

Patrick D. Buchanan, 1972	Treasurer	Since June 2012

Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of ALPS Variable Investment Trust and the Principal Real Estate Income Fund.

Erin D. Nelson, 1977	Secretary	Since October 2013

Ms. Nelson is Vice President and Assistant General Counsel of ALPS Advisors, Inc. Ms. Nelson joined ALPS in January, 2003. Ms. Nelson is also Secretary of the Principal Real Estate Income Fund since 2014, Clough Global Allocation Fund since 2004, Clough Global Equity Fund since 2005, Clough Global Opportunities Fund since 2006, Liberty All-Star Equity Fund since 2013 and Liberty All-Star Growth Fund since 2013. Because of her position with ALPS, Ms. Nelson is deemed an affiliate of the Trust as defined under the 1940 Act.

Jennifer A. Craig, 1973	Assistant Secretary	Since October 2013

Ms. Craig joined ALPS in 2007 and is currently Assistant Vice-Principal and Paralegal Manager of ALPS. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

21   |   November 30, 2014

ANNUAL REPORT | November 30, 2014

Must be accompanied or preceded by a prospectus.

Sprott Exchange Traded Funds

ANNUAL REPORT VelocityShares Tail Risk Hedged Large Cap ETF | TRSK VelocityShares Volatility Hedged Large Cap ETF | SPXH November 30, 2014

www.velocitysharesetfs.com

VelocityShares Tail Risk Hedged Large Cap ETF
Performance Overview	November 30, 2014 (Unaudited)

Investment Objective

The VelocityShares Tail Risk Hedged Large Cap ETF (“Exchange Traded Fund”) seeks to provide investment results that correspond generally, before fees and expenses, to the performance of the VelocityShares Tail Risk Hedged Large Cap Index (the “Underlying Index”). The Underlying Index is an index comprised of three large capitalization equity ETFs and two volatility related ETFs (“The Underlying Index ETFs”). The ETF will seek to achieve its investment objective by investing at least 80% of its total assets in Underlying Index ETFs. The ETF also intends to invest 15%, but may invest up to 20%, of its assets in swap agreements or other derivatives instead of investing directly in certain Underlying Index ETFs.

Performance Overview

For the fiscal year ended November 30, 2014, the VelocityShares Tail Risk Hedged Large Cap ETF (TRSK) produced a total return of 8.94% in-line with the VelocityShares Tail Risk Hedged Large Cap Index, the Fund’s Underlying Index, net of fees, which returned 9.41%. The Fund underperformed the S&P 500® which returned 17.17% for the same period.

The Fund’s assets invested in the Large Cap ETFs (SPDR S&P 500 ETF (SPY), Vanguard S&P 500 ETF (VOO) and iShares S&P 500 ETF (IVV)) contributed a return of 13.9%, and the assets invested in the Volatility Component detracted -4.97% for the period. The Volatility Component was net long volatility 70% of the period. This net long position coupled with falling volatility resulted in the Volatility Component’s negative performance for the period.

Volatility, as measured by the VIX®, fell from 13.7 at the beginning of the period to 13.33 at the end of the fiscal year. The VIX spiked considerably in October on economic concerns, the Fed halting Quantitative Easing and risk of an Ebola epidemic, but that was short-lived. In June the Volatility Component had a net short volatility position, but it jumped to an over 100% long position in during the October VIX spike. The Volatility Component then moved back to a more moderate long position of 14% at the end of the fiscal year. This swift short-term swing in the volatility exposure resulted in a negative performance from mid-October through the end of the fiscal year. The strategy performed as expected: the volatility exposure increased as volatility rose, and then the exposure was reduced as volatility fell.

Performance (as of November 30, 2014)

	1 Year	Since Inception^
VelocityShares Tail Risk Hedged Large Cap ETF - NAV	8.94%	12.37%
VelocityShares Tail Risk Hedged Large Cap ETF - Market Price*	8.86%	12.34%
VelocityShares Tail Risk Hedged Large Cap Index	9.41%	12.86%

Total Expense Ratio (per the current prospectus) 0.71%.

^	The Fund commenced operations on June 21, 2013.

*	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

VelocityShares Tail Risk Hedged Large Cap Index: reflects the performance of a portfolio providing a target exposure of 85% to a large cap equity portfolio and a target exposure of 15% to a volatility strategy designed to hedge tail risk in the S&P 500®. An investor cannot directly invest in an index.

The CBOE Volatility Index® (VIX®) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices. Since its introduction in 1993, VIX has been considered by many to be the world’s premier barometer of investor sentiment and market volatility.

“VelocityShares” and the VelocityShares logo are trademarks of VelocityShares Index & Calculation Services, a division of VelocityShares, LLC.

1  |  November 30, 2014

VelocityShares Tail Risk Hedged Large Cap ETF
Performance Overview	November 30, 2014 (Unaudited)

Top Holdings* (as of November 30, 2014)

Vanguard® S&P 500® ETF	33.34%
SPDR® S&P 500® ETF	33.33%
iShares® Core S&P 500® ETF	33.33%
Total % of Top Holdings	100.00%

*	% of Total Investments.

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2014)

Comparison of Change in Value of $10,000 Investment in the Fund and the Index

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2  |  November 30, 2014

VelocityShares Volatility Hedged Large Cap ETF
Performance Overview	November 30, 2014 (Unaudited)

Investment Objective

The VelocityShares Volatility Hedged Large Cap ETF (“Exchange Traded Fund”) seeks to provide investment results that correspond generally, before fees and expenses, to the performance of the VelocityShares Volatility Hedged LargeCap Index (the “Underlying Index”). The Underlying Index is an index comprised of three large capitalization equity ETFs and two volatility related ETFs (“The Underlying Index ETFs”). The ETF will seek to achieve its investment objective by investing at least 80 % of its total assets in Underlying Index ETFs. The ETF also intends to invest 15%, but may invest up to 20%, of its assets in swap agreements or other derivatives instead of investing directly in certain Underlying Index ETFs.

Performance Overview

For the fiscal year ended November 30, 2014, the VelocityShares Volatility Hedged Large Cap ETF (SPXH) produced a total return of 11.00% in-line with the VelocityShares Volatility Hedged Large Cap Index, the Fund’s Underlying Index, net of fees, which returned 11.58%. The Fund underperformed the S&P 500® which returned 17.17% for the same period.

The Fund’s assets invested in the Large Cap ETFs (SPDR S&P 500 ETF (SPY), Vanguard S&P 500 ETF (VOO) and iShares S&P 500 ETF (IVV)) contributed a return of 13.95%, and the assets invested in the Volatility Component were down 3.3% for the period.

Volatility, as measured by the VIX®, fell from 13.7 at the beginning of the period to 13.33 at the end of the fiscal year. The VIX spiked considerably in October on economic concerns, the Fed halting Quantitative Easing and risk of an Ebola epidemic, but that was short-lived. During the spike the Volatility Component moved from a net short exposure to a net long exposure then back to a net short exposure, and this movement resulted in a negative performance during the month. The strategy performed as expected: it moved from a net short volatility to a net long volatility exposure as volatility started to rise.

Performance (as of November 30, 2014)

	1 Year	Since Inception^
VelocityShares Volatility Hedged Large Cap ETF - NAV	11.00%	16.27%
VelocityShares Volatility Hedged Large Cap ETF - Market Price*	10.85%	16.22%
VelocityShares Volatility Hedged Large Cap Index	11.58%	16.87%

Total Expense Ratio (per the current prospectus) 0.71%.

^	The Fund commenced operations on June 21, 2013.

*	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

VelocityShares Volatility Hedged Large Cap Index: reflects the performance of a portfolio providing a target exposure of 85% to a large cap equity portfolio and a target exposure of 15% to a volatility strategy designed to hedge volatility risk in the S&P 500®. An investor cannot directly invest in an index.

The CBOE Volatility Index® (VIX®) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices. Since its introduction in 1993, VIX has been considered by many to be the world’s premier barometer of investor sentiment and market volatility.

“VelocityShares” and the VelocityShares logo are trademarks of VelocityShares Index & Calculation Services, a division of VelocityShares, LLC.

3  |  November 30, 2014

VelocityShares Volatility Hedged Large Cap ETF
Performance Overview	November 30, 2014 (Unaudited)

Top Holdings* (as of November 30, 2014)

Vanguard® S&P 500® ETF	33.34%
iShares® Core S&P 500® ETF	33.33%
SPDR® S&P 500® ETF	33.33%
Total % of Top Holdings	100.00%

*	% of Total Investments.

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2014)

Comparison of Change in Value of $10,000 Investment in the Fund and the Index

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4  |  November 30, 2014

VelocityShares
Disclosure of Fund Expenses	November 30, 2014 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2014.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/14	Ending Account Value 11/30/14	Expense Ratio(a)	Expenses Paid During Period 6/1/14 - 11/30/14(b)
VelocityShares Tail Risk Hedged Large Cap ETF
Actual	$ 1,000.00	$ 1,048.10	0.65%	$ 3.34
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,021.81	0.65%	$ 3.29
VelocityShares Volatility Hedged Large Cap ETF
Actual	$ 1,000.00	$ 1,054.80	0.65%	$ 3.35
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,021.81	0.65%	$ 3.29

(a)	Annualized, based on the Fund’s most recent fiscal half-year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

5  |  November 30, 2014

VelocityShares
Report of Independent Registered Accounting Firm

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of VelocityShares Tail Risk Hedged Large Cap ETF and VelocityShares Volatility Hedged Large Cap ETF, two of the portfolios constituting the ALPS ETF Trust (the “Trust”) as of November 30, 2014, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and the period June 21, 2013 (Commencement of Operations) to November 30, 2013. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VelocityShares Tail Risk Hedged Large Cap ETF and VelocityShares Volatility Hedged Large Cap ETF of the ALPS ETF Trust as of November 30, 2014, the results of their operations for the year then ended, and the changes in their net assets and the financials highlights for the year then ended and the period June 21, 2013 (Commencement of Operations) to November 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 29, 2015

6  |  November 30, 2014

VelocityShares Tail Risk Hedged Large Cap ETF
Schedule of Investments	November 30, 2014

Security Description	Shares	Value
EXCHANGE TRADED FUNDS (85.28%)
Equity Fund (85.28%)
iShares® Core S&P 500® ETF	47,185	$9,841,847
SPDR® S&P 500® ETF	47,500	9,842,000
Vanguard® S&P 500® ETF	51,792	9,842,034

Total United States		29,525,881

TOTAL EXCHANGE TRADED FUNDS (Cost $26,298,144)		29,525,881

TOTAL INVESTMENTS (85.28%) (Cost $26,298,144)		$29,525,881

NET OTHER ASSETS AND LIABILITIES (14.72%)(a)		5,097,091

NET ASSETS (100.00%)		$34,622,972

(a)	Includes cash, in the amount of $1,350,000, which is being held as collateral for total return swap contracts.

Common Abbreviations:

ETF	-	Exchange Traded Fund.
S&P	-	Standard and Poor’s.
SPDR	-	Standard and Poor’s Depositary Receipt.

TOTAL RETURN SWAP CONTRACTS*

Reference Obligation	Swap Counterparty	Rate Paid by the Fund	Termination Date	Notional Amount	Unrealized Depreciation
S&P 500® VIX® Futures Tail Risk Index-Short Term:
	BNP Paribas	1.970%	09/02/2015	$3,259,649	$(598,844)
S&P 500® VIX® Futures Tail Risk Index-Short Term:
	BNP Paribas	1.970%	10/02/2015	331,161	(51,280)
S&P 500® VIX® Futures Tail Risk Index-Short Term:
	BNP Paribas	1.970%	11/03/2015	85,000	(12,046)
S&P 500® VIX® Futures Tail Risk Index-Short Term:
	BNP Paribas	1.970%	12/02/2015	98,912	(12,577)
S&P 500® VIX® Futures Tail Risk Index-Short Term:
	BNP Paribas	1.970%	01/05/2016	938,152	(119,732)
S&P 500® VIX® Futures Tail Risk Index-Short Term:
	BNP Paribas	1.970%	04/14/2016	402,000	(35,092)
S&P 500® VIX® Futures Tail Risk Index-Short Term:
	BNP Paribas	1.970%	07/14/2016	880,045	(39,268)

				$5,994,919	$(868,839)

*

The Fund receives monthly payments based on any positive monthly return of the Reference Obligation net of the rate paid by the Fund. The Fund makes payments on any negative monthly return of such Reference Obligation in addition to the rate paid by the Fund.

See Notes to Financial Statements.

7  |  November 30, 2014

VelocityShares Volatility Hedged Large Cap ETF
Schedule of Investments	November 30, 2014

Security Description	Shares	Value
EXCHANGE TRADED FUNDS (85.26%)
Equity Fund (85.26%)
iShares® Core S&P 500® ETF	102,287	$21,335,022
SPDR® S&P 500® ETF	102,968	21,334,970
Vanguard® S&P 500® ETF	112,272	21,335,048

Total United States		64,005,040

TOTAL EXCHANGE TRADED FUNDS (Cost $58,394,070)		64,005,040

TOTAL INVESTMENTS (85.26%) (Cost $58,394,070)		$64,005,040

NET OTHER ASSETS AND LIABILITIES (14.74%)(a)		11,065,063

NET ASSETS (100.00%)		$75,070,103

(a)	Includes cash, in the amount of $1,950,000, which is being held as collateral for total return swap contracts.

Common Abbreviations:

ETF	-	Exchange Traded Fund.
S&P	-	Standard and Poor’s.
SPDR	-	Standard and Poor’s Depositary Receipt.

See Notes to Financial Statements.

8  |  November 30, 2014

VelocityShares Volatility Hedged Large Cap ETF
Schedule of Investments	November 30, 2014

TOTAL RETURN SWAP CONTRACTS*

Reference Obligation	Swap Counterparty	Rate Paid by the Fund	Termination Date	Notional Amount	Unrealized Appreciation
S&P® 500 VIX® Futures Variable Long/Short Index-Short Term:
	BNP Paribas	1.970%	07/14/2016	$3,616,073	$3,101

				$3,616,073	$3,101

Reference Obligation	Swap Counterparty	Rate Paid by the Fund	Termination Date	Notional Amount	Unrealized Depreciation
S&P® 500 VIX® Futures Variable Long/Short Index-Short Term:
	BNP Paribas	1.970%	01/05/2015	$377,056	$(45,465)
S&P® 500 VIX® Futures Variable Long/Short Index-Short Term:
	BNP Paribas	1.970%	02/02/2016	77,339	(8,021)
S&P® 500 VIX® Futures Variable Long/Short Index-Short Term:
	BNP Paribas	1.970%	02/03/2015	5,271	(737)
S&P® 500 VIX® Futures Variable Long/Short Index-Short Term:
	BNP Paribas	1.970%	03/03/2015	5,241	(550)
S&P® 500 VIX® Futures Variable Long/Short Index-Short Term:
	BNP Paribas	1.970%	04/02/2015	5,132	(619)
S&P® 500 VIX® Futures Variable Long/Short Index-Short Term:
	BNP Paribas	1.970%	05/04/2015	453,217	(44,772)
S&P® 500 VIX® Futures Variable Long/Short Index-Short Term:
	BNP Paribas	1.970%	07/02/2015	230,972	(28,557)
S&P® 500 VIX® Futures Variable Long/Short Index-Short Term:
	BNP Paribas	1.970%	08/04/2015	2,335,720	(297,330)
S&P® 500 VIX® Futures Variable Long/Short Index-Short Term:
	BNP Paribas	1.970%	09/02/2015	679,510	(53,343)
S&P® 500 VIX® Futures Variable Long/Short Index-Short Term:
	BNP Paribas	1.970%	10/02/2015	326,517	(17,516)
S&P® 500 VIX® Futures Variable Long/Short Index-Short Term:
	BNP Paribas	1.970%	11/03/2015	247,282	(11,190)
S&P® 500 VIX® Futures Variable Long/Short Index-Short Term:
	BNP Paribas	1.970%	12/02/2015	214,088	(11,206)
S&P® 500 VIX® Futures Variable Long/Short Index-Short Term:
	BNP Paribas	1.970%	01/05/2016	1,585,748	(189,529)
S&P® 500 VIX® Futures Variable Long/Short Index-Short Term:
	BNP Paribas	1.970%	03/02/2016	871,311	(86,064)
S&P® 500 VIX® Futures Variable Long/Short Index-Short Term:
	BNP Paribas	1.970%	04/14/2016	601,568	(51,518)
S&P® 500 VIX® Futures Variable Long/Short Index-Short Term:
	BNP Paribas	1.970%	07/14/2016	371,825	(16,316)

				$8,387,797	$(862,733)

*

The Fund receives monthly payments based on any positive monthly return of the Reference Obligation net of the rate paid by the Fund. The Fund makes payments on any negative monthly return of such Reference Obligation in addition to the rate paid by the Fund.

See Notes to Financial Statements.

9  |  November 30, 2014

VelocityShares
Statements of Assets and Liabilities	November 30, 2014

	VelocityShares Tail Risk Hedged Large Cap ETF	VelocityShares Volatility Hedged Large Cap ETF

ASSETS:
Investments, at value	$29,525,881	$64,005,040
Cash	4,465,612	9,929,333
Unrealized appreciation on total return swap contracts	–	3,101
Receivable for investments sold	229,140	196,131
Deposit with broker for total return swaps	1,350,000	1,950,000

Total assets	35,570,633	76,083,605

LIABILITIES:
Payable due to broker for total return swap contracts	60,504	114,238
Unrealized depreciation on total return swap contracts	868,839	862,733
Payable to adviser	18,318	36,531

Total liabilities	947,661	1,013,502

NET ASSETS	$34,622,972	$75,070,103

NET ASSETS CONSIST OF:
Paid-in capital	$32,338,612	$70,320,729
Accumulated net realized loss on investments	(74,538)	(1,964)
Net unrealized appreciation on investments	2,358,898	4,751,338

NET ASSETS	$34,622,972	$75,070,103

INVESTMENTS, AT COST	$26,298,144	$58,394,070

PRICING OF SHARES
Net Assets	$34,622,972	$75,070,103
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	1,200,002	2,450,002
Net Asset Value, offering and redemption price per share	$28.85	$30.64

See Notes to Financial Statements.

10  |  November 30, 2014

VelocityShares
Statements of Operations	For the Year Ended November 30, 2014

	VelocityShares Tail Risk Hedged Large Cap ETF	VelocityShares Volatility Hedged Large Cap ETF
INVESTMENT INCOME:
Dividends	$356,962	$503,280

Total Investment Income	356,962	503,280

EXPENSES:
Investment adviser fees	151,106	240,850

Total Expenses	151,106	240,850

NET INVESTMENT INCOME	205,856	262,430

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain on investments	56,846	14,705
Net realized loss on total return swap contracts	(143,586)	(123,986)
Net change in unrealized appreciation on investments	3,091,459	4,963,856
Net change in unrealized depreciation on total return swap contracts	(830,555)	(877,980)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	2,174,164	3,976,595

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,380,020	$4,239,025

See Notes to Financial Statements.

11  |  November 30, 2014

VelocityShares
Statements of Changes in Net Assets

	VelocityShares Tail Risk Hedged Large Cap ETF		VelocityShares Volatility Hedged Large Cap ETF

	For the Year Ended November 30, 2014	For the Period June 21, 2013 (commencement of operations) to November 30, 2013	For the Year Ended November 30, 2014	For the Period June 21, 2013 (commencement of operations) to November 30, 2013
OPERATIONS:
Net investment income	$205,856	$20,813	$262,430	$27,141
Net realized gain/(loss) on investments, total return swap contracts	(86,740)	132,810	(109,281)	(7,009)
Net change in unrealized appreciation on investments, total return swap contracts	2,260,904	97,994	4,085,876	665,462

Net increase in net assets resulting from operations	2,380,020	251,617	4,239,025	685,594

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(134,087)	(18,058)	(148,685)	(20,539)
From net realized gains	–	–	(6,021)	–
From tax return of capital	(51,870)	(1,713)	(88,105)	(9,582)

Total distributions	(185,957)	(19,771)	(242,811)	(30,121)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	31,091,332	5,000,050	62,717,368	7,701,048
Cost of shares redeemed	–	(3,894,319)	–	–

Net increase from share transactions	31,091,332	1,105,731	62,717,368	7,701,048

Net increase in net assets	33,285,395	1,337,577	66,713,582	8,356,521

NET ASSETS
Beginning of period	1,337,577	–	8,356,521	–

End of period *	$34,622,972	$1,337,577	$75,070,103	$8,356,521

*Including accumulated net investment income of:	$–	$–	$–	$–

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS
Beginning shares	50,002	–	300,002	–
Shares sold	1,150,000	200,002	2,150,000	300,002
Shares redeemed	–	(150,000)	–	–

Shares outstanding, end of period	1,200,002	50,002	2,450,002	300,002

See Notes to Financial Statements.

12  |  November 30, 2014

VelocityShares Tail Risk Hedged Large Cap ETF
Financial Highlights	For a Share Outstanding Throughout the Years Presented

		For the Year Ended November 30, 2014		For the Period June 21, 2013 (commencement of operations) to November 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$	26.75	$	25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)		0.24		0.24
Net realized and unrealized gain		2.14		1.91
Total from investment operations		2.38		2.15

DISTRIBUTIONS:
From net investment income		(0.23)		(0.37)
From tax return of capital		(0.05)		(0.03)
Total distributions		(0.28)		(0.40)

NET INCREASE IN NET ASSET VALUE		2.10		1.75
NET ASSET VALUE, END OF PERIOD	$	28.85	$	26.75

TOTAL RETURN(b)		8.94%		8.66%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$	34,623	$	1,338

Ratio of expenses to average net assets		0.65%		0.65	%(c)
Ratio of net investment income to average net assets		0.89%		2.21	%(c)
Portfolio turnover rate(d)		2%		4%

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

13  |  November 30, 2014

VelocityShares Volatility Hedged Large Cap ETF
Financial Highlights	For a Share Outstanding Throughout the Years Presented

		For the Year Ended November 30, 2014			For the Period June 21, 2013 (commencement of operations) to November 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$	27.85		$	25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)		0.21			0.12
Net realized and unrealized gain		2.84			2.88
Total from investment operations		3.05			3.00

DISTRIBUTIONS:
From net investment income		(0.19)			(0.10)
From net realized gains		(0.00	) (b)		–
From tax return of capital		(0.07)			(0.05)
Total distributions		(0.26)			(0.15)

NET INCREASE IN NET ASSET VALUE		2.79			2.85
NET ASSET VALUE, END OF PERIOD	$	30.64		$	27.85

TOTAL RETURN(c)		11.00%			12.04%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$	75,070		$	8,357

Ratio of expenses to average net assets		0.65%			0.65	%(d)
Ratio of net investment income to average net assets		0.71%			1.05	%(d)
Portfolio turnover rate(e)		1%			2%

(a)	Based on average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(d)	Annualized.
(e)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

14  |  November 30, 2014

VelocityShares
Notes to Financial Statements	November 30, 2014

1. ORGANIZATION

The ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2014, the Trust consists of sixteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the VelocityShares Tail Risk Hedged Large Cap ETF and VelocityShares Volatility Hedged Large Cap ETF (each a “Fund” and collectively, the “Funds”).

The investment objective of the VelocityShares Tail Risk Hedged Large Cap ETF is to seek investment results that correspond generally to the performance, before fees and expenses, of its underlying index, the VelocityShares Tail Risk-Hedged Large Cap Index. The investment objective of the VelocityShares Volatility Hedged Large Cap ETF is to seek investment results that correspond generally to the performance, before fees and expenses, of its underlying index, the VelocityShares Volatility Hedged Large Cap Index. Together with the VelocityShares Tail Risk Hedged Large Cap Index, the “Underlying Indexes”. Each Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Shares of the Funds are listed on the New York Stock Exchange (“NYSE”) Arca. Each Fund issues and redeems Shares on a continuous basis, at net asset value (“NAV”), in blocks of 50,000 Shares, each of which is called a “Creation Unit.” A portion of Creation Units are issued and redeemed in securities and/or derivatives included in a specified index and will be created and redeemed in-kind. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the NYSE and NASDAQ, normally 4:00 p.m. Eastern Time, on each day the exchanges are open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the closing bid prices. Over-the-counter swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or one or more dealers that make markets in such securities.

Each Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security

15  |  November 30, 2014

VelocityShares
Notes to Financial Statements	November 30, 2014

whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the closing sale prices on the applicable exchange and fair value prices may not reflect the actual value of a security. A variety of factors may be considered in determining the fair value of such securities.

B. Fair Value Measurements

Each Fund discloses the classification of fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Exchange Traded Funds, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

16  |  November 30, 2014

VelocityShares
Notes to Financial Statements	November 30, 2014

The following is a summary of the inputs used to value each Fund’s investments at November 30, 2014:

VelocityShares Tail Risk Hedged Large Cap ETF

Investments in Securities at Value		Level 1 - Unadjusted Quoted Prices		Level 2 - Unadjusted Quoted Prices		Level 3 - Unadjusted Quoted Prices		Total

Exchange Traded Funds	$	29,525,881	$	–	$	–	$	29,525,881

TOTAL	$	29,525,881	$	–	$	–	$	29,525,881

Other Financial Instruments*

Liabilities
Total Return Swap Contracts	$	–	$	(868,839)	$	–	$	(868,839)

Total	$	–	$	(868,839)	$	–	$	(868,839)

VelocityShares Volatility Hedged Large Cap ETF

Investments in Securities at Value		Level 1 - Unadjusted Quoted Prices		Level 2 - Unadjusted Quoted Prices		Level 3 - Unadjusted Quoted Prices		Total

Exchange Traded Funds	$	64,005,040	$	–	$	–	$	64,005,040

TOTAL	$	64,005,040	$	–	$	–	$	64,005,040

Other Financial Instruments*

Assets
Total Return Swap Contracts	$	–	$	3,101	$	–	$	3,101
Liabilities
Total Return Swap Contracts	$	–	$	(862,733)	$	–	$	(862,733)

Total	$	–	$	(859,632)	$	–	$	(859,632)

*	Other financial instruments are instruments not reflected in the Schedule of Investments.

Each Fund recognizes transfers between levels as of the end of the period. For the year ended November 30, 2014, none of the Funds had any transfers between Level 1 and Level 2 securities. The Funds did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

C. Concentration of Risk

The Funds seek to track the Underlying Indexes, which may have concentrations in certain regions, economies, countries, markets, industries or sectors. Underperformance or increased risk in such concentrated areas may result in underperformance or increased risk in the Funds.

D. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

E. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

F. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

17  |  November 30, 2014

VelocityShares
Notes to Financial Statements	November 30, 2014

For the period ended November 30, 2014, permanent book and tax differences resulting primarily from in-kind transactions and swap adjustments were identified and reclassified among the components of the Funds’ net assets as follows:

Fund		Paid-in Capital		Accumulated Net Investment Loss		Accumulated Net Realized Gain on Investments
VelocityShares Tail Risk Hedged Large Cap ETF	$	–	$	(71,769)	$	71,769
VelocityShares Volatility Hedged Large Cap ETF		–		(113,745)		113,745

Net investment income and net realized (loss), as disclosed on the Statement of Operations, and net assets were not affected by their reclassifications.

At November 30, 2014, the Funds had available for tax purposes unused capital loss carryforwards as follows:

Fund		Short-Term		Long-Term
VelocityShares Tail Risk Hedged Large Cap ETF	$	27,471	$	47,067

Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

The tax character of the distributions paid by the Funds during the year ended November 30, 2014 was as follows:

		Ordinary Income		Long Term Capital Gain		Return of Capital
November 30, 2014
VelocityShares Tail Risk Hedged Large Cap ETF	$	134,087	$	–	$	51,870
VelocityShares Volatility Hedged Large Cap ETF		148,685		6,021		88,105
November 30, 2013
VelocityShares Tail Risk Hedged Large Cap ETF	$	18,058	$	–		1,713
VelocityShares Volatility Hedged Large Cap ETF		20,539		–		9,582

As of November 30, 2014, the components of distributable earnings on a tax basis for the Fund were as follows:

		VelocityShares Tail Risk Hedged Large Cap ETF		VelocityShares Volatility Hedged Large Cap ETF
Accumulated net realized loss on investments	$	(74,538)	$	–
Net unrealized appreciation on investments		2,358,898		4,749,374
Total	$	2,284,360	$	4,749,374

As of November 30, 2014, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	Gross Appreciation (excess of value over tax cost)	Net Appreciation/(Depreciation) of Foreign Currency and Derivatives	Net Unrealized Appreciation/(Depreciation)	Cost of Investments for Income Tax Purposes
VelocityShares Tail Risk Hedged Large Cap ETF	$3,227,737	$(868,839)	$2,358,898	$26,298,144
VelocityShares Volatility Hedged Large Cap ETF	5,609,006	(859,632)	4,749,374	58,396,034

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales.

G. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Each Fund evaluates tax positions taken (or expected to be taken) in the course of preparing each Fund’s tax

18  |  November 30, 2014

VelocityShares
Notes to Financial Statements	November 30, 2014

returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2014, none of the Funds had a liability for any unrecognized tax benefits. Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years incorporate no uncertain tax positions that require a provision for income taxes.

3. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

As a part of their investment strategy, the VelocityShares Tail Risk Hedged Large Cap ETF and the VelocityShares Volatility Hedged Large Cap ETF are permitted to purchase investment securities, and enter into various types of derivatives contracts. In doing so, the Funds employ strategies in differing combinations that permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Cash collateral that has been pledged to cover derivative obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Statements of Investments.

A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks including liquidity risk, market risk, credit risk, default risk, counterparty risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index.

Market Risk Factors: In pursuit of their investment objectives, certain Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Credit Risk: Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Swaps: Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Funds receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Funds’ obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank. The use of interest rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal. The use of swap agreements involves certain risks. For example, if the Counterparty under a swap agreement defaults on its obligation to make payments due from it, as a result of its bankruptcy or otherwise, the Funds may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays.

Swap Risk: The VelocityShares Tail Risk Hedged Large Cap ETF and the VelocityShares Volatility Hedged Large Cap ETF use swap agreements to obtain exposure to the volatility component of each Fund’s underlying index. Swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. The swap agreements are traded over the counter. The counterparty to swap agreements is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions.

19  |  November 30, 2014

VelocityShares
Notes to Financial Statements	November 30, 2014

As a result, the VelocityShares Tail Risk Hedged Large Cap ETF and the VelocityShares Volatility Hedged Large Cap ETF are subject to credit risk with respect to amounts they expect to receive from counterparties to swaps entered into as part of their principal investment strategies. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Funds could suffer significant losses on these contracts and the value of an investor’s investment in the Funds may decline. The Funds typically enter into swap transactions only with large, well capitalized and well established financial institutions. Swaps are less marketable because they are not traded on an exchange, do not have uniform terms and conditions, and are entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swap agreements may entail breakage costs if terminated prior to the final maturity date.

During the year ended November 30, 2014, the VelocityShares Tail Risk Hedged Large Cap ETF and the VelocityShares Volatility Hedged Large Cap ETF invested in swap agreements consistent with their investment strategies to gain exposure to certain indices. Swap agreements held at November 30, 2014 are disclosed in the Schedule of Investments.

The effect of derivative instruments on the Statements of Assets and Liabilities for the year ended November 30, 2014:

Risk Exposure	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liability Derivatives Statement of Assets and Liabilities Location	Fair Value

VelocityShares Tail Risk Hedged Large Cap ETF
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	$–	Unrealized depreciation on total return swap contracts	$868,839

		$–		$868,839

VelocityShares Volatility Hedged Large Cap ETF
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	$3,101	Unrealized depreciation on total return swap contracts	$862,733

		$3,101		$862,733

The gains/(losses) in the table below are included in the “Net realized gain/(loss)” or “Net change in unrealized gain/(loss)” on the Statements of Operations.

The effect of derivative Instruments on the Statements of Operations for the year ended November 30, 2014:

Risk Exposure	Location of Gain/(Loss) on Derivatives Recognized in Income	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Depreciation on Derivatives Recognized in Income

VelocityShares Tail Risk Hedged Large Cap ETF
Equity Contracts (Total Return Swap Contracts)	Net realized loss on total return swap contracts/Net change in unrealized depreciation on total return swap contracts	$(143,586)	$(830,555)

		$(143,586)	$(830,555)

VelocityShares Volatility Hedged Large Cap ETF
Equity Contracts (Total Return Swap Contracts)	Net realized loss on total return swap contracts/Net change in unrealized depreciation on total return swap contracts	$(123,986)	$(877,980)

		$(123,986)	$(877,980)

20  |  November 30, 2014

VelocityShares
Notes to Financial Statements	November 30, 2014

Volume of derivative instruments for the Funds for the year ended November 30, 2014 was as follows:

Derivative Type	Unit of Measurement	Monthly Average

VelocityShares Tail Risk Hedged Large Cap ETF
Total Return Swap Contracts	Notional Amount	$3,961,482

VelocityShares Volatility Hedged Large Cap ETF
Total Return Swap Contracts	Notional Amount	$6,102,442

U.S. GAAP requires an entity that has financial instruments that are either (1) offset or (2) subject to an enforceable master netting arrangement or similar agreement to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.

The following table presents financial instruments that are subject to enforceable netting arrangements or other similar agreements as of November 30, 2014:

Offsetting of Derivatives Assets

November 30, 2014

				Gross Amounts Not Offset in the Statement of Assets and Liabilities

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount Receivable

VelocityShares Volatility Hedged Large Cap ETF
Total Return Swap Contracts	$3,101	$–	$3,101	$(3,101)	$–	$–

Total	$3,101	$–	$3,101	$(3,101)	$–	$–

Offsetting of Derivatives Liabilities

November 30, 2014

				Gross Amounts Not Offset in the Statement of Assets and Liabilites

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount Payable

VelocityShares Tail Risk Hedged Large Cap ETF
Total Return Swap Contracts	$(868,839)	$–	$(868,839)	$–	$868,839	$–

Total	$(868,839)	$–	$(868,839)	$–	$868,839	$–

VelocityShares Volatility Hedged Large Cap ETF
Total Return Swap Contracts	$(862,733)	$–	$(862,733)	$3,101	$859,632	$–

Total	$(862,733)	$–	$(862,733)	$3,101	$859,632	$–

21  |  November 30, 2014

VelocityShares
Notes to Financial Statements	November 30, 2014

4. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) acts as each Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser a unitary fee for the services and facilities it provides, payable on a monthly basis, at the annual rates listed below. From time to time, the Adviser may waive all or a portion of its fee.

Fund	Advisory Fee

VelocityShares Tail Risk Hedged Large Cap ETF	0.65%
VelocityShares Volatility Hedged Large Cap ETF	0.65%

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for acquired fund fees and expenses, interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of each Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all of each Fund’s expenses and to compensate the Adviser for providing services for the each Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Funds.

Each Trustee who is not an officer or employee of the Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee or $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings.

5. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2014, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales

VelocityShares Tail Risk Hedged Large Cap ETF	$408,278	$1,926,935
VelocityShares Volatility Hedged Large Cap ETF	369,354	1,775,979

For the year ended November 30, 2014, the cost of in-kind purchases and proceeds from in-kind sales, were as follows:

	Purchases	Sales

VelocityShares Tail Risk Hedged Large Cap ETF	$26,757,838	$–
VelocityShares Volatility Hedged Large Cap ETF	53,322,542	–

Gains on in-kind transactions are not considered taxable for federal income tax purposes.

6. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the net asset value per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

22  |  November 30, 2014

VelocityShares
Additional Information	November 30, 2014 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

A description of the Funds’ proxy voting policies and procedures used in determining how to vote for proxies and information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30th is available without charge, (1) on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov; (2) upon request, by calling (toll-free) 1-866-513-5856; and (3) on the Trust’s website located at http://www.alpsfunds.com.

PORTFOLIO HOLDINGS

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q will be available (1) on the SEC’s website at http://www.sec.gov; (2) by calling (toll-free) 1-866-513-5856; (3) on the Trust’s website located at http://www.alpsfunds.com; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington D.C. Information regarding the operation of the PRR may be obtained by calling (toll-free) 1-800-732-0330.

TAX INFORMATION

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2013:

	QDI	DRD

VelocityShares Tail Risk Hedged Large Cap ETF	71.84%	46.90%
VelocityShares Volatility Hedged Large Cap ETF	100.00%	91.20%

In early 2014, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2013 via Form 1099. The Fund will notify shareholders in early 2015 of amounts paid to them by the Funds, if any, during the calendar year 2014.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Velocity Shares Volatility Hedged Large Cap Fund designated $6,021 as long-term capital gain distributions for the year ended November 30, 2014.

LISCENSING AGREEMENTS

VelocityShares Tail Risk Hedged Large Cap ETF

The VelocityShares Tail Risk Hedged Large Cap Index is the exclusive property of Velocity Shares Index and Calculation Services, a division of VelocityShares LLC.

Neither VelocityShares Index & Calculation Services, VelocityShares LLC (together, “VelocityShares”) nor any other party makes any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in the Funds generally or the similarities or variations between the performance of the index and the performance of the underlying security. VelocityShares is the licensor of certain trademarks, service marks and trade names of VelocityShares and of the index which is determined, composed and calculated by VelocityShares without regard to the issuer of the Funds. Neither VelocityShares nor any other party guarantees the accuracy and/or the completeness of the indices or any date included therein. VelocityShares disclaims all warranties of merchantability or fitness for any particular purpose with respect to the indices or any data included therein.

ALTHOUGH VELOCITYSHARES SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH VELOCITYSHARES CONSIDERS RELIABLE, NEITHER VELOCITYSHARES NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER VELOCITYSHARES NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS AND COUNTERPARTIES, HOLDERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY OTHER DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER VELOCITYSHARES NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN AND VELOCITYSHARES HEREBY EXPRESSLY DISCLAIMS ALLS UCH WARRANTIES. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL VELOCITYSHARES OR ANY OTHER PARTY HAVE ANY LIABILTY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBLITY OF SUCH DAMAGES.

23  |  November 30, 2014

VelocityShares
Additional Information	November 30, 2014 (Unaudited)

VelocityShares Volatility Hedged Large Cap ETF

The VelocityShares Volatility Hedged LargeCap Index is the exclusive property of Velocity Shares Index and Calculation Services, a division of VelocityShares LLC.

Neither VelocityShares Index & Calculation Services, VelocityShares LLC (together, “VelocityShares”) nor any other party makes any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in the Funds generally or the similarities or variations between the performance of the index and the performance of the underlying security. VelocityShares is the licensor of certain trademarks, service marks and trade names of VelocityShares and of the index which is determined, composed and calculated by VelocityShares without regard to the issuer of the Funds. Neither VelocityShares nor any other party guarantees the accuracy and/or the completeness of the indices or any date included therein. VelocityShares disclaims all warranties of merchantability or fitness for any particular purpose with respect to the indices or any data included therein.

ALTHOUGH VELOCITYSHARES SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH VELOCITYSHARES CONSIDERS RELIABLE, NEITHER VELOCITYSHARES NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER VELOCITYSHARES NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS AND COUNTERPARTIES, HOLDERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY OTHER DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER VELOCITYSHARES NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN AND VELOCITYSHARES HEREBY EXPRESSLY DISCLAIMS ALLS UCH WARRANTIES. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL VELOCITYSHARES OR ANY OTHER PARTY HAVE ANY LIABILTY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES.

24  |  November 30, 2014

VelocityShares
Board Considerations Regarding Approval of Investment Advisory Agreements	November 30, 2014 (Unaudited)

VelocityShares Tail Risk Hedged Large Cap ETF

At an in-person meeting held on June 9, 2014, the Board of Trustees of the Trust (the “Board”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser”) with respect to the VelocityShares Tail Risk Hedged Large Cap ETF (“TRSK”). The Independent Trustees also met separately to consider the Advisory Agreement.

In evaluating whether to approve the Advisory Agreement for TRSK, the Board considered numerous factors, including (i) the nature, extent and quality of the services to be provided by the Adviser with respect to TRSK under the Advisory Agreement; (ii) the advisory fees and other expenses to be paid by TRSK compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to TRSK by the Adviser and the profits realized by the Adviser and its affiliates from its relationship to TRSK; (iv) the extent to which economies of scale would be realized if and as TRSK’s assets increase and whether the fee level in the Advisory Agreement reflects these economies of scale; and (v) any additional benefits and other considerations, as further described below.

With respect to the nature, extent and quality of the services to be provided by the Adviser under the Advisory Agreement, representatives from the Adviser presented the Adviser’s materials regarding consideration of approval of the Advisory Agreement. The Independent Trustees noted that included in the Board materials were responses by the Adviser to a questionnaire drafted by legal counsel to the Trust to assist the Board in evaluating whether to renew the Advisory Agreement (the “15(c) Materials”). The Independent Trustees considered and reviewed information concerning the services to be provided under the Advisory Agreement, the investment parameters of the index for TRSK, financial information regarding the Adviser and its parent company, information describing the Adviser’s current organizations and the background and experience of the persons responsible for the day-to-day management of TRSK.

The Independent Trustees reviewed information on the performance of TRSK and the performance of its benchmark index. The Trustees also evaluated the correlation and tracking error between the underlying index and TRSK’s performance. Based upon their review, the Board concluded the nature and extent of services provided to SPXH under the Advisory Agreement were appropriate and that the quality was satisfactory.

The Independent Trustees noted the services to be provided by the Adviser for the annual advisory fee of 0.65% of TRSK’s average daily net assets. The Independent Trustees noted that the advisory fee for TRSK was a unitary fee pursuant to which the Adviser assumes all expenses of TRSK (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

The Independent Trustees reviewed the comparative fee information, including data from Lipper Analytical Services (“Lipper”). The Independent Trustees noted that Lipper’s report contained comparisons of the cost and expense structures of TRSK with other funds’ cost and expense structures during similar periods of members of a Lipper identified peer expense group. The Independent Trustees noted that the advisory fee rate for TRSK was higher than others in its Lipper peer group but that TRSK’s total expense ratio was at the median of its Lipper peer group. The Independent Trustees also noted that Lipper intentionally omitted the performance group and performance universe due to the limited performance history of TRSK. The Independent Trustees also considered information provided by the Adviser about the costs and profitability of the Adviser with respect to TRSK. Based on the foregoing and the other information available to them, the Independent Trustees concluded that the advisory fee for TRSK was reasonable under the circumstances and in light of the quality of services provided.

The Independent Trustees also considered other benefits that may be realized by the Adviser from its relationship with TRSK and concluded that the advisory fee was reasonable taking into account any such benefits. The Independent Trustees noted the relatively small size of TRSK and considered whether there have been economies of scale with respect to management of TRSK, whether TRSK has appropriately benefited from any economies of scale, and whether the fee is reasonable in relation to TRSK’s assets and any economies of scale that may exist. The Independent Trustees concluded that the Adviser was not realizing any economies of scale.

Based on consideration of all factors deemed relevant, the Independent Trustees determined that approval of the Advisory Agreement was in the best interests of TRSK and its shareholders. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

In voting to approve the Advisory Agreement, the Trustees, including the Independent Trustees, concluded that the terms of the Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.

25  |  November 30, 2014

VelocityShares
Board Considerations Regarding Approval of Investment Advisory Agreements	November 30, 2014 (Unaudited)

VelocityShares Volatility Hedged Large Cap ETF

At an in-person meeting held on June 9, 2014, the Board of Trustees of the Trust (the “Board”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser”) with respect to the VelocityShares Volatility Hedged Large Cap ETF (“SPXH”). The Independent Trustees also met separately to consider the Advisory Agreement.

In evaluating whether to approve the Advisory Agreement for SPXH, the Board considered numerous factors, including (i) the nature, extent and quality of the services to be provided by the Adviser with respect to SPXH under the Advisory Agreement; (ii) the advisory fees and other expenses to be paid by SPXH compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to SPXH by the Adviser and the profits realized by the Adviser and its affiliates from its relationship to SPXH; (iv) the extent to which economies of scale would be realized if and as SPXH’s assets increase and whether the fee level in the Advisory Agreement reflects these economies of scale; and (v) any additional benefits and other considerations, as further described below.

With respect to the nature, extent and quality of the services to be provided by the Adviser under the Advisory Agreement, representatives from the Adviser presented the Adviser’s materials regarding consideration of approval of the Advisory Agreement. The Independent Trustees noted that included in the Board materials were responses by the Adviser to a questionnaire drafted by legal counsel to the Trust to assist the Board in evaluating whether to renew the Advisory Agreement (the “15(c) Materials”). The Independent Trustees considered and reviewed information concerning the services to be provided under the Advisory Agreement, the investment parameters of the index for SPXH, financial information regarding the Adviser and its parent company, information describing the Adviser’s current organizations and the background and experience of the persons responsible for the day-to-day management of SPXH.

The Independent Trustees reviewed information on the performance of SPXH and the performance of its benchmark index. The Trustees also evaluated the correlation and tracking error between the underlying index and SPXH’s performance. Based upon their review, the Board concluded that the nature and extent of services provided to SPXH under the Advisory Agreement were appropriate and that the quality was satisfactory.

The Independent Trustees noted the services to be provided by the Adviser for the annual advisory fee of 0.65% of SPXH’s average daily net assets. The Independent Trustees noted that the advisory fee for SPXH was a unitary fee pursuant to which the Adviser assumes all expenses of SPXH (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

The Independent Trustees reviewed the comparative fee information, including data from Lipper Analytical Services (“Lipper”). The Independent Trustees noted that Lipper’s report contained comparisons of the cost and expense structures of SPXH with other funds’ cost and expense structures during similar periods of members of a Lipper identified peer expense group. The Independent Trustees noted that the advisory fee rate for SPXH was higher than others in its Lipper peer group but that SPXH’s total expense ratio was only slightly higher than the median of its Lipper peer group. The Independent Trustees also noted that Lipper intentionally omitted the performance group and performance universe due to the limited performance history of SPXH. The Independent Trustees also considered information provided by the Adviser about the costs and profitability of the Adviser with respect to SPXH. Based on the foregoing and the other information available to them, the Independent Trustees concluded that the advisory fee for SPXH was reasonable under the circumstances and in light of the quality of services provided.

The Independent Trustees also considered other benefits that may be realized by the Adviser from its relationship with SPXH and concluded that the advisory fee was reasonable taking into account any such benefits. The Independent Trustees noted the relatively small size of SPXH and considered whether there have been economies of scale with respect to management of SPXH, whether SPXH has appropriately benefited from any economies of scale, and whether the fee is reasonable in relation to SPXH’s assets and any economies of scale that may exist. The Independent Trustees concluded that the Adviser was not realizing any economies of scale.

Based on consideration of all factors deemed relevant, the Independent Trustees determined that approval of the Advisory Agreement was in the best interests of SPXH. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

In voting to approve the Advisory Agreement, the Trustees, including the Independent Trustees, concluded that the terms of the Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.

26  |  November 30, 2014

VelocityShares
Trustees & Officers	November 30, 2014 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address and Year of Birth of Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of the following: AV Hunter Trust; Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	45	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (32 funds); Reaves Utility Income Fund; and Westcore Trust (12 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007.	45	Mr. Deems is a Trustee of ALPS Variable Investment Trust (9 funds); Financial Investors Trust (32 funds); and Reaves Utility Income Fund.
Rick A. Pederson, 1952	Trustee	Since March 2008

Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 – present; Advisory Board member, Bow River Capital Partners (private equity management), 2003 – present; Advisor, Pauls Corporation (real estate investment management and development), 2008 – present; Chairman, Ross Consulting Group (real estate consulting services) 1983 – 2013; Advisory Board, Neenan Company (construction services) 2002 – present; Board Member, Prosci Inc. (private business services), 2013 – present; Board Member, Citywide Banks (Colorado community bank) 2014 – present; Director, National Western Stock Show (not-for-profit organization); Director, Biennial of the Americas (not-for-profit organization).

				23	Mr. Pederson is Trustee of Westcore Trust (12 funds) and Principal Real Estate Income Fund.

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

27  |  November 30, 2014

VelocityShares
Trustees & Officers	November 30, 2014 (Unaudited)

INTERESTED TRUSTEE

Name, Address and Year of Birth of Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Thomas A. Carter, 1966	Trustee and President	Since March 2008

Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”), and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”) and ALPS Distributors, Inc. (“ADI”). Because of his position with AHI, ALPS, ADI, APSD and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touché LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.

				29	Mr. Carter is a Trustee of ALPS Variable Investment Trust (9 funds) and Principal Real Estate Income Fund.

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

28  |  November 30, 2014

VelocityShares
Trustees & Officers	November 30, 2014 (Unaudited)

OFFICERS

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Melanie H. Zimdars, 1976	Chief Compliance Officer (“CCO”)	Since December 2009

Ms. Zimdars is Vice President and Deputy Chief Compliance Officer with ALPS. Prior to joining ALPS in September 2009, Ms. Zimdars served as Principal Financial Officer, Treasurer and Secretary for the Wasatch Funds from February 2007 to December 2008. Because of her position with ALPS, Ms. Zimdars is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Zimdars is also the CCO of ALPS Variable Investment Trust, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund, Broadview Funds Trust, BLDRS Index Funds Trust and Powershares QQQ Trust.

William Parmentier, 1952	Vice President	Since March 2008

Mr. Parmentier is Chief Investment Officer of AAI (since 2006); President and Chief Executive Officer of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005 – 2006), Banc of America Investment Advisors, Inc. Because of his position with AAI, Mr. Parmentier is deemed an affiliate of the Trust as defined under the 1940 Act.

Patrick D. Buchanan, 1972	Treasurer	Since June 2012

Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of ALPS Variable Investment Trust and the Principal Real Estate Income Fund.

Erin D. Nelson, 1977	Secretary	Since October 2013

Ms. Nelson is Vice President and Assistant General Counsel of ALPS Advisors, Inc. Ms. Nelson joined ALPS in January, 2003. Ms. Nelson is also Secretary of the Principal Real Estate Income Fund since 2014, Clough Global Allocation Fund since 2004, Clough Global Equity Fund since 2005, Clough Global Opportunities Fund since 2006, Liberty All-Star Equity Fund since 2013 and Liberty All-Star Growth Fund since 2013. Because of her position with ALPS, Ms. Nelson is deemed an affiliate of the Trust as defined under the 1940 Act.

Jennifer A. Craig, 1973	Assistant Secretary	Since October 2013

Ms. Craig joined ALPS in 2007 and is currently Assistant Vice-Principal and Paralegal Manager of ALPS. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

29  |  November 30, 2014

This report has been prepared for shareholders of the ETFs described herein and may be distributed to others only if preceded or accompanied by a prospectus.

ALPS Portfolio Solutions Distributor, Inc., distributor for the ETFs.

Item 2.	Code of Ethics.

(a) The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b) Not applicable.

(c) During the period covered by this report, no amendments to the provisions of the code of ethics adopted in 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees of the Registrant has designated Jeremy W. Deems as the Registrant’s “Audit Committee Financial Expert”. Mr. Deems is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal year ended November 30, 2014 and November 30, 2013, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $258,900 and $277,000, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal year ended November 30, 2014 and November 30, 2013, the aggregate fees billed for professional services rendered by the principal accountant for the verification of the Registrant’s securities and similar investments in accordance with Rule 17f-2 under the Investment Company Act of 1940 were $0 and $0, respectively.

(c)	Tax Fees: For the Registrant’s fiscal year ended November 30, 2014 and November 30, 2013, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $99,380 and $85,665, respectively. The fiscal year 2014 and 2013 tax fees were for services pertaining to federal and state income tax return review, review of year end dividend distributions and excise tax preparation.

(d)	All Other Fees: For the Registrant’s fiscal year ended November 30, 2014 and November 30, 2013, aggregate fees billed to the Registrant by the principal accountant for services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item 4 were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal accountant must be pre-approved by the Registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for the fiscal year ended November 30, 2014 and November 30, 2013 of the Registrant were $399,000 and $307,165, respectively. These fees consisted of non-audit fees billed to (i) the Registrant of $99,380 and $85,665 as described in response to paragraph (c) above and (ii) to ALPS Fund Services, Inc. (“AFS”), an entity under common control with ALPS Advisors, Inc., the Registrant’s investment adviser, of $299,620 and $221,500, respectively. The non-audit fees billed to AFS related to SSAE 16 services and other compliance-related matters.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Registrant’s audit committee determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendments these to, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALPS ETF TRUST

By:	/s/ Thomas A. Carter
Thomas A. Carter
President (Principal Executive Officer)

Date:	February 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas A. Carter
Thomas A. Carter
President (Principal Executive Officer)

Date:	February 6, 2015

By:	/s/ Patrick D. Buchanan
Patrick D. Buchanan
Treasurer (Principal Financial Officer)

Date:	February 6, 2015